UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 8/31/21

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not Applicable.

Semiannual Report to Shareholders	August 31, 2021

Invesco Corporate Bond Fund

Nasdaq:

A: ACCBX ∎ C: ACCEX ∎ R: ACCZX ∎ Y: ACCHX ∎ R5: ACCWX ∎ R6: ICBFX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
23	Financial Statements
26	Financial Highlights
27	Notes to Financial Statements
36	Fund Expenses
37	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 2/28/21 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.20%
Class C Shares	2.80
Class R Shares	3.07
Class Y Shares	3.32
Class R5 Shares	3.35
Class R6 Shares	3.39
Bloomberg U.S. Credit Index▼ (Broad Market/Style-Specific Index)	2.75
Lipper BBB Rated Funds Index◾ (Peer Group Index)	3.17
Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

The Bloomberg U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.

The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                         Invesco Corporate Bond Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (9/23/71)	7.05%
10 Years	5.27
5 Years	4.73
1 Year	1.88
Class C Shares
Inception (8/30/93)	5.43%
10 Years	5.11
5 Years	4.85
1 Year	4.58
Class R Shares
Inception (6/6/11)	5.37%
10 Years	5.48%
5 Years	5.38
1 Year	6.12
Class Y Shares
Inception (8/12/05)	5.89%
10 Years	6.00
5 Years	5.90
1 Year	6.64
Class R5 Shares
Inception (6/1/10)	6.42%
10 Years	6.13
5 Years	5.97
1 Year	6.70
Class R6 Shares
10 Years	6.14%
5 Years	6.07
1 Year	6.78

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                         Invesco Corporate Bond Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4                         Invesco Corporate Bond Fund

Schedule of Investments(a)

August 31, 2021

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–84.86%
Advertising–0.34%
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	$4,693,000	$5,619,483

Lamar Media Corp., 3.75%, 02/15/2028	2,800,000	2,880,388

3.63%, 01/15/2031(b)	1,440,000	1,438,481

		9,938,352

Aerospace & Defense–0.92%
Boeing Co. (The), 2.75%, 02/01/2026(c)	3,866,000	4,042,625

2.20%, 02/04/2026(c)	5,389,000	5,411,126

5.15%, 05/01/2030	5,000,000	5,920,984

5.81%, 05/01/2050	8,027,000	10,919,958

TransDigm UK Holdings PLC, 6.88%, 05/15/2026	301,000	317,555

TransDigm, Inc., 6.38%, 06/15/2026	141,000	146,577

		26,758,825

Agricultural Products–0.31%
Bunge Ltd. Finance Corp., 2.75%, 05/14/2031	8,864,000	9,111,049

Airlines–2.13%
Aeropuerto Internacional de Tocumen S.A. (Panama), 4.00%, 08/11/2041(b)(c)	1,302,000	1,328,151

5.13%, 08/11/2061(b)(c)	1,795,000	1,904,271

American Airlines Pass-Through Trust,
Series 2016-3, Class A, 3.00%, 10/15/2028	3,525,885	3,560,858

Series 2017-2, Class AA, 3.35%, 10/15/2029	276,419	282,320

American Airlines, Inc./A Advantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	1,236,000	1,304,289

5.75%, 04/20/2029(b)	753,000	814,159

British Airways Pass-Through Trust (United Kingdom), Series 2019-1, Class AA, 3.30%, 12/15/2032(b)	3,665,708	3,777,561

Series 2021-1, Class A, 2.90%, 03/15/2035(b)	2,004,000	2,034,179

Delta Air Lines Pass-Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	3,090,000	3,184,508

Series 2020-1, Class AA, 2.00%, 06/10/2028	2,892,074	2,902,498

Delta Air Lines, Inc., 7.00%, 05/01/2025(b)	832,000	973,747

7.38%, 01/15/2026(c)	425,000	500,631

Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(b)	3,864,000	4,145,885

4.75%, 10/20/2028(b)	11,517,000	12,849,675

Southwest Airlines Co., 5.25%, 05/04/2025	39,000	44,223

	Principal Amount	Value

Airlines–(continued)
United Airlines Pass-Through Trust, Series 2014-2, Class B, 4.63%, 09/03/2022	$1,191,909	$1,216,198

Series 2016-1, Class B, 3.65%, 01/07/2026	1,858,414	1,861,439

Series 2020-1, Class A, 5.88%, 10/15/2027	5,870,917	6,561,710

Series 2018-1, Class A, 3.70%, 03/01/2030	297,727	307,428

Series 2018-1, Class AA, 3.50%, 03/01/2030	3,862,493	4,039,843

Series 2019-1, Class A, 4.55%, 08/25/2031	1,782,403	1,924,330

Series 2019-1, Class AA, 4.15%, 08/25/2031	3,474,497	3,805,351

United Airlines, Inc., 4.38%, 04/15/2026(b)	1,211,000	1,258,689

4.63%, 04/15/2029(b)	1,090,000	1,132,265

		61,714,208

Alternative Carriers–0.06%
Level 3 Financing, Inc., 3.75%, 07/15/2029(b)(c)	1,285,000	1,254,481

Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039(c)	459,000	510,135

		1,764,616

Apparel Retail–0.12%
Bath & Body Works, Inc., 6.75%, 07/01/2036	436,000	556,107

Ross Stores, Inc., 1.88%, 04/15/2031	3,112,000	3,051,792

		3,607,899

Application Software–0.38%
salesforce.com, inc., 2.90%, 07/15/2051	6,709,000	6,904,924

3.05%, 07/15/2061	3,932,000	4,102,177

		11,007,101

Asset Management & Custody Banks–0.93%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	4,172,000	4,534,137

Ameriprise Financial, Inc., 3.00%, 04/02/2025	3,256,000	3,477,634

Apollo Management Holdings L.P., 2.65%, 06/05/2030(b)	229,000	234,495

Ares Capital Corp., 2.88%, 06/15/2028	4,263,000	4,350,010

CI Financial Corp. (Canada), 3.20%, 12/17/2030(c)	4,667,000	4,853,989

Franklin Resources, Inc., 2.95%, 08/12/2051	6,953,000	7,010,653

Owl Rock Capital Corp., 2.63%, 01/15/2027	2,375,000	2,399,059

		26,859,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Corporate Bond Fund

	Principal Amount	Value

Auto Parts & Equipment–0.39%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.75%, 04/01/2028(b)	$4,969,000	$5,132,927

5.38%, 03/01/2029(b)(c)	1,884,000	1,980,555

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	178,000	190,238

Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	132,000	136,290

Dana, Inc., 5.38%, 11/15/2027	221,000	233,431

Nemak S.A.B. de C.V. (Mexico), 3.63%, 06/28/2031(b)	3,204,000	3,224,314

NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	506,000	525,506

		11,423,261

Automobile Manufacturers–1.13%
Allison Transmission, Inc., 3.75%, 01/30/2031(b)	1,046,000	1,046,152

Ford Motor Co., 8.50%, 04/21/2023	522,000	577,789

9.00%, 04/22/2025	326,000	398,682

4.35%, 12/08/2026	400,000	431,438

9.63%, 04/22/2030	226,000	322,384

4.75%, 01/15/2043	345,000	372,609

Ford Motor Credit Co. LLC, 5.60%, 01/07/2022	410,000	415,883

3.38%, 11/13/2025	1,599,000	1,656,964

4.39%, 01/08/2026	200,000	214,750

2.70%, 08/10/2026	2,367,000	2,392,919

5.11%, 05/03/2029	450,000	509,105

4.00%, 11/13/2030(c)	332,000	350,687

General Motors Financial Co., Inc., Series B, 6.50%(d)(e)	200,000	227,500

Hyundai Capital America,

4.30%, 02/01/2024(b)	12,075,000	13,027,374

2.65%, 02/10/2025(b)	3,542,000	3,702,069

2.00%, 06/15/2028(b)	4,581,000	4,564,277

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	320,000	338,000

Volkswagen Group of America Finance LLC (Germany), 1.63%, 11/24/2027(b)	2,251,000	2,248,543

		32,797,125

Automotive Retail–0.05%
Advance Auto Parts, Inc., 3.90%, 04/15/2030	85,000	94,754

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	774,000	788,756

Lithia Motors, Inc., 3.88%, 06/01/2029(b)	512,000	537,498

		1,421,008

Biotechnology–0.23%
AbbVie, Inc.,
3.20%, 11/21/2029	350,000	382,829

4.88%, 11/14/2048	1,997,000	2,619,564
Amgen, Inc.,

2.00%, 01/15/2032	450,000	442,664

3.15%, 02/21/2040	3,037,000	3,211,062

		6,656,119

	Principal Amount	Value

Brewers–0.30%
Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey), 3.38%, 06/29/2028(b)	$2,337,000	$2,412,719

Anheuser-Busch InBev Worldwide, Inc. (Belgium),
8.00%, 11/15/2039	2,307,000	3,820,500

4.35%, 06/01/2040	2,105,000	2,528,401

		8,761,620

Broadcasting–0.02%
Gray Television, Inc., 7.00%, 05/15/2027(b)	444,000	476,767

Building Products–0.11%
Carrier Global Corp., 2.72%, 02/15/2030	155,000	162,686

North Queensland Export Terminal Pty. Ltd. (Australia), 4.45%, 12/15/2022(b)	804,000	772,195

Owens Corning, 4.30%, 07/15/2047	250,000	294,703

Standard Industries, Inc.,

5.00%, 02/15/2027(b)	255,000	263,925

3.38%, 01/15/2031(b)	1,639,000	1,581,889

		3,075,398

Cable & Satellite–2.82%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/2026(b)	634,000	652,227

5.00%, 02/01/2028(b)	187,000	196,135

4.75%, 03/01/2030(b)	607,000	643,013

4.50%, 08/15/2030(b)	676,000	707,218

4.25%, 02/01/2031(b)	1,141,000	1,172,417

4.50%, 05/01/2032	509,000	532,579

4.50%, 06/01/2033(b)(c)	1,952,000	2,025,756

4.25%, 01/15/2034(b)	217,000	219,296

Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	4,780,000	5,411,471

5.38%, 04/01/2038	249,000	308,249

3.50%, 06/01/2041	3,605,000	3,651,904

5.75%, 04/01/2048	2,324,000	2,995,511

3.90%, 06/01/2052	3,929,000	4,066,605

6.83%, 10/23/2055	4,111,000	6,152,623

3.85%, 04/01/2061	4,767,000	4,757,722

4.40%, 12/01/2061	1,936,000	2,127,334

Comcast Corp.,
3.45%, 02/01/2050(c)	3,978,000	4,380,017

2.80%, 01/15/2051	8,322,000	8,093,977

2.89%, 11/01/2051(b)	5,251,000	5,233,324

2.94%, 11/01/2056(b)	4,971,000	4,931,239

2.99%, 11/01/2063(b)	3,547,000	3,496,189

Cox Communications, Inc.,
1.80%, 10/01/2030(b)	73,000	70,628

2.60%, 06/15/2031(b)(c)	3,067,000	3,142,700

3.60%, 06/15/2051(b)	7,855,000	8,328,982

CSC Holdings LLC, 6.50%, 02/01/2029(b)	727,000	803,335

4.50%, 11/15/2031(b)	264,000	266,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Corporate Bond Fund

	Principal Amount	Value

Cable & Satellite–(continued)
DISH DBS Corp., 7.75%, 07/01/2026	$130,000	$149,071

Sirius XM Radio, Inc.,
3.13%, 09/01/2026(b)	540,000	550,908

4.00%, 07/15/2028(b)	412,000	421,414

4.13%, 07/01/2030(b)(c)	1,025,000	1,050,625

3.88%, 09/01/2031(b)	5,085,000	5,071,245

Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(b)	200,000	214,500

		81,824,255

Casinos & Gaming–0.35%
DraftKings, Inc., Conv., 0.00%, 03/15/2028(b)(f)	5,450,000	5,248,059

Everi Holdings, Inc., 5.00%, 07/15/2029(b)	521,000	533,895

International Game Technology PLC, 4.13%, 04/15/2026(b)	1,511,000	1,571,138

MGM Resorts International,
7.75%, 03/15/2022	301,000	311,535

6.00%, 03/15/2023	559,000	592,540

Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(b)	513,000	538,840

Scientific Games International, Inc., 8.25%, 03/15/2026(b)	707,000	752,868

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(b)	496,000	516,554

		10,065,429

Commodity Chemicals–0.07%
Axalta Coating Systems LLC, 3.38%, 02/15/2029(b)	2,011,000	1,973,485

Computer & Electronics Retail–0.76%
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	708,000	723,930

4.00%, 07/15/2024	2,921,000	3,171,818

6.02%, 06/15/2026	3,928,000	4,693,995

4.90%, 10/01/2026	1,719,000	1,990,523

8.35%, 07/15/2046	4,105,000	6,748,320

Leidos, Inc., 2.30%, 02/15/2031	4,698,000	4,637,255

		21,965,841

Construction & Engineering–0.04%
AECOM, 5.13%, 03/15/2027	133,000	148,746

Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(b)	520,000	537,550

New Enterprise Stone & Lime Co., Inc.,
6.25%, 03/15/2026(b)	239,000	245,871

9.75%, 07/15/2028(b)	197,000	218,638

		1,150,805

Construction Machinery & Heavy Trucks–0.01%
Wabtec Corp., 4.95%, 09/15/2028	209,000	243,511

Construction Materials–0.12%
CRH America Finance, Inc. (Ireland), 3.95%, 04/04/2028(b)	3,123,000	3,547,020

	Principal Amount	Value

Consumer Finance–0.70%
Ally Financial, Inc.,
5.13%, 09/30/2024	$434,000	$487,232

4.63%, 03/30/2025	1,303,000	1,455,229

Series C, 4.70%(d)(e)	3,987,000	4,161,431

American Express Co., Series C, 3.40% (3 mo. USD LIBOR + 3.29%)(e)(g)	2,973,000	2,973,037

Navient Corp.,
7.25%, 09/25/2023(c)	1,040,000	1,143,873

5.00%, 03/15/2027	486,000	511,017

5.63%, 08/01/2033	221,000	214,391

OneMain Finance Corp.,
6.88%, 03/15/2025	300,000	340,125

7.13%, 03/15/2026	735,000	859,950

3.88%, 09/15/2028	3,554,000	3,572,925

5.38%, 11/15/2029	519,000	567,726

Synchrony Financial, 4.50%, 07/23/2025	3,695,000	4,113,260

		20,400,196

Copper–0.18%
Freeport-McMoRan, Inc.,
5.00%, 09/01/2027	2,752,000	2,899,920

4.38%, 08/01/2028(c)	1,235,000	1,310,644

5.40%, 11/14/2034	826,000	1,036,878

		5,247,442

Data Processing & Outsourced Services–0.60%
Clarivate Science Holdings Corp.,
3.88%, 07/01/2028(b)	3,254,000	3,315,728

4.88%, 07/01/2029(b)	1,389,000	1,434,448

Fidelity National Information Services, Inc., 2.25%, 03/01/2031	530,000	535,293

Fiserv, Inc., 4.20%, 10/01/2028(c)	2,218,000	2,544,778

PayPal Holdings, Inc., 2.85%, 10/01/2029	2,326,000	2,510,069

Square, Inc.,
2.75%, 06/01/2026(b)	1,577,000	1,624,657

3.50%, 06/01/2031(b)(c)	3,167,000	3,297,940

StoneCo Ltd. (Brazil), 3.95%, 06/16/2028(b)	2,307,000	2,228,966

		17,491,879

Department Stores–0.05%
Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(b)(c)	1,089,000	1,191,203

4.50%, 12/15/2034	275,000	269,500

		1,460,703

Distributors–0.09%
Genuine Parts Co., 1.88%, 11/01/2030	2,795,000	2,730,619

Diversified Banks–9.99%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	7,620,000	8,366,531

African Export-Import Bank (The) (Supranational),
2.63%, 05/17/2026(b)	1,433,000	1,470,930

3.80%, 05/17/2031(b)	1,858,000	1,942,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Corporate Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)
Australia & New Zealand Banking Group Ltd. (Australia), 6.75%(b)(d)(e)	$3,647,000	$4,280,393

Banco Santander S.A. (Spain), 2.75%, 12/03/2030	3,000,000	3,018,340

Bank of America Corp.,
3.86%, 07/23/2024(d)	8,064,000	8,551,408

2.69%, 04/22/2032(d)	6,552,000	6,813,922

2.30%, 07/21/2032(d)	3,217,000	3,238,086

7.75%, 05/14/2038	2,623,000	4,162,191

2.68%, 06/19/2041(d)	14,102,000	13,906,881

2.97%, 07/21/2052(d)	5,222,000	5,282,421

Series AA, 6.10%(d)(e)	5,955,000	6,694,283

Series DD, 6.30%(d)(e)	1,885,000	2,200,078

Bank of China Ltd. (China), 5.00%, 11/13/2024(b)	2,850,000	3,176,130

BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(b)(c)	1,666,000	1,807,194

BNP Paribas S.A. (France), 4.38%, 03/01/2033(b)(d)	250,000	277,794

BPCE S.A. (France), 2.28%, 01/20/2032(b)(d)	3,204,000	3,163,275

Citigroup, Inc., 3.50%, 05/15/2023	3,677,000	3,862,087

5.50%, 09/13/2025	4,154,000	4,829,644

3.11%, 04/08/2026(d)	3,709,000	3,967,857

3.98%, 03/20/2030(d)	3,695,000	4,199,768

4.41%, 03/31/2031(d)	3,019,000	3,540,629

2.57%, 06/03/2031(d)	266,000	274,827

2.56%, 05/01/2032(d)	4,236,000	4,359,241

4.65%, 07/23/2048	1,832,000	2,436,262

3.88%(d)(e)	6,892,000	7,107,375

Series A, 5.95%(d)(e)	1,192,000	1,255,623

Series V, 4.70%(d)(e)	2,340,000	2,446,178

Citizens Bank N.A., 2.25%, 04/28/2025	2,836,000	2,968,921

Commonwealth Bank of Australia (Australia), 2.69%, 03/11/2031(b)	3,057,000	3,092,382

Credit Agricole S.A. (France), 1.91%, 06/16/2026(b)(d)	1,828,000	1,871,510

7.88%(b)(d)(e)	2,555,000	2,877,086

8.13%(b)(d)(e)	416,000	507,260

Federation des Caisses Desjardins du Quebec (Canada), 2.05%, 02/10/2025(b)	5,091,000	5,274,142

Global Bank Corp. (Panama), 4.50%, 10/20/2021(b)	6,573,000	6,604,974

HSBC Holdings PLC (United Kingdom),
1.65%, 04/18/2026(d)	1,970,000	1,995,121

2.01%, 09/22/2028(d)	5,893,000	5,951,268

2.21%, 08/17/2029(d)	5,266,000	5,313,431

2.36%, 08/18/2031(d)	201,000	202,015

2.80%, 05/24/2032(d)	1,976,000	2,041,550

4.60%(d)(e)	3,181,000	3,264,501

6.00%(d)(e)	4,347,000	4,792,568

ING Groep N.V. (Netherlands), 6.88%(b)(d)(e)	1,670,000	1,725,786

	Principal Amount	Value

Diversified Banks–(continued)
JPMorgan Chase & Co.,
1.03% (3 mo. USD LIBOR + 0.89%), 07/23/2024(c)(g)	$5,200,000	$5,272,839

2.08%, 04/22/2026(d)	5,016,000	5,181,663

3.63%, 12/01/2027	2,542,000	2,798,777

3.70%, 05/06/2030(d)	3,695,000	4,139,906

2.58%, 04/22/2032(d)	4,399,000	4,541,611

4.26%, 02/22/2048(d)	1,788,000	2,207,466

Series W, 1.12% (3 mo. USD LIBOR + 1.00%), 05/15/2047(g)	5,770,000	5,008,361

Series V, 3.46% (3 mo. USD LIBOR + 3.32%)(e)(g)	1,853,000	1,856,953

Mitsubishi UFJ Financial Group, Inc. (Japan), 2.05%, 07/17/2030	4,798,000	4,803,693

Mizuho Financial Group, Inc. (Japan),
2.20%, 07/10/2031(d)	6,278,000	6,284,206

2.17%, 05/22/2032(d)	5,786,000	5,770,517

National Australia Bank Ltd. (Australia),
2.33%, 08/21/2030(b)	256,000	250,970

2.99%, 05/21/2031(b)	2,367,000	2,433,747

Natwest Group PLC (United Kingdom),
3.50%, 05/15/2023(d)	4,970,000	5,076,019

6.00%(d)(e)	515,000	577,907

Nordea Bank Abp (Finland), 3.75%(b)(d)(e)	1,221,000	1,218,802

Standard Chartered PLC (United Kingdom),
1.33% (3 mo. USD LIBOR + 1.20%), 09/10/2022(b)(g)	3,395,000	3,395,781

2.68%, 06/29/2032(b)(d)	4,215,000	4,280,337

3.27%, 02/18/2036(b)(d)	4,923,000	4,951,387

4.30%(b)(d)(e)	5,262,000	5,255,159

7.75%(b)(d)(e)	4,646,000	5,043,187

Sumitomo Mitsui Financial Group, Inc. (Japan),
1.47%, 07/08/2025	2,924,000	2,967,463

3.04%, 07/16/2029	4,343,000	4,674,024

2.14%, 09/23/2030	7,101,000	6,972,853

UniCredit S.p.A. (Italy),
1.98%, 06/03/2027(b)(d)	3,540,000	3,544,796

3.13%, 06/03/2032(b)(d)	2,828,000	2,884,578

Wells Fargo & Co.,
2.19%, 04/30/2026(d)	1,489,000	1,547,039

4.15%, 01/24/2029	3,695,000	4,258,063

3.07%, 04/30/2041(d)	2,118,000	2,222,305

5.38%, 11/02/2043	7,268,000	9,809,754

4.75%, 12/07/2046	1,890,000	2,411,420

Series BB, 3.90%(d)(e)	3,059,000	3,182,140

Westpac Banking Corp. (Australia), 2.67%, 11/15/2035(d)	101,000	100,263

		290,038,343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Corporate Bond Fund

	Principal Amount	Value

Diversified Capital Markets–1.55%
Credit Suisse Group AG (Switzerland),
4.19%, 04/01/2031(b)(d)	$2,792,000	$3,166,062

4.50%(b)(c)(d)(e)	4,764,000	4,734,225

5.10%(b)(c)(d)(e)	4,230,000	4,362,822

5.25%(b)(d)(e)	4,357,000	4,577,029

7.13%(b)(d)(e)	3,667,000	3,794,428

7.25%(b)(d)(e)	330,000	370,475

7.50%(b)(d)(e)	5,779,000	6,244,209

7.50%(b)(d)(e)	920,000	994,060

Macquarie Bank Ltd. (Australia), 6.13%(b)(d)(e)	5,010,000	5,540,885

UBS Group AG (Switzerland),
3.13%, 08/13/2030(b)(d)	7,551,000	8,167,451

4.38%(b)(c)(d)(e)	2,932,000	3,008,965

		44,960,611

Diversified Metals & Mining–0.73%
Corp. Nacional del Cobre de Chile (Chile), 3.15%, 01/15/2051(b)	1,955,000	1,910,566

FMG Resources August 2006 Pty. Ltd. (Australia), 4.38%, 04/01/2031(b)	2,932,000	3,163,687

Teck Resources Ltd. (Canada),
6.13%, 10/01/2035(c)	5,373,000	6,940,803

6.25%, 07/15/2041(c)	6,930,000	9,240,836

		21,255,892

Diversified REITs–0.85%
iStar, Inc.,
4.75%, 10/01/2024(c)	560,000	595,028

5.50%, 02/15/2026	191,000	200,311

Trust Fibra Uno (Mexico),
5.25%, 12/15/2024(b)(c)	4,124,000	4,551,865

5.25%, 01/30/2026(b)	3,705,000	4,155,899

4.87%, 01/15/2030(b)	3,446,000	3,795,269

6.39%, 01/15/2050(b)(c)	9,390,000	11,424,109

		24,722,481

Drug Retail–0.12%
CK Hutchison International 21 Ltd. (United Kingdom), 2.50%, 04/15/2031(b)	270,000	278,094

CVS Pass-Through Trust,
6.04%, 12/10/2028	1,106,427	1,297,447

5.77%, 01/10/2033(b)	1,627,525	1,935,527

		3,511,068

Electric Utilities–2.33%
Commonwealth Edison Co., Series 127, 3.20%, 11/15/2049	3,963,000	4,270,519

Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	3,016,000	3,117,790

Duke Energy Progress LLC, 2.50%, 08/15/2050(c)	9,667,000	9,092,517

Electricite de France S.A. (France), 6.00%, 01/22/2114(b)	6,655,000	9,749,973

Enel Finance International N.V. (Italy), 2.88%, 07/12/2041(b)	3,969,000	3,896,118

Eversource Energy, Series R, 1.65%, 08/15/2030	88,000	85,083

PacifiCorp, 2.90%, 06/15/2052	5,221,000	5,221,817

	Principal Amount	Value

Electric Utilities–(continued)
Southern Co. (The),
Series B, 4.00%, 01/15/2051(d)	$14,349,000	$15,244,378

5.50%, 03/15/2057(d)	11,081,000	11,263,546

Series 21-A, 3.75%, 09/15/2051(d)	2,431,000	2,492,018

Talen Energy Supply LLC, 7.63%, 06/01/2028(b)(c)	746,000	646,499

Vistra Operations Co. LLC,
5.63%, 02/15/2027(b)	180,000	187,661

5.00%, 07/31/2027(b)	324,000	336,587

4.38%, 05/01/2029(b)	1,976,000	2,008,110

		67,612,616

Electrical Components & Equipment–0.22%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	4,864,000	4,828,947

AES Andres B.V. (Dominican Republic), 5.70%, 05/04/2028(b)	991,000	1,021,984

EnerSys,
5.00%, 04/30/2023(b)	476,000	496,506

4.38%, 12/15/2027(b)	107,000	112,616

Rockwell Automation, Inc., 1.75%, 08/15/2031	48,000	47,640

		6,507,693

Electronic Components–1.16%
Corning, Inc., 5.45%, 11/15/2079	23,672,000	33,669,942

Electronic Equipment & Instruments–0.24%
Vontier Corp.,
2.40%, 04/01/2028(b)	3,757,000	3,765,228

2.95%, 04/01/2031(b)	3,030,000	3,064,057

		6,829,285

Electronic Manufacturing Services–0.26%
Jabil, Inc., 3.00%, 01/15/2031	7,348,000	7,574,669

Environmental & Facilities Services–0.11%
GFL Environmental, Inc. (Canada), 3.50%, 09/01/2028(b)	3,224,000	3,221,260

Fertilizers & Agricultural Chemicals–0.10%
Nutrien Ltd. (Canada), 2.95%, 05/13/2030	125,000	133,443

OCI N.V. (Netherlands), 4.63%, 10/15/2025(b)(c)	938,000	983,259

OCP S.A. (Morocco), 5.13%, 06/23/2051(b)	1,758,000	1,780,648

		2,897,350

Financial Exchanges & Data–0.59%
Intercontinental Exchange, Inc., 1.85%, 09/15/2032	170,000	164,203

Moody’s Corp.,
2.00%, 08/19/2031	3,560,000	3,537,287

2.75%, 08/19/2041	3,929,000	3,902,041

5.25%, 07/15/2044	1,539,000	2,113,288

MSCI, Inc.,
3.88%, 02/15/2031(b)(c)	1,983,000	2,119,331

3.63%, 11/01/2031(b)	1,992,000	2,117,705

3.25%, 08/15/2033(b)	847,000	874,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Corporate Bond Fund

	Principal Amount	Value

Financial Exchanges & Data–(continued)
S&P Global, Inc., 1.25%, 08/15/2030(c)	$2,474,000	$2,357,217

		17,185,938

Food Distributors–0.16%
American Builders & Contractors Supply Co., Inc.,
4.00%, 01/15/2028(b)	512,000	529,485

3.88%, 11/15/2029(b)	3,991,000	3,971,125

		4,500,610

Food Retail–0.49%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 3.50%, 02/15/2023(b)(c)	2,934,000	3,022,578

Alimentation Couche-Tard, Inc. (Canada),
3.44%, 05/13/2041(b)	3,846,000	4,049,196

3.63%, 05/13/2051(b)	4,466,000	4,774,184

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028(b)	1,045,000	1,089,413

SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)(c)	499,000	524,581

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc., 4.63%, 03/01/2029(b)	776,000	790,666

		14,250,618

Health Care Distributors–0.15%
McKesson Corp., 1.30%, 08/15/2026	3,055,000	3,051,414

Owens & Minor, Inc., 4.50%, 03/31/2029(b)(c)	1,411,000	1,444,476

		4,495,890

Health Care Equipment–0.01%
Becton, Dickinson and Co., 2.82%, 05/20/2030	188,000	199,226

Health Care Facilities–0.42%
Encompass Health Corp., 4.50%, 02/01/2028(c)	506,000	530,668

HCA, Inc.,
5.00%, 03/15/2024	8,501,000	9,353,180

5.38%, 02/01/2025	242,000	273,009

5.25%, 04/15/2025	151,000	172,430

5.88%, 02/15/2026	166,000	192,734

5.38%, 09/01/2026	111,000	128,183

5.88%, 02/01/2029	216,000	262,188

3.50%, 09/01/2030	1,234,000	1,326,112

		12,238,504

Health Care REITs–0.60%
CTR Partnership L.P./ CareTrust Capital Corp., 3.88%, 06/30/2028(b)	531,000	546,338

Diversified Healthcare Trust,
9.75%, 06/15/2025	482,000	530,802

4.38%, 03/01/2031(c)	1,785,000	1,753,807

Healthcare Trust of America Holdings L.P., 2.00%, 03/15/2031	2,589,000	2,516,693

	Principal Amount	Value

Health Care REITs–(continued)
Healthpeak Properties, Inc., 2.88%, 01/15/2031	$1,917,000	$2,028,156

MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 08/01/2029	2,064,000	2,209,342

Omega Healthcare Investors, Inc.,
3.38%, 02/01/2031	230,000	237,453

3.25%, 04/15/2033	5,015,000	5,065,294

Welltower, Inc., 3.10%, 01/15/2030	2,496,000	2,666,252

		17,554,137

Health Care Services–0.91%
Akumin, Inc., 7.00%, 11/01/2025(b)(c)	1,191,000	1,126,031

Cigna Corp.,
7.88%, 05/15/2027	5,000,000	6,672,913

4.38%, 10/15/2028	1,790,000	2,090,406

4.80%, 08/15/2038	5,078,000	6,361,785

CVS Health Corp., 1.30%, 08/21/2027(c)	3,781,000	3,750,935

DaVita, Inc.,
4.63%, 06/01/2030(b)	216,000	226,024

3.75%, 02/15/2031(b)	862,000	852,949

Fresenius Medical Care US Finance III, Inc. (Germany), 1.88%, 12/01/2026(b)	3,082,000	3,112,737

Global Medical Response, Inc., 6.50%, 10/01/2025(b)	760,000	784,700

Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	257,000	267,532

MEDNAX, Inc., 6.25%, 01/15/2027(b)	495,000	522,225

RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)	500,000	512,344

		26,280,581

Home Improvement Retail–0.30%
Lowe’s Cos., Inc.,
2.63%, 04/01/2031	3,792,000	3,957,457

3.50%, 04/01/2051	4,351,000	4,745,186

		8,702,643

Homebuilding–0.90%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	444,000	492,640

Lennar Corp.,
5.38%, 10/01/2022	324,000	341,251

4.75%, 11/15/2022	172,000	178,665

4.75%, 11/29/2027(c)	2,406,000	2,803,159

M.D.C. Holdings, Inc.,
3.85%, 01/15/2030	7,253,000	7,843,068

6.00%, 01/15/2043(c)	4,148,000	5,350,631

3.97%, 08/06/2061	6,414,000	6,330,009

Mattamy Group Corp. (Canada), 4.63%, 03/01/2030(b)	1,424,000	1,461,558

PulteGroup, Inc.,
6.38%, 05/15/2033	15,000	20,120

6.00%, 02/15/2035	395,000	522,322

Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(b)	673,000	718,428

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Corporate Bond Fund

	Principal Amount	Value

Homebuilding–(continued)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	$57,000	$60,126

		26,121,977

Hotel & Resort REITs–0.05%
Service Properties Trust, 4.95%, 02/15/2027(c)	1,334,000	1,336,094

Hotels, Resorts & Cruise Lines–0.37%
Carnival Corp., 11.50%, 04/01/2023(b)	292,000	328,407
10.50%, 02/01/2026(b)	150,000	173,253
5.75%, 03/01/2027(b)	295,000	301,981
Expedia Group, Inc., 3.60%, 12/15/2023	2,632,000	2,793,982
4.63%, 08/01/2027	4,206,000	4,759,651
2.95%, 03/15/2031	387,000	394,115
Hilton Domestic Operating Co., Inc., 3.63%, 02/15/2032(b)	1,980,000	1,967,912

		10,719,301

Household Products–0.02%
Energizer Holdings, Inc., 4.38%, 03/31/2029(b)(c)	519,000	521,138

Hypermarkets & Super Centers–0.29%
Walmart, Inc., 6.50%, 08/15/2037	5,500,000	8,397,942

Independent Power Producers & Energy Traders–0.66%
AES Corp. (The), 1.38%,
01/15/2026	2,872,000	2,857,625
2.45%, 01/15/2031	5,089,000	5,141,608
Calpine Corp., 3.75%, 03/01/2031(b)	4,464,000	4,384,005
Clearway Energy Operating LLC,
4.75%, 03/15/2028(b)	589,000	624,311
3.75%, 02/15/2031(b)	443,000	450,748
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(b)	5,671,000	5,638,902

		19,097,199

Industrial Conglomerates–0.51%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	4,111,000	4,996,197
General Electric Co., 5.55%, 01/05/2026	8,426,000	9,950,224

		14,946,421

Industrial Machinery–0.23%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	124,000	122,444
EnPro Industries, Inc., 5.75%, 10/15/2026	489,000	514,186
IDEX Corp., 2.63%, 06/15/2031	2,885,000	2,975,691
Mueller Water Products, Inc., 4.00%, 06/15/2029(b)	518,000	539,922
Weir Group PLC (The) (United Kingdom), 2.20%, 05/13/2026(b)	2,501,000	2,530,374

		6,682,617

	Principal Amount	Value

Industrial REITs–0.09%
Lexington Realty Trust, 2.38%, 10/01/2031	$2,608,000	$2,588,169

Insurance Brokers–0.09%
Arthur J. Gallagher & Co., 3.50%, 05/20/2051	2,506,000	2,719,916

Integrated Oil & Gas–1.41%
BP Capital Markets America, Inc., 3.06%, 06/17/2041	5,222,000	5,375,559
2.77%, 11/10/2050	5,985,000	5,698,098
2.94%, 06/04/2051	5,365,000	5,266,655
BP Capital Markets PLC (United Kingdom), 4.38%(d)(e)	2,512,000	2,681,560
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(b)	3,104,000	3,198,512
Occidental Petroleum Corp., 5.55%, 03/15/2026	322,000	359,433
8.50%, 07/15/2027	87,000	109,886
6.13%, 01/01/2031(c)	305,000	369,232
6.20%, 03/15/2040	233,000	278,201
4.10%, 02/15/2047	315,000	308,421
Petrobras Global Finance B.V. (Brazil), 5.50%, 06/10/2051	1,670,000	1,670,768
Petroleos Mexicanos (Mexico), 6.88%, 08/04/2026	110,000	120,278
Qatar Petroleum (Qatar), 2.25%, 07/12/2031(b)	2,316,000	2,338,713
3.13%, 07/12/2041(b)	2,245,000	2,316,054
3.30%, 07/12/2051(b)	3,664,000	3,792,423
SA Global Sukuk Ltd. (Saudi Arabia),
1.60%, 06/17/2026(b)	1,803,000	1,808,308
2.69%, 06/17/2031(b)	2,311,000	2,368,355
Saudi Arabian Oil Co. (Saudi Arabia), 4.38%, 04/16/2049(b)	2,407,000	2,820,739

		40,881,195

Integrated Telecommunication Services–2.55%
Altice France S.A. (France), 7.38%, 05/01/2026(b)	381,000	395,943
8.13%, 02/01/2027(b)	472,000	513,300
5.13%, 07/15/2029(b)	253,000	256,104
AT&T, Inc., 1.30% (3 mo. USD LIBOR + 1.18%), 06/12/2024(g)	2,832,000	2,907,185
2.55%, 12/01/2033(b)	200,000	201,180
3.10%, 02/01/2043	4,885,000	4,845,784
3.50%, 09/15/2053(b)	9,416,000	9,691,123
3.55%, 09/15/2055(b)	12,029,000	12,333,405
3.65%, 09/15/2059(b)	242,000	249,480
3.50%, 02/01/2061	3,133,000	3,118,504
NBN Co. Ltd. (Australia), 2.63%, 05/05/2031(b)	5,039,000	5,199,330
Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	2,648,000	3,845,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Corporate Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–(continued)
Verizon Communications, Inc.,
0.85%, 11/20/2025(c)	$4,258,000	$4,228,353
1.75%, 01/20/2031	3,558,000	3,449,177
2.55%, 03/21/2031	2,216,000	2,290,790
4.81%, 03/15/2039	2,095,000	2,661,378
2.65%, 11/20/2040	2,357,000	2,288,622
3.40%, 03/22/2041	2,247,000	2,411,492
2.88%, 11/20/2050	3,580,000	3,452,354
3.00%, 11/20/2060	6,445,000	6,213,833
3.70%, 03/22/2061	3,146,000	3,466,756

		74,020,066

Interactive Home Entertainment–0.44%
Electronic Arts, Inc., 1.85%, 02/15/2031	5,057,000	4,968,103
2.95%, 02/15/2051	4,786,000	4,762,056
WMG Acquisition Corp., 3.00%, 02/15/2031(b)	2,963,000	2,922,658

		12,652,817

Interactive Media & Services–1.00%
Alphabet, Inc., 1.90%, 08/15/2040	2,432,000	2,259,617
2.25%, 08/15/2060	4,245,000	3,864,714
Audacy Capital Corp., 6.75%, 03/31/2029(b)(c)	501,000	506,271
Baidu, Inc. (China), 3.08%, 04/07/2025(c)	1,175,000	1,245,353
1.72%, 04/09/2026	1,255,000	1,271,955
Match Group Holdings II LLC, 5.63%, 02/15/2029(b)	4,618,000	4,993,212
Scripps Escrow II, Inc., 3.88%, 01/15/2029(b)	515,000	518,363
Tencent Holdings Ltd. (China), 1.81%, 01/26/2026(b)	1,509,000	1,528,249
3.60%, 01/19/2028(b)	4,305,000	4,665,051
3.93%, 01/19/2038(b)(c)	3,137,000	3,401,994
Twitter, Inc., 3.88%, 12/15/2027(b)(c)	4,527,000	4,893,347

		29,148,126

Internet & Direct Marketing Retail–1.38%
Alibaba Group Holding Ltd. (China), 3.15%, 02/09/2051(c)	3,700,000	3,647,995
Amazon.com, Inc., 2.10%, 05/12/2031	8,742,000	8,971,027
2.88%, 05/12/2041	6,789,000	7,126,659
3.10%, 05/12/2051(c)	7,738,000	8,345,627
3.25%, 05/12/2061	6,706,000	7,330,552
Meituan (China), 2.13%, 10/28/2025(b)(c)	3,055,000	2,984,908
QVC, Inc., 5.45%, 08/15/2034	1,449,000	1,550,430

		39,957,198

Internet Services & Infrastructure–0.57%
Twilio, Inc., 3.63%, 03/15/2029(c)	2,928,000	3,025,942
3.88%, 03/15/2031	3,079,000	3,221,819
VeriSign, Inc., 2.70%, 06/15/2031(c)	2,765,000	2,847,826

	Principal Amount	Value

Internet Services & Infrastructure–(continued)
ZoomInfo Technologies LLC/ ZoomInfo Finance Corp., 3.88%, 02/01/2029(b)	$7,289,000	$7,354,601

		16,450,188

Investment Banking & Brokerage–3.37%
Brookfield Finance I (UK) PLC (Canada), 2.34%, 01/30/2032	4,131,000	4,133,666
Brookfield Finance, Inc. (Canada),
2.72%, 04/15/2031	3,158,000	3,287,082
3.50%, 03/30/2051	3,451,000	3,652,713
Cantor Fitzgerald L.P., 6.50%, 06/17/2022(b)	2,962,000	3,095,667
Charles Schwab Corp. (The), 1.95%, 12/01/2031	5,257,000	5,264,943
Series E, 4.63%(d)(e)	4,214,000	4,277,210
Series G, 5.38%(d)(e)	231,000	257,288
Goldman Sachs Group, Inc. (The), 0.63% (SOFR + 0.58%),
03/08/2024(g)	6,793,000	6,814,260
3.50%, 04/01/2025	3,198,000	3,464,113
0.84% (SOFR + 0.79%), 12/09/2026(g)	6,834,000	6,846,473
1.09%, 12/09/2026(d)	3,467,000	3,441,618
0.86% (SOFR + 0.81%), 03/09/2027(g)	9,583,000	9,590,129
1.99%, 01/27/2032(d)	3,332,000	3,267,721
2.38%, 07/21/2032(d)	3,215,000	3,251,699
6.75%, 10/01/2037	4,343,000	6,335,997
2.91%, 07/21/2042(d)	2,551,000	2,579,431
4.80%, 07/08/2044	3,955,000	5,155,009
Series T, 3.80%(d)(e)	146,000	149,358
Jefferies Group LLC/Jefferies Group
Capital Finance, Inc., 4.15%, 01/23/2030	3,579,000	4,060,683
Morgan Stanley, 2.19%, 04/28/2026(d)	2,569,000	2,670,714
4.35%, 09/08/2026	350,000	397,890
3.62%, 04/01/2031(d)	3,069,000	3,440,970
2.24%, 07/21/2032(d)	5,308,000	5,324,357
2.80%, 01/25/2052(d)	2,017,000	2,012,608
NFP Corp., 4.88%, 08/15/2028(b)	202,000	205,788
Nomura Holdings, Inc. (Japan), 2.61%, 07/14/2031	2,496,000	2,523,475
Raymond James Financial, Inc., 3.75%, 04/01/2051	2,170,000	2,460,652

		97,961,514

IT Consulting & Other Services–0.04%
Gartner, Inc., 4.50%, 07/01/2028(b)	740,000	784,400
3.63%, 06/15/2029(b)	253,000	260,792

		1,045,192

Leisure Facilities–0.01%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	247,000	249,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Corporate Bond Fund

	Principal Amount	Value

Life & Health Insurance–2.48%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027(c)	$6,278,000	$7,176,675
Athene Global Funding, 1.20%, 10/13/2023(b)	4,890,000	4,955,037
2.50%, 01/14/2025(b)	3,179,000	3,328,631
1.45%, 01/08/2026(b)	2,467,000	2,487,527
Athene Holding Ltd., 4.13%, 01/12/2028(c)	6,615,000	7,436,489
6.15%, 04/03/2030	3,425,000	4,371,733
3.95%, 05/25/2051	782,000	885,066
Brighthouse Financial, Inc., 4.70%, 06/22/2047	2,566,000	2,913,622
Delaware Life Global Funding, Series 21-1, 2.66% 06/29/2026(b)	13,992,000	14,335,784
MAG Mutual Insurance Co., 4.75%, 04/30/2041	11,777,000	11,777,000
MetLife, Inc., 4.13%, 08/13/2042	2,218,000	2,689,488
Series D, 5.88%(c)(d)(e)	300,000	351,208
Nationwide Financial Services, Inc., 3.90%, 11/30/2049(b)	3,113,000	3,592,058
Pacific LifeCorp, 3.35%, 09/15/2050(b)(c)	3,314,000	3,611,795
Prudential Financial, Inc., 3.91%, 12/07/2047	1,849,000	2,196,157

		72,108,270

Life Sciences Tools & Services–0.09%
Illumina, Inc., 2.55%, 03/23/2031	2,504,000	2,570,123

Managed Health Care–0.50%
Centene Corp., 4.63%, 12/15/2029	526,000	577,622
3.38%, 02/15/2030	320,000	334,800
3.00%, 10/15/2030	501,000	519,898
2.50%, 03/01/2031(c)	6,080,000	6,071,914
Kaiser Foundation Hospitals, Series 2021, 2.81%, 06/01/2041	3,275,000	3,385,693
3.00%, 06/01/2051	3,415,000	3,586,588

		14,476,515

Metal & Glass Containers–0.12%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(b)	600,000	605,250
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	489,000	512,227
Ball Corp., 5.25%, 07/01/2025(c)	359,000	406,119
Silgan Holdings, Inc., 1.40%, 04/01/2026(b)	1,967,000	1,939,236

		3,462,832

Movies & Entertainment–0.19%
Netflix, Inc., 5.88%, 11/15/2028	1,017,000	1,262,387
5.38%, 11/15/2029(b)	252,000	310,254

	Principal Amount	Value

Movies & Entertainment–(continued)
Tencent Music Entertainment Group (China), 1.38%, 09/03/2025	$1,560,000	$1,545,712
2.00%, 09/03/2030	2,480,000	2,386,374

		5,504,727

Multi-line Insurance–0.47%
American International Group, Inc., 4.50%, 07/16/2044	2,088,000	2,591,690
Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	2,781,000	3,203,859
4.63%, 04/29/2030	3,657,000	4,197,688
Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	3,068,000	3,741,132

		13,734,369

Multi-Utilities–0.10%
Dominion Energy, Inc., Series C, 2.25%, 08/15/2031	354,000	357,763
WEC Energy Group, Inc., 1.38%, 10/15/2027	2,504,000	2,477,102

		2,834,865

Office REITs–1.04%
Alexandria Real Estate Equities, Inc., 3.95%, 01/15/2027	2,823,000	3,182,327
1.88%, 02/01/2033	12,555,000	12,063,896
4.00%, 02/01/2050	2,598,000	3,052,687
Highwoods Realty L.P., 2.60%, 02/01/2031	2,070,000	2,115,245
Office Properties Income Trust, 4.50%, 02/01/2025	5,174,000	5,596,381
2.65%, 06/15/2026	848,000	865,879
2.40%, 02/01/2027	3,394,000	3,396,643

		30,273,058

Oil & Gas Drilling–0.09%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	523,000	555,034
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	405,000	411,581
Precision Drilling Corp. (Canada), 6.88%, 01/15/2029(b)	395,000	397,927
Rockies Express Pipeline LLC, 4.80%, 05/15/2030(b)	430,000	445,248
6.88%, 04/15/2040(b)	339,000	374,203
Valaris Ltd., 12.00% PIK Rate, 8.25% Cash
Rate, 04/30/2028(b)(h)	182,000	189,042
Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(h)	342,000	355,234

		2,728,269

Oil & Gas Equipment & Services–0.14%
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	3,214,000	3,547,126
USA Compression Partners L.P./USA
Compression Finance Corp., 6.88%, 09/01/2027	485,000	508,605

		4,055,731

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Corporate Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–1.66%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	$1,046,000	$1,136,265

Callon Petroleum Co., 8.00%, 08/01/2028(b)(c)	501,000	482,972

Cameron LNG LLC,
3.30%, 01/15/2035(b)	3,917,000	4,255,266

3.40%, 01/15/2038(b)	4,220,000	4,542,863

ConocoPhillips, 2.40%, 02/15/2031(b)	66,000	67,988

Devon Energy Corp., 5.25%, 10/15/2027(b)	8,752,000	9,313,729

EQT Corp.,
3.13%, 05/15/2026(b)	811,000	834,316

3.63%, 05/15/2031(b)(c)	581,000	615,038

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
2.16%, 03/31/2034(b)	3,520,000	3,511,763

2.94%, 09/30/2040(b)	5,170,000	5,265,791

Gazprom PJSC via Gaz Finance PLC (Russia), 2.95%, 01/27/2029(b)	7,070,000	6,970,249

Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	255,000	245,756

8.00%, 01/15/2027	546,000	542,877

7.75%, 02/01/2028	304,000	298,406

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	482,000	498,870

Lundin Energy Finance B.V. (Netherlands),
2.00%, 07/15/2026(b)	2,566,000	2,587,201

3.10%, 07/15/2031(b)	2,566,000	2,605,914

Murphy Oil Corp.,
6.38%, 07/15/2028(c)	2,418,000	2,547,967

6.38%, 12/01/2042	180,000	179,342

Northern Oil and Gas, Inc., 8.13%, 03/01/2028(b)	811,000	843,485

Ovintiv Exploration, Inc., 5.63%, 07/01/2024	314,000	350,105

SM Energy Co., 10.00%, 01/15/2025(b)(c)	509,000	568,171

		48,264,334

Oil & Gas Refining & Marketing–0.51%
Parkland Corp. (Canada),
5.88%, 07/15/2027(b)	2,535,000	2,704,211

4.50%, 10/01/2029(b)	1,951,000	2,002,653

Petronas Capital Ltd. (Malaysia),
2.48%, 01/28/2032(b)	3,527,000	3,595,871

3.40%, 04/28/2061(b)	6,289,000	6,637,779

		14,940,514

Oil & Gas Storage & Transportation–6.71%
Boardwalk Pipelines L.P., 3.40%, 02/15/2031	3,153,000	3,366,661

Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/2039(b)	3,402,000	3,407,110

Cheniere Energy Partners L.P., 5.63%, 10/01/2026	236,000	244,531

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
Energy Transfer L.P.,
5.88%, 01/15/2024	$508,000	$560,084

2.90%, 05/15/2025	4,018,000	4,219,088

3.75%, 05/15/2030	6,585,000	7,156,200

4.90%, 03/15/2035	10,804,000	12,473,948

5.00%, 05/15/2050	7,246,000	8,505,104

Series A, 6.25%(d)(e)	342,000	305,235

Enterprise Products Operating LLC,
3.13%, 07/31/2029	350,000	379,075

4.80%, 02/01/2049	2,189,000	2,731,690

4.20%, 01/31/2050	2,574,000	2,980,728

3.70%, 01/31/2051	12,424,000	13,490,190

Series D, 6.88%, 03/01/2033	2,458,000	3,470,592

4.88%, 08/16/2077(d)	10,130,000	9,934,524

Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	729,000	757,883

Kinder Morgan Energy Partners L.P., 4.30%, 05/01/2024(c)	1,971,000	2,136,751

Kinder Morgan, Inc.,
7.80%, 08/01/2031(c)	17,074,000	24,626,616

7.75%, 01/15/2032	17,670,000	25,588,446

3.25%, 08/01/2050	13,500,000	13,235,248

MPLX L.P.,
1.75%, 03/01/2026	3,426,000	3,470,875

4.80%, 02/15/2029	2,176,000	2,549,446

4.70%, 04/15/2048	2,570,000	3,008,784

5.50%, 02/15/2049	3,475,000	4,494,816

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	357,000	299,541

NGPL PipeCo LLC, 7.77%, 12/15/2037(b)	12,211,000	17,628,231

Northern Natural Gas Co., 3.40%, 10/16/2051(b)	2,341,000	2,456,377

Oasis Midstream Partners L.P./OMP Finance Corp., 8.00%, 04/01/2029(b)	743,000	769,975

ONEOK Partners L.P., 6.85%, 10/15/2037	3,892,000	5,324,144

ONEOK, Inc., 6.35%, 01/15/2031	5,120,000	6,601,707

Plains All American Pipeline L.P., Series B, 6.13%(d)(e)	385,000	345,537

Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, 12/15/2029	200,000	212,092

Sabine Pass Liquefaction LLC, 5.75%, 05/15/2024	362,000	403,753

Sunoco L.P./Sunoco Finance Corp., 5.88%, 03/15/2028	723,000	764,862

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.88%, 04/15/2026	677,000	709,157

5.00%, 01/15/2028	201,000	211,464

5.50%, 03/01/2030	63,000	69,536

Western Midstream Operating L.P., 2.23% (3 mo. USD LIBOR + 2.10%), 01/13/2023(g)	3,109,000	3,101,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Corporate Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Williams Cos., Inc. (The),
7.88%, 09/01/2021	$140,000	$140,000

4.55%, 06/24/2024	399,000	437,148

3.50%, 11/15/2030(c)	1,995,000	2,192,466

		194,761,476

Other Diversified Financial Services–1.93%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 4.50%, 09/15/2023 DAC	3,103,000	3,312,003

Aragvi Finance International DAC (Moldova), 8.45%, 04/29/2026(b)	1,385,000	1,444,361

Avolon Holdings Funding Ltd. (Ireland),
2.13%, 02/21/2026(b)	3,202,000	3,196,606

4.25%, 04/15/2026(b)	2,009,000	2,179,557

2.75%, 02/21/2028(b)	3,585,000	3,598,937

Blackstone Holdings Finance Co. LLC,
1.60%, 03/30/2031(b)	2,868,000	2,769,616

5.00%, 06/15/2044(b)	250,000	340,852

2.80%, 09/30/2050(b)	2,149,000	2,106,921

Blackstone Secured Lending Fund,
2.75%, 09/16/2026(c)	7,261,000	7,481,612

2.13%, 02/15/2027(b)	4,396,000	4,347,167

Blue Owl Finance LLC, 3.13%, 06/10/2031(b)	3,990,000	4,013,062

Carlyle Finance LLC, 5.65%, 09/15/2048(b)	360,000	504,034

GE Capital Funding LLC, 4.40%, 05/15/2030	2,812,000	3,297,047

ILFC E-Capital Trust II, 3.91% (3 mo. USD LIBOR + 1.80%), 12/21/2065(b)(g)	620,000	524,675

KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(b)	2,173,000	2,343,977

LSEGA Financing PLC (United Kingdom),
1.38%, 04/06/2026(b)	2,907,000	2,920,257

2.00%, 04/06/2028(b)	2,683,000	2,731,821

2.50%, 04/06/2031(b)	1,634,000	1,685,733

3.20%, 04/06/2041(b)	2,238,000	2,370,691

Pershing Square Holdings Ltd. (Guernsey), 3.25%, 11/15/2030(b)	4,800,000	4,940,515

		56,109,444

Packaged Foods & Meats–0.56%
JBS Finance Luxembourg S.a.r.l., 3.63%, 01/15/2032(b)	3,156,000	3,271,083

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/2029(b)(c)	466,000	528,327

Kraft Heinz Foods Co. (The),
6.88%, 01/26/2039	340,000	508,736

5.00%, 06/04/2042	352,000	446,040

4.38%, 06/01/2046	472,000	548,246

5.50%, 06/01/2050	540,000	721,715

Minerva Luxembourg S.A. (Brazil), 4.38%, 03/18/2031(b)	10,531,000	10,359,029

		16,383,176

Paper Packaging–0.23%
Berry Global, Inc., 1.65%, 01/15/2027(b)	3,817,000	3,806,904

	Principal Amount	Value

Paper Packaging–(continued)

Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	$2,726,000	$2,875,930

		6,682,834

Paper Products–0.26%
Georgia-Pacific LLC, 2.10%, 04/30/2027(b)	3,052,000	3,169,747

Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	1,493,000	1,565,784

Suzano Austria GmbH (Brazil), 3.13%, 01/15/2032	2,139,000	2,148,091

Sylvamo Corp., 7.00%, 09/01/2029(b)	534,000	553,563

		7,437,185

Pharmaceuticals–0.41%
AdaptHealth LLC,
6.13%, 08/01/2028(b)	251,000	267,629

5.13%, 03/01/2030(b)	276,000	279,965

Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	153,000	156,634

9.00%, 12/15/2025(b)	202,000	215,130

5.75%, 08/15/2027(b)(c)	500,000	525,650

Endo DAC/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/2027(b)	72,000	70,838

Mayo Clinic, Series 2021, 3.20%, 11/15/2061	2,444,000	2,719,718

Organon & Co./Organon Foreign Debt Co-Issuer B.V., 4.13%, 04/30/2028(b)	1,158,000	1,196,156

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	785,000	795,794

Royalty Pharma PLC,
2.20%, 09/02/2030	82,000	81,364

2.15%, 09/02/2031	1,747,000	1,705,703

3.35%, 09/02/2051	1,745,000	1,697,006

Viatris, Inc., 3.85%, 06/22/2040(b)	2,102,000	2,280,096

		11,991,683

Property & Casualty Insurance–0.48%
Assured Guaranty US Holdings, Inc., 3.60%, 09/15/2051	1,729,000	1,790,446

Fidelity National Financial, Inc., 3.40%, 06/15/2030	2,603,000	2,815,048

First American Financial Corp., 2.40%, 08/15/2031	3,228,000	3,190,632

W.R. Berkley Corp.,
4.00%, 05/12/2050	2,176,000	2,552,261

3.55%, 03/30/2052	3,241,000	3,544,995

		13,893,382

Railroads–0.97%
Canadian Pacific Railway Co. (Canada), 6.13%, 09/15/2115	11,051,000	17,545,105

Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	270,000	270,580

Norfolk Southern Corp., 3.40%, 11/01/2049	3,298,000	3,552,917

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Corporate Bond Fund

	Principal Amount	Value

Railroads–(continued)
Union Pacific Corp.,
2.15%, 02/05/2027	$3,491,000	$3,645,789

3.95%, 08/15/2059	2,669,000	3,179,121

		28,193,512

Real Estate Development–0.36%
Arabian Centres Sukuk II Ltd. (Saudi Arabia), 5.63%, 10/07/2026(b)	5,002,000	5,192,451

Essential Properties L.P., 2.95%, 07/15/2031	2,551,000	2,573,870

Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	2,492,000	2,575,010

		10,341,331

Regional Banks–1.77%
Citizens Financial Group, Inc.,
2.50%, 02/06/2030	3,375,000	3,480,702

3.25%, 04/30/2030	210,000	228,683

Series G, 4.00%(d)(e)	3,379,000	3,467,699

Fifth Third Bancorp,
4.30%, 01/16/2024	2,523,000	2,727,996

2.38%, 01/28/2025	7,102,000	7,432,711

2.55%, 05/05/2027(c)	2,177,000	2,311,503

Huntington Bancshares, Inc., 2.49%, 08/15/2036(b)(d)	2,700,000	2,706,877

KeyCorp, 2.25%, 04/06/2027	4,906,000	5,116,713

M&T Bank Corp., 3.50%(d)(e)	3,144,000	3,210,024

SVB Financial Group,
2.10%, 05/15/2028	2,375,000	2,428,112

1.80%, 02/02/2031(c)	4,608,000	4,464,916

Series C, 4.00%(d)(e)	6,884,000	7,150,755

Synovus Financial Corp., 3.13%, 11/01/2022	2,271,000	2,326,654

Zions Bancorporation N.A., 3.25%, 10/29/2029	4,138,000	4,381,154

		51,434,499

Reinsurance–0.78%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	3,233,000	3,261,846

Global Atlantic Fin Co.,
4.40%, 10/15/2029(b)	9,421,000	10,452,094

3.13%, 06/15/2031(b)	2,301,000	2,344,376

4.70%, 10/15/2051(b)(d)	6,477,000	6,643,194

		22,701,510

Research & Consulting Services–0.02%
Dun & Bradstreet Corp. (The),
6.88%, 08/15/2026(b)	455,000	480,025

10.25%, 02/15/2027(b)	34,000	36,933

		516,958

Residential REITs–0.45%
American Homes 4 Rent L.P.,
2.38%, 07/15/2031	868,000	872,594

3.38%, 07/15/2051	853,000	880,819

Mid-America Apartments L.P., 2.88%, 09/15/2051	865,000	851,619

Spirit Realty L.P.,
3.40%, 01/15/2030	4,902,000	5,264,978

2.70%, 02/15/2032	352,000	354,763

UDR, Inc., 3.00%, 08/15/2031	2,639,000	2,804,296

	Principal Amount	Value

Residential REITs–(continued)
VEREIT Operating Partnership L.P., 2.20%, 06/15/2028	$1,935,000	$1,982,369

		13,011,438

Restaurants–0.18%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)	4,019,000	4,001,839

Aramark Services, Inc., 5.00%, 04/01/2025(b)	515,000	528,939

IRB Holding Corp., 6.75%, 02/15/2026(b)	690,000	710,700

		5,241,478

Retail REITs–1.10%
Agree L.P., 2.60%, 06/15/2033	2,737,000	2,772,722

Brixmor Operating Partnership L.P.,
4.05%, 07/01/2030	2,848,000	3,226,838

2.50%, 08/16/2031	2,084,000	2,096,979

Kimco Realty Corp.,
1.90%, 03/01/2028	4,255,000	4,292,518

2.70%, 10/01/2030	2,438,000	2,527,521

National Retail Properties, Inc., 3.50%, 04/15/2051	3,252,000	3,467,332

NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	246,000	260,760

Realty Income Corp., 3.25%, 01/15/2031	3,129,000	3,458,355

Regency Centers L.P., 4.13%, 03/15/2028	2,214,000	2,520,089

Retail Properties of America, Inc., 4.75%, 09/15/2030	2,614,000	2,930,242

Simon Property Group L.P., 1.38%, 01/15/2027	4,276,000	4,266,136

		31,819,492

Security & Alarm Services–0.01%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	201,000	211,368

Semiconductor Equipment–0.01%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 3.40%, 05/01/2030(b)	289,000	317,295

Semiconductors–1.68%
Analog Devices, Inc., 3.13%, 12/05/2023(c)	2,236,000	2,361,161

Broadcom Corp./Broadcom Cayman Finance Ltd.,
3.88%, 01/15/2027	2,607,000	2,878,997

3.50%, 01/15/2028	6,238,000	6,790,542

Broadcom, Inc.,
5.00%, 04/15/2030	4,626,000	5,484,256

2.45%, 02/15/2031(b)	2,643,000	2,621,670

3.47%, 04/15/2034(b)	12,461,000	13,206,337

Marvell Technology, Inc., 2.95%, 04/15/2031(b)	6,350,000	6,619,053

Micron Technology, Inc.,
4.98%, 02/06/2026	1,880,000	2,164,406

4.19%, 02/15/2027	5,683,000	6,469,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Corporate Bond Fund

	Principal Amount	Value

Semiconductors–(continued)
Skyworks Solutions, Inc., 3.00%, 06/01/2031	$125,000	$130,098

		48,726,417

Soft Drinks–0.08%
Coca-Cola Europacific Partners PLC (United Kingdom), 1.50%, 01/15/2027(b)	1,890,000	1,889,525

Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 1.85%, 09/01/2032	155,000	150,296

Keurig Dr Pepper, Inc., 4.60%, 05/25/2028	250,000	293,599

		2,333,420

Sovereign Debt–1.72%
Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(b)	8,000,000	8,985,200

Brazilian Government International Bond (Brazil)
3.75%, 09/12/2031	5,970,000	5,889,405

4.75%, 01/14/2050	4,807,000	4,560,689

Dominican Republic International Bond (Dominican Republic), 5.30%, 01/21/2041(b)	2,320,000	2,372,223

Egypt Government International Bond (Egypt),
3.88%, 02/16/2026(b)	3,583,000	3,520,075

5.88%, 02/16/2031(b)(c)	2,762,000	2,735,537

7.50%, 02/16/2061(b)	3,739,000	3,558,070

Ghana Government International Bond (Ghana), 7.75%, 04/07/2029(b)	3,282,000	3,323,455

Morocco Government International Bond (Morocco),
2.38%, 12/15/2027(b)	2,089,000	2,068,047

4.00%, 12/15/2050(b)	1,625,000	1,515,880

Oman Government International Bond (Oman),
4.88%, 02/01/2025(b)	995,000	1,045,054

6.25%, 01/25/2031(b)	1,140,000	1,246,120

7.00%, 01/25/2051(b)	1,215,000	1,270,619

Perusahaan Penerbit SBSN Indonesia III (Indonesia), 3.55%, 06/09/2051(b)	3,149,000	3,234,779

Turkey Government International Bond (Turkey), 4.75%, 01/26/2026	4,475,000	4,473,134

		49,798,287

Specialized Consumer Services–0.02%
Carriage Services, Inc., 4.25%, 05/15/2029(b)	105,000	105,295

Terminix Co. LLC (The), 7.45%, 08/15/2027	463,000	554,607

		659,902

Specialized Finance–0.31%
Mitsubishi HC Capital, Inc. (Japan), 3.64%, 04/13/2025(b)(c)	5,927,000	6,415,214

National Rural Utilities Cooperative Finance Corp., 2.40%, 03/15/2030	2,421,000	2,508,352

		8,923,566

	Principal Amount	Value

Specialized REITs–0.84%
American Tower Corp.,
2.70%, 04/15/2031(c)	$6,214,000	$6,450,944

3.10%, 06/15/2050	4,779,000	4,753,050

Crown Castle International Corp., 2.50%, 07/15/2031	5,059,000	5,137,365

Equinix, Inc., 3.20%, 11/18/2029	120,000	129,207

Extra Space Storage L.P., 2.55%, 06/01/2031	2,338,000	2,377,372

SBA Communications Corp.,
4.88%, 09/01/2024	507,000	515,239

3.88%, 02/15/2027	255,000	265,335

3.13%, 02/01/2029(b)	4,949,000	4,868,678

		24,497,190

Specialty Chemicals–0.51%
Braskem Idesa S.A.P.I. (Mexico), 7.45%, 11/15/2029(b)	3,457,000	3,667,929

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	726,000	766,837

Sasol Financing USA LLC (South Africa),
4.38%, 09/18/2026	4,049,000	4,186,970

5.50%, 03/18/2031	5,790,000	6,130,336

		14,752,072

Steel–0.06%
Steel Dynamics, Inc., 3.25%, 01/15/2031	42,000	45,635

SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	1,804,000	1,829,454

		1,875,089

Systems Software–0.79%
Camelot Finance S.A., 4.50%, 11/01/2026(b)	1,229,000	1,284,059

Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	2,891,000	2,918,898

Oracle Corp.,
3.60%, 04/01/2050	11,262,000	11,769,360

3.85%, 04/01/2060	4,355,000	4,690,757

VMware, Inc., 2.20%, 08/15/2031	2,430,000	2,415,973

		23,079,047

Technology Distributors–0.08%
Avnet, Inc., 4.63%, 04/15/2026	2,079,000	2,333,087

Technology Hardware, Storage & Peripherals–0.49%
Apple, Inc.,
2.65%, 05/11/2050	4,304,000	4,271,671

2.80%, 02/08/2061	9,665,000	9,675,860

Western Digital Corp., 4.75%, 02/15/2026(c)	310,000	347,020

		14,294,551

Textiles–0.01%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	214,000	199,287

Thrifts & Mortgage Finance–0.02%
NMI Holdings, Inc., 7.38%, 06/01/2025(b)	444,000	502,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Corporate Bond Fund

	Principal Amount	Value

Tobacco–1.31%
Altria Group, Inc.,
4.40%, 02/14/2026	$3,211,000	$3,637,040

2.45%, 02/04/2032	5,509,000	5,387,553

3.40%, 02/04/2041	5,053,000	4,865,956

3.70%, 02/04/2051	14,457,000	14,066,952

4.00%, 02/04/2061	7,041,000	6,929,848

BAT Capital Corp. (United Kingdom),
2.26%, 03/25/2028	2,885,000	2,900,805

2.73%, 03/25/2031	143,000	142,652

		37,930,806

Trading Companies & Distributors–0.54%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(d)	8,383,000	9,102,597

Air Lease Corp., 3.00%, 09/15/2023	1,878,000	1,958,286

Aircastle Ltd.,
5.00%, 04/01/2023	534,000	569,201

4.40%, 09/25/2023	3,695,000	3,943,280

		15,573,364

Trucking–1.80%
Aviation Capital Group LLC.
4.13%, 08/01/2025(b)	5,168,000	5,604,751

3.50%, 11/01/2027(b)	14,740,000	15,650,302

Penske Truck Leasing Co. L.P./PTL Finance Corp.,
1.20%, 11/15/2025(b)	1,885,000	1,876,066

3.40%, 11/15/2026(b)	405,000	443,047

Ryder System, Inc.,
4.63%, 06/01/2025	3,364,000	3,784,013

2.90%, 12/01/2026(c)	303,000	325,464

SMBC Aviation Capital Finance DAC (Ireland),
3.00%, 07/15/2022(b)	2,947,000	3,005,747

4.13%, 07/15/2023(b)	3,674,000	3,894,973

Triton Container International Ltd. (Bermuda),
2.05%, 04/15/2026(b)	6,078,000	6,135,536

3.15%, 06/15/2031(b)(c)	5,425,000	5,548,847

Uber Technologies, Inc., 4.50%, 08/15/2029(b)	6,022,000	5,937,421

		52,206,167

Wireless Telecommunication Services–2.50%
Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	330,000	388,374

5.00%, 03/15/2044	4,468,000	5,593,970

Sprint Capital Corp., 8.75%, 03/15/2032	315,000	482,914

Sprint Corp.,
7.88%, 09/15/2023	84,000	95,273

7.63%, 02/15/2025	394,000	466,890

7.63%, 03/01/2026	389,000	480,104

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025(b)	10,280,625	10,997,185

5.15%, 03/20/2028(b)	10,994,000	12,674,983

	Principal Amount	Value

Wireless Telecommunication Services–(continued)
T-Mobile USA, Inc.,
2.25%, 02/15/2026(b)	$3,076,000	$3,145,210

2.63%, 04/15/2026	3,413,000	3,511,124

2.63%, 02/15/2029	1,823,000	1,848,066

3.50%, 04/15/2031	925,000	986,050

4.50%, 04/15/2050	2,605,000	3,127,029

3.40%, 10/15/2052(b)	6,099,000	6,199,298

VEON Holdings B.V. (Netherlands),
4.00%, 04/09/2025(b)	3,605,000	3,807,871

3.38%, 11/25/2027(b)	3,762,000	3,833,196

Vodafone Group PLC (United Kingdom),
3.25%, 06/04/2081(d)	2,081,000	2,117,417

4.13%, 06/04/2081(d)	3,580,000	3,637,513

5.13%, 06/04/2081(d)	3,503,000	3,625,290

Xiaomi Best Time International Ltd. (China),
2.88%, 07/14/2031(b)	3,663,000	3,690,589

4.10%, 07/14/2051(b)	1,841,000	1,912,017

		72,620,363

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,325,431,240)		2,463,487,211

U.S. Treasury Securities–5.76%
U.S. Treasury Bills–0.37%
0.05%, 02/17/2022(i)(j)	10,749,000	10,746,729

U.S. Treasury Bonds–1.92%
1.75%, 08/15/2041	18,178,400	17,895,783

2.38%, 05/15/2051	34,240,500	37,822,377

		55,718,160

U.S. Treasury Notes–3.47%
0.38%, 08/15/2024	18,949,400	18,936,076

0.75%, 08/31/2026	54,261,000	54,201,652

1.13%, 08/31/2028	11,476,200	11,508,477

1.25%, 08/15/2031(c)	16,106,500	16,025,968

		100,672,173

Total U.S. Treasury Securities (Cost $167,519,549)		167,137,062

	Shares
Preferred Stocks–2.96%
Asset Management & Custody Banks–0.15%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(d)	4,016,000	4,423,624

Diversified Banks–1.64%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	100	146,800

Bank of America Corp., 6.50%, Series Z, Pfd.(c)(d)	4,158,000	4,698,540

Citigroup, Inc., 6.25%, Series T, Pfd.(d)	2,110,000	2,458,150

Citigroup, Inc., 5.00%, Series U, Pfd.(d)	7,500,000	7,912,500

Citigroup, Inc., 4.00%, Series W, Pfd.(d)	3,879,000	4,034,160

JPMorgan Chase & Co., 3.60%, Series I, Pfd.(g)	6,741,000	6,756,366

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	14,554	21,700,014

		47,706,530

Integrated Telecommunication Services–0.18%
AT&T, Inc., 2.88%, Series B, Pfd.(d)	4,400,000	5,266,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Corporate Bond Fund

	Shares		Value

Investment Banking & Brokerage–0.66%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(d)		3,793,000	$3,949,461

Goldman Sachs Group, Inc. (The), 5.00%, Series P, Pfd.(c)(d)		3,255,000	3,290,805

Morgan Stanley, 7.13%, Series E, Pfd.(d)		265,000	7,605,500

Morgan Stanley, 6.88%, Series F, Pfd.(d)		150,000	4,215,000

			19,060,766

Life & Health Insurance–0.11%
MetLife, Inc., 3.85%, Series G, Pfd.(c)(d)		3,104,000	3,266,960

Multi-Utilities–0.07%
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(c)(d)		1,866,000	1,974,461

Other Diversified Financial Services–0.06%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(d)		1,724,000	1,879,160

Regional Banks–0.09%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.(d)		95,000	2,470,950

Total Preferred Stocks (Cost $78,436,208)			86,049,386

	Principal Amount
Variable Rate Senior Loan Interests–1.41%(k)(l)
Diversified REITs–0.25%
Asterix, Inc. (Canada), Term Loan, 3.90%, 09/01/2021(m)		$8,984,719	7,219,680

Health Care Supplies–1.16%
Medline Industries, Inc., Term Loan,
0.13%, 08/04/2022		6,740,000	6,740,000

0.13%, 08/04/2022		26,961,000	26,961,000

			33,701,000

Total Variable Rate Senior Loan Interests (Cost $40,420,557)			40,920,680

Asset-Backed Securities–0.89%
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)		4,221,971	4,581,689

Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)		10,575,181	11,330,194

Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)		2,550,000	2,561,549

Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)		2,510,000	2,523,751

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)		4,390,750	4,700,108

Total Asset-Backed Securities (Cost $24,396,044)			25,697,291

Non-U.S. Dollar Denominated Bonds & Notes–0.27%(n)
Building Products–0.01%
Maxeda DIY Holding B.V. (Netherlands), 5.88%, 10/01/2026(b)	EUR	411,000	502,186

	Principal Amount		Value

Food Retail–0.02%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	385,000	$517,472

Movies & Entertainment–0.13%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	2,600,000	3,723,869

Sovereign Debt–0.11%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2030(b)	EUR	2,765,000	3,122,431

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $6,975,402)			7,865,958

Municipal Obligations–0.23%
California State University, Series 2021 B, Ref. RB, 2.72%, 11/01/2052		$2,340,000	2,325,234

Series 2021-B, Ref. RB, 2.94%, 11/01/2052		3,495,000	3,515,219

Florida Development Finance Corp. (Palm Bay Academy, Inc.),
Series 2017, Ref. RB, 9.00%, 05/15/2024(b)		735,000	740,326

Series 2017, Ref. RB, 0.00%, 05/15/2037(b)(f)(m)		360,000	4

Series 2017, Ref. RB, 0.00%, 05/15/2037(b)(f)(m)		350,000	70,000

Total Municipal Obligations (Cost $6,904,186)			6,650,783

	Shares

Exchange-Traded Funds–0.20%
Invesco Total Return Bond ETF (Cost $ 5,830,000)(o)		100,000	5,743,000

Money Market Funds–3.60%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(o)(p)		35,841,512	35,841,512

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(o)(p)		27,732,242	27,743,334

Invesco Treasury Portfolio, Institutional Class, 0.01%(o)(p)		40,961,728	40,961,728

Total Money Market Funds (Cost $104,546,574)			104,546,574

Options Purchased–0.09% (Cost $3,356,446)(q)			2,698,906

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.27% (Cost $2,763,816,206)			2,910,796,851

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.84%
Invesco Private Government Fund, 0.02%(o)(p)(r)		33,077,327	33,077,327

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Corporate Bond Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 0.11%(o)(p)(r)	78,424,180	$78,455,550

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $111,532,877)		111,532,877

TOTAL INVESTMENTS IN SECURITIES-104.11% (Cost $2,875,349,083)		3,022,329,728

OTHER ASSETS LESS LIABILITIES-(4.11)%		(119,294,700)

NET ASSETS–100.00%		$2,903,035,028

Investment Abbreviations:

Conv.	- Convertible
ETF	- Exchange-Traded Fund
EUR	- Euro
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
RB	- Revenue Bonds
Ref.	- Refunding
SOFR	- Secured Overnight Financing Rate
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $926,162,608, which represented 31.90% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Zero coupon bond issued at a discount.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(l)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2021.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2021	Dividend Income
Invesco Total Return Bond ETF	$5,686,000	$-	$-	$57,000	$-	$5,743,000	$54,316
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	38,593,273	163,684,845	(166,436,606)	-	-	35,841,512	1,880
Invesco Liquid Assets Portfolio, Institutional Class	27,566,599	116,917,747	(116,741,011)	(100)	99	27,743,334	663
Invesco Treasury Portfolio, Institutional Class	44,106,598	187,068,394	(190,213,264)	-	-	40,961,728	794
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,748,998	116,625,008	(86,296,679)	-	-	33,077,327	1,455*
Invesco Private Prime Fund	4,123,497	218,247,195	(143,915,142)	-	-	78,455,550	21,220*
Total	$122,824,965	$802,543,189	$(703,602,702)	$56,900	$99	$221,822,451	$80,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Corporate Bond Fund

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(q)	The table below details options purchased.
(r)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Exchange-Traded Equity Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price			Notional Value*	Value

Equity Risk

Alphabet, Inc.	Call	06/17/2022	3	USD	2,950.00	USD	885,000	$74,760

Amazon.com, Inc.	Call	06/17/2022	1	USD	3,900.00	USD	390,000	17,643

Apple, Inc.	Call	06/17/2022	20	USD	160.00	USD	320,000	23,161

Energy Select Sector SPDR Fund	Call	06/17/2022	2,665	USD	57.00	USD	15,190,500	413,075

Microsoft Corp.	Call	06/17/2022	19	USD	310.00	USD	589,000	42,037

Total Open Exchange-Traded Equity Options Purchased			2,708					$570,676

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value

Equity Risk

S&P 500 Index	Call	05/20/2022	78	USD 4,500.00	USD 35,100,000	$2,128,230

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value*	Value	Unrealized Appreciation

Equity Risk

Energy Select Sector SPDR Fund	Call	06/17/2022	2,665	USD 70.00	$(418,311)	USD 18,655,000	$(89,278)	$329,033

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Credit Default Swaptions Written(a)

Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Premiums Received	Notional Value	Value	Unrealized Appreciation

Credit Risk

Goldman Sachs International	Put	108.00%	Markit CDX North America High Yield Index, Series 36, Version 1	5.00%	Quarterly	09/15/2021	2.770%	$(411,119) USD	(63,249,000)	$(46,101)	$365,018

(a)	Over-The-Counter swaptions written are collateralized by cash held with Counterparties in the amount of $360,000.
(b)

Implied credit spreads represent the current level, as of August 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	1,913	December-2021	$421,487,705	$283,962	$283,962

U.S. Treasury 5 Year Notes	2,020	December-2021	249,911,875	316,192	316,192

U.S. Treasury 10 Year Notes	833	December-2021	111,166,453	31,281	31,281

U.S. Treasury Long Bonds	104	December-2021	16,948,750	(53,625)	(53,625)

Subtotal-Long Futures Contracts				577,810	577,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Corporate Bond Fund

Open Futures Contracts-(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 10 Year Ultra Notes	1,893	December-2021	$(280,193,578)	$169,734	$169,734

U.S. Treasury Ultra Bonds	551	December-2021	(108,701,969)	413,414	413,414

Subtotal-Short Futures Contracts				583,148	583,148

Total Futures Contracts				$1,160,958	$1,160,958

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

11/17/2021	Goldman Sachs International	CAD	11,500,000	USD	9,147,362	$33,413

11/17/2021	Goldman Sachs International	GBP	350,000	USD	484,978	3,715

Subtotal-Appreciation						37,128

Currency Risk
11/17/2021	Canadian Imperial Bank of Commerce	EUR	9,680,000	USD	11,367,138	(79,417)

11/17/2021	Citibank, N.A.	EUR	850,000	USD	998,113	(7,009)

Subtotal-Depreciation						(86,426)

Total Forward Foreign Currency Contracts						$(49,298)

Abbreviations:

CAD -Canadian Dollar
EUR -Euro
GBP -British Pound Sterling
USD -U.S. Dollar

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2021

U.S. Dollar Denominated Bonds & Notes	84.86%

U.S. Treasury Securities	5.76

Preferred Stocks	2.96

Variable Rate Senior Loan Interests	1.41

Security Types Each Less Than 1% of Portfolio	1.59

Money Market Funds Plus Other Assets Less Liabilities	3.42

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Corporate Bond Fund

Statement of Assets and Liabilities

August 31, 2021

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $2,653,439,632)*	$2,800,507,277

Investments in affiliates, at value (Cost $221,909,451)	221,822,451

Other investments:
Variation margin receivable – futures contracts	958,361

Unrealized appreciation on forward foreign currency contracts outstanding	37,128

Deposits with brokers:
Cash collateral – OTC Derivatives	360,000

Foreign currencies, at value (Cost $5,098,315)	5,113,680

Receivable for:
Investments sold	4,827,853

Fund shares sold	7,627,408

Dividends	273,579

Interest	22,077,054

Investment for trustee deferred compensation and retirement plans	237,111

Other assets	166,359

Total assets	3,064,008,261

Liabilities:
Other investments:
Options written, at value (premiums received $829,430)	135,379

Unrealized depreciation on forward foreign currency contracts outstanding	86,426

Payable for:
Investments purchased	43,257,049

Dividends	994,464

Fund shares reacquired	2,904,190

Amount due custodian	704,110

Collateral upon return of securities loaned	111,532,877

Accrued fees to affiliates	823,836

Accrued trustees’ and officers’ fees and benefits	2,494

Accrued other operating expenses	269,554

Trustee deferred compensation and retirement plans	262,854

Total liabilities	160,973,233

Net assets applicable to shares outstanding	$2,903,035,028

Net assets consist of:
Shares of beneficial interest	$2,704,044,835

Distributable earnings	198,990,193

$2,903,035,028

Net Assets:
Class A	$1,391,837,198

Class C	$61,739,240

Class R	$12,992,377

Class Y	$552,689,779

Class R5	$18,204,915

Class R6	$865,571,519

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	175,227,167

Class C	7,714,693

Class R	1,634,791

Class Y	69,431,214

Class R5	2,288,881

Class R6	108,722,076

Class A:
Net asset value per share	$7.94

Maximum offering price per share (Net asset value of $7.94 ÷ 95.75%)	$8.29

Class C: Net asset value and offering price per share	$8.00

Class R: Net asset value and offering price per share	$7.95

Class Y: Net asset value and offering price per share	$7.96

Class R5: Net asset value and offering price per share	$7.95

Class R6: Net asset value and offering price per share	$7.96

*	At August 31, 2021, securities with an aggregate value of $108,578,948 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Corporate Bond Fund

Statement of Operations

For the six months ended August 31, 2021

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $(3,609))	$44,514,283

Dividends	987,056

Dividends from affiliates (includes securities lending income of $66,475)	124,128

Total investment income	45,625,467

Expenses:
Advisory fees	3,968,082

Administrative services fees	182,687

Custodian fees	10,666

Distribution fees:
Class A	1,694,017

Class C	316,021

Class R	30,837

Transfer agent fees — A, C, R and Y	1,248,632

Transfer agent fees — R5	8,518

Transfer agent fees — R6	55,547

Trustees’ and officers’ fees and benefits	24,382

Registration and filing fees	108,331

Reports to shareholders	114,679

Professional services fees	56,376

Other	25,854

Total expenses	7,844,629

Less: Fees waived and/or expense offset arrangement(s)	(21,898)

Net expenses	7,822,731

Net investment income	37,802,736

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	17,621,206

Affiliated investment securities	99

Foreign currencies	(48,227)

Forward foreign currency contracts	378,764

Futures contracts	(10,117,984)

Option contracts written	596,564

Swap agreements	(348,856)

8,081,566

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	40,731,318

Affiliated investment securities	56,900

Foreign currencies	9,835

Forward foreign currency contracts	(117,868)

Futures contracts	(274,550)

Option contracts written	572,650

40,978,285

Net realized and unrealized gain	49,059,851

Net increase in net assets resulting from operations	$86,862,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2021 and the year ended February 28, 2021

(Unaudited)

	August 31, 2021	February 28, 2021

Operations:
Net investment income	$37,802,736	$69,397,448

Net realized gain	8,081,566	100,097,393

Change in net unrealized appreciation (depreciation)	40,978,285	(34,247,244)

Net increase in net assets resulting from operations	86,862,587	135,247,597

Distributions to shareholders from distributable earnings:
Class A	(18,500,051)	(75,965,080)

Class C	(626,623)	(3,630,108)

Class R	(152,808)	(673,911)

Class Y	(7,254,037)	(26,565,725)

Class R5	(267,039)	(714,077)

Class R6	(11,784,558)	(37,802,611)

Total distributions from distributable earnings	(38,585,116)	(145,351,512)

Share transactions–net:
Class A	25,715,725	121,480,031

Class C	(4,722,853)	(1,174,577)

Class R	949,235	(531,997)

Class Y	46,950,115	157,159,060

Class R5	3,415,114	6,083,742

Class R6	173,692,030	121,518,498

Net increase in net assets resulting from share transactions	245,999,366	404,534,757

Net increase in net assets	294,276,837	394,430,842

Net assets:
Beginning of period	2,608,758,191	2,214,327,349

End of period	$2,903,035,028	$2,608,758,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Corporate Bond Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/21	$7.80	$0.11	$0.14	$0.25	$(0.11)	$–	$(0.11)	$7.94	3.20%		$1,391,837	0.71	%(d)	0.71	%(d)	2.67	%(d)	72%
Year ended 02/28/21	7.80	0.22	0.25	0.47	(0.24)	(0.23)	(0.47)	7.80	6.14		1,342,071	0.74		0.74		2.87		182
Year ended 02/29/20	7.02	0.25	0.80	1.05	(0.27)	–	(0.27)	7.80	15.20		1,224,248	0.80		0.80		3.30		192
Year ended 02/28/19	7.20	0.28	(0.17)	0.11	(0.29)	(0.00)	(0.29)	7.02	1.65		968,160	0.83		0.83		4.00		145
Year ended 02/28/18	7.31	0.26	(0.06)	0.20	(0.27)	(0.04)	(0.31)	7.20	2.68		1,001,173	0.85		0.85		3.58		180
Year ended 02/28/17	6.89	0.26	0.42	0.68	(0.26)	–	(0.26)	7.31	9.97		948,305	0.90		0.90		3.60		212
Class C
Six months ended 08/31/21	7.86	0.08	0.14	0.22	(0.08)	–	(0.08)	8.00	2.80		61,739	1.46	(d)	1.46	(d)	1.92	(d)	72
Year ended 02/28/21	7.87	0.17	0.24	0.41	(0.19)	(0.23)	(0.42)	7.86	5.23		65,404	1.49		1.49		2.12		182
Year ended 02/29/20	7.08	0.19	0.82	1.01	(0.22)	–	(0.22)	7.87	14.43		66,662	1.55		1.55		2.55		192
Year ended 02/28/19	7.26	0.23	(0.17)	0.06	(0.24)	(0.00)	(0.24)	7.08	0.91	(e)	37,280	1.53	(e)	1.53	(e)	3.30	(e)	145
Year ended 02/28/18	7.36	0.21	(0.06)	0.15	(0.21)	(0.04)	(0.25)	7.26	2.07	(e)	82,939	1.58	(e)	1.58	(e)	2.85	(e)	180
Year ended 02/28/17	6.92	0.21	0.42	0.63	(0.19)	–	(0.19)	7.36	9.17		85,127	1.65		1.65		2.85		212
Class R
Six months ended 08/31/21	7.81	0.10	0.14	0.24	(0.10)	–	(0.10)	7.95	3.07		12,992	0.96	(d)	0.96	(d)	2.42	(d)	72
Year ended 02/28/21	7.81	0.20	0.25	0.45	(0.22)	(0.23)	(0.45)	7.81	5.87		11,819	0.99		0.99		2.62		182
Year ended 02/29/20	7.02	0.23	0.81	1.04	(0.25)	–	(0.25)	7.81	15.06		12,435	1.05		1.05		3.05		192
Year ended 02/28/19	7.21	0.26	(0.17)	0.09	(0.28)	(0.00)	(0.28)	7.02	1.30		6,889	1.08		1.08		3.75		145
Year ended 02/28/18	7.31	0.25	(0.06)	0.19	(0.25)	(0.04)	(0.29)	7.21	2.57		7,196	1.10		1.10		3.33		180
Year ended 02/28/17	6.89	0.24	0.42	0.66	(0.24)	–	(0.24)	7.31	9.70		6,742	1.15		1.15		3.35		212
Class Y
Six months ended 08/31/21	7.82	0.12	0.14	0.26	(0.12)	–	(0.12)	7.96	3.32		552,690	0.46	(d)	0.46	(d)	2.92	(d)	72
Year ended 02/28/21	7.82	0.24	0.25	0.49	(0.26)	(0.23)	(0.49)	7.82	6.40		497,643	0.49		0.49		3.12		182
Year ended 02/29/20	7.03	0.27	0.81	1.08	(0.29)	–	(0.29)	7.82	15.62		343,580	0.55		0.55		3.55		192
Year ended 02/28/19	7.22	0.30	(0.18)	0.12	(0.31)	(0.00)	(0.31)	7.03	1.76		86,657	0.58		0.58		4.25		145
Year ended 02/28/18	7.32	0.28	(0.05)	0.23	(0.29)	(0.04)	(0.33)	7.22	3.08		87,895	0.60		0.60		3.83		180
Year ended 02/28/17	6.90	0.28	0.42	0.70	(0.28)	–	(0.28)	7.32	10.23		235,464	0.65		0.65		3.85		212
Class R5
Six months ended 08/31/21	7.81	0.12	0.14	0.26	(0.12)	–	(0.12)	7.95	3.35		18,205	0.43	(d)	0.43	(d)	2.95	(d)	72
Year ended 02/28/21	7.81	0.25	0.24	0.49	(0.26)	(0.23)	(0.49)	7.81	6.45		14,418	0.44		0.44		3.17		182
Year ended 02/29/20	7.03	0.27	0.80	1.07	(0.29)	–	(0.29)	7.81	15.55		8,537	0.49		0.49		3.61		192
Year ended 02/28/19	7.21	0.30	(0.17)	0.13	(0.31)	(0.00)	(0.31)	7.03	2.00		6,841	0.49		0.49		4.34		145
Year ended 02/28/18	7.31	0.29	(0.06)	0.23	(0.29)	(0.04)	(0.33)	7.21	3.16		3,829	0.53		0.53		3.90		180
Year ended 02/28/17	6.89	0.29	0.42	0.71	(0.29)	–	(0.29)	7.31	10.34		5,222	0.56		0.56		3.94		212
Class R6
Six months ended 08/31/21	7.82	0.12	0.14	0.26	(0.12)	–	(0.12)	7.96	3.39		865,572	0.35	(d)	0.35	(d)	3.03	(d)	72
Year ended 02/28/21	7.82	0.25	0.25	0.50	(0.27)	(0.23)	(0.50)	7.82	6.54		677,403	0.36		0.36		3.25		182
Year ended 02/29/20	7.04	0.28	0.80	1.08	(0.30)	–	(0.30)	7.82	15.62		558,866	0.41		0.41		3.69		192
Year ended 02/28/19	7.22	0.31	(0.17)	0.14	(0.32)	(0.00)	(0.32)	7.04	2.01		388,221	0.43		0.43		4.40		145
Year ended 02/28/18	7.32	0.30	(0.06)	0.24	(0.30)	(0.04)	(0.34)	7.22	3.25		413,844	0.44		0.44		3.99		180
Year ended 02/28/17	6.90	0.29	0.42	0.71	(0.29)	–	(0.29)	7.32	10.43		29,232	0.47		0.47		4.03		212

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.95% and 0.98% for the years ended February 28, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Corporate Bond Fund

Notes to Financial Statements

August 31, 2021

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

27                         Invesco Corporate Bond Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign

28                         Invesco Corporate Bond Fund

exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the

29                         Invesco Corporate Bond Fund

daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

S.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

30                         Invesco Corporate Bond Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.420%

Next $750 million	0.350%

Over $1.25 billion	0.220%

For the six months ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.29%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2021, the Adviser waived advisory fees of $20,258.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares. The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.50% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 25% of the Fund’s average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the Fund’s average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

For the six months ended August 31, 2021, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2021, IDI advised the Fund that IDI retained $94,534 in front-end sales commissions from the sale of Class A shares and $8,568 and $2,862 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

31                         Invesco Corporate Bond Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$2,463,487,211	$–	$2,463,487,211

U.S. Treasury Securities	–	167,137,062	–	167,137,062

Preferred Stocks	36,138,264	49,911,122	–	86,049,386

Variable Rate Senior Loan Interests	–	33,701,000	7,219,680	40,920,680

Asset-Backed Securities	–	25,697,291	–	25,697,291

Non-U.S. Dollar Denominated Bonds & Notes	–	7,865,958	–	7,865,958

Municipal Obligations	–	6,580,779	70,004	6,650,783

Exchange-Traded Funds	5,743,000	–	–	5,743,000

Money Market Funds	104,546,574	111,532,877	–	216,079,451

Options Purchased	2,698,906	–	–	2,698,906

Total Investments in Securities	149,126,744	2,865,913,300	7,289,684	3,022,329,728

Other Investments - Assets*

Futures Contracts	1,214,583	–	–	1,214,583

Forward Foreign Currency Contracts	–	37,128	–	37,128

	1,214,583	37,128	–	1,251,711

Other Investments - Liabilities*

Futures Contracts	(53,625)	–	–	(53,625)

Forward Foreign Currency Contracts	–	(86,426)	–	(86,426)

Options Written	(89,278)	(46,101)	–	(135,379)

	(142,903)	(132,527)	–	(275,430)

Total Other Investments	1,071,680	(95,399)	–	976,281

Total Investments	$150,198,424	$2,865,817,901	$7,289,684	$3,023,306,009

*	Futures contracts and forward foreign currency contracts are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts - Exchange-Traded(a)	$-	$-	$-	$1,214,583	$1,214,583

Unrealized appreciation on forward foreign currency contracts outstanding	-	37,128	-	-	37,128

Options purchased, at value - Exchange-Traded(b)	-	-	2,698,906	-	2,698,906

Total Derivative Assets	-	37,128	2,698,906	1,214,583	3,950,617

Derivatives not subject to master netting agreements	-	-	(2,698,906)	(1,214,583)	(3,913,489)

Total Derivative Assets subject to master netting agreements	$-	$37,128	$-	$-	$37,128

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts - Exchange-Traded(a)	$-	$-	$-	$(53,625)	$(53,625)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(86,426)	-	-	(86,426)

Options written, at value - Exchange-Traded	-	-	(89,278)	-	(89,278)
Options written, at value - OTC	(46,101)	-	-	-	(46,101)

Total Derivative Liabilities	(46,101)	(86,426)	(89,278)	(53,625)	(275,430)

Derivatives not subject to master netting agreements	-	-	89,278	53,625	142,903

Total Derivative Liabilities subject to master netting agreements	$(46,101)	$(86,426)	$-	$-	$(132,527)

32                         Invesco Corporate Bond Fund

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Options Written	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Canadian Imperial Bank of Commerce	$ –	$(79,417)	$ –	$ (79,417)	$(79,417)	$–	$ –	$(79,417)

Citibank, N.A.	–	(7,009)	–	(7,009)	(7,009)	–	–	(7,009)

Goldman Sachs International	37,128	–	(46,101)	(46,101)	(8,973)	–	8,973	–

Total	$37,128	$(86,426)	$(46,101)	$(132,527)	$(95,399)	$–	$8,973	$(86,426)

Effect of Derivative Investments for the six months ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$378,764	$-	$-	$378,764

Futures contracts	-	-	-	(10,117,984)	(10,117,984)

Options purchased(a)	-	-	2,766,782	-	2,766,782

Options written	-	-	264,406	332,158	596,564

Swap agreements	(348,856)	-	-	-	(348,856)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(117,868)	-	-	(117,868)

Futures contracts	-	-	-	(274,550)	(274,550)

Options purchased(a)	-	-	848,237	-	848,237

Options written	365,018	-	207,632	-	572,650

Total	$16,162	$260,896	$4,087,057	$(10,060,376)	$(5,696,261)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Swaptions Written	Swap Agreements

Average notional value	$22,191,672	$1,219,481,820	$29,964,875	$35,372,500	$34,509,500	$58,850,500	$57,132,104

Average Contracts	–	–	5,571	83	5,530	–	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,640.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

33                         Invesco Corporate Bond Fund

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 28, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2021 was $1,067,291,924 and $915,152,482, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$155,126,759

Aggregate unrealized (depreciation) of investments	(11,272,192)

Net unrealized appreciation of investments	$143,854,567

Cost of investments for tax purposes is $2,879,451,442.

NOTE 10-Share Information

	Summary of Share Activity

	Six months ended August 31, 2021(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	15,499,096	$121,362,655	42,426,949	$329,987,090

Class C	611,974	4,828,851	3,264,279	25,393,841

Class R	337,835	2,644,078	773,452	5,957,853

Class Y	24,199,875	189,914,501	57,457,299	442,795,202

Class R5	713,539	5,526,662	1,104,999	8,728,618

Class R6	31,118,277	244,014,508	27,744,665	216,580,860

Issued as reinvestment of dividends:
Class A	2,032,039	15,929,446	8,590,964	67,200,792

Class C	60,639	478,825	373,451	2,949,384

Class R	19,419	152,345	85,384	667,766

Class Y	653,701	5,141,639	2,560,753	20,141,227

Class R5	33,902	266,215	90,723	712,329

Class R6	1,371,836	10,789,538	4,509,781	35,354,372

Automatic conversion of Class C shares to Class A shares:
Class A	270,936	2,119,114	1,357,383	10,710,890

Class C	(268,918)	(2,119,114)	(1,345,849)	(10,710,890)

34                         Invesco Corporate Bond Fund

	Summary of Share Activity

	Six months ended August 31, 2021(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(14,561,988)	$(113,695,490)	(37,298,221)	$(286,418,741)

Class C	(1,006,302)	(7,911,415)	(2,449,613)	(18,806,912)

Class R	(236,171)	(1,847,188)	(937,974)	(7,157,616)

Class Y	(19,055,990)	(148,106,025)	(40,319,234)	(305,777,369)

Class R5	(303,683)	(2,377,763)	(443,245)	(3,357,205)

Class R6	(10,371,057)	(81,112,016)	(17,109,553)	(130,416,734)

Net increase in share activity	31,118,959	$245,999,366	50,436,393	$404,534,757

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

35                         Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,032.00	$3.64	$1,021.63	$3.62	0.71%
Class C	1,000.00	1,028.00	7.46	1,017.85	7.43	1.46
Class R	1,000.00	1,030.70	4.91	1,020.37	4.89	0.96
Class Y	1,000.00	1,033.20	2.36	1,022.89	2.35	0.46
Class R5	1,000.00	1,033.50	2.20	1,023.04	2.19	0.43
Class R6	1,000.00	1,033.90	1.79	1,023.44	1.79	0.35

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

36                         Invesco Corporate Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Corporate Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Credit Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for

37                         Invesco Corporate Bond Fund

funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that

Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

38                         Invesco Corporate Bond Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-SAR-1

Semiannual Report to Shareholders	August 31, 2021
Invesco Global Real Estate Fund

Nasdaq:
A: AGREX ∎ C: CGREX ∎ R: RGREX ∎ Y: ARGYX ∎ R5: IGREX ∎ R6: FGREX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/28/21 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.40%
Class C Shares	15.96
Class R Shares	16.27
Class Y Shares	16.56
Class R5 Shares	16.60
Class R6 Shares	16.65
MSCI World Index▼ (Broad Market Index)	16.14
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	16.29
Lipper Global Real Estate Funds Classification Average[t] (Peer Group)	18.32

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; [t] Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (gross) from fund inception through February 17, 2005; the FTSE EPRA/ NAREIT Developed Index (net) from February 18, 2005, through June 30, 2014; the FTSE EPRA NAREIT Global Index (Net) from July 1, 2014 through June 30, 2021, and the FTSE EPRA NAREIT Developed Index (Net) from July 1, 2021 onward. The FTSE EPRA/NAREIT Developed index is considered representative of global real estate companies and REITs. The FTSE EPRA/NAREIT Global Index is designed to track the performance of listed real estate companies and REITS in developed and emerging markets. The net version of indexes is computed using the net return, which withholds taxes for non-resident investors.

The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                                 Invesco Global Real Estate Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	5.35%
10 Years	6.03
5 Years	3.58
1 Year	18.29

Class C Shares
Inception (4/29/05)	5.33%
10 Years	6.00
5 Years	3.97
1 Year	23.39

Class R Shares
Inception (4/29/05)	5.45%
10 Years	6.36
5 Years	4.47
1 Year	24.93

Class Y Shares
Inception (10/3/08)	6.62%
10 Years	6.90
5 Years	5.01
1 Year	25.56

Class R5 Shares
Inception (4/29/05)	6.20%
10 Years	7.12
5 Years	5.14
1 Year	25.84

Class R6 Shares
10 Years	7.12%
5 Years	5.22
1 Year	25.94

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                                 Invesco Global Real Estate Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4                                 Invesco Global Real Estate Fund

Schedule of Investments

August 31, 2021

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-99.50%
Australia–3.09%
Goodman Group	190,414	$3,227,382
Mirvac Group	2,060,357	4,707,099
National Storage REIT	1,159,247	1,980,542
NEXTDC Ltd.(a)	193,938	1,870,391
Stockland	1,317,250	4,439,892
		16,225,306

Belgium–1.69%
Aedifica S.A.	14,867	2,186,374
Cofinimmo S.A.	21,426	3,543,272
Montea N.V.	21,145	3,138,410
		8,868,056

Canada–3.55%
Allied Properties REIT	192,596	6,608,395
Chartwell Retirement Residences	403,886	4,123,213
Killam Apartment REIT	167,413	2,854,241
Summit Industrial Income REIT	297,546	5,049,308
		18,635,157

France–2.26%
Covivio	38,576	3,674,639
Gecina S.A.	33,492	5,205,337
ICADE	34,453	2,959,315
		11,839,291

Germany–5.23%
Aroundtown S.A.	803,303	6,151,032
Sirius Real Estate Ltd.	2,081,729	3,572,284
Vonovia SE	262,470	17,709,479
		27,432,795

Hong Kong–4.52%
Hongkong Land Holdings Ltd.	757,600	3,179,021
Kerry Properties Ltd.	1,025,000	3,491,040
Link REIT	736,900	6,785,557
Sun Hung Kai Properties Ltd.	609,100	8,575,048
Wharf Real Estate Investment Co. Ltd.	347,000	1,717,884
		23,748,550

Italy–0.62%
Infrastrutture Wireless Italiane S.p.A.(b)	272,123	3,237,071

Japan–’8.38%
Activia Properties, Inc.	402	1,684,609
Advance Residence Investment Corp.	464	1,579,168
Japan Metropolitan Fund Investment Corp.	2,046	1,987,101
Japan Prime Realty Investment Corp.	693	2,591,265
Japan Real Estate Investment Corp.	479	2,964,066
Kenedix Office Investment Corp.	244	1,791,824
LaSalle Logiport REIT	1,084	1,891,728
Mitsubishi Estate Co. Ltd.	405,900	6,344,538
Mitsui Fudosan Co. Ltd.	287,100	6,579,549
Mitsui Fudosan Logistics Park, Inc.	539	3,193,512
Nippon Accommodations Fund, Inc.	254	1,525,872

	Shares	Value
Japan-(continued)
Nippon Building Fund, Inc.	636	$4,132,622
Nippon Prologis REIT, Inc.	606	2,184,144
Nomura Real Estate Master Fund, Inc.	1,521	2,345,532
Sumitomo Realty & Development Co. Ltd.	30,000	967,600
Tokyo Tatemono Co. Ltd.	25,800	394,770
Tokyu Fudosan Holdings Corp.	310,100	1,793,645
		43,951,545

Malta–0.00%
BGP Holdings PLC(b)(c)	9,888,325	12

Singapore–2.66%
Ascendas India Trust	559,400	602,673
Ascendas REIT	523,500	1,182,800
CapitaLand Integrated Commercial Trust	2,890,200	4,422,843
City Developments Ltd.	291,600	1,481,265
Mapletree Commercial Trust	1,314,800	1,982,537
Mapletree Industrial Trust	1,977,280	4,295,456
		13,967,574

Spain–1.27%
Aena SME S.A.(a)(b)	13,249	2,114,506
Cellnex Telecom S.A.(b)	66,581	4,557,335
		6,671,841

Sweden–2.44%
Fabege AB	154,467	2,803,978
Samhallsbyggnadsbolaget i Norden AB, Class B	825,684	4,722,151
Wihlborgs Fastigheter AB	216,345	5,265,207
		12,791,336

United Kingdom–4.41%
Derwent London PLC	66,032	3,439,729
Grainger PLC	523,202	2,299,684
Safestore Holdings PLC	247,250	3,925,217
Segro PLC	515,722	9,105,545
Tritax Big Box REIT PLC	1,340,148	4,367,831
		23,138,006

United States–59.38%
American Homes 4 Rent, Class A	18,744	786,123
Americold Realty Trust(d)	224,657	8,253,898
Apple Hospitality REIT, Inc.	347,311	5,133,257
AvalonBay Communities, Inc.	98,209	22,546,822
Brandywine Realty Trust	125,138	1,736,915
Brixmor Property Group, Inc.	202,487	4,748,320
Camden Property Trust	35,745	5,363,180
Columbia Property Trust, Inc.	164,738	2,754,419
CyrusOne, Inc.	101,466	7,810,853
DiamondRock Hospitality Co.(a)	346,388	3,131,348
Digital Realty Trust, Inc.	29,719	4,871,241
Duke Realty Corp.	239,821	12,593,001
Equinix, Inc.	18,653	15,732,873
Essential Properties Realty Trust, Inc.	152,796	4,952,118
First Industrial Realty Trust, Inc.	91,121	5,101,865
Highwoods Properties, Inc.	40,263	1,839,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                                 Invesco Global Real Estate Fund

	Shares	Value
United States–(continued)
Host Hotels & Resorts, Inc.(a)	53,657	$888,560
Invitation Homes, Inc.	497,386	20,482,355
JBG SMITH Properties	143,898	4,335,647
Life Storage, Inc.	55,299	6,881,408
Mid-America Apartment Communities, Inc.	75,945	14,609,540
NETSTREIT Corp.	69,774	1,804,356
Outfront Media, Inc.(a)	123,537	3,058,776
PotlatchDeltic Corp.	21,590	1,121,601
Prologis, Inc.	192,022	25,857,683
Regency Centers Corp.	61,004	4,186,094
Rexford Industrial Realty, Inc.	167,135	10,350,671
RLJ Lodging Trust	482,162	6,957,598
Ryman Hospitality Properties, Inc.(a)	92,375	7,673,591
Simon Property Group, Inc.	59,277	7,969,793
SITE Centers Corp.	307,676	4,956,660
Sunstone Hotel Investors, Inc.(a)	399,409	4,629,150
UDR, Inc.	369,970	19,985,779
Urban Edge Properties	246,207	4,663,161
Ventas, Inc.	267,665	14,973,180
VICI Properties, Inc.(d)	355,756	10,996,418
Welltower, Inc.	288,213	25,227,284

	Shares	Value

United States–(continued)
Xenia Hotels & Resorts, Inc.(a)	150,275	$2,617,790

		311,582,944

Total Common Stocks & Other Equity Interests (Cost $419,591,722)		522,089,484

TOTAL INVESTMENTS IN SECURITIES
(excluding Investments purchased with cash collateral from securities on loan)-99.50% (Cost $419,591,722)		522,089,484

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.17%
Invesco Private Government Fund, 0.02%(e)(f)(g)	3,406,905	3,406,905

Invesco Private Prime Fund, 0.11%(e)(f)(g)	7,946,267	7,949,445

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,356,350)		11,356,350

TOTAL INVESTMENTS IN SECURITIES–101.67% (Cost $430,948,072)		533,445,834

OTHER ASSETS LESS LIABILITIES–(1.67)%		(8,743,282)

NET ASSETS–100.00%		$524,702,552

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $9,908,924, which represented 1.89% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	All or a portion of this security was out on loan at August 31, 2021.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2021.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,531,994	$23,991,604	$(26,523,598)	$-	$-	$-	$138
Invesco Liquid Assets Portfolio, Institutional Class	1,808,371	17,031,755	(18,840,126)	-	-	-	43
Invesco Treasury Portfolio, Institutional Class	2,893,707	27,418,976	(30,312,683)	-	-	-	58
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	30,541,907	(27,135,002)	-	-	3,406,905	102	*
Invesco Private Prime Fund	-	73,601,255	(65,651,810)	-	-	7,949,445	1,410	*
Total	$7,234,072	$172,585,497	$(168,463,219)	$-	$-	$11,356,350	$1,751

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                                 Invesco Global Real Estate Fund

Portfolio Composition

By country, based on Net Assets

as of August 31, 2021

United States	59.38%
Japan	8.38
Germany	5.23
Hong Kong	4.52
United Kingdom	4.41
Canada	3.55
Australia	3.09
Singapore	2.66
Sweden	2.44
France	2.26
Countries each less than 2% of portfolio	3.58
Money Market Funds Plus Other Assets Less Liabilities	0.50

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                                 Invesco Global Real Estate Fund

Statement of Assets and Liabilities

August 31, 2021

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $419,591,722)*	$522,089,484
Investments in affiliated money market funds, at value (Cost $11,356,350)	11,356,350
Foreign currencies, at value (Cost $673,186)	672,607
Receivable for:
Investments sold	4,503,278
Fund shares sold	227,319
Dividends	1,081,145
Interest	922
Investment for trustee deferred compensation and retirement plans	164,884
Other assets	76,022
Total assets	540,172,011

Liabilities:
Payable for:
Investments purchased	2,442,281
Fund shares reacquired	371,617
Amount due custodian	607,988
Collateral upon return of securities loaned	11,356,350
Accrued fees to affiliates	262,784
Accrued trustees’ and officers’ fees and benefits	1,300
Accrued other operating expenses	247,726
Trustee deferred compensation and retirement plans	179,413
Total liabilities	15,469,459
Net assets applicable to shares outstanding	$524,702,552

Net assets consist of:
Shares of beneficial interest	$431,649,123
Distributable earnings	93,053,429
$524,702,552

Net Assets:
Class A	$118,279,546
Class C	$5,802,299
Class R	$27,148,971
Class Y	$88,073,572
Class R5	$103,294,402
Class R6	$182,103,762

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	9,552,887
Class C	468,282
Class R	2,193,756
Class Y	7,117,448
Class R5	8,375,920
Class R6	14,767,677
Class A:
Net asset value per share	$12.38
Maximum offering price per share (Net asset value of $12.38 ÷ 94.50%)	$13.10
Class C:
Net asset value and offering price per share	$12.39
Class R:
Net asset value and offering price per share	$12.38
Class Y:
Net asset value and offering price per share	$12.37
Class R5:
Net asset value and offering price per share	$12.33
Class R6:
Net asset value and offering price per share	$12.33

*	At August 31, 2021, securities with an aggregate value of $11,135,916 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                                 Invesco Global Real Estate Fund

Statement of Operations

For the six months ended August 31, 2021

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $182,299)	$8,568,646

Dividends from affiliated money market funds (includes securities lending income of $1,657)	1,896

Total investment income	8,570,542

Expenses:
Advisory fees	2,019,612

Administrative services fees	38,883

Custodian fees	16,522

Distribution fees:
Class A	144,137

Class C	28,606

Class R	64,679

Transfer agent fees – A, C, R and Y	293,675

Transfer agent fees – R5	54,408

Transfer agent fees – R6	8,654

Trustees’ and officers’ fees and benefits	13,334

Registration and filing fees	56,757

Reports to shareholders	52,321

Professional services fees	61,726

Other	14,608

Total expenses	2,867,922

Less: Fees waived and/or expense offset arrangement(s)	(920)

Net expenses	2,867,002

Net investment income	5,703,540

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $61,446)	48,108,690

Foreign currencies	(40,347)

48,068,343

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $72,325)	28,849,292

Foreign currencies	(5,630)

28,843,662

Net realized and unrealized gain	76,912,005

Net increase in net assets resulting from operations	$82,615,545

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                                 Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2021 and the year ended February 28, 2021

(Unaudited)

	August 31,	February 28,
	2021	2021

Operations:
Net investment income	$5,703,540	$11,201,510

Net realized gain (loss)	48,068,343	(26,474,240)

Change in net unrealized appreciation (depreciation)	28,843,662	(14,610,343)

Net increase (decrease) in net assets resulting from operations	82,615,545	(29,883,073)

Distributions to shareholders from distributable earnings:
Class A	(1,409,520)	(5,185,414)

Class C	(49,952)	(290,832)

Class R	(285,187)	(987,347)

Class Y	(1,404,662)	(5,961,613)

Class R5	(1,778,607)	(6,282,253)

Class R6	(2,629,119)	(9,584,906)

Total distributions from distributable earnings	(7,557,047)	(28,292,365)

Share transactions–net:
Class A	(6,199,861)	(22,413,244)

Class C	(479,336)	(5,309,439)

Class R	135,759	2,307,536

Class Y	(38,913,305)	(37,004,226)

Class R5	(38,341,185)	(25,144,365)

Class R6	(9,429,378)	(19,368,398)

Net increase (decrease) in net assets resulting from share transactions	(93,227,306)	(106,932,136)

Net increase (decrease) in net assets	(18,168,808)	(165,107,574)

Net assets:
Beginning of period	542,871,360	707,978,934

End of period	$524,702,552	$542,871,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                                 Invesco Global Real Estate Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/21	$10.77	$0.11		$1.64	$1.75	$(0.14)	$–	$(0.14)	$12.38	16.40%	$118,280	1.33	%(d)	1.33	%(d)	1.83	%(d)	50%
Year ended 02/28/21	11.65	0.17		(0.56)	(0.39)	(0.21)	(0.28)	(0.49)	10.77	(2.96)	108,687	1.32		1.32		1.70		160
Year ended 02/29/20	12.59	0.24		0.22	0.46	(0.54)	(0.86)	(1.40)	11.65	3.20	143,448	1.27		1.27		1.87		60
Year ended 02/28/19	12.76	0.29		0.84	1.13	(0.60)	(0.70)	(1.30)	12.59	9.46	154,173	1.26		1.26		2.26		47
Year ended 02/28/18	12.83	0.30	(e)	(0.01)	0.29	(0.28)	(0.08)	(0.36)	12.76	2.17	156,543	1.27		1.27		2.31	(e)	51
Year ended 02/28/17	11.94	0.20		1.16	1.36	(0.47)	–	(0.47)	12.83	11.54	221,942	1.36		1.36		1.54		57
Class C
Six months ended 08/31/21	10.78	0.06		1.65	1.71	(0.10)	–	(0.10)	12.39	15.96	5,802	2.08	(d)	2.08	(d)	1.08	(d)	50
Year ended 02/28/21	11.65	0.10		(0.56)	(0.46)	(0.13)	(0.28)	(0.41)	10.78	(3.68)	5,493	2.07		2.07		0.95		160
Year ended 02/29/20	12.59	0.15		0.21	0.36	(0.44)	(0.86)	(1.30)	11.65	2.43	12,169	2.02		2.02		1.12		60
Year ended 02/28/19	12.75	0.20		0.84	1.04	(0.50)	(0.70)	(1.20)	12.59	8.71	14,673	2.01		2.01		1.51		47
Year ended 02/28/18	12.83	0.21	(e)	(0.03)	0.18	(0.18)	(0.08)	(0.26)	12.75	1.33	27,654	2.02		2.02		1.56	(e)	51
Year ended 02/28/17	11.95	0.10		1.16	1.26	(0.38)	–	(0.38)	12.83	10.62	33,299	2.11		2.11		0.79		57
Class R
Six months ended 08/31/21	10.77	0.09		1.65	1.74	(0.13)	–	(0.13)	12.38	16.26	27,149	1.58	(d)	1.58	(d)	1.58	(d)	50
Year ended 02/28/21	11.64	0.15		(0.56)	(0.41)	(0.18)	(0.28)	(0.46)	10.77	(3.14)	23,490	1.57		1.57		1.45		160
Year ended 02/29/20	12.58	0.21		0.21	0.42	(0.50)	(0.86)	(1.36)	11.64	2.94	22,293	1.52		1.52		1.62		60
Year ended 02/28/19	12.75	0.26		0.84	1.10	(0.57)	(0.70)	(1.27)	12.58	9.18	24,003	1.51		1.51		2.01		47
Year ended 02/28/18	12.83	0.27	(e)	(0.02)	0.25	(0.25)	(0.08)	(0.33)	12.75	1.84	23,658	1.52		1.52		2.06	(e)	51
Year ended 02/28/17	11.95	0.17		1.15	1.32	(0.44)	–	(0.44)	12.83	11.17	19,718	1.61		1.61		1.29		57
Class Y
Six months ended 08/31/21	10.77	0.12		1.64	1.76	(0.16)	–	(0.16)	12.37	16.45	88,074	1.08	(d)	1.08	(d)	2.08	(d)	50
Year ended 02/28/21	11.65	0.20		(0.57)	(0.37)	(0.23)	(0.28)	(0.51)	10.77	(2.69)	113,549	1.07		1.07		1.95		160
Year ended 02/29/20	12.59	0.28		0.21	0.49	(0.57)	(0.86)	(1.43)	11.65	3.46	166,069	1.02		1.02		2.12		60
Year ended 02/28/19	12.76	0.33		0.83	1.16	(0.63)	(0.70)	(1.33)	12.59	9.74	191,757	1.01		1.01		2.51		47
Year ended 02/28/18	12.83	0.34	(e)	(0.02)	0.32	(0.31)	(0.08)	(0.39)	12.76	2.42	623,470	1.02		1.02		2.56	(e)	51
Year ended 02/28/17	11.95	0.23		1.15	1.38	(0.50)	–	(0.50)	12.83	11.72	1,167,799	1.11		1.11		1.79		57
Class R5
Six months ended 08/31/21	10.73	0.13		1.64	1.77	(0.17)	–	(0.17)	12.33	16.60	103,294	0.93	(d)	0.93	(d)	2.23	(d)	50
Year ended 02/28/21	11.61	0.21		(0.56)	(0.35)	(0.25)	(0.28)	(0.53)	10.73	(2.57)	124,597	0.94		0.94		2.08		160
Year ended 02/29/20	12.55	0.29		0.21	0.50	(0.58)	(0.86)	(1.44)	11.61	3.59	164,048	0.91		0.91		2.23		60
Year ended 02/28/19	12.72	0.34		0.84	1.18	(0.65)	(0.70)	(1.35)	12.55	9.87	208,742	0.92		0.92		2.60		47
Year ended 02/28/18	12.81	0.35	(e)	(0.03)	0.32	(0.33)	(0.08)	(0.41)	12.72	2.40	260,397	0.93		0.93		2.65	(e)	51
Year ended 02/28/17	11.93	0.26		1.15	1.41	(0.53)	–	(0.53)	12.81	12.00	264,906	0.88		0.88		2.02		57
Class R6
Six months ended 08/31/21	10.73	0.14		1.63	1.77	(0.17)	–	(0.17)	12.33	16.65	182,104	0.85	(d)	0.85	(d)	2.31	(d)	50
Year ended 02/28/21	11.61	0.22		(0.56)	(0.34)	(0.26)	(0.28)	(0.54)	10.73	(2.48)	167,055	0.85		0.85		2.17		160
Year ended 02/29/20	12.55	0.30		0.22	0.52	(0.60)	(0.86)	(1.46)	11.61	3.68	199,952	0.82		0.82		2.32		60
Year ended 02/28/19	12.72	0.35		0.84	1.19	(0.66)	(0.70)	(1.36)	12.55	9.97	207,085	0.83		0.83		2.69		47
Year ended 02/28/18	12.81	0.36	(e)	(0.03)	0.33	(0.34)	(0.08)	(0.42)	12.72	2.49	197,835	0.85		0.85		2.73	(e)	51
Year ended 02/28/17	11.93	0.27		1.15	1.42	(0.54)	–	(0.54)	12.81	12.07	54,547	0.81		0.81		2.09		57

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended February 28, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.25 and 1.92%, $0.16 and 1.17%, $0.22 and 1.67%, $0.29 and 2.17%, $0.30 and 2.26%, $0.31 and 2.34% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                                 Invesco Global Real Estate Fund

Notes to Financial Statements

August 31, 2021

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

12                                 Invesco Global Real Estate Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

13                                 Invesco Global Real Estate Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory    agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the six months ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2021, the Adviser waived advisory fees of $443.

14                                 Invesco Global Real Estate Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2021, IDI advised the Fund that IDI retained $5,682 in front-end sales commissions from the sale of Class A shares and $51 and $120 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$16,225,306	$–	$16,225,306
Belgium	–	8,868,056	–	8,868,056
Canada	18,635,157	–	–	18,635,157
France	–	11,839,291	–	11,839,291
Germany	–	27,432,795	–	27,432,795
Hong Kong	–	23,748,550	–	23,748,550
Italy	–	3,237,071	–	3,237,071
Japan	–	43,951,545	–	43,951,545
Malta	–	–	12	12
Singapore	–	13,967,574	–	13,967,574
Spain	–	6,671,841	–	6,671,841
Sweden	–	12,791,336	–	12,791,336
United Kingdom	–	23,138,006	–	23,138,006
United States	311,582,944	–	–	311,582,944
Money Market Funds	–	11,356,350	–	11,356,350
Total Investments	$330,218,101	$203,227,721	$12	$533,445,834
NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $477.

15                                 Invesco Global Real Estate Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$40,142,885	$5,861,876	$46,004,761

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2021 was $260,042,789 and $350,281,380, respectively. Cost of investments, including any derivatives, on a tax    basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$87,108,510

Aggregate unrealized (depreciation) of investments	(2,833,837)

Net unrealized appreciation of investments	$84,274,673

Cost of investments for tax purposes is $449,171,161.

NOTE 9—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2021(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	550,871	$6,431,016	1,349,484	$13,071,621

Class C	39,231	457,134	89,374	913,658

Class R	292,614	3,420,369	858,679	8,250,509
Class Y	624,327	7,128,851	3,660,820	35,900,779

Class R5	1,213,263	14,046,378	2,840,633	28,148,666

Class R6	1,338,455	15,526,886	5,088,501	48,468,462

Issued as reinvestment of dividends:
Class A	111,856	1,282,193	482,379	4,790,055

Class C	3,884	44,579	25,955	259,864

Class R	24,864	285,109	98,537	987,130

Class Y	64,265	735,391	343,183	3,376,720

Class R5	149,532	1,699,657	625,118	6,153,843

Class R6	228,396	2,603,967	963,658	9,522,735

16                                 Invesco Global Real Estate Fund

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2021(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	36,266	$422,641	263,600	$2,643,502

Class C	(36,217)	(422,641)	(263,139)	(2,643,502)

Reacquired:
Class A	(1,235,257)	(14,335,711)	(4,316,104)	(42,918,422)

Class C	(48,099)	(558,408)	(386,968)	(3,839,459)

Class R	(305,250)	(3,569,719)	(690,057)	(6,930,103)

Class Y	(4,116,313)	(46,777,547)	(7,712,404)	(76,281,725)

Class R5	(4,598,770)	(54,087,220)	(5,981,799)	(59,446,874)

Class R6	(2,370,021)	(27,560,231)	(7,702,425)	(77,359,595)

Net increase (decrease) in share activity	(8,032,103)	$(93,227,306)	(10,362,975)	$(106,932,136)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17                                 Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,164.00	$7.25	$1,018.50	$6.77	1.33%
Class C	1,000.00	1,159.60	11.32	1,014.72	10.56	2.08
Class R	1,000.00	1,162.70	8.61	1,017.24	8.03	1.58
Class Y	1,000.00	1,165.60	5.90	1,019.76	5.50	1.08
Class R5	1,000.00	1,166.00	5.08	1,020.52	4.74	0.93
Class R6	1,000.00	1,166.50	4.64	1,020.92	4.33	0.85

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

18                                 Invesco Global Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Real Estate Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that stock selection in the U.S. and the Fund’s exposure to U.S. issuers operating in industries significantly affected by the COVID-19 pandemic negatively impacted the Fund’s relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense

19                                 Invesco Global Real Estate Fund

group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

20                                 Invesco Global Real Estate Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519 Invesco Distributors, Inc. GRE-SAR-1

Semiannual Report to Shareholders	August 31, 2021

Invesco Government Money Market Fund

Nasdaq:
Invesco Cash Reserve: AIMXX ∎ A: ADAXX ∎ AX: ACZXX ∎ C: ACNXX ∎ CX: ACXXX
∎ R: AIRXX ∎ Y: AIYXX ∎ Investor: INAXX ∎ R6: INVXX

2	Fund Information
3	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
16	Fund Expenses
17	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Information

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.

Team managed by Invesco Advisers, Inc.

2	Invesco Government Money Market Fund

Schedule of Investments

August 31, 2021

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-28.57%

U.S. Treasury Bills-5.56%(a)
U.S. Treasury Bills	0.03%	09/16/2021	$20,000	$19,999,792
U.S. Treasury Bills	0.05%	11/02/2021	28,624	28,621,035
U.S. Treasury Bills	0.11%	12/30/2021	5,000	4,998,167
U.S. Treasury Bills	0.06%	02/03/2022	35,000	34,991,712
U.S. Treasury Bills	0.05%	02/17/2022	15,000	14,996,479
U.S. Treasury Bills	0.07%	02/24/2022	25,000	24,991,444
U.S. Treasury Bills	0.07%	06/16/2022	10,000	9,994,400
U.S. Treasury Bills	0.08%	07/14/2022	15,000	14,990,125
U.S. Treasury Bills	0.08%	08/11/2022	17,000	16,987,004
				170,570,158

U.S. Treasury Notes-23.01%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.30%)(b)	0.35%	10/31/2021	41,000	41,005,665
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(b)	0.20%	01/31/2022	16,000	15,999,041
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)(b)	0.16%	04/30/2022	25,000	25,007,220
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.10%	07/31/2022	38,000	38,004,065
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.10%	10/31/2022	45,000	44,998,610
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	0.09%	01/31/2023	20,000	20,000,172
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	0.08%	04/30/2023	40,000	40,002,860
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	0.07%	07/31/2023	54,000	54,001,666
U.S. Treasury Notes	1.75%	11/30/2021	25,000	25,102,754
U.S. Treasury Notes	1.88%	11/30/2021	9,000	9,040,281
U.S. Treasury Notes	2.50%	01/15/2022	14,100	14,227,037
U.S. Treasury Notes	1.38%	01/31/2022	6,000	6,032,492
U.S. Treasury Notes	1.50%	01/31/2022	163,800	164,769,144
U.S. Treasury Notes	1.88%	01/31/2022	10,000	10,074,357
U.S. Treasury Notes	2.00%	02/15/2022	10,000	10,088,076
U.S. Treasury Notes	1.75%	02/28/2022	60,000	60,496,416
U.S. Treasury Notes	1.88%	02/28/2022	36,000	36,321,800
U.S. Treasury Notes	1.75%	04/30/2022	10,000	10,111,209
U.S. Treasury Notes	1.88%	04/30/2022	65,000	65,777,258
U.S. Treasury Notes	2.13%	05/15/2022	5,000	5,072,131
U.S. Treasury Notes	2.00%	07/31/2022	10,000	10,174,218
				706,306,472
Total U.S. Treasury Securities (Cost $876,876,630)				876,876,630

U.S. Government Sponsored Agency Securities-15.77%

Federal Farm Credit Bank (FFCB)-6.51%
Federal Farm Credit Bank (SOFR + 0.05%)(b)	0.10%	10/05/2021	40,000	39,999,811
Federal Farm Credit Bank	1.63%	12/27/2021	10,550	10,602,945
Federal Farm Credit Bank (SOFR + 0.08%)(b)	0.13%	03/10/2022	4,000	4,000,000
Federal Farm Credit Bank (SOFR + 0.09%)(b)	0.14%	06/17/2022	10,000	10,000,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	07/11/2022	15,000	14,998,911
Federal Farm Credit Bank (SOFR + 0.15%)(b)	0.20%	07/28/2022	6,000	6,000,000
Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.12%	08/11/2022	20,000	19,999,995
Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	08/22/2022	10,000	9,999,753
Federal Farm Credit Bank (SOFR + 0.08%)(b)	0.13%	10/14/2022	16,000	16,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

3	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Farm Credit Bank (FFCB)-(continued)
Federal Farm Credit Bank (SOFR + 0.01%)(b)	0.06%	11/16/2022	$10,000	$9,999,755
Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.12%	11/18/2022	8,000	8,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	12/01/2022	14,000	14,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	01/20/2023	16,000	16,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	02/09/2023	12,000	12,000,000
Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	07/07/2023	8,000	8,000,000
				199,601,170

Federal Home Loan Bank (FHLB)-5.96%
Federal Home Loan Bank (SOFR + 0.02%)(b)	0.07%	09/02/2021	30,000	30,000,000
Federal Home Loan Bank (SOFR + 0.09%)(b)	0.13%	09/10/2021	5,000	5,000,000
Federal Home Loan Bank	0.04%	09/29/2021	20,000	19,999,912
Federal Home Loan Bank (SOFR + 0.15%)(b)	0.20%	11/15/2021	3,000	3,000,000
Federal Home Loan Bank	0.05%	03/17/2022	15,000	14,999,134
Federal Home Loan Bank (SOFR + 0.07%)(b)	0.12%	04/28/2022	20,000	20,000,000
Federal Home Loan Bank (SOFR + 0.13%)(b)	0.18%	08/05/2022	5,000	5,000,000
Federal Home Loan Bank (SOFR + 0.09%)(b)	0.14%	08/19/2022	35,000	35,000,972
Federal Home Loan Bank (SOFR + 0.09%)(b)	0.14%	09/08/2022	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.09%)(b)	0.14%	10/05/2022	20,000	20,000,000
Federal Home Loan Bank (SOFR + 0.06%)(b)	0.11%	12/08/2022	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.04%)(b)	0.09%	05/19/2023	5,000	5,000,000
Federal Home Loan Bank (SOFR + 0.03%)(b)	0.08%	06/07/2023	5,000	5,000,000
				183,000,018

Federal Home Loan Mortgage Corp. (FHLMC)-1.66%
Federal Home Loan Mortgage Corp. (SOFR + 0.32%)(b)	0.37%	09/30/2021	10,000	10,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.07%)(b)	0.12%	08/12/2022	26,000	26,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.09%)(b)	0.14%	09/16/2022	15,000	15,000,000
				51,000,000

Federal National Mortgage Association (FNMA)-0.93%
Federal National Mortgage Association (SOFR + 0.30%)(b)	0.35%	01/07/2022	17,000	17,000,000
Federal National Mortgage Association	2.25%	04/12/2022	6,535	6,622,045
Federal National Mortgage Association (SOFR + 0.20%)(b)	0.25%	06/15/2022	5,000	5,000,000
				28,622,045

U.S. International Development Finance Corp. (DFC)-0.71%
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.09%	09/10/2021	7,263	7,262,600
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.09%	09/10/2021	3,200	3,200,000
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.09%	06/15/2025	4,000	4,000,000
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.09%	02/15/2028	7,222	7,222,222
				21,684,822
Total U.S. Government Sponsored Agency Securities (Cost $483,908,055)				483,908,055
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-44.34% (Cost $1,360,784,685)				1,360,784,685

			Repurchase Amount

Repurchase Agreements-55.70%(d)
BNP Paribas Securities Corp., joint term agreement dated 08/26/2021, aggregate maturing value of $500,004,861 (collateralized by U.S. Treasury obligations, domestic agency mortgage-backed securities and U.S. government sponsored agency obligations valued at $510,000,000; 0.00% - 7.00%; 11/04/2021 - 07/01/2051)(e)	0.05%	09/02/2021	40,000,389	40,000,000
BofA Securities, Inc., joint agreement dated 08/31/2021, aggregate maturing value of $895,001,243 (collateralized by domestic agency mortgage-backed securities valued at $912,900,000; 1.50% - 6.00%; 05/01/2025 - 08/01/2059)	0.05%	09/01/2021	153,000,213	153,000,000
Fixed Income Clearing Corp. - Bank of Nova Scotia, joint agreement dated 08/31/2021, aggregate maturing value of $1,500,002,292 (collateralized by U.S. Treasury obligations valued at $1,531,508,107; 0.63% - 3.00%; 09/30/2021 - 08/15/2030)	0.06%	09/01/2021	165,000,252	165,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Fixed Income Clearing Corp. - BNP Paribas Securities Corp., joint agreement dated 08/31/2021, aggregate maturing value of $1,250,001,736 (collateralized by U.S. Treasury obligations valued at $1,270,427,200; 0.38% - 4.25%; 11/30/2025 - 05/15/2041)	0.05%	09/01/2021	$155,000,215	$155,000,000

Goldman Sachs & Co., term agreement dated 08/26/2021, maturing value of $40,000,428 (collateralized by domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at $40,800,000; 0.00% - 4.50%; 11/15/2028 - 10/20/2050)(e)	0.06%	09/02/2021	40,000,428	40,000,000

ING Financial Markets, LLC, joint agreement dated 08/31/2021, aggregate maturing value of $200,000,278 (collateralized by domestic agency mortgage-backed securities valued at $204,000,000; 2.00% - 5.50%; 11/01/2029 - 02/15/2061)	0.05%	09/01/2021	153,000,213	153,000,000

ING Financial Markets, LLC, joint term agreement dated 08/06/2021, aggregate maturing value of $350,022,118 (collateralized by domestic agency mortgage-backed securities valued at $357,000,000; 1.50% - 6.00%; 06/01/2027 - 05/01/2058)	0.07%	09/10/2021	10,000,632	10,000,000

ING Financial Markets, LLC, joint term agreement dated 08/26/2021, aggregate maturing value of $350,018,667 (collateralized by domestic agency mortgage-backed securities valued at $357,000,000; 1.50% - 5.50%; 10/01/2038 - 01/01/2057)	0.06%	09/27/2021	40,002,133	40,000,000

J.P. Morgan Securities LLC, joint agreement dated 08/31/2021, aggregate maturing value of $500,000,694 (collateralized by domestic agency mortgage-backed securities valued at $510,000,000; 1.50% - 7.50%; 07/01/2025 - 09/01/2051)	0.05%	09/01/2021	153,000,213	153,000,000

J.P. Morgan Securities LLC, joint open agreement dated 03/27/2020 (collateralized by U.S. Treasury obligations valued at $867,000,167; 0.00% - 1.88%; 09/16/2021 -07/31/2023)(f)	0.05%	09/01/2021	15,000,625	15,000,000

J.P. Morgan Securities LLC, joint open agreement dated 07/01/2021 (collateralized by domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at $295,800,033; 1.50% - 6.00%; 02/28/2023 - 09/01/2051)(f)	0.07%	09/01/2021	15,000,875	15,000,000

J.P. Morgan Securities LLC, joint open agreement dated 07/01/2021 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $255,000,016; 0.00% - 7.63%; 09/16/2021 - 04/01/2056)(f)	0.06%	09/01/2021	15,000,750	15,000,000

J.P. Morgan Securities LLC, joint open agreement dated 10/15/2019 (collateralized by domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at $408,000,049; 0.00% - 7.50%; 04/30/2026 - 03/25/2060)(f)	0.07%	09/01/2021	25,001,458	25,000,000

Metropolitan Life Insurance Co., joint term agreement dated 08/25/2021, aggregate maturing value of $350,013,001 (collateralized by U.S. Treasury obligations valued at $356,159,795; 0.00% - 0.13%; 08/31/2022 - 11/15/2045)(e)	0.07%	09/01/2021	25,004,459	25,004,119

Mitsubishi UFJ Trust & Banking Corp., joint agreement dated 08/31/2021, aggregate maturing value of $500,000,764 (collateralized by domestic agency mortgage-backed securities valued at $510,000,000; 0.39% - 4.50%; 01/25/2024 - 05/20/2069)	0.06%	09/01/2021	153,000,234	153,000,000

Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 08/25/2021, aggregate maturing value of $1,000,513,618 (collateralized by U.S. Treasury obligations valued at $1,021,689,587; 0.50% - 1.50%; 02/28/2025 - 02/15/2030)(e)	0.07%	09/01/2021	60,300,821	60,300,000

RBC Capital Markets LLC, joint term agreement dated 08/31/2021, aggregate maturing value of $750,000,000 (collateralized by U.S. Treasury obligations, domestic agency mortgage-backed securities and U.S. government sponsored agency obligations valued at $765,000,159; 0.00% - 8.15%; 09/14/2021 - 08/20/2065)(b)(e)	0.09%	11/01/2021	35,000,000	35,000,000

RBC Dominion Securities Inc., joint agreement dated 08/31/2021, aggregate maturing value of $2,000,002,778 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $2,040,000,055; 0.00% - 5.00%; 09/09/2021 -08/01/2051)	0.05%	09/01/2021	153,000,213	153,000,000

Societe Generale, joint open agreement dated 08/10/2021 (collateralized by U.S. Treasury obligations valued at $1,785,000,007; 0.00% - 8.00%; 09/09/2021 - 08/15/2051)(f)	0.05%	09/01/2021	15,000,021	15,000,000

Societe Generale, joint term agreement dated 08/31/2021, aggregate maturing value of $750,007,292 (collateralized by U.S. Treasury obligations valued at $765,000,006; 0.00% - 8.00%; 09/09/2021 - 08/15/2050)(e)	0.05%	09/07/2021	5,000,049	5,000,000

Sumitomo Mitsui Banking Corp., joint agreement dated 08/31/2021, aggregate maturing value of $1,150,001,917 (collateralized by domestic agency mortgage-backed securities valued at $1,173,000,000; 3.00% - 4.00%; 08/20/2042 - 12/20/2049)	0.06%	09/01/2021	131,254,257	131,254,038

Wells Fargo Securities, LLC, joint agreement dated 08/31/2021, aggregate maturing value of $500,000,833 (collateralized by domestic agency mortgage-backed securities valued at $510,000,000; 2.00% - 4.50%; 01/01/2031 - 08/01/2051)	0.06%	09/01/2021	153,000,255	153,000,000

Total Repurchase Agreements (Cost $1,709,558,157)				1,709,558,157

TOTAL INVESTMENTS IN SECURITIES(g)-100.04% (Cost $3,070,342,842)				3,070,342,842

OTHER ASSETS LESS LIABILITIES-(0.04)%				(1,189,939)

NET ASSETS-100.00%				$3,069,152,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Government Money Market Fund

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

VRD   -Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on August 31, 2021.

(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)

Either party may terminate the agreement upon demand. Interest rate, principal amount and collateral are redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.

(g)	Also represents cost for federal income tax purposes.

Portfolio Composition by Maturity*

In days, as of 08/31/2021

1-7	55.7%
8-30	3.4
31-60	1.3
61-90	2.4
91-180	11.8
181+	25.4

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Government Money Market Fund

Statement of Assets and Liabilities

August 31, 2021

(Unaudited)

Assets:
Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$1,360,784,685

Repurchase agreements, at value and cost	1,709,558,157

Receivable for:
Fund shares sold	4,644,702

Interest	1,632,240

Investment for trustee deferred compensation and retirement plans	417,829

Other assets	113,073

Total assets	3,077,150,686

Liabilities:
Payable for:
Fund shares reacquired	6,631,373

Amount due custodian	450,001

Dividends	172

Accrued fees to affiliates	403,637

Accrued trustees’ and officers’ fees and benefits	6,847

Accrued operating expenses	49,150

Trustee deferred compensation and retirement plans	456,603

Total liabilities	7,997,783

Net assets applicable to shares outstanding	$3,069,152,903

Net assets consist of:
Shares of beneficial interest	$3,068,984,639

Distributable earnings	168,264

$3,069,152,903

Net Assets:
Invesco Cash Reserve	$2,200,845,723
Class A	$340,048,454

Class AX	$72,494,213

Class C	$121,457,820

Class CX	$347,536

Class R	$160,136,726

Class Y	$64,091,505

Investor Class	$109,626,199

Class R6	$104,727

Shares outstanding, no par value, unlimited number of shares authorized:
Invesco Cash Reserve	2,200,955,888

Class A	340,065,677

Class AX	72,497,929

Class C	121,463,910

Class CX	347,554

Class R	160,144,752

Class Y	64,094,640

Investor Class	109,631,685

Class R6	104,732

Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Government Money Market Fund

Statement of Operations

For the six months ended August 31, 2021

(Unaudited)

Investment income:

Interest	$1,120,296

Expenses:
Advisory fees	2,479,429

Administrative services fees	723,790

Custodian fees	14,427

Distribution fees:
Invesco Cash Reserve	1,787,101

Class A	368,310

Class AX	55,756

Class C	489,972

Class CX	1,635

Class R	340,699

Transfer agent fees - Invesco Cash Reserve, A, AX, C, CX, R, Y and Investor	2,589,163

Transfer agent fees - R6	45

Trustees’ and officers’ fees and benefits	21,413

Registration and filing fees	150,078

Reports to shareholders	122,424

Professional services fees	52,850

Other	52,610

Total expenses	9,249,702

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(8,241,268)

Net expenses	1,008,434

Net investment income	111,862

Net realized gain from unaffiliated investment securities	10,753

Net increase in net assets resulting from operations	$122,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2021 and the year ended February 28, 2021

(Unaudited)

	August 31,	February 28,
	2021	2021

Operations:
Net investment income	$111,862	$1,864,288

Net realized gain	10,753	46,199

Net increase in net assets resulting from operations	122,615	1,910,487

Distributions to shareholders from distributable earnings:
Invesco Cash Reserve	(81,964)	(1,600,645)

Class A	(11,922)	(31,795)

Class AX	(2,212)	(46,020)

Class C	(4,294)	(17,050)

Class CX	(11)	(75)

Class R	(5,834)	(24,046)

Class Y	(2,271)	(44,686)

Investor Class	(3,349)	(99,944)

Class R6	(5)	(27)

Total distributions from distributable earnings	(111,862)	(1,864,288)

Share transactions-net:
Invesco Cash Reserve	(498,620,052)	293,307,446

Class A	(61,182,207)	401,127,580

Class AX	(1,506,949)	(2,164,991)

Class C	(22,874,039)	100,829,760

Class CX	(21,730)	(137,291)

Class R	(22,921,013)	150,735,224

Class Y	8,279,183	13,129,184

Investor Class	(5,039,359)	3,462,654

Class R6	(22,745)	107,237

Net increase (decrease) in net assets resulting from share transactions	(603,908,911)	960,396,803

Net increase (decrease) in net assets	(603,898,158)	960,443,002

Net assets:
Beginning of period	3,673,051,061	2,712,608,059

End of period	$3,069,152,903	$3,673,051,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Government Money Market Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets
Invesco Cash Reserve
Six months ended 08/31/21	$1.00	$0.00	$(0.00	)(c)	$0.00	$(0.00)	$1.00	0.00%	$2,200,846	0.06	%(d)	0.53	%(d)	0.01	%(d)
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.06	2,699,457	0.23		0.50		0.05
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.61	2,406,243	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.50	1,299,414	0.58		0.58		1.52
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.40	815,631	0.68		0.68		0.39
Year ended 02/28/17	1.00	0.00	0.00		0.00	(0.00)	1.00	0.06	841,039	0.43		0.68		0.06
Class A
Six months ended 08/31/21	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.00	340,048	0.06	(d)	0.58	(d)	0.01	(d)
Period ended 02/28/21(e)	1.00	0.00	(0.00)		(0.00)	(0.00)	1.00	0.01	401,229	0.20	(d)	0.54	(d)	0.08	(d)
Class AX
Six months ended 08/31/21	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.00	72,494	0.06	(d)	0.53	(d)	0.01	(d)
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.06	74,001	0.23		0.50		0.05
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.61	76,169	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.50	81,110	0.58		0.58		1.52
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.40	91,906	0.68		0.68		0.39
Year ended 02/28/17	1.00	0.00	0.00		0.00	(0.00)	1.00	0.06	102,748	0.43		0.68		0.06
Class C
Six months ended 08/31/21	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.00	121,458	0.06	(d)	1.13	(d)	0.01	(d)
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.02	144,331	0.23		1.11		0.05
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	0.85	43,478	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.76	38,700	1.31		1.33		0.79
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.27	65,411	0.81		1.43		0.26
Year ended 02/28/17	1.00	0.00	0.00		0.00	(0.00)	1.00	0.05	88,605	0.43		1.43		0.06
Class CX
Six months ended 08/31/21	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.00	348	0.06	(d)	1.28	(d)	0.01	(d)
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.02	369	0.29		1.25		(0.01)
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	0.85	507	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.77	669	1.31		1.33		0.79
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.27	4,114	0.81		1.43		0.26
Year ended 02/28/17	1.00	0.00	0.00		0.00	(0.00)	1.00	0.05	4,959	0.43		1.43		0.06
Class R
Six months ended 08/31/21	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.00	160,137	0.06	(d)	0.78	(d)	0.01	(d)
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.04	183,057	0.22		0.74		0.06
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	1.35	32,297	0.76		0.76		1.30
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	1.25	25,871	0.83		0.83		1.27
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.27	27,387	0.80		0.93		0.27
Year ended 02/28/17	1.00	0.00	0.00		0.00	(0.00)	1.00	0.05	34,794	0.43		0.93		0.06
Class Y
Six months ended 08/31/21	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.00	64,092	0.06	(d)	0.38	(d)	0.01	(d)
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.08	55,813	0.21		0.35		0.07
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.76	42,686	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.65	34,105	0.43		0.43		1.67
Year ended 02/28/18	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.55	30,080	0.53		0.53		0.54
Year ended 02/28/17	1.00	0.00	0.00		0.00	(0.00)	1.00	0.09	27,738	0.40		0.53		0.09
Investor Class
Six months ended 08/31/21	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.00	109,626	0.06	(d)	0.38	(d)	0.01	(d)
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.08	114,665	0.21		0.35		0.07
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.76	111,208	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.65	125,886	0.43		0.43		1.67
Year ended 02/28/18	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.55	117,630	0.53		0.53		0.54
Year ended 02/28/17	1.00	0.00	0.00		0.00	(0.00)	1.00	0.09	123,466	0.40		0.53		0.09
Class R6
Six months ended 08/31/21	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.00	105	0.06	(d)	0.30	(d)	0.01	(d)
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.10	127	0.18		0.31		0.10
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.81	20	0.32		0.32		1.74
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.80	12	0.36		0.38		1.74
Period ended 02/28/18(f)	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.69	10	0.37	(d)	0.37	(d)	0.70	(d)

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(c)

Net gains (losses) on securities (both realized and unrealized) per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	Annualized.
(e)	Commencement date of May 15, 2020.
(f)	Commencement date of April 04, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Government Money Market Fund

Notes to Financial Statements

August 31, 2021

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Government Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of nine different classes of shares: Invesco Cash Reserve, Class A , Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6. Class A, Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class A, Class AX, Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to the liquidity fee and redemption gate requirement at this time, as permitted by Rule 2a-7.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

11	Invesco Government Money Market Fund

results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

K.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2021, the Adviser has contractually agreed, through at least, June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares to 1.40%, 1.45%, 1.40%, 2.00%, 2.15%, 1.65%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to July 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements of Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares to 1.40%, 1.25%, 1.40%, 1.25%, 2.15%, 1.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the six months ended August 31, 2021, Invesco voluntarily waived advisory fees of $2,479,429, reimbursed Fund level expenses of $129,155 and reimbursed class level expenses of $3,866,335, $405,999, $113,979, $259,092, $1,920, $ 243,769, $51,795, $88,370 and $45 for Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares, respectively, in order to increase the yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class A, Class AX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve shares, 0.75% of the Fund’s average daily net assets of Class C shares and 0.40% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.20% of the Fund’s average daily net assets of Class A shares, up to a maximum annual rate of 0.15% of the Fund’s average daily net assets of Class AX shares and up to a maximum annual rate of 0.90% of the average daily net assets of Class CX shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Effective May 15, 2020, IDI contractually agreed, through at least June 30, 2021, to limit 12b-1 fees to 0.00% of average daily net assets for Class A, Class C and Class R shares. Expenses before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations For the the six

12	Invesco Government Money Market Fund

months ended August 31, 2021, expenses incurred after combined contractual waivers and voluntary yield waivers and reimbursements were $0, $0, $0, $0, $0 and $0 for Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, and Class R shares, respectively.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2021, IDI advised the Fund that IDI retained $886, $277, $7,683 and $0 from Invesco Cash Reserve, Class A, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2021, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $70.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have any capital loss carryforward as of February 28, 2021.

13	Invesco Government Money Market Fund

NOTE 8–Share Information

	Summary of Share Activity

	Six months ended August 31, 2021(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve	651,449,698	$651,449,698	3,427,519,770	$3,427,519,770

Class A(b)	39,016,272	39,016,272	134,655,336	134,655,336

Class AX	5,793,792	5,793,792	13,358,152	13,358,152

Class C	29,275,995	29,275,995	160,645,349	160,645,349

Class CX	10,599	10,599	69,393	69,393

Class R	32,604,566	32,604,566	126,016,149	126,016,149

Class Y	33,348,907	33,348,907	72,123,028	72,123,028

Investor Class	13,081,329	13,081,329	63,786,957	63,786,957

Class R6	34,673	34,673	64,249	64,249

Issued as reinvestment of dividends:
Invesco Cash Reserve	81,964	81,964	1,600,523	1,600,523

Class A	11,618	11,618	23,660	23,660

Class AX	2,116	2,116	43,927	43,927

Class C	4,294	4,294	17,050	17,050

Class CX	7	7	56	56

Class R	5,834	5,834	24,046	24,046

Class Y	2,271	2,271	44,686	44,686

Investor Class	3,349	3,349	99,944	99,944

Class R6	3	3	15	15

Automatic Conversion of Class C and CX shares to Invesco Cash Reserve shares:
Invesco Cash Reserve	248,332	248,332	29,351,146	29,351,146

Class C	(248,332)	(248,332)	(29,199,920)	(29,199,920)

Class CX	-	-	(151,226)	(151,226)

Issued in connection with acquisitions:(c)
Class A	-	-	451,606,343	451,486,039

Class C	-	-	110,567,396	110,537,809

Class R	-	-	127,042,511	127,008,626

Class Y	-	-	358,538	358,442

Class R6	-	-	101,127	101,102

Reacquired:
Invesco Cash Reserve	(1,150,400,046)	(1,150,400,046)	(3,165,163,993)	(3,165,163,993)

Class A	(100,210,097)	(100,210,097)	(185,037,455)	(185,037,455)

Class AX	(7,302,857)	(7,302,857)	(15,567,070)	(15,567,070)

Class C	(51,905,996)	(51,905,996)	(141,170,528)	(141,170,528)

Class CX	(32,336)	(32,336)	(55,514)	(55,514)

Class R	(55,531,413)	(55,531,413)	(102,313,597)	(102,313,597)

Class Y	(25,071,995)	(25,071,995)	(59,396,972)	(59,396,972)

Investor Class	(18,124,037)	(18,124,037)	(60,424,247)	(60,424,247)

Class R6	(57,421)	(57,421)	(58,129)	(58,129)

Net increase in share activity	(603,908,911)	$(603,908,911)	960,580,700	$960,396,803

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date of May 15, 2020.

14	Invesco Government Money Market Fund

(c)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Government Cash Reserves Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 689,675,915 shares of the Fund for 689,675,915 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $689,492,018, including $0 of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $3,297,363,876 and $3,986,855,894 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$2,070,178

Net realized gain from investment securities	55,136

Net increase in net assets resulting from operations	$2,125,314

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

15	Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/21)[1]	Expenses Paid During Period	Ending Account Value (08/31/21)	Expenses Paid During Period
Invesco Cash Reserve	$1,000.00	$1,000.04	$0.30	$1,024.90	$0.31	0.06%
A	1,000.00	1,000.04	0.30	1,024.90	0.31	0.06
AX	1,000.00	1,000.04	0.30	1,024.90	0.31	0.06
C	1,000.00	1,000.04	0.30	1,024.90	0.31	0.06
CX	1,000.00	1,000.04	0.30	1,024.90	0.31	0.06
R	1,000.00	1,000.04	0.30	1,024.90	0.31	0.06
Y	1,000.00	1,000.04	0.30	1,024.90	0.31	0.06
Investor	1,000.00	1,000.04	0.30	1,024.90	0.31	0.06
R6	1,000.00	1,000.04	0.30	1,024.90	0.31	0.06

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

16	Invesco Government Money Market Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Government Money Market Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic.The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the U.S. 3 Month Treasury Bill Index (Index). The Board noted that performance of Cash Reserve shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Cash Reserve shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Cash Reserve shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide

17	Invesco Government Money Market Fund

information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses. The Board also noted that the Fund’s total expense ratio is as of the fiscal year end of February 28, 2020 and does not reflect additional voluntary waivers to maintain a positive yield subsequent to such date.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

18	Invesco Government Money Market Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	GMKT-SAR-1

Semiannual Report to Shareholders	August 31, 2021

Invesco High Yield Fund

Nasdaq:

A: AMHYX ∎ C: AHYCX ∎ Y: AHHYX ∎ Investor: HYINX ∎ R5: AHIYX ∎ R6: HYIFX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/28/21 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.81%
Class C Shares	2.43
Class Y Shares	2.94
Investor Class Shares	2.81
Class R5 Shares	2.97
Class R6 Shares	3.01
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	1.49
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	3.82
Lipper High Current Yield Bond Funds Index∎ (Peer Group Index)	3.95

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

  The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

  The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high-yield bond funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco High Yield Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.22%
10 Years	5.24
5 Years	3.79
1 Year	4.23

Class C Shares
Inception (8/4/97)	3.66%
10 Years	5.07
5 Years	3.89
1 Year	7.02

Class Y Shares
Inception (10/3/08)	7.71%
10 Years	5.96
5 Years	4.89
1 Year	9.08

Investor Class Shares
Inception (9/30/03)	6.54%
10 Years	5.69
5 Years	4.59
1 Year	8.54

Class R5 Shares
Inception (4/30/04)	6.56%
10 Years	6.02
5 Years	4.99
1 Year	8.91

Class R6 Shares
10 Years	6.08%
5 Years	5.05
1 Year	8.98

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco High Yield Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco High Yield Fund

Schedule of Investments(a)

August 31, 2021

(Unaudited)

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–87.24%
Advertising–0.48%
Lamar Media Corp., 3.63%, 01/15/2031(b)	$4,604,000	$4,599,143

Aerospace & Defense–0.86%
Bombardier, Inc. (Canada), 6.00%, 10/15/2022(b)	1,778,000	1,782,356

TransDigm UK Holdings PLC, 6.88%, 05/15/2026	4,677,000	4,934,235

TransDigm, Inc., 6.25%, 03/15/2026(b)	1,463,000	1,537,979

		8,254,570

Airlines–2.50%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(b)	11,371,000	11,999,248

5.75%, 04/20/2029(b)	2,182,000	2,359,222

Delta Air Lines, Inc., 7.00%, 05/01/2025(b)	3,953,000	4,626,468

United Airlines, Inc., 4.38%, 04/15/2026(b)	4,833,000	5,023,324

		24,008,262

Alternative Carriers–1.18%
Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	6,965,000	6,799,582

Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	4,050,000	4,501,190

		11,300,772

Apparel Retail–0.56%
Bath & Body Works, Inc., 6.75%, 07/01/2036	4,196,000	5,351,893

Auto Parts & Equipment–1.48%
Clarios Global L.P., 6.75%, 05/15/2025(b)	1,032,000	1,093,920

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	3,096,000	3,308,850

Dana, Inc.,
5.38%, 11/15/2027	4,172,000	4,406,675

5.63%, 06/15/2028	629,000	676,911

NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	4,517,000	4,691,130

		14,177,486

Automobile Manufacturers–4.11%
Allison Transmission, Inc.,
4.75%, 10/01/2027(b)	2,250,000	2,361,386

3.75%, 01/30/2031(b)	6,825,000	6,825,990

Ford Motor Co.,
8.50%, 04/21/2023	4,026,000	4,456,279

9.00%, 04/22/2025	1,433,000	1,752,487

9.63%, 04/22/2030	772,000	1,101,243

4.75%, 01/15/2043	2,204,000	2,380,375

	Principal
	Amount	Value

Automobile Manufacturers–(continued)
Ford Motor Credit Co. LLC,
5.13%, 06/16/2025	$1,418,000	$1,558,028

3.38%, 11/13/2025	1,644,000	1,703,595

4.39%, 01/08/2026	2,323,000	2,494,321

5.11%, 05/03/2029	4,746,000	5,369,363

4.00%, 11/13/2030	4,562,000	4,818,772

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	4,385,000	4,631,656

		39,453,495

Automotive Retail–1.74%
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	6,904,000	7,035,625

LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	4,748,000	4,884,552

Lithia Motors, Inc., 3.88%, 06/01/2029(b)	4,539,000	4,765,042

		16,685,219

Broadcasting–0.54%
Gray Television, Inc., 7.00%, 05/15/2027(b)	4,851,000	5,209,004

Building Products–0.24%
Standard Industries, Inc., 5.00%, 02/15/2027(b)	2,247,000	2,325,645

Cable & Satellite–5.63%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/2026(b)	3,443,000	3,541,986

5.00%, 02/01/2028(b)	8,016,000	8,407,582

4.75%, 03/01/2030(b)	3,494,000	3,701,299

4.50%, 08/15/2030(b)	10,996,000	11,503,795

4.25%, 01/15/2034(b)	2,350,000	2,374,863

CSC Holdings LLC,
6.50%, 02/01/2029(b)	4,288,000	4,738,240

5.75%, 01/15/2030(b)	826,000	873,925

4.63%, 12/01/2030(b)	1,567,000	1,543,495

4.50%, 11/15/2031(b)	2,330,000	2,348,011

DISH DBS Corp., 7.75%, 07/01/2026	2,600,000	2,981,420

DISH Network Corp., Conv., 3.38%, 08/15/2026	3,693,000	3,861,415

Sirius XM Radio, Inc.,
3.13%, 09/01/2026(b)	3,247,000	3,312,589

4.00%, 07/15/2028(b)	3,673,000	3,756,928

Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(b)	1,062,000	1,138,995

		54,084,543

Casinos & Gaming–3.55%
Codere Finance 2 (Luxembourg) S.A. (Spain), 7.13% PIK Rate, 4.50% Cash Rate, 11/01/2023(b)(c)	2,189,311	1,565,357

Everi Holdings, Inc., 5.00%, 07/15/2029(b)	4,610,000	4,724,098

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco High Yield Fund

	Principal
	Amount	Value

Casinos & Gaming–(continued)
Midwest Gaming Borrower LLC/ Midwest Gaming Finance Corp., 4.88%, 05/01/2029(b)	$4,718,000	$4,759,282

Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(b)	8,762,000	9,203,342

Scientific Games International, Inc.,
8.63%, 07/01/2025(b)	1,938,000	2,094,663

8.25%, 03/15/2026(b)	2,314,000	2,464,127

Station Casinos LLC, 4.50%, 02/15/2028(b)	4,644,000	4,719,465

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(b)	4,404,000	4,586,502

		34,116,836

Computer & Electronics Retail–0.35%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	3,270,000	3,343,575

Construction & Engineering–1.21%
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(b)	4,623,000	4,779,026

New Enterprise Stone & Lime Co., Inc.,
6.25%, 03/15/2026(b)	2,738,000	2,816,717

9.75%, 07/15/2028(b)	3,602,000	3,997,626

		11,593,369

Consumer Finance–2.92%
Navient Corp.,
7.25%, 09/25/2023	5,428,000	5,970,135

5.00%, 03/15/2027	1,773,000	1,864,265

5.63%, 08/01/2033	3,922,000	3,804,713

OneMain Finance Corp.,
3.88%, 09/15/2028	2,496,000	2,509,291

5.38%, 11/15/2029	9,314,000	10,188,445

4.00%, 09/15/2030	3,708,000	3,720,867

		28,057,716

Copper–0.96%
First Quantum Minerals Ltd. (Zambia),
7.50%, 04/01/2025(b)	6,490,000	6,733,375

6.88%, 03/01/2026(b)	2,371,000	2,480,601

		9,213,976

Data Processing & Outsourced Services–0.51%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	4,724,000	4,878,569

Department Stores–0.33%
Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(b)	733,000	801,792

4.50%, 12/15/2034	2,460,000	2,410,800

		3,212,592

Diversified Banks–1.07%
Credit Agricole S.A. (France), 8.13%(b)(d)(e)	3,981,000	4,854,332

Natwest Group PLC (United Kingdom), 6.00%(d)(e)	4,830,000	5,419,984

		10,274,316

Diversified Capital Markets–0.48%
Credit Suisse Group AG (Switzerland), 7.50%(b)(d)(e)	4,285,000	4,629,943

	Principal
	Amount	Value

Diversified Chemicals–0.48%
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	$4,519,000	$4,568,935

Diversified REITs–1.01%
DigitalBridge Group, Inc., Conv., 5.00%, 04/15/2023	2,624,000	2,701,908

iStar, Inc.,
4.75%, 10/01/2024	4,932,000	5,240,497

5.50%, 02/15/2026	1,695,000	1,777,631

		9,720,036

Electric Utilities–1.58%
Talen Energy Supply LLC, 7.63%, 06/01/2028(b)	6,606,000	5,724,892

Vistra Operations Co. LLC,
5.63%, 02/15/2027(b)	1,600,000	1,668,096

5.00%, 07/31/2027(b)	2,911,000	3,024,092

4.38%, 05/01/2029(b)	4,718,000	4,794,668

		15,211,748

Electrical Components & Equipment–0.85%
EnerSys,
5.00%, 04/30/2023(b)	3,225,000	3,363,933

4.38%, 12/15/2027(b)	180,000	189,447

Sensata Technologies B.V.,
4.88%, 10/15/2023(b)	3,665,000	3,926,534

4.00%, 04/15/2029(b)	643,000	666,341

		8,146,255

Environmental & Facilities Services–1.19%
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	11,210,000	11,438,796

Fertilizers & Agricultural Chemicals–0.73%
OCI N.V. (Netherlands),
5.25%, 11/01/2024(b)	2,250,000	2,323,125

4.63%, 10/15/2025(b)	4,497,000	4,713,980

		7,037,105

Food Distributors–0.50%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/2028(b)	4,640,000	4,798,456

Food Retail–1.70%
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(b)	4,237,000	4,660,700

SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)	4,405,000	4,630,822

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc., 4.63%, 03/01/2029(b)	6,883,000	7,013,089

		16,304,611

Health Care Facilities–1.47%
Encompass Health Corp., 4.50%, 02/01/2028	4,516,000	4,736,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco High Yield Fund

	Principal
	Amount	Value

Health Care Facilities–(continued)
HCA, Inc.,
5.38%, 02/01/2025	$2,458,000	$2,772,956

5.88%, 02/15/2026	699,000	811,574

5.38%, 09/01/2026	1,344,000	1,552,051

5.88%, 02/01/2029	2,281,000	2,768,758

3.50%, 09/01/2030	1,383,000	1,486,234

		14,127,728

Health Care REITs–1.07%
CTR Partnership L.P./ CareTrust Capital Corp., 3.88%, 06/30/2028(b)	4,712,000	4,848,106

Diversified Healthcare Trust,
9.75%, 06/15/2025	169,000	186,111

4.38%, 03/01/2031	5,284,000	5,191,662

		10,225,879

Health Care Services–4.48%
Akumin, Inc., 7.00%, 11/01/2025(b)	10,567,000	9,990,570

Community Health Systems, Inc.,
8.00%, 03/15/2026(b)	4,268,000	4,574,016

6.13%, 04/01/2030(b)	4,680,000	4,723,875

DaVita, Inc.,
4.63%, 06/01/2030(b)	4,174,000	4,367,715

3.75%, 02/15/2031(b)	5,200,000	5,145,400

Global Medical Response, Inc., 6.50%, 10/01/2025(b)	2,404,000	2,482,130

Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	6,572,000	6,841,321

MEDNAX, Inc., 6.25%, 01/15/2027(b)	4,420,000	4,663,100

RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)	179,000	183,419

		42,971,546

Homebuilding–1.63%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	7,864,000	8,725,501

Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(b)	6,510,000	6,949,425

		15,674,926

Hotels, Resorts & Cruise Lines–0.48%
Carnival Corp., 10.50%, 02/01/2026(b)	4,011,000	4,632,785

Household Products–1.21%
Energizer Holdings, Inc., 4.38%, 03/31/2029(b)	4,599,000	4,617,948

Prestige Brands, Inc., 3.75%, 04/01/2031(b)	7,094,000	7,014,441

		11,632,389

Independent Power Producers & Energy Traders–1.48%
Calpine Corp., 3.75%, 03/01/2031(b)	4,782,000	4,696,307

Clearway Energy Operating LLC,
4.75%, 03/15/2028(b)	5,172,000	5,482,061

3.75%, 02/15/2031(b)	3,963,000	4,032,313

		14,210,681

	Principal
	Amount	Value

Industrial Machinery–1.21%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	$1,603,000	$1,582,882

EnPro Industries, Inc., 5.75%, 10/15/2026	4,670,000	4,910,529

Mueller Water Products, Inc., 4.00%, 06/15/2029(b)	4,904,000	5,111,537

		11,604,948

Integrated Oil & Gas–1.51%
Occidental Petroleum Corp.,
3.20%, 08/15/2026	1,684,000	1,740,153

8.50%, 07/15/2027	1,314,000	1,659,654

6.13%, 01/01/2031	3,959,000	4,792,746

6.20%, 03/15/2040	2,474,000	2,953,944

4.10%, 02/15/2047	3,430,000	3,358,364

		14,504,861

Integrated Telecommunication Services–0.97%
Altice France S.A. (France),
7.38%, 05/01/2026(b)	3,654,000	3,797,310

8.13%, 02/01/2027(b)	2,500,000	2,718,750

5.13%, 07/15/2029(b)	2,760,000	2,793,865

		9,309,925

Interactive Media & Services–1.45%
Audacy Capital Corp., 6.75%, 03/31/2029(b)	6,815,000	6,886,694

Scripps Escrow II, Inc.,
3.88%, 01/15/2029(b)	4,667,000	4,697,475

5.38%, 01/15/2031(b)	2,350,000	2,329,009

		13,913,178

Internet & Direct Marketing Retail–0.76%
QVC, Inc.,
4.38%, 09/01/2028	2,216,000	2,273,671

5.45%, 08/15/2034	4,667,000	4,993,690

		7,267,361

Investment Banking & Brokerage–0.71%
NFP Corp.,
4.88%, 08/15/2028(b)	1,789,000	1,822,544

6.88%, 08/15/2028(b)	4,874,000	5,008,035

		6,830,579

IT Consulting & Other Services–0.76%
Gartner, Inc.,
4.50%, 07/01/2028(b)	4,677,000	4,957,620

3.63%, 06/15/2029(b)	2,248,000	2,317,238

		7,274,858

Managed Health Care–0.98%
Centene Corp.,
4.63%, 12/15/2029	1,697,000	1,863,544

3.00%, 10/15/2030	7,228,000	7,500,640

		9,364,184

Metal & Glass Containers–1.21%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(b)	6,988,000	7,049,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco High Yield Fund

	Principal
	Amount	Value

Metal & Glass Containers–(continued)
Ardagh Packaging Finance
PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	$4,377,000	$4,584,908

		11,634,053

Movies & Entertainment–1.28%
Cinemark USA, Inc., 5.88%, 03/15/2026(b)	4,670,000	4,652,488

Netflix, Inc.,
5.88%, 11/15/2028	2,737,000	3,397,397

5.38%, 11/15/2029(b)	3,407,000	4,194,579

		12,244,464

Oil & Gas Drilling–2.88%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	4,633,000	4,916,771

NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	4,845,000	4,923,731

Precision Drilling Corp. (Canada), 6.88%, 01/15/2029(b)	3,497,000	3,522,913

Rockies Express Pipeline LLC,
4.80%, 05/15/2030(b)	4,100,000	4,245,386

6.88%, 04/15/2040(b)	3,158,000	3,485,943

Valaris Ltd.,
12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(b)(c)	1,651,000	1,714,885

Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(c)	4,655,000	4,835,125

		27,644,754

Oil & Gas Equipment & Services–1.09%
Bristow Group, Inc., 6.88%, 03/01/2028(b)	5,107,000	5,366,920

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	4,858,000	5,094,439

		10,461,359

Oil & Gas Exploration & Production–6.41%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	12,731,000	13,829,622

Callon Petroleum Co., 8.00%, 08/01/2028(b)	7,402,000	7,135,639

EQT Corp.,
3.13%, 05/15/2026(b)	1,903,000	1,957,711

3.63%, 05/15/2031(b)	2,858,000	3,025,436

Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	6,199,000	5,974,286

8.00%, 01/15/2027	3,860,000	3,837,921

7.75%, 02/01/2028	1,313,000	1,288,841

Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(b)	2,862,000	2,962,170

5.75%, 02/01/2029(b)	1,556,000	1,581,285

Northern Oil and Gas, Inc., 8.13%, 03/01/2028(b)	8,614,000	8,959,034

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)
SM Energy Co.,
5.00%, 01/15/2024	$1,939,000	$1,931,729

6.75%, 09/15/2026	4,429,000	4,456,725

6.63%, 01/15/2027	4,586,000	4,614,708

		61,555,107

Oil & Gas Storage & Transportation–1.35%
NGL Energy Partners L.P./NGL Energy Finance Corp.,
7.50%, 11/01/2023	1,420,000	1,329,475

7.50%, 04/15/2026	3,054,000	2,562,459

Oasis Midstream Partners L.P./OMP Finance Corp., 8.00%, 04/01/2029(b)	8,711,000	9,027,253

		12,919,187

Packaged Foods & Meats–2.20%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/2029(b)	6,040,000	6,847,850

Kraft Heinz Foods Co. (The),
4.25%, 03/01/2031	4,072,000	4,704,910

6.88%, 01/26/2039	2,800,000	4,189,590

5.00%, 06/04/2042	442,000	560,084

Post Holdings, Inc.,
5.63%, 01/15/2028(b)	2,469,000	2,601,709

4.63%, 04/15/2030(b)	2,189,000	2,237,853

		21,141,996

Paper Products–0.98%
Schweitzer-Mauduit International,
Inc., 6.88%, 10/01/2026(b)	4,364,000	4,576,745

Sylvamo Corp., 7.00%, 09/01/2029(b)	4,707,000	4,879,441

		9,456,186

Pharmaceuticals–1.69%
AdaptHealth LLC,
6.13%, 08/01/2028(b)	2,215,000	2,361,744

5.13%, 03/01/2030(b)	2,425,000	2,459,835

Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	2,442,000	2,634,307

Bausch Health Cos., Inc.,
9.00%, 12/15/2025(b)	3,216,000	3,425,040

5.75%, 08/15/2027(b)	1,021,000	1,073,377

Endo DAC/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/2027(b)	1,933,000	1,901,821

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	2,293,000	2,324,529

		16,180,653

Railroads–0.49%
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	4,727,000	4,737,163

Research & Consulting Services–0.48%
Dun & Bradstreet Corp. (The),
6.88%, 08/15/2026(b)	3,256,000	3,435,080

10.25%, 02/15/2027(b)	1,042,000	1,131,878

		4,566,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Fund

	Principal
	Amount	Value

Retail REITs–0.51%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	$4,593,000	$4,868,580

Security & Alarm Services–0.66%
Brink’s Co. (The),
5.50%, 07/15/2025(b)	478,000	502,808

4.63%, 10/15/2027(b)	5,564,000	5,850,991

		6,353,799

Specialized Consumer Services–1.16%
Carriage Services, Inc., 4.25%, 05/15/2029(b)	5,056,000	5,070,207

Terminix Co. LLC (The), 7.45%, 08/15/2027	5,036,000	6,032,398

		11,102,605

Specialized REITs–0.74%
SBA Communications Corp., 3.88%, 02/15/2027	6,795,000	7,070,401

Specialty Chemicals–1.00%
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	9,128,000	9,641,450

Steel–0.50%
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	4,688,000	4,754,148

Systems Software–1.46%
Camelot Finance S.A., 4.50%, 11/01/2026(b)	13,414,000	14,014,947

Technology Hardware, Storage & Peripherals–0.32%
Western Digital Corp., 4.75%, 02/15/2026	2,738,000	3,064,972

Textiles–0.46%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	4,761,000	4,433,681

Thrifts & Mortgage Finance–0.62%
NMI Holdings, Inc., 7.38%, 06/01/2025(b)	5,272,000	5,970,540

Trading Companies & Distributors–0.35%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(d)	3,073,000	3,336,786

Wireless Telecommunication Services–0.49%
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(d)	4,624,000	4,698,285

Total U.S. Dollar Denominated Bonds & Notes (Cost $817,124,447)		837,394,768

Variable Rate Senior Loan Interests–8.43%(f)(g)
Food Distributors–0.55%
United Natural Foods, Inc., Term Loan B, 3.58% (1 mo. USD LIBOR + 3.50%), 10/22/2025	5,235,214	5,223,225

Health Care Equipment–0.47%
Radiology Partners, Inc., First Lien Term Loan B, 4.35% (1 mo. USD LIBOR + 4.25%), 07/09/2025	4,525,000	4,504,004

	Principal
	Amount	Value

Health Care Services–0.94%
Global Medical Response, Inc., Term Loan, 5.75% (3 mo. USD LIBOR + 4.75%), 10/02/2025	$4,501,380	$4,526,228

Surgery Center Holdings, Inc., Term Loan, 4.50% (1 mo. USD LIBOR + 3.75%), 09/03/2026	4,501,029	4,508,771

		9,034,999

Health Care Supplies–1.23%
Medline Industries, Inc., Term Loan,
-%, 08/04/2022(h)	4,725,000	4,725,000

-%, 08/04/2022(h)	7,088,000	7,088,000

		11,813,000

Hotels, Resorts & Cruise Lines–0.48%
Four Seasons Hotels Ltd. (Canada), First Lien Term Loan, 2.08% (1 mo. USD LIBOR + 2.00%), 11/30/2023	4,615,833	4,589,500

Metal & Glass Containers–0.47%
Flex Acquisition Co., Inc., Incremental Term Loan B, 3.15% (1 mo. USD LIBOR + 3.25%), 06/29/2025	4,538,846	4,488,079

Paper Packaging–0.47%
Graham Packaging Co., Inc., Term Loan, 3.75% (1 mo. USD LIBOR + 3.00%), 08/04/2027	4,563,563	4,549,894

Paper Products–0.99%
Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, 4.50% (1 mo. USD LIBOR + 3.75%), 02/23/2028	9,513,332	9,513,332

Pharmaceuticals–1.12%
Bausch Health Americas, Inc. (Canada), First Lien Incremental Term Loan, 2.83% (1 mo. USD LIBOR + 2.75%), 11/27/2025	6,304,653	6,274,264

Endo LLC, Term Loan, 5.75% (3 mo. USD LIBOR + 5.00%), 03/10/2028	4,618,425	4,498,785

		10,773,049

Restaurants–0.99%
IRB Holding Corp., First Lien Term Loan B, 4.25% (3 mo. USD LIBOR + 3.25%) (3 mo. USD LIBOR + 3.25%), 12/01/2027	9,468,438	9,478,285

Specialty Stores–0.72%
PetSmart, Inc., Term Loan, 4.50% (3 mo. USD LIBOR + 3.75%) (3 mo. USD LIBOR + 3.75%), 02/11/2028	6,906,667	6,926,075

Total Variable Rate Senior Loan Interests (Cost $81,046,382)		80,893,442

Non-U.S. Dollar Denominated Bonds & Notes–1.18%(i)
Building Products–0.48%
Maxeda DIY Holding B.V. (Netherlands), 5.88%, 10/01/2026(b) EUR	3,741,000	4,570,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Fund

	Principal
	Amount	Value

Casinos & Gaming–0.16%
Codere Finance 2 (Luxembourg) S.A. (Spain), 10.75%, 09/30/2023(b)	EUR 1,190,000	$1,486,989

Food Retail–0.51%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP 3,659,000	4,918,002

Paper Packaging–0.01%
M&G Finance Luxembourg S.A. (Brazil), 5.08% (3 mo. EURIBOR + 5.63%)(e)(j)(k)	EUR 4,100,000	96,822

Textiles–0.02%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(b)	EUR 200,000	225,953

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $11,982,025)		11,298,760

	Shares
Common Stocks & Other Equity Interests–0.06%
Integrated Telecommunication Services–0.00%
Ventelo, Inc. (United Kingdom)(l)(m)	73,021	0

Leisure Products–0.00%
HF Holdings, Inc.(l)(m)	36,820	0

Investment Abbreviations:

Conv.	– Convertible
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar

	Shares	Value

Oil & Gas Drilling–0.06%
Valaris Ltd.(l)	21,400	$635,365

Total Common Stocks & Other Equity Interests (Cost $7,253,781)		635,365

Money Market Funds–3.52%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(n)(o)	10,407,500	10,407,500

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(n)(o)	11,496,462	11,501,061

Invesco Treasury Portfolio, Institutional Class, 0.01%(n)(o)	11,894,286	11,894,286

Total Money Market Funds (Cost $33,804,960)		33,802,847

Options Purchased–0.05%
(Cost $1,283,958)(p)		460,578

TOTAL INVESTMENTS IN SECURITIES-100.48% (Cost $952,495,553)		964,485,760

OTHER ASSETS LESS LIABILITIES-(0.48)%		(4,628,267)

NET ASSETS-100.00%		$959,857,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $625,443,787, which represented 65.16% of the Fund’s Net Assets.

(c)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(g)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(h)	This variable rate interest will settle after August 31, 2021, at which time the interest rate will be determined.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2021 was $96,822, which represented less than 1% of the Fund’s Net Assets.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(l)	Non-income producing security.
(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2021.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio,
Institutional Class	$6,858,550	$91,785,823	$ (88,236,873)	$-	$-	$10,407,500	$815
Invesco Liquid Assets Portfolio, Institutional Class	9,742,049	65,400,449	(63,641,437)	510	(510)	11,501,061	522
Invesco Treasury Portfolio, Institutional Class	7,838,342	104,898,083	(100,842,139)	-	-	11,894,286	337
Total	$24,438,941	$262,084,355	$(252,720,449)	$510	$(510)	$33,802,847	$1,674

(o)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(p)	The table below details options purchased.

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
Altice USA, Inc.	Call	06/17/2022	607	USD 35.00	USD 2,124,500	$65,253
Ford Motor Co.	Call	03/18/2022	4,000	USD 17.00	USD 6,800,000	182,000
Occidental Petroleum Corp.	Call	06/17/2022	1,150	USD 35.00	USD 4,025,000	213,325
Total Open Exchange-Traded Equity Options Purchased			5,757			$460,578

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value(a)	Value	Unrealized Appreciation
Equity Risk
Ford Motor Co.	Call	03/18/2022	4,000	USD 20.00	$(375,859)	USD 8,000,000	$(82,000)	$293,859
Occidental Petroleum Corp.	Call	06/17/2022	1,150	USD 45.00	(134,510)	USD 5,175,000	(90,850)	43,660
Total Open Exchange-Traded Equity Options Written					$(510,369)		$(172,850)	$337,519

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Fund

Open Forward Foreign Currency Contracts
Settlement		Contract to		Unrealized Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)
Currency Risk
11/17/2021	Goldman Sachs International	GBP 3,690,000	USD 5,113,049	$39,169

Currency Risk
11/17/2021	Citibank, N.A.	EUR 6,800,000	USD 7,984,902	(56,067)
Total Forward Foreign Currency Contracts				$(16,898)

Abbreviations:

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

Portfolio Composition†*

By credit quality, based on total investments

as of August 31, 2021

AA	0.16%
BBB	6.35
BB	49.74
B	36.69
CCC	5.33
CC	0.17
Non-Rated	1.56

†Source:

Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Fund

Statement of Assets and Liabilities

August 31, 2021

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $918,690,593)	$930,682,913

Investments in affiliated money market funds, at value (Cost $33,804,960)	33,802,847

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	39,169

Cash	74,713

Foreign currencies, at value (Cost $1,407,986)	1,419,295

Receivable for: Investments sold	5,514,412

Fund shares sold	664,316

Dividends	306

Interest	12,846,636

Investment for trustee deferred compensation and retirement plans	350,402

Other assets	91,901

Total assets	985,486,910

Liabilities:
Other investments:
Options written, at value (premiums received $510,369)	172,850

Unrealized depreciation on forward foreign currency contracts outstanding	56,067

Payable for:
Investments purchased	22,793,324

Dividends	825,344

Fund shares reacquired	754,297

Accrued fees to affiliates	491,743

Accrued trustees’ and officers’ fees and benefits	1,527

Accrued other operating expenses	117,719

Trustee deferred compensation and retirement plans	416,546

Total liabilities	25,629,417

Net assets applicable to shares outstanding	$959,857,493

Net assets consist of:
Shares of beneficial interest	$1,173,360,996

Distributable earnings (loss)	(213,503,503)

$959,857,493

Net Assets:
Class A	$674,324,196

Class C	$25,350,052

Class Y	$55,696,236

Investor Class	$75,360,936

Class R5	$36,430,101

Class R6	$92,695,972

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	168,661,508

Class C	6,356,529

Class Y	13,896,835

Investor Class	18,865,522

Class R5	9,146,323

Class R6	23,206,093

Class A: Net asset value per share	$4.00

Maximum offering price per share (Net asset value of $4.00 ÷ 95.75%)	$4.18

Class C:
Net asset value and offering price per share	$3.99

Class Y:
Net asset value and offering price per share	$4.01

Investor Class:
Net asset value and offering price per share	$3.99

Class R5:
Net asset value and offering price per share	$3.98

Class R6:
Net asset value and offering price per share	$3.99

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Fund

Statement of Operations

For the six months ended August 31, 2021

(Unaudited)

Investment income:
Interest	$23,502,631

Dividends from affiliated money market funds	1,674

Total investment income	23,504,305

Expenses:
Advisory fees	2,566,787

Administrative services fees	66,425

Custodian fees	8,734

Distribution fees:
Class A	834,409

Class C	130,235

Investor Class	94,880

Transfer agent fees – A, C, Y and Investor	670,617

Transfer agent fees – R5	17,850

Transfer agent fees – R6	8,447

Trustees’ and officers’ fees and benefits	15,869

Registration and filing fees	59,408

Reports to shareholders	68,183

Professional services fees	98,669

Other	13,530

Total expenses	4,654,043

Less: Fees waived and/or expense offset arrangement(s)	(6,688)

Net expenses	4,647,355

Net investment income	18,856,950

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	12,025,713

Affiliated investment securities	(510)

Foreign currencies	(163,774)

Forward foreign currency contracts	474,959

Option contracts written	(60,918)

12,275,470

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(4,050,524)

Affiliated investment securities	510

Foreign currencies	1,590

Forward foreign currency contracts	(46,384)

Option contracts written	327,010

(3,767,798)

Net realized and unrealized gain	8,507,672

Net increase in net assets resulting from operations	$27,364,622

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2021 and the year ended February 28, 2021

(Unaudited)

	August 31, 2021	February 28, 2021

Operations:
Net investment income	$18,856,950	$46,982,352

Net realized gain (loss)	12,275,470	(56,740,108)

Change in net unrealized appreciation (depreciation)	(3,767,798)	64,918,746

Net increase in net assets resulting from operations	27,364,622	55,160,990

Distributions to shareholders from distributable earnings:
Class A	(15,060,263)	(36,337,213)

Class C	(491,130)	(1,605,096)

Class Y	(1,221,503)	(3,453,422)

Investor Class	(1,708,863)	(4,324,940)

Class R5	(899,670)	(2,615,850)

Class R6	(2,161,378)	(7,661,843)

Total distributions from distributable earnings	(21,542,807)	(55,998,364)

Return of capital:
Class A	–	(1,772,865)

Class C	–	(78,311)

Class Y	–	(168,490)

Investor Class	–	(211,011)

Class R5	–	(127,625)

Class R6	–	(373,816)

Total return of capital	–	(2,732,118)

Total distributions	(21,542,807)	(58,730,482)

Share transactions–net:
Class A	12,661,779	(6,810,503)

Class C	(1,668,118)	(8,814,544)

Class Y	4,186,886	(10,179,218)

Investor Class	30,469	(5,412,983)

Class R5	(2,472,277)	(16,233,844)

Class R6	8,862,069	(102,497,843)

Net increase (decrease) in net assets resulting from share transactions	21,600,808	(149,948,935)

Net increase (decrease) in net assets	27,422,623	(153,518,427)

Net assets:
Beginning of period	932,434,870	1,085,953,297

End of period	$959,857,493	$932,434,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/21	$3.97	$0.08	$0.04	$0.12	$(0.09)	$-	$(0.09)	$4.00	3.06%		$674,324	1.02	%(d)	1.02	%(d)	3.95	%(d)	51%
Year ended 02/28/21	3.96	0.19	0.05	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59		657,549	1.07		1.07		4.89		101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	-	(0.23)	3.96	3.53		663,578	1.01		1.02		5.09		62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	-	(0.21)	4.05	3.28		685,222	1.15		1.15		4.96		34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	-	(0.21)	4.13	3.07		701,560	1.07		1.08		4.69		56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.91		828,560	1.00		1.01		5.10		99
Class C
Six months ended 08/31/21	3.96	0.06	0.05	0.11	(0.08)	-	(0.08)	3.99	2.68		25,350	1.77	(d)	1.77	(d)	3.20	(d)	51
Year ended 02/28/21	3.95	0.16	0.05	0.21	(0.19)	(0.01)	(0.20)	3.96	5.79		26,860	1.82		1.82		4.14		101
Year ended 02/29/20	4.04	0.18	(0.07)	0.11	(0.20)	-	(0.20)	3.95	2.75		35,743	1.76		1.77		4.34		62
Year ended 02/28/19	4.12	0.17	(0.07)	0.10	(0.18)	-	(0.18)	4.04	2.50		37,607	1.90		1.90		4.21		34
Year ended 02/28/18	4.20	0.16	(0.06)	0.10	(0.18)	-	(0.18)	4.12	2.29		88,812	1.82		1.83		3.94		56
Year ended 02/28/17	3.82	0.18	0.39	0.57	(0.18)	(0.01)	(0.19)	4.20	15.09		101,572	1.75		1.76		4.35		99
Class Y
Six months ended 08/31/21	3.98	0.08	0.05	0.13	(0.10)	-	(0.10)	4.01	3.20		55,696	0.77	(d)	0.77	(d)	4.20	(d)	51
Year ended 02/28/21	3.97	0.19	0.06	0.25	(0.23)	(0.01)	(0.24)	3.98	6.85		51,180	0.82		0.82		5.14		101
Year ended 02/29/20	4.07	0.22	(0.08)	0.14	(0.24)	-	(0.24)	3.97	3.54		61,065	0.76		0.77		5.34		62
Year ended 02/28/19	4.14	0.21	(0.06)	0.15	(0.22)	-	(0.22)	4.07	3.79		112,350	0.90		0.90		5.21		34
Year ended 02/28/18	4.23	0.21	(0.08)	0.13	(0.22)	-	(0.22)	4.14	3.09		116,954	0.82		0.83		4.94		56
Year ended 02/28/17	3.84	0.22	0.40	0.62	(0.22)	(0.01)	(0.23)	4.23	16.44		201,080	0.75		0.76		5.35		99
Investor Class
Six months ended 08/31/21	3.97	0.08	0.03	0.11	(0.09)	-	(0.09)	3.99	2.81		75,361	1.02	(d)	1.02	(d)	3.95	(d)	51
Year ended 02/28/21	3.96	0.18	0.06	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59		74,887	1.07		1.07		4.89		101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	-	(0.23)	3.96	3.53		80,043	1.01		1.02		5.09		62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	-	(0.21)	4.05	3.31		79,404	1.15		1.15		4.96		34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	-	(0.21)	4.13	3.11	(e)	97,913	1.01	(e)	1.02	(e)	4.75	(e)	56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.95	(e)	105,545	0.96	(e)	0.97	(e)	5.14	(e)	99
Class R5
Six months ended 08/31/21	3.96	0.09	0.03	0.12	(0.10)	-	(0.10)	3.98	2.97		36,430	0.71	(d)	0.71	(d)	4.26	(d)	51
Year ended 02/28/21	3.94	0.20	0.06	0.26	(0.23)	(0.01)	(0.24)	3.96	7.21		38,676	0.74		0.74		5.22		101
Year ended 02/29/20	4.04	0.22	(0.07)	0.15	(0.25)	-	(0.25)	3.94	3.75		55,520	0.68		0.69		5.42		62
Year ended 02/28/19	4.12	0.21	(0.07)	0.14	(0.22)	-	(0.22)	4.04	3.59		64,804	0.84		0.84		5.27		34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	-	(0.22)	4.12	3.40		75,185	0.75		0.76		5.01		56
Year ended 02/28/17	3.82	0.22	0.39	0.61	(0.22)	(0.01)	(0.23)	4.20	16.32		88,644	0.66		0.67		5.44		99
Class R6
Six months ended 08/31/21	3.97	0.09	0.03	0.12	(0.10)	-	(0.10)	3.99	3.01		92,696	0.63	(d)	0.63	(d)	4.34	(d)	51
Year ended 02/28/21	3.95	0.20	0.07	0.27	(0.24)	(0.01)	(0.25)	3.97	7.29		83,282	0.65		0.65		5.31		101
Year ended 02/29/20	4.05	0.22	(0.07)	0.15	(0.25)	-	(0.25)	3.95	3.70		190,003	0.59		0.60		5.51		62
Year ended 02/28/19	4.12	0.22	(0.06)	0.16	(0.23)	-	(0.23)	4.05	3.94		186,913	0.75		0.75		5.36		34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	-	(0.22)	4.12	3.49		195,027	0.66		0.67		5.10		56
Year ended 02/28/17	3.82	0.23	0.39	0.62	(0.23)	(0.01)	(0.24)	4.20	16.42		157,367	0.57		0.58		5.53		99

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.19% and 0.21% for the years ended February 28, 2018 and 2017, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Fund

Notes to Financial Statements

August 31, 2021

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

17	Invesco High Yield Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations –Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts –The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

18	Invesco High Yield Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

N.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

19	Invesco High Yield Fund

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Q.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 200 million	0.625%
Next $300 million	0.550%
Next $500 million	0.500%
Over $1 billion	0.450%

For the six months ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.54%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2021, the Adviser waived advisory fees of $4,938.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2021, IDI advised the Fund that IDI retained $31,673 in front-end sales commissions from the sale of Class A shares and $1,634 and $518 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

20	Invesco High Yield Fund

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$837,394,768	$–	$837,394,768

Variable Rate Senior Loan Interests	–	80,893,442	–	80,893,442

Non-U.S. Dollar Denominated Bonds & Notes	–	11,298,760	–	11,298,760

Common Stocks & Other Equity Interests	635,365	–	0	635,365

Money Market Funds	33,802,847	–	–	33,802,847

Options Purchased	460,578	–	–	460,578

Total Investments in Securities	34,898,790	929,586,970	0	964,485,760

Other Investments - Assets*

Forward Foreign Currency Contracts	–	39,169	–	39,169

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(56,067)	–	(56,067)

Options Written	(172,850)	–	–	(172,850)

	(172,850)	(56,067)	–	(228,917)

Total Other Investments	(172,850)	(16,898)	0	(189,748)

Total Investments	$34,725,940	$929,570,072	$0	$964,296,012

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Options Written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total

Unrealized appreciation on forward foreign currency contracts outstanding	$39,169	$-	$39,169

Options purchased, at value - Exchange-Traded(a)	-	460,578	460,578

Total Derivative Assets	39,169	460,578	499,747

Derivatives not subject to master netting agreements	-	(460,578)	(460,578)

Total Derivative Assets subject to master netting agreements	$39,169	$-	$39,169

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total

Unrealized depreciation on forward foreign currency contracts outstanding	$(56,067)	$-	$(56,067)

Options written, at value - Exchange-Traded	-	(172,850)	(172,850)

Total Derivative Liabilities	(56,067)	(172,850)	(228,917)

Derivatives not subject to master netting agreements	-	172,850	172,850

Total Derivative Liabilities subject to master netting agreements	$(56,067)	$-	$(56,067)

(a)	Options purchased, at value as reported in the Schedule of Investments.

21	Invesco High Yield Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August    31, 2021.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Citibank, N.A.	$ -	$(56,067)	$(56,067)	$-	$-	$(56,067)

Goldman Sachs International	39,169	-	39,169	-	-	39,169

Total	$39,169	$(56,067)	$(16,898)	$-	$-	$(16,898)

Effect of Derivative Investments for the six months ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations

	Currency Risk	Equity Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$474,959	$ -	$ 474,959

Options purchased(a)	-	(382,555)	(382,555)

Options written	-	(60,918)	(60,918)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(46,384)	-	(46,384)

Options purchased(a)	-	(786,678)	(786,678)

Options written	-	327,010	327,010

Total	$428,575	$(903,141)	$(474,566)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward	Equity	Equity
	Foreign Currency	Options	Options
	Contracts	Purchased	Written

Average notional value	$18,631,889	$10,011,767	$11,043,417

Average Contracts	-	5,074	4,770

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,750.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

22	Invesco High Yield Fund

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$58,736,300	$172,989,989	$231,726,289

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2021 was $465,338,373 and $484,905,979, respectively. Cost of investments, including any derivatives, on a tax    basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$24,916,558

Aggregate unrealized (depreciation) of investments	(16,000,203)

Net unrealized appreciation of investments	$8,916,355

Cost of investments for tax purposes is $955,379,657.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2021(a)		February 28, 2021

	Shares	Amount	Shares	Amount

Sold:
Class A	16,792,188	$66,827,442	29,195,845	$110,136,013

Class C	1,027,471	4,080,619	2,347,529	8,647,952

Class Y	2,242,480	8,950,382	11,252,740	40,046,832

Investor Class	8,511,108	33,900,969	9,686,952	36,495,466

Class R5	714,716	2,837,524	3,319,296	12,755,668

Class R6	4,246,463	16,909,979	8,091,930	30,114,155

Issued as reinvestment of dividends:
Class A	2,803,245	11,184,610	7,484,797	28,184,475

Class C	85,010	338,286	318,397	1,192,841

Class Y	204,995	819,956	670,224	2,521,039

Investor Class	352,652	1,405,883	989,542	3,722,290

Class R5	225,707	896,775	732,116	2,735,497

Class R6	513,278	2,046,392	2,060,063	7,624,253

Automatic conversion of Class C shares to Class A shares:
Class A	333,200	1,326,457	1,947,548	7,557,588

Class C	(334,039)	(1,326,457)	(1,949,808)	(7,557,588)

Reacquired:
Class A	(16,742,536)	(66,676,730)	(40,759,509)	(152,688,579)

Class C	(1,199,270)	(4,760,566)	(2,988,920)	(11,097,749)

Class Y	(1,398,667)	(5,583,452)	(14,458,192)	(52,747,089)

Investor Class	(8,859,012)	(35,276,383)	(12,042,096)	(45,630,739)

Class R5	(1,565,918)	(6,206,576)	(8,360,698)	(31,725,009)

Class R6	(2,536,416)	(10,094,302)	(37,259,909)	(140,236,251)

Net increase (decrease) in share activity	5,416,655	$21,600,808	(39,722,153)	$(149,948,935)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

23	Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/21)	(08/31/21)[1]	Period[2]	(08/31/21)	Period[2]	Ratio
Class A	$1,000.00	$1,028.10	$5.21	$1,020.06	$5.19	1.02%
Class C	1,000.00	1,024.30	9.03	1,016.28	9.00	1.77
Class Y	1,000.00	1,029.40	3.94	1,021.32	3.92	0.77
Investor Class	1,000.00	1,028.10	5.21	1,020.06	5.19	1.02
Class R5	1,000.00	1,029.70	3.63	1,021.63	3.62	0.71
Class R6	1,000.00	1,030.10	3.22	1,022.03	3.21	0.63

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24	Invesco High Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco High Yield Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s security selection in certain industries and sectors and exposure to longer duration credits, as well as unsuccessful credit hedges, negatively impacted Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense

25	Invesco High Yield Fund

group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco High Yield Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-SAR-1

Semiannual Report to Shareholders	August 31, 2021
Invesco High Yield Bond Factor Fund
Nasdaq:
A: OGYAX ∎ C: OGYCX ∎ R: OGYNX ∎ Y: OGYYX ∎ R5: GBHYX ∎ R6: OGYIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/28/21 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.36%
Class C Shares	3.09
Class R Shares	3.34
Class Y Shares	3.59
Class R5 Shares	3.59
Class R6 Shares	3.48
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Broad Market/Style-Specific Index)	3.82

Source(s): ▼RIMES Technologies Corp.

The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

   A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco High Yield Bond Factor Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (11/8/13)	3.73%
5 Years	4.35
1 Year	4.68

Class C Shares
Inception (11/8/13)	3.58%
5 Years	4.55
1 Year	7.66

Class R Shares
Inception (11/8/13)	4.07%
5 Years	5.04
1 Year	9.20

Class Y Shares
Inception (11/8/13)	4.62%
5 Years	5.59
1 Year	9.74

Class R5 Shares
Inception	4.39%
5 Years	5.41
1 Year	9.74

Class R6 Shares
Inception (11/8/13)	4.65%
5 Years	5.60
1 Year	9.62

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global High Yield Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global High Yield Fund. The Fund was subsequently renamed the Invesco High Yield Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco High Yield Bond Factor Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco High Yield Bond Factor Fund

Schedule of Investments(a)

August 31, 2021

(Unaudited)

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–91.49%
Aerospace & Defense–2.14%
Bombardier, Inc. (Canada),
7.50%, 03/15/2025(b)	$36,000	$37,027

7.88%, 04/15/2027(b)	42,000	44,087

Howmet Aerospace, Inc.,
5.13%, 10/01/2024	166,000	182,646

5.90%, 02/01/2027	100,000	118,003

Rolls-Royce PLC (United Kingdom), 5.75%, 10/15/2027(b)	200,000	219,617

TransDigm, Inc., 5.50%, 11/15/2027	75,000	76,798

Triumph Group, Inc., 8.88%, 06/01/2024(b)	139,000	153,247

		831,425

Agricultural Products–0.54%
JBS USA Food Co., 7.00%, 01/15/2026(b)	200,000	210,500

Airlines–0.92%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(b)	135,000	145,965

Delta Air Lines, Inc., 2.90%, 10/28/2024	177,000	180,449

United Airlines, Inc., 4.38%, 04/15/2026(b)	28,000	29,102

		355,516

Alternative Carriers–0.96%
Lumen Technologies, Inc.,
Series W, 6.75%, 12/01/2023	131,000	144,270

Series P, 7.60%, 09/15/2039	121,000	134,480

Series U, 7.65%, 03/15/2042	86,000	95,976

		374,726

Apparel, Accessories & Luxury Goods–0.59%
G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	66,000	71,445

Hanesbrands, Inc., 4.63%, 05/15/2024(b)	150,000	159,375

		230,820

Auto Parts & Equipment–0.55%
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	32,000	34,200

Tenneco, Inc., 7.88%, 01/15/2029(b)	158,000	177,947

		212,147

Automobile Manufacturers–3.06%
Ford Motor Co.,
7.13%, 11/15/2025	75,000	88,509

6.63%, 10/01/2028	400,000	478,506

9.98%, 02/15/2047	65,000	106,034

Ford Motor Credit Co. LLC, 4.13%, 08/04/2025	350,000	374,063

Winnebago Industries, Inc., 6.25%, 07/15/2028(b)	132,000	142,420

		1,189,532

Biotechnology–0.19%
Emergent BioSolutions, Inc., 3.88%, 08/15/2028(b)	74,000	72,247

	Principal
	Amount	Value

Broadcasting–2.24%
AMC Networks, Inc.,
5.00%, 04/01/2024	$63,000	$63,866

4.25%, 02/15/2029	109,000	108,319

iHeartCommunications, Inc., 8.38%, 05/01/2027	64,671	68,781

Liberty Interactive LLC, 8.25%, 02/01/2030	195,000	219,649

Sinclair Television Group, Inc., 4.13%, 12/01/2030(b)	82,000	80,268

TEGNA, Inc., 5.00%, 09/15/2029	310,000	328,569

		869,452

Building Products–2.01%
Builders FirstSource, Inc., 6.75%, 06/01/2027(b)	94,000	100,463

North Queensland Export Terminal Pty. Ltd. (Australia), 4.45%, 12/15/2022(b)	200,000	192,088

SRM Escrow Issuer LLC, 6.00%, 11/01/2028(b)	201,000	213,311

Standard Industries, Inc., 5.00%, 02/15/2027(b)	264,000	273,240

		779,102

Cable & Satellite–2.69%
CSC Holdings LLC, 6.50%, 02/01/2029(b)	287,000	317,135

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc, 5.88%, 08/15/2027(b)	183,000	191,538

Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	70,000	73,815

Telesat Canada/Telesat LLC (Canada), 5.63%, 12/06/2026(b)	108,000	103,855

UPC Broadband Finco B.V. (Netherlands), 4.88%, 07/15/2031(b)	200,000	204,460

Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)	150,000	155,226

		1,046,029

Casinos & Gaming–4.24%
Affinity Gaming, 6.88%, 12/15/2027(b)	170,000	180,803

Caesars Entertainment, Inc., 8.13%, 07/01/2027(b)	40,000	44,262

Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/2025(b)	34,000	34,525

International Game Technology PLC, 6.50%, 02/15/2025(b)	200,000	223,250

Melco Resorts Finance Ltd. (Hong Kong), 5.75%, 07/21/2028(b)	200,000	208,750

MGM China Holdings Ltd. (Macau), 5.38%, 05/15/2024(b)	200,000	205,250

MGM Resorts International, 5.75%, 06/15/2025	175,000	191,844

Sabre GLBL, Inc., 7.38%, 09/01/2025(b)	210,000	222,337

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
4.25%, 05/30/2023(b)	150,000	154,094

5.50%, 03/01/2025(b)	171,000	181,474

		1,646,589

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Coal & Consumable Fuels–0.51%
Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 05/01/2025(b)	$196,000	$197,757

Murray Energy Corp., 12.00%, 04/15/2024(b)(c)	130,760	667

		198,424

Commodity Chemicals–0.80%
Methanex Corp. (Canada),
5.13%, 10/15/2027	138,000	149,954

5.25%, 12/15/2029	147,000	160,549

		310,503

Communications Equipment–1.49%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	99,000	100,807

Plantronics, Inc., 4.75%, 03/01/2029(b)	180,000	172,562

Telefonaktiebolaget LM Ericsson (Sweden), 4.13%, 05/15/2022	159,000	162,999

ViaSat, Inc., 5.63%, 04/15/2027(b)	136,000	141,270

		577,638

Computer & Electronics Retail–0.49%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	187,000	191,207

Construction & Engineering–0.68%
Dycom Industries, Inc., 4.50%, 04/15/2029(b)	72,000	74,070

Fluor Corp., 4.25%, 09/15/2028	181,000	189,842

		263,912

Construction Machinery & Heavy Trucks–0.22%
Trinity Industries, Inc., 4.55%, 10/01/2024	82,000	87,278

Consumer Finance–2.37%
ASG Finance Designated Activity Co. (Cyprus), 7.88%, 12/03/2024(b)	200,000	193,000

Credit Acceptance Corp., 5.13%, 12/31/2024(b)	139,000	143,344

Navient Corp.,
5.88%, 10/25/2024	101,000	110,186

6.75%, 06/25/2025	160,000	178,600

OneMain Finance Corp.,
8.25%, 10/01/2023	165,000	185,639

6.13%, 03/15/2024	101,000	108,701

		919,470

Copper–0.40%
Freeport-McMoRan, Inc., 4.55%, 11/14/2024	142,000	153,892

Department Stores–1.20%
Macy’s Retail Holdings LLC, 3.63%, 06/01/2024	352,000	365,654

Nordstrom, Inc., 6.95%, 03/15/2028	85,000	100,589

		466,243

Diversified Banks–0.47%
Banco Mercantil del Norte S.A. (Mexico), 7.50%(b)(d)(e)	160,000	181,343

	Principal
	Amount	Value

Diversified Capital Markets–0.85%
Deutsche Bank AG (Germany), 4.30%, 05/24/2028(d)	$318,000	$329,452

Diversified Chemicals–0.41%
NOVA Chemicals Corp. (Canada), 4.25%, 05/15/2029(b)	160,000	161,000

Diversified Metals & Mining–0.27%
Mineral Resources Ltd. (Australia), 8.13%, 05/01/2027(b)	95,000	103,669

Diversified REITs–1.62%
iStar, Inc., 4.75%, 10/01/2024	153,000	162,570

MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 5.63%, 05/01/2024	115,000	125,494

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025(b)	183,000	195,810

VICI Properties L.P./VICI Note Co., Inc., 3.50%, 02/15/2025(b)	140,000	143,675

		627,549

Diversified Support Services–0.29%
Ritchie Bros. Auctioneers, Inc. (Canada), 5.38%, 01/15/2025(b)	111,000	113,775

Drug Retail–0.15%
Rite Aid Corp., 8.00%, 11/15/2026(b)	55,000	56,782

Education Services–0.02%
Graham Holdings Co., 5.75%, 06/01/2026(b)	9,000	9,394

Electric Utilities–0.79%
InterGen N.V. (Netherlands), 7.00%, 06/30/2023(b)	200,000	198,256

Talen Energy Supply LLC, 7.25%, 05/15/2027(b)	127,000	109,972

		308,228

Electrical Components & Equipment–0.64%
Sensata Technologies B.V.,
4.88%, 10/15/2023(b)	100,000	107,136

5.63%, 11/01/2024(b)	128,000	142,560

		249,696

Electronic Components–0.15%
Brightstar Escrow Corp., 9.75%, 10/15/2025(b)	55,000	59,331

Environmental & Facilities Services–0.73%
GFL Environmental, Inc. (Canada), 4.25%, 06/01/2025(b)	170,000	176,588

Stericycle, Inc., 5.38%, 07/15/2024(b)	105,000	107,759

		284,347

Fertilizers & Agricultural Chemicals–0.59%
CVR Partners L.P./CVR Nitrogen Finance Corp., 9.25%, 06/15/2023(b)	12,000	12,070

Eurochem Finance DAC (Russia), 5.50%, 03/13/2024(b)	200,000	217,521

		229,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Food Distributors–0.38%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	$150,000	$148,696

Footwear–0.28%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(b)	97,000	106,821

Gas Utilities–0.39%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.63%, 05/20/2024	138,000	151,110

Health Care Equipment–0.42%
Varex Imaging Corp., 7.88%, 10/15/2027(b)	146,000	164,637

Health Care Facilities–1.90%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/2025(b)	33,000	33,371

HCA, Inc.,
5.38%, 02/01/2025	129,000	145,529

7.50%, 11/15/2095	30,000	45,827

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/2026(b)	31,000	33,015

Tenet Healthcare Corp.,
6.75%, 06/15/2023	35,000	37,975

4.63%, 07/15/2024	72,000	73,080

4.63%, 09/01/2024(b)	120,000	123,000

7.50%, 04/01/2025(b)	131,000	140,339

6.13%, 10/01/2028(b)	99,000	104,693

		736,829

Health Care REITs–0.29%
Diversified Healthcare Trust, 4.75%, 02/15/2028	110,000	111,547

Health Care Services–1.27%
Community Health Systems, Inc.,
6.88%, 04/15/2029(b)	33,000	34,320

6.13%, 04/01/2030(b)	33,000	33,309

Omnicare, Inc., 4.75%, 12/01/2022	30,000	31,080

Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)	195,000	208,894

US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	178,000	185,343

		492,946

Homebuilding–1.01%
LGI Homes, Inc., 4.00%, 07/15/2029(b)	187,000	188,199

New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	100,000	106,240

TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/2024	90,000	99,896

		394,335

Hotel & Resort REITs–1.45%
FelCor Lodging L.P., 6.00%, 06/01/2025	140,000	143,255

Service Properties Trust,
4.65%, 03/15/2024	159,000	161,189

4.35%, 10/01/2024	177,000	179,655

4.95%, 02/15/2027	78,000	78,122

		562,221

	Principal
	Amount	Value

Hotels, Resorts & Cruise Lines–2.50%
Carnival Corp.,
11.50%, 04/01/2023(b)	$22,000	$24,743

9.88%, 08/01/2027(b)	92,000	106,145

Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.13%, 12/01/2024	234,000	243,251

Royal Caribbean Cruises Ltd.,
9.13%, 06/15/2023(b)	150,000	163,687

11.50%, 06/01/2025(b)	73,000	84,133

Travel + Leisure Co.,
5.65%, 04/01/2024	7,000	7,550

Series J, 6.00%, 04/01/2027	174,000	192,755

VOC Escrow Ltd., 5.00%, 02/15/2028(b)	151,000	149,502

		971,766

Independent Power Producers & Energy Traders–1.01%
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(b)	200,000	198,868

TerraForm Power Operating LLC, 4.25%, 01/31/2023(b)	188,000	193,405

		392,273

Industrial Conglomerates–0.35%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 09/15/2024	131,000	135,989

Industrial Machinery–0.39%
SPX FLOW, Inc., 5.88%, 08/15/2026(b)	76,000	78,233

TriMas Corp., 4.13%, 04/15/2029(b)	73,000	74,452

		152,685

Insurance Brokers–0.17%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(b)	32,000	33,320

HUB International Ltd., 7.00%, 05/01/2026(b)	33,000	34,183

		67,503

Integrated Oil & Gas–0.78%
Occidental Petroleum Corp.,
6.95%, 07/01/2024	100,000	112,769

2.90%, 08/15/2024	184,000	188,830

		301,599

Integrated Telecommunication Services–3.16%
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	200,000	207,750

Embarq Corp., 8.00%, 06/01/2036	162,000	170,781

Frontier Communications Holdings LLC,
5.00%, 05/01/2028(b)	170,000	177,863

5.88%, 11/01/2029	72,000	73,319

Ligado Networks LLC, 15.50%PIK Rate, 0.00% Cash Rate, 11/01/2023(b)(f)	37,833	36,367

Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	305,000	331,520

Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)	221,000	228,599

		1,226,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Interactive Media & Services–0.61%
Audacy Capital Corp., 6.50%, 05/01/2027(b)	$102,000	$102,638

Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	69,000	71,746

Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	94,000	62,562

		236,946

Internet & Direct Marketing Retail–1.09%
Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2026(b)	271,000	294,374

QVC, Inc., 4.85%, 04/01/2024	117,000	127,354

		421,728

Investment Banking & Brokerage–0.39%
FS Energy and Power Fund, 7.50%, 08/15/2023(b)	115,000	119,600

NFP Corp., 6.88%, 08/15/2028(b)	32,000	32,880

		152,480

Leisure Facilities–0.69%
NCL Corp. Ltd., 12.25%, 05/15/2024(b)	138,000	163,014

Vail Resorts, Inc., 6.25%, 05/15/2025(b)	100,000	106,679

		269,693

Managed Health Care–0.21%
Magellan Health, Inc., 4.90%, 09/22/2024	73,000	80,512

Metal & Glass Containers–0.96%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/2027(b)	200,000	207,250

Ball Corp., 4.00%, 11/15/2023	123,000	130,226

Mauser Packaging Solutions Holding Co., 7.25%, 04/15/2025(b)	34,000	33,653

		371,129

Movies & Entertainment–1.12%
Banijay Entertainment S.A.S.U. (France), 5.38%, 03/01/2025(b)	200,000	205,750

Cinemark USA, Inc.,
8.75%, 05/01/2025(b)	100,000	108,488

5.88%, 03/15/2026(b)	20,000	19,925

Netflix, Inc., 5.75%, 03/01/2024	92,000	102,331

		436,494

Office Services & Supplies–0.96%
ACCO Brands Corp., 4.25%, 03/15/2029(b)	184,000	185,136

Pitney Bowes, Inc.,
6.88%, 03/15/2027(b)	70,000	74,638

7.25%, 03/15/2029(b)	105,000	112,875

		372,649

Oil & Gas Drilling–0.35%
Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	130,000	137,306

Oil & Gas Equipment & Services–0.26%
Oceaneering International, Inc., 4.65%, 11/15/2024	100,000	102,003

Oil & Gas Exploration & Production–7.11%
Baytex Energy Corp. (Canada), 8.75%, 04/01/2027(b)	114,000	111,868

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)
CNX Resources Corp., 6.00%, 01/15/2029(b)	$110,000	$114,723

Continental Resources, Inc., 3.80%, 06/01/2024	204,000	218,025

CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	103,000	106,211

Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/2028(b)	148,000	148,732

Endeavor Energy Resources L.P./EER Finance, Inc., 6.63%, 07/15/2025(b)	68,000	72,196

EQT Corp., 6.63%, 02/01/2025	123,000	141,139

Genesis Energy L.P./Genesis Energy Finance Corp.,
5.63%, 06/15/2024	107,000	105,397

8.00%, 01/15/2027	124,000	123,291

Gulfport Energy Operating Corp.,
6.38%, 05/15/2025	135,000	6,412

8.00%, 05/17/2026(b)	39,502	42,070

Hilcorp Energy I L.P./Hilcorp Finance Co.,
5.75%, 10/01/2025(b)	37,000	37,490

6.25%, 11/01/2028(b)	265,000	274,275

MEG Energy Corp. (Canada), 6.50%, 01/15/2025(b)	136,000	140,590

Murphy Oil Corp.,
6.88%, 08/15/2024	72,000	73,530

7.05%, 05/01/2029	80,000	88,906

6.38%, 12/01/2042	110,000	109,598

Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/2025(b)	83,000	82,590

PDC Energy, Inc.,
6.13%, 09/15/2024	133,000	135,327

5.75%, 05/15/2026	145,000	150,742

Southwestern Energy Co., 4.10%, 03/15/2022	290,000	291,286

Vermilion Energy, Inc. (Canada), 5.63%, 03/15/2025(b)	186,000	188,152

		2,762,550

Oil & Gas Refining & Marketing–2.12%
CVR Energy, Inc.,
5.25%, 02/15/2025(b)	97,000	95,185

5.75%, 02/15/2028(b)	181,000	179,002

EnLink Midstream Partners L.P.,
4.15%, 06/01/2025	75,000	77,342

4.85%, 07/15/2026	175,000	181,344

PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025	350,000	245,464

Weatherford International Ltd., 11.00%, 12/01/2024(b)	44,000	46,035

		824,372

Oil & Gas Storage & Transportation–2.66%
Buckeye Partners L.P., 4.13%, 03/01/2025(b)	100,000	103,503

EnLink Midstream LLC, 5.38%, 06/01/2029	109,000	112,055

EQM Midstream Partners L.P.,
4.00%, 08/01/2024	100,000	102,375

6.50%, 07/15/2048	168,000	190,008

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,
6.00%, 03/01/2027(b)	70,000	72,540

5.50%, 01/15/2028(b)	269,000	272,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–(continued)
Western Midstream Operating L.P., 4.35%, 02/01/2025	$172,000	$180,956

		1,033,478

Other Diversified Financial Services–2.10%
CNG Holdings, Inc., 12.50%, 06/15/2024(b)	43,000	41,027

Enact Holdings, Inc., 6.50%, 08/15/2025(b)	90,000	97,312

Global Aircraft Leasing Co. Ltd. (Cayman Islands), 7.25%PIK Rate, 6.50% Cash Rate, 09/15/2024(b)(f)	275,642	273,575

Midcap Financial Issuer Trust, 5.63%, 01/15/2030(b)	200,000	199,281

Operadora de Servicios Mega S.A. de C.V. Sofom ER (Mexico), 8.25%, 02/11/2025(b)	200,000	203,999

		815,194

Packaged Foods & Meats–0.53%
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	202,000	207,555

Paper Packaging–0.79%
Graphic Packaging International LLC, 4.13%, 08/15/2024	68,000	72,690

Sealed Air Corp.,
5.25%, 04/01/2023(b)	100,000	105,125

5.13%, 12/01/2024(b)	120,000	130,391

		308,206

Paper Products–0.19%
Clearwater Paper Corp., 5.38%, 02/01/2025(b)	68,000	72,457

Personal Products–1.82%
Avon Products, Inc. (United Kingdom), 8.45%, 03/15/2043	107,000	142,026

Edgewell Personal Care Co., 5.50%, 06/01/2028(b)	134,000	142,040

Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	199,000	216,212

Oriflame Investment Holding PLC (Switzerland), 5.13%, 05/04/2026(b)	200,000	205,580

		705,858

Pharmaceuticals–3.20%
Bausch Health Cos., Inc.,
5.50%, 11/01/2025(b)	173,000	177,178

5.00%, 01/30/2028(b)	153,000	146,194

6.25%, 02/15/2029(b)	195,000	193,795

7.25%, 05/30/2029(b)	60,000	61,879

5.25%, 01/30/2030(b)	233,000	219,345

Elanco Animal Health, Inc., 5.90%, 08/28/2028	16,000	18,754

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.13%, 04/01/2029(b)	160,000	158,606

P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/2025(b)	130,000	135,531

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	130,000	131,787

		1,243,069

	Principal
	Amount	Value

Precious Metals & Minerals–0.00%
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/01/2022(b)(c)	$142,000	$185

Property & Casualty Insurance–0.19%
MBIA, Inc., 5.70%, 12/01/2034	73,000	72,029

Regional Banks–0.61%
CIT Group, Inc., 5.00%, 08/01/2023	100,000	107,875

Synovus Financial Corp., 5.90%, 02/07/2029(d)	120,000	130,351

		238,226

Research & Consulting Services–0.27%
IHS Markit Ltd., 4.75%, 02/15/2025(b)	95,000	105,602

Restaurants–1.44%
Aramark Services, Inc.,
5.00%, 04/01/2025(b)	196,000	201,305

6.38%, 05/01/2025(b)	143,000	151,551

Brinker International, Inc., 5.00%, 10/01/2024(b)	70,000	74,116

Yum! Brands, Inc., 7.75%, 04/01/2025(b)	123,000	132,673

		559,645

Security & Alarm Services–1.08%
CoreCivic, Inc.,
4.63%, 05/01/2023	192,000	195,257

4.75%, 10/15/2027	75,000	69,344

Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 04/15/2024(b)	147,000	156,739

		421,340

Semiconductor Equipment–0.37%
Amkor Technology, Inc., 6.63%, 09/15/2027(b)	135,000	145,571

Specialized REITs–1.19%
Iron Mountain, Inc.,
4.88%, 09/15/2029(b)	147,000	155,239

5.25%, 07/15/2030(b)	167,000	178,064

SBA Communications Corp., 4.88%, 09/01/2024	127,000	129,064

		462,367

Specialty Stores–1.03%
Bed Bath & Beyond, Inc., 3.75%, 08/01/2024	100,000	103,250

Michaels Cos., Inc. (The), 7.88%, 05/01/2029(b)	36,000	37,141

Staples, Inc., 7.50%, 04/15/2026(b)	257,000	260,534

		400,925

Steel–1.93%
ArcelorMittal S.A. (Luxembourg), 3.60%, 07/16/2024	158,000	168,328

Carpenter Technology Corp., 6.38%, 07/15/2028	204,000	221,134

Cleveland-Cliffs, Inc., 6.75%, 03/15/2026(b)	84,000	90,195

Infrabuild Australia Pty. Ltd. (Australia), 12.00%, 10/01/2024(b)	69,000	73,729

SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	92,000	93,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Steel–(continued)
Warrior Met Coal, Inc., 8.00%, 11/01/2024(b)	$103,000	$103,837

		750,521

Systems Software–0.51%
Banff Merger Sub, Inc., 9.75%, 09/01/2026(b)	24,000	25,200

Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	166,000	172,799

		197,999

Technology Distributors–0.31%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/2024	108,000	119,551

Technology Hardware, Storage & Peripherals–0.94%
Xerox Corp., 6.75%, 12/15/2039	266,000	297,374

Xerox Holdings Corp., 5.50%, 08/15/2028(b)	65,000	67,995

		365,369

Thrifts & Mortgage Finance–0.24%
MGIC Investment Corp., 5.75%, 08/15/2023	88,000	95,001

Tobacco–0.31%
Vector Group Ltd., 5.75%, 02/01/2029(b)	118,000	120,213

Wireless Telecommunication Services–2.89%
Sprint Corp.,
7.88%, 09/15/2023	155,000	175,801

7.13%, 06/15/2024	200,000	230,250

7.63%, 02/15/2025	145,000	171,825

T-Mobile USA, Inc., 2.25%, 02/15/2026	51,000	52,148

VEON Holdings B.V. (Netherlands), 4.95%, 06/16/2024(b)	200,000	215,839

Vmed O2 UK Financing I PLC (United Kingdom), 4.25%, 01/31/2031(b)	277,000	278,044

		1,123,907

Total U.S. Dollar Denominated Bonds & Notes (Cost $34,747,383)		35,550,095

	Shares
Exchange-Traded Funds–2.88%
Invesco High Yield Bond Factor ETF (Cost $ 1,109,352)(g)	43,455	1,120,053

Common Stocks & Other Equity Interests–0.36%
Advertising–0.00%
Cxloyalty Group, Inc., Wts., expiring 04/10/2024(h)	39	0

	Shares	Value

Apparel, Accessories & Luxury Goods–0.01%
Claire’s Holdings LLC	20	$4,590

Coal & Consumable Fuels–0.02%
ACNR Holdings, Inc.	232	6,148

Oil & Gas Equipment & Services–0.08%
Superior Energy Services, Inc.(h)	761	31,201

Oil & Gas Exploration & Production–0.25%
Gulfport Energy Operating Corp.(i)	1,483	99,153

Total Common Stocks & Other Equity Interests (Cost $101,683)		141,092

	Principal Amount
U.S. Treasury Securities–0.19%
U.S. Treasury Bills–0.19%
0.05%, 02/17/2022 (Cost $72,984)(j)(k)	$73,000	72,985

Variable Rate Senior Loan Interests–0.03%(l)(m)
Apparel, Accessories & Luxury Goods–0.03%
Claire’s Stores, Inc., Term Loan B, 6.58% (1 mo. USD LIBOR + 6.50%), 12/18/2026 ( Cost $10,665)	12,423	12,060

	Shares
Preferred Stocks–0.00%
Apparel, Accessories & Luxury Goods–0.00%
Claire’s Holdings LLC, Series A, Pfd. (Cost $3,125)	5	1,204

Money Market Funds–3.69%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(g)(n)	488,282	488,282

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(g)(n)	385,990	386,144

Invesco Treasury Portfolio, Institutional Class, 0.01%(g)(n)	558,037	558,037

Total Money Market Funds (Cost $1,432,463)		1,432,463

TOTAL INVESTMENTS IN SECURITIES–98.64% (Cost $37,477,655)		38,329,952

OTHER ASSETS LESS LIABILITIES–1.36%		528,749

NET ASSETS-100.00%		$38,858,701

Investment Abbreviations:
ETF	- Exchange-Traded Fund
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
USD	- U.S. Dollar
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Bond Factor Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $21,986,750, which represented 56.58% of the Fund’s Net Assets.

(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2021 was $852, which represented less than 1% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2021.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Invesco High Yield Bond Factor ETF	$988,545	$792,089	$(673,639)	$19,673	$(6,615)	$1,120,053	$23,907
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	156,793	3,803,236	(3,471,747)	-	-	488,282	20
Invesco Liquid Assets Portfolio, Institutional Class	111,978	2,716,597	(2,442,431)	-	-	386,144	8
Invesco Treasury Portfolio, Institutional Class	179,192	4,346,555	(3,967,710)	-	-	558,037	8
Total	$1,436,508	$11,658,477	$(10,555,527)	$19,673	$(6,615)	$2,552,516	$23,943

(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)	Non-income producing security.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(m)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Invesco BL Fund, Ltd.’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(n)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	3	December-2021	$371,156	$(20)	$(20)
U.S. Treasury 10 Year Notes	14	December-2021	1,868,344	4,656	4,656
U.S. Treasury 10 Year Ultra Notes	13	December-2021	1,924,203	5,906	5,906
U.S. Treasury Long Bonds	2	December-2021	325,938	906	906
U.S. Treasury Ultra Bonds	1	December-2021	197,281	688	688
Subtotal–Long Futures Contracts				12,136	12,136

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	9	December-2021	(1,982,953)	(1,195)	(1,195)
Total Futures Contracts				$10,941	$10,941

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 36 Version 1	Sell	5.00%	Quarterly	06/20/2026	2.7697%	USD 1,500,000	$138,510	$147,153	$8,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Bond Factor Fund

(a)	Swaps are collateralized by $54,681 cash held with Citigroup Global Markets Inc., the Counterparty.
(b)

Implied credit spreads represent the current level, as of August 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Investment Abbreviations:

USD –U.S. Dollar

Portfolio Composition†*

By credit quality, based on total investments

as of August 31, 2021

AA	0.19%
BBB	8.31
BB	64.01
B	19.74
CCC	1.66
Non-Rated	2.67
Equity	3.42

† Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

*	Excluding money market fund holdings, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Bond Factor Fund

Statement of Assets and Liabilities

August 31, 2021

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $ 34,935,840)	$35,777,436

Investments in affiliates, at value (Cost $ 2,541,815)	2,552,516

Other investments:
Variation margin receivable-centrally cleared swap agreements	27,563

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	54,681

Cash	300,473

Receivable for:
Investments sold	613,308

Fund shares sold	3,889

Dividends	6

Interest	543,272

Investment for trustee deferred compensation and retirement plans	18,315

Other assets	57,717

Total assets	39,949,176

Liabilities:
Other investments:
Variation margin payable - futures contracts	6,228

Payable for:
Investments purchased	789,694

Dividends	26,641

Fund shares reacquired	76,928

Accrued fees to affiliates	64,211

Accrued trustees’ and officers’ fees and benefits	1,158

Accrued other operating expenses	107,300

Trustee deferred compensation and retirement plans	18,315

Total liabilities	1,090,475

Net assets applicable to shares outstanding	$38,858,701

Net assets consist of:
Shares of beneficial interest	$42,253,778

Distributable earnings (loss)	(3,395,077)

$38,858,701

Net Assets:
Class A	$26,573,617

Class C	$5,219,283

Class R	$3,527,306

Class Y	$3,487,087

Class R5	$10,353

Class R6	$41,055

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,846,813

Class C	559,363

Class R	377,768

Class Y	373,421

Class R5	1,109

Class R6	4,398

Class A:
Net asset value per share	$9.33

Maximum offering price per share (Net asset value of $9.33 ÷ 95.75%)	$9.74

Class C:
Net asset value and offering price per share	$9.33

Class R:
Net asset value and offering price per share	$9.34

Class Y:
Net asset value and offering price per share	$9.34

Class R5:
Net asset value and offering price per share	$9.34

Class R6:
Net asset value and offering price per share	$9.33

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Bond Factor Fund

Statement of Operations

For the six months ended August 31, 2021

(Unaudited)

Investment income:
Interest	$903,563

Dividends from affiliates	23,943

Other income	8,288

Total investment income	935,794

Expenses:
Advisory fees	68,429

Administrative services fees	2,590

Custodian fees	23,910

Distribution fees:
Class A	30,603

Class C	26,577

Class R	8,586

Transfer agent fees – A, C, R and Y	12,463

Transfer agent fees – R5	4

Transfer agent fees – R6	12

Trustees’ and officers’ fees and benefits	11,794

Registration and filing fees	45,257

Professional services fees	51,662

Other	(20,305)

Total expenses	261,582

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(123,638)

Net expenses	137,944

Net investment income	797,850

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	401,046

Affiliated investment securities	(6,615)

Futures contracts	87,797

Swap agreements	(187)

482,041

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(130,479)

Affiliated investment securities	19,673

Futures contracts	44,881

Swap agreements	8,643

(57,282)

Net realized and unrealized gain	424,759

Net increase in net assets resulting from operations	$1,222,609

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Bond Factor Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2021 and the year ended February 28, 2021

(Unaudited)

	August 31,	February 28,
	2021	2021

Operations:
Net investment income	$797,850	$1,676,813

Net realized gain (loss)	482,041	(842,053)

Change in net unrealized appreciation (depreciation)	(57,282)	1,740,510

Net increase in net assets resulting from operations	1,222,609	2,575,270

Distributions to shareholders from distributable earnings:
Class A	(610,092)	(1,247,439)

Class C	(103,641)	(250,179)

Class R	(75,441)	(152,928)

Class Y	(47,188)	(72,282)

Class R5	(255)	(552)

Class R6	(823)	(3,056)

Total distributions from distributable earnings	(837,440)	(1,726,436)

Return of capital:
Class A	–	(47,219)

Class C	–	(9,470)

Class R	–	(5,789)

Class Y	–	(2,736)

Class R5	–	(21)

Class R6	–	(116)

Total return of capital	–	(65,351)

Total distributions	(837,440)	(1,791,787)

Share transactions–net:
Class A	497,185	1,798,731

Class C	(59,291)	(580,687)

Class R	338,948	(32,303)

Class Y	2,042,368	266,472

Class R6	17,623	(86,123)

Net increase in net assets resulting from share transactions	2,836,833	1,366,090

Net increase in net assets	3,222,002	2,149,573

Net assets:
Beginning of period	35,636,699	33,487,126

End of period	$38,858,701	$35,636,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Bond Factor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/21	$9.24	$0.21	$0.10	$0.31	$(0.22)	$–	$(0.22)	$9.33	3.36	%(d)	$26,574	0.63	%(d)(e)	1.29	%(d)(e)	4.43	%(d)(e)	47%
Year ended 02/28/21	8.99	0.46	0.29	0.75	(0.48)	(0.02)	(0.50)	9.24	8.73	(d)	25,804	0.64	(d)	2.07	(d)	5.29	(d)	161
Nine months ended 02/29/20	8.96	0.32	0.04	0.36	(0.31)	(0.02)	(0.33)	8.99	4.04		23,445	2.40	(e)	2.40	(e)	4.72	(e)	127
Year ended 05/31/19	9.17	0.51	(0.21)	0.30	(0.51)	–	(0.51)	8.96	3.42		22,791	1.78		1.78		5.61		56
Year ended 05/31/18	9.51	0.49	(0.34)	0.15	(0.49)	–	(0.49)	9.17	1.61		21,669	1.68		1.68		5.19		71
Year ended 05/31/17	9.07	0.45	0.45	0.90	(0.46)	–	(0.46)	9.51	10.08		27,376	1.59		1.59		4.85		89
Year ended 05/31/16	9.75	0.44	(0.67)	(0.23)	(0.45)	–	(0.45)	9.07	(2.22)		28,286	1.56		1.56		4.90		54
Class C
Six months ended 08/31/21	9.23	0.17	0.11	0.28	(0.18)	–	(0.18)	9.33	3.09		5,219	1.38	(e)	2.06	(e)	3.68	(e)	47
Year ended 02/28/21	8.98	0.40	0.28	0.68	(0.41)	(0.02)	(0.43)	9.23	7.93		5,224	1.39		2.84		4.54		161
Nine months ended 02/29/20	8.96	0.27	0.03	0.30	(0.27)	(0.01)	(0.28)	8.98	3.39		5,719	3.17	(e)	3.17	(e)	4.02	(e)	127
Year ended 05/31/19	9.16	0.44	(0.19)	0.25	(0.45)	–	(0.45)	8.96	2.81		6,484	2.57		2.57		4.91		56
Year ended 05/31/18	9.50	0.42	(0.33)	0.09	(0.43)	–	(0.43)	9.16	0.90		6,972	2.47		2.47		4.50		71
Year ended 05/31/17	9.06	0.39	0.44	0.83	(0.39)	–	(0.39)	9.50	9.33		7,070	2.55		2.55		4.18		89
Year ended 05/31/16	9.75	0.38	(0.68)	(0.30)	(0.39)	–	(0.39)	9.06	(3.00)		4,458	2.59		2.59		4.21		54
Class R
Six months ended 08/31/21	9.24	0.20	0.11	0.31	(0.21)	–	(0.21)	9.34	3.34		3,527	0.88	(e)	1.56	(e)	4.18	(e)	47
Year ended 02/28/21	8.99	0.44	0.28	0.72	(0.45)	(0.02)	(0.47)	9.24	8.46		3,151	0.89		2.34		5.04		161
Nine months ended 02/29/20	8.96	0.31	0.03	0.34	(0.29)	(0.02)	(0.31)	8.99	3.85		3,098	2.67	(e)	2.67	(e)	4.48	(e)	127
Year ended 05/31/19	9.17	0.48	(0.20)	0.28	(0.49)	–	(0.49)	8.96	3.17		2,839	2.20		2.20		5.36		56
Year ended 05/31/18	9.51	0.47	(0.34)	0.13	(0.47)	–	(0.47)	9.17	1.36		2,185	2.07		2.07		4.96		71
Year ended 05/31/17	9.07	0.44	0.43	0.87	(0.43)	–	(0.43)	9.51	9.81		1,542	2.39		2.39		4.66		89
Year ended 05/31/16	9.75	0.42	(0.67)	(0.25)	(0.43)	–	(0.43)	9.07	(2.46)		554	2.37		2.37		4.65		54
Class Y
Six months ended 08/31/21	9.24	0.22	0.11	0.33	(0.23)	–	(0.23)	9.34	3.59		3,487	0.38	(e)	1.06	(e)	4.68	(e)	47
Year ended 02/28/21	8.99	0.49	0.28	0.77	(0.50)	(0.02)	(0.52)	9.24	9.00		1,425	0.39		1.84		5.54		161
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		1,105	2.17	(e)	2.17	(e)	5.01	(e)	127
Year ended 05/31/19	9.17	0.53	(0.19)	0.34	(0.54)	–	(0.54)	8.97	3.85		1,505	1.50		1.50		5.91		56
Year ended 05/31/18	9.51	0.52	(0.34)	0.18	(0.52)	–	(0.52)	9.17	1.92		1,534	1.44		1.44		5.50		71
Year ended 05/31/17	9.07	0.48	0.45	0.93	(0.49)	–	(0.49)	9.51	10.41		2,235	1.42		1.42		5.18		89
Year ended 05/31/16	9.75	0.47	(0.67)	(0.20)	(0.48)	–	(0.48)	9.07	(1.92)		657	1.50		1.50		5.18		54
Class R5
Six months ended 08/31/21	9.24	0.22	0.11	0.33	(0.23)	–	(0.23)	9.34	3.59		10	0.38	(e)	1.06	(e)	4.68	(e)	47
Year ended 02/28/21	8.99	0.49	0.28	0.77	(0.50)	(0.02)	(0.52)	9.24	9.00		10	0.39		1.52		5.54		161
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		10	1.84	(e)	1.84	(e)	5.02	(e)	127
Period ended 05/31/19(f)	9.02	0.01	(0.06)	(0.05)	(0.00)	–	(0.00)	8.97	3.48		10	1.22	(e)	1.22	(e)	5.91	(e)	56
Class R6
Six months ended 08/31/21	9.24	0.22	0.10	0.32	(0.23)	–	(0.23)	9.33	3.48		41	0.38	(e)	1.06	(e)	4.68	(e)	47
Year ended 02/28/21	9.00	0.48	0.28	0.76	(0.50)	(0.02)	(0.52)	9.24	8.88		23	0.39		1.52		5.54		161
Nine months ended 02/29/20	8.97	0.35	0.04	0.39	(0.34)	(0.02)	(0.36)	9.00	4.32		110	1.81	(e)	1.81	(e)	5.05	(e)	127
Year ended 05/31/19	9.16	0.54	(0.19)	0.35	(0.54)	–	(0.54)	8.97	3.98		123	1.31		1.31		5.96		56
Year ended 05/31/18	9.50	0.52	(0.33)	0.19	(0.53)	–	(0.53)	9.16	1.97		13,165	1.24		1.24		5.56		71
Year ended 05/31/17	9.07	0.48	0.44	0.92	(0.49)	–	(0.49)	9.50	10.34		9,843	1.18		1.18		5.12		89
Year ended 05/31/16	9.75	0.47	(0.67)	(0.20)	(0.48)	–	(0.48)	9.07	(1.87)		22,186	1.27		1.27		5.26		54

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b–1 fees of 0.23% and 0.23% for the six months ended August 31, 2021 and the year ended February 28, 2021, respectively.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Bond Factor Fund

Notes to Financial Statements

August 31, 2021

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco High Yield Bond Factor Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

17	Invesco High Yield Bond Factor Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

18	Invesco High Yield Bond Factor Fund

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

19	Invesco High Yield Bond Factor Fund

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

P.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Q.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.370%
Over $2 billion	0.350%

For the six months ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.37%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.64%, 1.39%, 0.89%, 0.39%, 0.39% and 0.39%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2021, the Adviser waived advisory fees of $68,429, reimbursed fund level expenses of $42,560 and reimbursed class level expenses of $8,858, $1,793, $1,159, $654, $4 and $12 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

20	Invesco High Yield Bond Factor Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2021, IDI advised the Fund that IDI retained $4,318 in front-end sales commissions from the sale of Class A shares and $0 and $24 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$35,550,095	$–	$35,550,095

Exchange-Traded Funds	1,120,053	–	–	1,120,053

Common Stocks & Other Equity Interests	99,153	10,738	31,201	141,092

U.S. Treasury Securities	–	72,985	–	72,985

Variable Rate Senior Loan Interests	–	12,060	–	12,060

Preferred Stocks	–	1,204	–	1,204

Money Market Funds	1,432,463	–	–	1,432,463

Total Investments in Securities	2,651,669	35,647,082	31,201	38,329,952

Other Investments - Assets*

Futures Contracts	12,156	–	–	12,156

Swap Agreements	–	8,643	–	8,643

	12,156	8,643	–	20,799

Other Investments - Liabilities*

Futures Contracts	(1,215)	–	–	(1,215)

Total Other Investments	10,941	8,643	–	19,584

Total Investments	$2,662,610	$35,655,725	$31,201	$38,349,536

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

21	Invesco High Yield Bond Factor Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

	Value
Derivative Assets	Credit Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$12,156	$12,156

Unrealized appreciation on swap agreements – Centrally Cleared(a)	8,643	-	8,643

Total Derivative Assets	8,643	12,156	20,799

Derivatives not subject to master netting agreements	(8,643)	(12,156)	(20,799)

Total Derivative Assets subject to master netting agreements	$-	$-	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

	Value
Derivative Liabilities	Credit Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(1,215)	$(1,215)

Derivatives not subject to master netting agreements	-	1,215	1,215

Total Derivative Liabilities subject to master netting agreements	$-	$ -	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Interest
	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$-	$87,797	$87,797

Swap agreements	(187)	-	(187)

Change in Net Unrealized Appreciation:
Futures contracts	-	44,881	44,881

Swap agreements	8,643	-	8,643

Total	$8,456	$132,678	$141,134

The table below summarizes the average notional value of derivatives held during the period.

	Futures	Swap
	Contracts	Agreements

Average notional value	$7,336,311	$950,000

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $169.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

22	Invesco High Yield Bond Factor Fund

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,590,035	$3,135,384	$4,725,419

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2021 was $18,473,132 and $16,870,343, respectively. Cost of investments, including any derivatives, on a tax basis    includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,369,792

Aggregate unrealized (depreciation) of investments	(465,672)

Net unrealized appreciation of investments	$904,120

Cost of investments for tax purposes is $37,445,416.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2021(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	363,493	$3,380,572	712,810	$6,278,805

Class C	64,470	598,092	182,202	1,598,201

Class R	68,771	636,774	97,058	844,750

Class Y	231,520	2,156,919	54,911	474,206

Class R6	1,808	16,828	233	2,128

Issued as reinvestment of dividends:
Class A	53,346	496,414	121,947	1,071,974

Class C	8,887	82,655	22,864	200,494

Class R	8,043	74,872	17,841	156,458

Class Y	3,629	33,786	6,774	59,610

Class R6	88	823	204	1,758

Automatic conversion of Class C shares to Class A shares:
Class A	30,536	283,276	61,830	558,432

Class C	(30,540)	(283,276)	(61,843)	(558,432)

Reacquired:
Class A	(394,158)	(3,663,077)	(711,775)	(6,110,480)

Class C	(49,193)	(456,762)	(214,155)	(1,820,950)

Class R	(40,069)	(372,698)	(118,572)	(1,033,511)

Class Y	(15,918)	(148,337)	(30,413)	(267,344)

Class R6	(3)	(28)	(10,188)	(90,009)

Net increase in share activity	304,710	$2,836,833	131,728	$1,366,090

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

23	Invesco High Yield Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/21)	(08/31/21)[1]	Period[2]	(08/31/21)	Period[2]	Ratio
Class A	$1,000.00	$1,033.60	$3.23	$1,022.03	$3.21	0.63%
Class C	1,000.00	1,030.90	7.06	1,018.25	7.02	1.38
Class R	1,000.00	1,033.40	4.51	1,020.77	4.48	0.88
Class Y	1,000.00	1,035.90	1.95	1,023.29	1.94	0.38
Class R5	1,000.00	1,035.90	1.95	1,023.29	1.94	0.38
Class R6	1,000.00	1,034.80	1.95	1,023.29	1.94	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24	Invesco High Yield Bond Factor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco High Yield Bond Factor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that underweight exposure to certain large issuers that experienced downgrades in credit ratings detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board further considered that the Fund had changed its name,

25	Invesco High Yield Bond Factor Fund

investment strategy and index against which future performance will be compared on February 28, 2020 in connection with its repositioning as a factor-based fund, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board considered information provided regarding the more recent performance of the Fund utilizing the new strategy as well as other metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020 in connection with its repositioning as a factor-based fund. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco High Yield Bond Factor Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-GLHY-SAR-1

Semiannual Report to Shareholders	August 31, 2021

Invesco Income Fund

Nasdaq: A: AGOVX ∎ C: AGVCX ∎ R: AGVRX ∎ Y: AGVYX ∎ Investor: AGIVX ∎ R5: AGOIX ∎ R6: AGVSX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
11	Financial Statements
14	Financial Highlights
15	Notes to Financial Statements
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/28/21 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.11%
Class C Shares	1.72
Class R Shares	1.89
Class Y Shares	2.23
Investor Class Shares	2.14
Class R5 Shares	2.28
Class R6 Shares	2.33
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	1.49

Source(s): ▼RIMES Technologies Corp.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                     Invesco Income Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.51%
10 Years	0.79
5 Years	-0.28
1 Year	4.78

Class C Shares
Inception (8/4/97)	3.20%
10 Years	0.63
5 Years	-0.16
1 Year	7.41

Class R Shares
Inception (6/3/02)	2.62%
10 Years	0.97
5 Years	0.33
1 Year	9.00

Class Y Shares
Inception (10/3/08)	2.50%
10 Years	1.48
5 Years	0.83
1 Year	9.48

Investor Class Shares
Inception (9/30/03)	2.67%
10 Years	1.26
5 Years	0.65
1 Year	9.29

Class R5 Shares
Inception (4/29/05)	3.11%
10 Years	1.59
5 Years	0.93
1 Year	9.62

Class R6 Shares
10 Years	1.38%
5 Years	0.89
1 Year	9.72
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                     Invesco Income Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4                     Invesco Income Fund

Schedule of Investments

August 31, 2021

(Unaudited)

	Principal
	Amount	Value
Asset-Backed Securities–77.55%
AMSR Trust,
Series 2020-SFR2, Class E1, 4.03%, 07/17/2037(a)	$2,412,000	$2,506,024
Series 2020-SFR5, Class D, 2.18%, 11/17/2037(a)	5,000,000	5,024,266
Angel Oak Mortgage Trust,
Series 2019-5, Class B1, 3.96%, 10/25/2049(a)(b)	2,361,000	2,365,207
Series 2020-3, Class M1, 3.81%, 04/25/2065(a)(b)	5,000,000	5,129,642
Series 2020-4, Class A3, 2.81%, 06/25/2065(a)(b)	2,714,792	2,751,775
Series 2020-5, Class A3, 2.04%, 05/25/2065(a)(b)	2,136,275	2,154,521
Series 2020-6, Class A3, 1.78%, 05/25/2065(a)(b)	2,434,419	2,443,819
Series 2021-1, Class M1, 2.22%, 01/25/2066(a)(b)	3,164,000	3,148,210
Arroyo Mortgage Trust, Series 2020-1, Class A3, 3.33%, 03/25/2055(a)	4,463,000	4,612,132
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.36%, 03/20/2026(a)	1,000,000	1,046,191
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.94%, 09/15/2048(c)	17,829,050	483,461
Bank, Series 2018-BNK14, Class E, 3.00%, 09/15/2060(a)	5,750,000	4,782,469
BBCMS Mortgage Trust, Series 2018-C2, Class C, 5.13%, 12/15/2051(b)	2,500,000	2,854,610
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 2.87%, 01/25/2035(b)	331,861	342,005
Benchmark Mortgage Trust,
Series 2018-B3, Class C, 4.71%, 04/10/2051(b)	4,375,000	4,877,588
Series 2019-B11, Class D, 3.00%, 05/15/2052(a)	5,250,000	5,145,307
Series 2019-B14, Class C, 3.90%, 12/15/2062(b)	4,650,000	5,010,206
Series 2019-B15, Class C, 3.84%, 12/15/2072(b)	1,000,000	1,057,829
Series 2019-B9, Class C, 4.97%, 03/15/2052(b)	4,000,000	4,628,694
Series 2020-B17, Class C, 3.37%, 03/15/2053(b)	3,000,000	3,140,317
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.68%, 12/16/2041(a)(d)	4,580,937	4,508,080
BRAVO Residential Funding Trust, Series 2019-NQM2, Class A3, 3.11%, 11/25/2059(a)(b)	2,307,843	2,326,505
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D, 4.66%, 05/15/2052(a)(b)	4,517,000	4,049,313

	Principal
	Amount	Value
Cerberus Loan Funding XXV L.P., Series 2018-4RA, Class DR, 3.93% (3 mo. USD LIBOR + 3.80%), 10/15/2030(a)(e)	$2,100,000	$2,052,529
Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(a)(b)	1,608,231	1,627,249
Series 2016-SH2, Class M3, 3.75%, 12/25/2045(a)(b)	1,904,546	1,922,063
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class D, 4.56%, 04/10/2023(a)(b)	4,885,000	4,978,309
Series 2015-GC29, Class D, 3.11%, 04/10/2048(a)	5,000,000	4,915,600
COLT Funding LLC, Series 2021-1, Class M1, 2.29%, 06/25/2066(a)(b)	4,500,000	4,465,004
COLT Mortgage Loan Trust,
Series 2020-1, Class A3, 2.90%, 02/25/2050(a)(b)	964,119	966,924
Series 2020-2, Class A3, 3.70%, 03/25/2065(a)(b)	2,664,000	2,719,645
Series 2020-3, Class A3, 2.38%, 04/27/2065(a)(b)	1,583,253	1,589,817
Commercial Mortgage Trust,
Series 2014-CR19, Class C, 4.86%, 08/10/2024(b)	4,578,800	4,835,530
Series 2014-UBS4, Class C, IO, 4.81%, 07/10/2024(c)	5,000,000	5,186,678
Series 2015-CR26, Class C, 4.69%, 10/10/2048(b)	4,000,000	4,330,428
Credit Suisse Mortgage Capital Ctfs.,
Series 2020-SPT1, Class A3, 2.73%, 04/25/2065(a)(d)	5,000,000	5,077,219
Credit Suisse Mortgage Trust,
Series 2021-NQM1, Class M1, 2.13%, 05/25/2065(a)(b)	1,649,583	1,655,579
Series 2021-NQM2, Class M1, 2.28%, 02/25/2066(a)(b)	6,000,000	6,024,012
CSAIL Commercial Mortgage Trust,
Series 2016-C6, Class E, 4.09%, 01/15/2049(a)(b)	3,000,000	1,917,612
Series 2017-CX9, Class D, 4.28%, 09/15/2050(a)(b)	6,304,000	5,646,662
Series 2019-C16, Class C, 4.24%, 06/15/2052(b)	2,000,000	2,167,913
Series 2019-C17, Class C, 3.93%, 09/15/2052	5,000,000	5,363,528
Deephaven Residential Mortgage Trust, Series 2020-2, Class A3, 2.86%, 05/25/2065(a)	5,800,000	5,902,533
Dryden 53 CLO Ltd., Series 2017-53A, Class A, 1.25% (3 mo. USD LIBOR + 1.12%), 01/15/2031(a)(e)	7,000,000	7,010,355
Extended Stay America Trust, Series 2021-ESH, Class C, 1.80% (1 mo. USD LIBOR + 1.70%), 07/15/2038(a)(e)	2,400,000	2,416,947
FirstKey Homes Trust, Series 2020- SFR2, Class D, 1.97%, 10/19/2037(a)	5,000,000	5,019,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                     Invesco Income Fund

	Principal
	Amount	Value
Flagstar Mortgage Trust,
Series 2018-5, Class B1, 4.50%, 09/25/2048(a)(b)	$1,599,608	$1,623,474
Series 2018-5, Class B2, 4.50%, 09/25/2048(a)(b)	1,916,707	1,927,862
Series 2018-6RR, Class B2, 4.98%, 10/25/2048(a)(b)	2,830,319	2,941,173
Series 2018-6RR, Class B3, 4.98%, 10/25/2048(a)(b)	2,830,319	2,935,869
FREMF Mortgage Trust,
Series 2019-KF68, Class B, 2.29% (1 mo. USD LIBOR + 2.20%), 07/25/2026(a)(e)	1,771,532	1,775,750
Series 2019-KF72, Class B, 2.19% (1 mo. USD LIBOR + 2.10%), 11/25/2026(a)(e)	5,591,825	5,579,869
FRTKL, Series 2021-SFR1, Class E2, 2.52%, 09/17/2038(a)	3,250,000	3,257,058
Galton Funding Mortgage Trust, Series 2019-H1, Class B1, 3.89%, 10/25/2059(a)(b)	5,480,000	5,518,146
GCAT Trust,
Series 2019-NQM3, Class B1, 3.95%, 11/25/2059(a)(b)	4,000,000	4,201,078
Series 2020-NQM2, Class M1, 3.59%, 04/25/2065(a)(b)	3,500,000	3,587,063
Series 2021-NQM1, Class M1, 2.32%, 01/25/2066(a)(b)	5,000,000	4,988,394
GS Mortgage Securities Corp. Trust,
Series 2017-SLP, Class E, 4.74%, 10/10/2032(a)(b)	5,050,000	5,045,914
Series 2018-TWR, Class G, 4.02% (1 mo. USD LIBOR + 3.92%), 07/15/2022(a)(e)	3,000,000	2,748,455
GS Mortgage Securities Trust, Series 2017-GS6, Class C, 4.32%, 05/10/2050(b)	2,774,000	3,043,794
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3, 2.35%, 09/27/2060(a)(b)	1,039,737	1,055,243
Home Partners of America Trust, Series 2017-1, Class E, 2.74% (1 mo. USD LIBOR + 2.65%), 07/17/2034(a)(e)	5,000,000	5,015,990
Invitation Homes Trust,
Series 2018-SFR2, Class C, 1.38% (1 mo. USD LIBOR + 1.28%), 06/17/2037(a)(e)	1,249,804	1,253,993
Series 2018-SFR3, Class C, 1.39% (1 mo. USD LIBOR + 1.30%), 07/17/2037(a)(e)	3,684,658	3,698,967
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(a)	6,272,500	6,806,926
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2018-PHH, Class E, 4.06% (1 mo. USD LIBOR + 2.56%), 06/15/2022(a)(e)	2,000,000	807,645
Series 2018-PHH, Class F, 4.66% (1 mo. USD LIBOR + 3.16%), 06/15/2022(a)(e)	2,000,000	546,000
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class C, 4.24%, 07/15/2045(b)	4,760,000	4,941,663

	Principal
	Amount	Value
JPMDB Commercial Mortgage Securities Trust, Series 2020- COR7, Class C, 3.85%, 05/13/2053(b)	$4,779,000	$5,217,194
Life Mortgage Trust, Series 2021-BMR, Class D, 1.50% (1 mo. USD LIBOR + 1.40%), 03/15/2038(a)(e)	5,800,000	5,813,994
MACH 1 Cayman Ltd., Series 2019-1, Class B, 4.34%, 10/15/2039(a)	1,953,845	1,904,144
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, 1.32% (3 mo. USD LIBOR + 1.19%), 10/21/2030(a)(e)	3,000,000	3,002,243
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class D, 3.07%, 02/15/2048(a)	3,200,000	3,128,977
Series 2015-C24, Class D, 3.26%, 07/15/2025(a)	5,000,000	4,908,229
Morgan Stanley Capital I Trust, Series 2018-H4, Class C, 5.24%, 12/15/2051(b)	5,000,000	5,476,821
Motel Trust,
Series 2021-MTL6, Class C, 1.60% (1 mo. USD LIBOR + 1.50%), 09/15/2038(a)(e)	2,750,000	2,761,172
Series 2021-MTL6, Class E, 2.80% (1 mo. USD LIBOR + 2.70%), 09/15/2038(a)(e)	2,920,000	2,927,300
New Residential Mortgage Loan Trust, Series 2021-NQ1R, Class M1, 2.27%, 07/25/2055(a)(b)	2,250,000	2,244,266
OCP CLO Ltd., Series 2017-13A, Class A1A, 1.39% (3 mo. USD LIBOR + 1.26%), 07/15/2030(a)(e)	4,100,000	4,102,152
Octagon Investment Partners 48 Ltd., Series 2020-3A, Class A, 1.63% (3 mo. USD LIBOR + 1.50%), 10/20/2031(a)(e)	6,000,000	6,015,061
OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.39% (3 mo. USD LIBOR + 1.26%), 01/20/2033(a)(e)	2,400,000	2,405,144
Onslow Bay Financial LLC, Series 2021-NQM1, Class M1, 2.22%, 02/25/2066(a)(b)	3,500,000	3,502,767
Progress Residential Trust,
Series 2018-SFR3, Class D, 4.43%, 10/17/2035(a)	7,000,000	7,012,160
Series 2019-SFR1, Class E, 4.47%, 08/17/2035(a)	5,000,000	5,069,875
Series 2021-SFR2, Class E2, 2.65%, 04/19/2038(a)	4,500,000	4,543,126
Series 2021-SFR5, Class E2, 2.36%, 07/17/2038(a)	4,570,000	4,566,922
Residential Mortgage Loan Trust,
Series 2019-3, Class B1, 3.81%, 09/25/2059(a)(b)	3,276,000	3,368,242
Series 2020-2, Class M1, 3.57%, 05/25/2060(a)(b)	5,000,000	5,150,008
Sapphire Aviation Finance II Ltd., Series 2020-1A, Class B, 4.34%, 03/15/2040(a)	3,039,185	2,752,210
Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M, 4.75%, 06/25/2057(a)(b)	3,000,000	3,101,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                     Invesco Income Fund

	Principal
	Amount	Value
Sonic Capital LLC,
Series 2018-1A, Class A2, 4.03%, 02/20/2048(a)	$2,737,588	$2,820,879
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(a)	5,651,109	6,054,569
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(a)	1,370,000	1,377,505
Star Trust, Series 2021-SFR1, Class D, 1.39% (1 mo. USD LIBOR + 1.30%), 04/17/2038(a)(e)	6,665,000	6,669,266
Starwood Mortgage Residential Trust,
Series 2020-2, Class A2, 3.97%, 04/25/2060(a)(b)	4,000,000	4,128,648
Series 2020-3, Class A3, 2.59%, 04/25/2065(a)(b)	3,000,000	3,050,199
Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 1.42% (3 mo. USD LIBOR + 1.29%), 04/18/2033(a)(e)	7,500,000	7,530,168
Textainer Marine Containers Ltd.,
Series 2021-3A, Class B, 2.43%, 08/20/2046(a)	5,000,000	4,975,445
Textainer Marine Containers VII Ltd. (China),
Series 2020-1A, Class B, 4.94%, 08/21/2045(a)	3,583,969	3,710,066
Series 2021-2A, Class B, 2.82%, 04/20/2046(a)	4,866,667	4,949,290
TICP CLO IX Ltd., Series 2017-9A, Class A, 1.27% (3 mo. USD LIBOR + 1.14%), 01/20/2031(a)(e)	7,000,000	7,004,535
TIF Funding II LLC, Series 2021-1A, Class B, 2.54%, 02/20/2046(a)	1,766,365	1,774,365
Tricon American Homes Trust,
Series 2018-SFR1, Class D, 4.17%, 05/17/2037(a)	2,000,000	2,111,095
Series 2020-SFR1, Class D, 2.55%, 07/17/2038(a)	8,900,000	9,075,885
Series 2020-SFR1, Class E, 3.54%, 07/17/2038(a)	1,600,000	1,660,436
Series 2020-SFR2, Class D, 2.28%, 11/17/2039(a)	2,000,000	2,016,667
Verus Securitization Trust,
Series 2020-4, Class A3, 2.32%, 05/25/2065(a)(d)	3,646,076	3,684,997
Series 2020-INV1, Class A3, 3.89%, 03/25/2060(a)(b)	2,800,000	2,922,810
Series 2021-R1, Class M1, 2.34%, 10/25/2063(a)	3,250,000	3,281,127
Series 2021-R2, Class M1, 2.24%, 02/25/2064(a)	4,281,000	4,292,693
Vista Point Securitization Trust,
Series 2020-1, Class M1, 4.15%, 03/25/2065(a)(b)	2,100,000	2,173,358
Series 2020-2, Class A3, 2.50%, 04/25/2065(a)(b)	1,739,914	1,759,306
Series 2020-2, Class M1, 3.40%, 04/25/2065(a)(b)	1,650,000	1,702,608
Voya CLO Ltd. (Cayman Islands),
Series 2014-1A, Class CR2, 2.93% (3 mo. USD LIBOR + 2.80%), 04/18/2031(a)(e)	1,300,000	1,257,552
Series 2020-2A, Class D, 4.38% (3 mo. USD LIBOR + 4.25%), 07/19/2031(a)(e)	4,000,000	4,008,563

	Principal
	Amount	Value
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class D, 3.96%, 12/15/2024(a)(b)	$6,000,000	$5,624,954
Series 2015-NXS2, Class D, 4.44%, 07/15/2025(b)	6,000,000	5,685,068
Series 2017-C39, Class C, 4.12%, 09/15/2050	2,309,000	2,484,309
Series 2017-RC1, Class D, 3.25%, 01/15/2060(a)	4,000,000	3,795,690
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(a)	2,400,000	2,483,893
Total Asset-Backed Securities (Cost $433,684,605)		438,519,429

U.S. Government Sponsored Agency Mortgage-Backed Securities–17.79%
Collateralized Mortgage Obligations–1.43%
Freddie Mac Multifamily Structured Credit Risk,
Series 2021-MN2, Class M1, 1.85%(30 Day Average SOFR + 1.80%), 07/25/2041(a)(e)	4,785,000	4,797,129
Series 2021-MN1, Class M1, 2.05%(30 Day Average SOFR + 2.00%), 01/25/2051(a)(e)	1,676,253	1,686,378
Series 2021-MN1, Class M2, 3.80%(30 Day Average SOFR + 3.75%), 01/25/2051(a)(e)	1,500,000	1,586,403
		8,069,910

Federal Home Loan Mortgage Corp. (FHLMC)–0.01%
9.00%, 04/01/2025	17,139	18,421
9.50%, 04/01/2025	3,595	3,617
6.50%, 06/01/2029 to 08/01/2032	2,938	3,329
7.00%, 03/01/2032 to 05/01/2032	991	1,060
		26,427

Federal National Mortgage Association (FNMA)–0.01%
9.50%, 08/01/2022	1	1
6.00%, 04/01/2024	130	146
6.75%, 07/01/2024	44,736	50,320
6.95%, 07/01/2025 to 10/01/2025	19,982	20,164
6.50%, 01/01/2026 to 10/01/2036	4,304	4,884
7.00%, 06/01/2029 to 02/01/2032	996	1,045
8.00%, 10/01/2029	23	25
		76,585

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                     Invesco Income Fund

	Principal
	Amount	Value
Government National Mortgage Association (GNMA)–5.40%
8.00%, 12/15/2021 to 02/15/2036	$374,189	$425,878
7.00%, 01/15/2023 to 12/15/2036	330,849	347,655
9.50%, 03/15/2023	11	11
6.50%, 07/15/2024 to 09/15/2032	24,811	25,270
6.95%, 07/20/2025 to 11/20/2026	57,237	58,584
8.50%, 01/15/2037	15,006	15,518
TBA, 2.50%, 09/01/2051(f)	28,600,000	29,661,328
		30,534,244

Uniform Mortgage-Backed Securities–10.94%
TBA, 2.50%, 09/01/2051(f)	59,570,000	61,873,684
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $100,442,644)		100,580,850

Agency Credit Risk Transfer Notes–9.67%
Fannie Mae Connecticut Avenue Securities,
Series 2017-C03, Class 1M2, 3.08% (1 mo. USD LIBOR + 3.00%), 10/25/2029(e)	5,759,555	5,919,748
Series 2017-C05, Class 1M2, 2.28% (1 mo. USD LIBOR + 2.20%), 01/25/2030(e)	3,549,898	3,631,234
Series 2018-C02, Class 2M2, 2.28% (1 mo. USD LIBOR + 2.20%), 08/25/2030(e)	895,467	906,166
Series 2018-C03, Class 1M2, 2.23% (1 mo. USD LIBOR + 2.15%), 10/25/2030(e)	3,613,879	3,661,738
Freddie Mac,
Series 2017-HQA2, Class M2, STACR®, 2.73% (1 mo. USD LIBOR + 2.65%), 12/25/2029(e)	918,678	935,902
Series 2018-HQA1, Class M2, STACR®, 2.38% (1 mo. USD LIBOR + 2.30%), 09/25/2030(e)	3,859,521	3,913,314
Series 2018-DNA2, Class M2, STACR®, 2.23% (1 mo. USD LIBOR + 2.15%), 12/25/2030(a)(e)	5,000,000	5,055,741
Series 2021-DNA2, Class M2, STACR®, 2.35% (30 Day Average SOFR + 2.30%), 08/25/2033(a)(e)	6,630,000	6,789,069
Series 2021-DNA5, Class M2, STACR®, 1.70% (30 Day Average SOFR + 1.65%), 01/25/2034(a)(e)	915,000	922,095
Series 2018-HRP2, Class M3, STACR®, 2.48% (1 mo. USD LIBOR + 2.40%), 02/25/2047(a)(e)	5,000,000	5,095,922
Series 2020-DNA5, Class M2, STACR®, 2.85% (30 Day Average SOFR + 2.80%), 10/25/2050(a)(e)	5,000,000	5,060,361
Freddie Mac Multifamily Connecticut Avenue Securities Trust,
Series 2019-01, Class M10, 3.33% (1 mo. USD LIBOR + 3.25%), 10/15/2049(a)(e)	1,333,000	1,346,369
Series 2019-01, Class B10, 5.58% (1 mo. USD LIBOR + 5.50%), 10/15/2049(a)(e)	1,500,000	1,540,470

	Principal
	Amount	Value
Golub Capital Partners CLO 34(M) Ltd., (Cayman Islands), Series 2017- 34A, Class CR, 3.77% (3 mo. USD LIBOR + 3.65%), 03/14/2031(a)(e)	$5,000,000	$5,007,481
Strata CLO I Ltd., (Cayman Islands), Series 2018-1A, Class D, 4.19% (3 mo. USD LIBOR + 4.06%), 01/15/2031(a)(e)	5,000,000	4,929,205
Total Agency Credit Risk Transfer Notes (Cost $53,619,667)		54,714,815

	Shares
Preferred Stocks–5.03%
Mortgage REITs–5.03%
AG Mortgage Investment Trust, Inc., 8.00%, Series C, Pfd.(g) 150,000		3,747,000
Annaly Capital Management, Inc., 6.50%, Series G, Pfd.(g)	150,000	3,865,500
Chimera Investment Corp., 8.00%, Series B, Pfd.(g)	150,000	3,951,000
Dynex Capital, Inc., 6.90%, Series C, Pfd.(g)	160,000	4,200,000
MFA Financial, Inc., 6.50%, Series C, Pfd.(g)	150,000	3,583,500
New Residential Investment Corp., 7.13%, Series B, Pfd.(g)	100,000	2,570,000
PennyMac Mortgage Investment Trust, 8.00%, Series B, Pfd.(g)	100,000	2,709,000
Two Harbors Investment Corp., 7.25%, Series C, Pfd.(g)	150,000	3,816,000
Total Preferred Stocks (Cost $26,090,050)		28,442,000

Common Stocks & Other Equity Interests–0.98%
Mortgage REITs–0.98%
New Residential Investment Corp.	100,000	1,092,000
New York Mortgage Trust, Inc.	630,000	2,784,600
PennyMac Mortgage Investment Trust	85,000	1,649,850
Total Common Stocks & Other Equity Interests (Cost $7,418,334)		5,526,450

	Principal
	Amount
U.S. Dollar Denominated Bonds & Notes–0.72%
Diversified Banks–0.23%
Lloyds Banking Group PLC (United Kingdom), 7.50%(g)(h)	$1,110,000	1,284,677

Diversified Capital Markets–0.49%
Credit Suisse Group AG (Switzerland), 7.25%(a)(g)(h)	2,500,000	2,806,625
Total U.S. Dollar Denominated Bonds & Notes (Cost $3,628,750)		4,091,302

U.S. Treasury Securities–0.35%
U.S. Treasury Bills–0.35%
0.05%, 02/17/2022 (Cost $1,979,568)(i)(j)	1,980,000	1,979,581

	Shares
Exchange-Traded Funds–0.18%
Invesco High Yield Bond Factor ETF (Cost $ 996,450)(k)	39,000	1,005,225

Money Market Funds–5.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(k)(l)	16,958,703	16,958,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Income Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 0.01%(k)(l)	11,305,802	$11,305,802

Total Money Market Funds (Cost $28,264,505)		28,264,505

TOTAL INVESTMENTS IN SECURITIES–117.27% (Cost $656,124,573)		663,124,157

OTHER ASSETS LESS LIABILITIES–(17.27)%		(97,636,673)

NET ASSETS–100.00%		$565,487,484

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
ETF	– Exchange-Traded Fund
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
STACR® – Structured Agency Credit Risk
TBA	– To Be Announced
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $414,015,041, which represented 73.21% of the Fund’s Net Assets.

(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2021.

(c)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2021.

(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(f)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1O.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	Perpetual bond with no specified maturity date.
(i)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1M and Note 1N.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2021.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Invesco High Yield Bond Factor ETF	$-	$996,450	$-	$8,775	$-	$1,005,225	$22,037
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	32,800,718	86,470,221	(102,312,236)	-	-	16,958,703	2,433
Invesco Treasury Portfolio, Institutional Class	21,867,146	57,646,814	(68,208,158)	-	-	11,305,802	597
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	6,752,725	(6,752,725)	-	-	-	20	*
Invesco Private Prime Fund	-	10,652,834	(10,652,834)	-	-	-	312	*
Total	$54,667,864	$162,519,044	$(187,925,953)	$8,775	$-	$29,269,730	$25,399

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(l)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Income Fund

Open Futures Contracts

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 10 Year Notes	391	December-2021	$(52,180,172)	$(183,281)	$(183,281)

U.S. Treasury 10 Year Ultra Notes	294	December-2021	(43,516,593)	(178,710)	(178,710)

U.S. Treasury Long Bond	73	December-2021	(11,896,719)	(38,781)	(38,781)

U.S. Treasury Ultra Bonds	56	December-2021	(11,047,750)	(76,563)	(76,563)

Total Futures Contracts				$(477,335)	$(477,335)

		Open Over-The-Counter Credit Default Swap Agreements

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Merrill Lynch	Markit CMBX North America A
International	Index, Series 12, Version 1	Sell	2.00%	Monthly	08/17/2061	1.9088%	USD 10,000,000	$72,806	$58,719	$(14,087)

(a)

Implied credit spreads represent the current level, as of August 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

USD –U.S. Dollar

Portfolio Composition

By security type, based on Total Investments

as of August 31, 2021

Asset-Backed Securities	66.1%

U.S. Government Sponsored Agency Mortgage-Backed Securities	15.2

Agency Credit Risk Transfer Notes	8.2

Preferred Stocks	4.3

Money Market Funds	4.3

Security Type, each less than 1% of Total Investments	1.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Income Fund

Statement of Assets and Liabilities

August 31, 2021

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $626,863,618)	$633,854,427

Investments in affiliates, at value (Cost $29,260,955)	29,269,730

Other investments:
Variation margin receivable – futures contracts	204,639

Swaps receivable – OTC	3,889

Premiums paid on swap agreements – OTC	72,806

Foreign currencies, at value (Cost $962)	958

Receivable for:
Fund shares sold	107,149

Dividends	186,459

Interest	1,319,288

Investment for trustee deferred compensation and retirement plans	241,018

Other assets	77,812

Total assets	665,338,175

Liabilities:
Other investments:
Unrealized depreciation on swap agreements–OTC	14,087

Payable for:
Investments purchased	98,682,857

Dividends	131,094

Fund shares reacquired	356,300

Accrued fees to affiliates	275,980

Accrued trustees’ and officers’ fees and benefits	1,431

Accrued other operating expenses	133,333

Trustee deferred compensation and retirement plans	255,609

Total liabilities	99,850,691

Net assets applicable to shares outstanding	$565,487,484

Net assets consist of:
Shares of beneficial interest	$607,840,168

Distributable earnings (loss)	(42,352,684)

$565,487,484

Net Assets:
Class A	$325,726,007

Class C	$6,925,420

Class R	$4,251,787

Class Y	$39,703,147

Investor Class	$18,954,005

Class R5	$455,531

Class R6	$169,471,587

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	40,775,846

Class C	866,494

Class R	531,911

Class Y	4,962,303

Investor Class	2,368,934

Class R5	56,978

Class R6	21,237,367

Class A:
Net asset value per share	$7.99

Maximum offering price per share (Net asset value of $7.99 ÷ 95.75%)	$8.34

Class C:
Net asset value and offering price per share	$7.99

Class R:
Net asset value and offering price per share	$7.99

Class Y:
Net asset value and offering price per share	$8.00

Investor Class:
Net asset value and offering price per share	$8.00

Class R5:
Net asset value and offering price per share	$7.99

Class R6:
Net asset value and offering price per share	$7.98

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Income Fund

Statement of Operations

For the six months ended August 31, 2021

(Unaudited)

Investment income:
Interest	$9,026,343

Dividends	1,603,449

Dividends from affiliated money market funds (includes securities lending income of $3,729)	28,796

Total investment income	10,658,588

Expenses:
Advisory fees	1,257,338

Administrative services fees	44,911

Custodian fees	8,507

Distribution fees:
Class A	417,350

Class C	31,757

Class R	10,215

Investor Class	15,663

Transfer agent fees – A, C, R, Y and Investor	368,069

Transfer agent fees – R5	27

Trustees’ and officers’ fees and benefits	13,914

Registration and filing fees	51,119

Reports to shareholders	30,121

Professional services fees	28,550

Other	10,027

Total expenses	2,287,568

Less: Fees waived and/or expense offset arrangement(s)	(1,864)

Net expenses	2,285,704

Net investment income	8,372,884

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	528,571

Futures contracts	826,963

Swap agreements	(61,801)

1,293,733

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	4,977,561

Affiliated investment securities	8,775

Foreign currencies	(21)

Futures contracts	(2,390,525)

Swap agreements	343,092

2,938,882

Net realized and unrealized gain	4,232,615

Net increase in net assets resulting from operations	$12,605,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Income Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2021 and the year ended February 28, 2021

(Unaudited)

	August 31,	February 28,
	2021	2021

Operations:
Net investment income	$8,372,884	$17,040,907

Net realized gain (loss)	1,293,733	(5,350,941)

Change in net unrealized appreciation (depreciation)	2,938,882	(11,003,510)

Net increase in net assets resulting from operations	12,605,499	686,456

Distributions to shareholders from distributable earnings:
Class A	(4,833,618)	(13,360,948)

Class C	(68,044)	(235,881)

Class R	(55,631)	(129,518)

Class Y	(617,680)	(979,490)

Investor Class	(289,816)	(812,329)

Class R5	(6,907)	(18,061)

Class R6	(3,095,433)	(5,455,684)

Total distributions from distributable earnings	(8,967,129)	(20,991,911)

Return of capital:
Class A	–	(239,615)

Class C	–	(4,230)

Class R	–	(2,323)

Class Y	–	(17,566)

Investor Class	–	(14,569)

Class R5	–	(324)

Class R6	–	(97,842)

Total return of capital	–	(376,469)

Total distributions	(8,967,129)	(21,368,380)

Share transactions–net:
Class A	(12,645,059)	(31,361,922)

Class C	1,401,365	(2,933,812)

Class R	396,778	(159,887)

Class Y	(10,126,515)	38,035,058

Investor Class	(720,954)	(2,926,497)

Class R5	65,007	(74,157)

Class R6	(58,926,936)	207,578,458

Net increase (decrease) in net assets resulting from share transactions	(80,556,314)	208,157,241

Net increase (decrease) in net assets	(76,917,944)	187,475,317

Net assets:
Beginning of period	642,405,428	454,930,111

End of period	$565,487,484	$642,405,428

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco Income Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

														Ratio of		Ratio of
														expenses		expenses
				Net gains										to average		to average net
				(losses)										net assets		assets without		Ratio of net
	Net asset			on securities			Dividends							with fee waivers		fee waivers		investment
	value,	Net		(both		Total from	from net			Net asset			Net assets,	and/or		and/or		income
	beginning	investment		realized and		investment	investment	Return of	Total	value, end	Total		end of period	expenses		expenses		to average		Portfolio
	of period	income(a)		unrealized)		operations	income	capital	distributions	of period	return (b)		(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Class A
Six months ended 08/31/21	$7.94	$0.11		$0.06		$0.17	$(0.12)	$–	$(0.12)	$7.99	2.11%		$325,726	0.92	%(d)	0.92	%(d)	2.70	%(d)	132%
Year ended 02/28/21	8.68	0.23		(0.66)		(0.43)	(0.30)	(0.01)	(0.31)	7.94	(4.62)		336,319	0.97		0.97		3.16		276
Year ended 02/29/20	8.51	0.35		0.22		0.57	(0.40)	–	(0.40)	8.68	6.75		405,061	1.00		1.00		4.08		97
Year ended 02/28/19	8.65	0.27	(e)	(0.13)		0.14	(0.28)	–	(0.28)	8.51	1.66		424,003	1.01		1.08		3.12	(e)	119	(e)
Year ended 02/28/18	8.84	0.12		(0.15)		(0.03)	(0.16)	–	(0.16)	8.65	(0.34)		482,902	0.98		0.98		1.34		25
Year ended 02/28/17	9.02	0.11		(0.12	)(f)	(0.01)	(0.17)	–	(0.17)	8.84	(0.15	)(f)	559,388	0.97		0.97		1.25		30
Class C
Six months ended 08/31/21	7.94	0.08		0.06		0.14	(0.09)	–	(0.09)	7.99	1.72		6,925	1.67	(d)	1.67	(d)	1.95	(d)	132
Year ended 02/28/21	8.68	0.18		(0.67)		(0.49)	(0.25)	(0.00)	(0.25)	7.94	(5.35)		5,489	1.72		1.72		2.41		276
Year ended 02/29/20	8.50	0.29		0.22		0.51	(0.33)	–	(0.33)	8.68	6.09		9,556	1.75		1.75		3.33		97
Year ended 02/28/19	8.65	0.20	(e)	(0.13)		0.07	(0.22)	–	(0.22)	8.50	0.78		9,862	1.76		1.83		2.37	(e)	119	(e)
Year ended 02/28/18	8.83	0.05		(0.13)		(0.08)	(0.10)	–	(0.10)	8.65	(0.97)		30,223	1.73		1.73		0.59		25
Year ended 02/28/17	9.02	0.04		(0.13	)(f)	(0.09)	(0.10)	–	(0.10)	8.83	(1.00	)(f)	40,481	1.72		1.72		0.50		30
Class R
Six months ended 08/31/21	7.95	0.10		0.05		0.15	(0.11)	–	(0.11)	7.99	1.89		4,252	1.17	(d)	1.17	(d)	2.45	(d)	132
Year ended 02/28/21	8.69	0.22		(0.67)		(0.45)	(0.28)	(0.01)	(0.29)	7.95	(4.85)		3,832	1.22		1.22		2.91		276
Year ended 02/29/20	8.52	0.33		0.21		0.54	(0.37)	–	(0.37)	8.69	6.48		4,443	1.25		1.25		3.83		97
Year ended 02/28/19	8.66	0.25	(e)	(0.13)		0.12	(0.26)	–	(0.26)	8.52	1.41		5,557	1.26		1.33		2.87	(e)	119	(e)
Year ended 02/28/18	8.85	0.10		(0.15)		(0.05)	(0.14)	–	(0.14)	8.66	(0.58)		5,427	1.23		1.23		1.09		25
Year ended 02/28/17	9.03	0.09		(0.12	)(f)	(0.03)	(0.15)	–	(0.15)	8.85	(0.39	)(f)	6,219	1.22		1.22		1.00		30
Class Y
Six months ended 08/31/21	7.95	0.12		0.06		0.18	(0.13)	–	(0.13)	8.00	2.23		39,703	0.67	(d)	0.67	(d)	2.95	(d)	132
Year ended 02/28/21	8.69	0.26		(0.67)		(0.41)	(0.32)	(0.01)	(0.33)	7.95	(4.37)		49,578	0.72		0.72		3.41		276
Year ended 02/29/20	8.52	0.38		0.21		0.59	(0.42)	–	(0.42)	8.69	7.02		10,540	0.75		0.75		4.33		97
Year ended 02/28/19	8.67	0.29	(e)	(0.14)		0.15	(0.30)	–	(0.30)	8.52	1.80		9,674	0.76		0.83		3.37	(e)	119	(e)
Year ended 02/28/18	8.86	0.14		(0.15)		(0.01)	(0.18)	–	(0.18)	8.67	(0.08)		10,671	0.73		0.73		1.59		25
Year ended 02/28/17	9.04	0.14		(0.13	)(f)	0.01	(0.19)	–	(0.19)	8.86	0.11	(f)	12,554	0.72		0.72		1.50		30
Investor Class
Six months ended 08/31/21	7.95	0.11		0.06		0.17	(0.12)	–	(0.12)	8.00	2.14	(g)	18,954	0.83	(d)(g)	0.83	(d)(g)	2.79	(d)(g)	132
Year ended 02/28/21	8.69	0.24		(0.67)		(0.43)	(0.30)	(0.01)	(0.31)	7.95	(4.55	)(g)	19,552	0.89	(g)	0.89	(g)	3.24	(g)	276
Year ended 02/29/20	8.52	0.36		0.21		0.57	(0.40)	–	(0.40)	8.69	6.81	(g)	24,787	0.93	(g)	0.93	(g)	4.15	(g)	97
Year ended 02/28/19	8.66	0.27	(e)	(0.13)		0.14	(0.28)	–	(0.28)	8.52	1.71	(g)	25,692	0.95	(g)	1.02	(g)	3.18	(e)(g)	119	(e)
Year ended 02/28/18	8.85	0.12		(0.14)		(0.02)	(0.17)	–	(0.17)	8.66	(0.29	)(g)	30,085	0.96	(g)	0.96	(g)	1.36	(g)	25
Year ended 02/28/17	9.03	0.12		(0.13	)(f)	(0.01)	(0.17)	–	(0.17)	8.85	(0.12	)(f)(g)	35,471	0.92	(g)	0.92	(g)	1.30	(g)	30
Class R5
Six months ended 08/31/21	7.94	0.13		0.05		0.18	(0.13)	–	(0.13)	7.99	2.28		456	0.50	(d)	0.50	(d)	3.12	(d)	132
Year ended 02/28/21	8.68	0.26		(0.67)		(0.41)	(0.32)	(0.01)	(0.33)	7.94	(4.26)		388	0.57		0.57		3.56		276
Year ended 02/29/20	8.51	0.38		0.22		0.60	(0.43)	–	(0.43)	8.68	7.11		508	0.64		0.64		4.44		97
Year ended 02/28/19	8.66	0.30	(e)	(0.14)		0.16	(0.31)	–	(0.31)	8.51	1.87		946	0.70		0.73		3.43	(e)	119	(e)
Year ended 02/28/18	8.85	0.15		(0.14)		0.01	(0.20)	–	(0.20)	8.66	0.04		615	0.58		0.58		1.74		25
Year ended 02/28/17	9.03	0.14		(0.12	)(f)	0.02	(0.20)	–	(0.20)	8.85	0.20	(f)	1,093	0.62		0.62		1.60		30
Class R6
Six months ended 08/31/21	7.93	0.13		0.05		0.18	(0.13)	–	(0.13)	7.98	2.33		169,472	0.49	(d)	0.49	(d)	3.13	(d)	132
Year ended 02/28/21	8.67	0.27		(0.67)		(0.40)	(0.33)	(0.01)	(0.34)	7.93	(4.23)		227,247	0.52		0.52		3.61		276
Year ended 02/29/20	8.51	0.39		0.20		0.59	(0.43)	–	(0.43)	8.67	7.00		36	0.63		0.63		4.45		97
Year ended 02/28/19	8.66	0.30	(e)	(0.14)		0.16	(0.31)	–	(0.31)	8.51	1.88		42	0.69		0.70		3.44	(e)	119	(e)
Period ended 02/28/18(h)	8.84	0.14		(0.14)		(0.00)	(0.18)	–	(0.18)	8.66	(0.03)		6,663	0.57	(d)	0.57	(d)	1.75	(d)	25

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

Effective July 26, 2018, the Fund modified certain investment policies utilized in achieving its investment objective throughout the period. The Fund’s net investment income and portfolio turnover have increased significantly due to the realignment of the Fund’s portfolio of investments as a result of these changes.

(f)

Includes litigation proceeds received during the period. Had the litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.17), $(0.18), $(0.17), $(0.18), $(0.18) and $(0.17) for Class A, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower.

(g)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.16%, 0.17%, 0.19%, 0.19%, 0.23% and 0.21% for the six months ended August 31, 2021 and years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, respectively.

(h)	Commencement date of April 4, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                     Invesco Income Fund

Notes to Financial Statements

August 31, 2021

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Income Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income, and secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

15                     Invesco Income Fund

on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Commercial Mortgage-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from unaffiliated investment securities and Change in net unrealized appreciation (depreciation)of unaffiliated investment securities, respectively.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest

16                     Invesco Income Fund

generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

17                     Invesco Income Fund

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

P.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

R.

Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

18                     Invesco Income Fund

CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

S.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $200 million	0.500%

Next $300 million	0.400%

Next $500 million	0.350%

Next $19.5 billion	0.300%

Over $20.5 billion	0.240%

For the six months ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.43%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

19                     Invesco Income Fund

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2021, the Adviser waived advisory fees of $247.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2021, IDI advised the Fund that IDI retained $7,557 in front-end sales commissions from the sale of Class A shares and $207 and $386 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Securities	$–	$438,519,429	$–	$438,519,429

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	100,580,850	–	100,580,850

Agency Credit Risk Transfer Notes	–	54,714,815	–	54,714,815

Preferred Stocks	28,442,000	–	–	28,442,000

Common Stocks & Other Equity Interests	5,526,450	–	–	5,526,450

U.S. Dollar Denominated Bonds & Notes	–	4,091,302	–	4,091,302

U.S. Treasury Securities	–	1,979,581	–	1,979,581

Exchange-Traded Funds	1,005,225	–	–	1,005,225

Money Market Funds	28,264,505	–	–	28,264,505

Total Investments in Securities	63,238,180	599,885,977	–	663,124,157

Other Investments - Liabilities*

Futures Contracts	(477,335)	–	–	(477,335)

Swap Agreements	–	(14,087)	–	(14,087)

Total Other Investments	(477,335)	(14,087)	–	(491,422)

Total Investments	$62,760,845	$599,871,890	$–	$662,632,735

*	Unrealized appreciation (depreciation).

20                     Invesco Income Fund

NOTE	4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

	Value

	Credit	Interest
Derivative Liabilities	Risk	Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(477,335)	$(477,335)

Unrealized depreciation on swap agreements – OTC	(14,087)	-	(14,087)

Total Derivative Liabilities	(14,087)	(477,335)	(491,422)

Derivatives not subject to master netting agreements	-	477,335	477,335

Total Derivative Liabilities subject to master netting agreements	$(14,087)	$-	$(14,087)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreement	Swap Agreement	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Merrill Lynch International	$76,695	$(14,087)	$62,608	$–	$–	$62,608

Effect of Derivative Investments for the six months ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$-	$826,963	$826,963

Swap agreements	(61,801)	-	(61,801)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	-	(2,390,525)	(2,390,525)

Swap agreements	343,092	-	343,092

Total	$281,291	$(1,563,562)	$(1,282,271)

The table below summarizes the average notional value of derivatives held during the period.

	Futures	Swap
	Contracts	Agreements

Average notional value	$119,746,883	$21,666,667

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,617.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

21                     Invesco Income Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$14,724,415	$32,686,721	$47,411,136

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2021 was $77,180,590 and $126,262,031, respectively. Cost of investments, including any derivatives, on a tax    basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$11,969,725

Aggregate unrealized (depreciation) of investments	(7,443,333)

Net unrealized appreciation of investments	$4,526,392

Cost of investments for tax purposes is $ 658,106,343.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2021(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	1,062,417	$8,473,039	2,226,448	$16,564,185

Class C	305,272	2,436,383	320,565	2,429,814

Class R	81,828	653,103	174,836	1,301,117

Class Y	683,334	5,464,708	5,982,713	45,144,577

Investor Class	136,402	1,087,614	259,252	1,966,461

Class R5	8,289	66,193	18,795	137,686

Class R6	1,099,268	8,742,275	29,040,117	210,551,966

Issued as reinvestment of dividends:
Class A	527,999	4,214,741	1,607,668	11,729,640

Class C	7,574	60,489	27,388	198,770

Class R	6,960	55,588	17,923	130,650

Class Y	51,271	409,977	79,902	600,249

Investor Class	33,976	271,612	108,678	793,219

Class R5	845	6,747	2,466	17,939

Class R6	388,218	3,095,293	725,842	5,553,111

Automatic conversion of Class C shares to Class A shares:
Class A	38,847	309,954	234,191	1,778,837

Class C	(38,843)	(309,954)	(234,132)	(1,778,837)

22                     Invesco Income Fund

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2021(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(3,214,889)	$(25,642,793)	(8,378,628)	$(61,434,584)

Class C	(98,428)	(785,553)	(523,859)	(3,783,559)

Class R	(39,093)	(311,913)	(221,744)	(1,591,654)

Class Y	(2,007,007)	(16,001,200)	(1,040,220)	(7,709,768)

Investor Class	(260,388)	(2,080,180)	(761,076)	(5,686,177)

Class R5	(995)	(7,933)	(30,899)	(229,782)

Class R6	(8,898,943)	(70,764,504)	(1,121,320)	(8,526,619)

Net increase (decrease) in share activity	(10,126,086)	$(80,556,314)	28,514,906	$208,157,241

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 28% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

23                     Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/21)	(08/31/21)[1]	Period[2]	(08/31/21)	Period[2]	Ratio
Class A	$1,000.00	$1,021.10	$4.69	$1,020.57	$4.69	0.92%
Class C	1,000.00	1,017.20	8.49	1,016.79	8.49	1.67
Class R	1,000.00	1,018.90	5.95	1,019.31	5.96	1.17
Class Y	1,000.00	1,022.30	3.42	1,021.83	3.41	0.67
Investor Class	1,000.00	1,021.40	4.23	1,021.02	4.23	0.83
Class R5	1,000.00	1,022.80	2.55	1,022.68	2.55	0.50
Class R6	1,000.00	1,023.30	2.50	1,022.74	2.50	0.49

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                     Invesco Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over the multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile for the one, three and five year periods. The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund had changed its name, investment strategy and index as of July 26, 2018 and that the performance results prior to the 2018 calendar year were with respect to the Fund’s prior investment strategy. As a result, the Board did not consider performance results prior to 2018 to be particularly relevant. The Board discussed contributors to and detractors from Fund performance for periods after 2018 which reflect the Fund’s utilization of its current strategy. The Board noted that allocation to and security selection within certain structured credit sectors and industries detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

25                     Invesco Income Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated

Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the

Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26                     Invesco Income Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	INC-SAR-1

Semiannual Report to Shareholders	August 31, 2021

Invesco Intermediate Bond Factor Fund
Nasdaq:
A: OFIAX ∎ C: OFICX ∎ R: OFINX ∎ Y: OFIYX ∎ R5: IOTEX ∎ R6: OFIIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
14	Financial Statements
17	Financial Highlights
18	Notes to Financial Statements
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/21 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.81%
Class C Shares	1.43
Class R Shares	1.60
Class Y Shares	1.94
Class R5 Shares	1.85
Class R6 Shares	1.94
Bloomberg U.S. Aggregate Bond Index▼	1.49

Source(s): ▼RIMES Technologies Corp.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting
invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder”
to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Intermediate Bond Factor Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (8/2/10)	4.31%
10 Years	4.10
5 Years	2.44
1 Year	-3.04

Class C Shares
Inception (8/2/10)	4.11%
10 Years	3.89
5 Years	2.50
1 Year	-0.51

Class R Shares
Inception (8/2/10)	4.40%
10 Years	4.25
5 Years	3.00
1 Year	0.91

Class Y Shares
Inception (8/2/10)	4.95%
10 Years	4.81
5 Years	3.62
1 Year	1.46

Class R5 Shares
10 Years	4.60%
5 Years	3.42
1 Year	1.46

Class R6 Shares
Inception (11/28/12)	3.96%
5 Years	3.68
1 Year	1.46

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Intermediate Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Intermediate Income Fund. The Fund was subsequently renamed the Invesco Intermediate Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous past performance investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Intermediate Bond Factor Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Intermediate Bond Factor Fund

Schedule of Investments(a)

August 31, 2021

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–49.51%
Advertising–0.11%
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/2024	$200,000	$ 216,969

Aerospace & Defense–1.00%
Boeing Co. (The), 3.10%, 05/01/2026	725,000	769,458
Hexcel Corp., 4.20%, 02/15/2027	370,000	405,546
Raytheon Technologies Corp., 3.50%, 03/15/2027	292,000	322,959
Rockwell Collins, Inc., 3.20%, 03/15/2024	441,000	468,723
		1,966,686

Agricultural & Farm Machinery–0.22%
CNH Industrial N.V. (United Kingdom), 4.50%, 08/15/2023	400,000	429,005

Agricultural Products–0.30%
Bunge Ltd. Finance Corp., 3.25%, 08/15/2026	553,000	599,453

Air Freight & Logistics–0.80%
FedEx Corp., 4.75%, 11/15/2045	600,000	757,715
4.55%, 04/01/2046	668,000	820,567
		1,578,282

Airlines–0.62%
Delta Air Lines, Inc., 3.80%, 04/19/2023	17,000	17,623
2.90%, 10/28/2024	69,000	70,344
3.75%, 10/28/2029	38,000	38,600
Southwest Airlines Co., 3.00%, 11/15/2026	500,000	534,417
Spirit Airlines Pass-Through Trust, Series 2015-1A, 4.10%, 10/01/2029	97,805	102,850
United Airlines Pass-Through Trust, Series 2019-1, Class AA, 4.15%, 08/25/2031	408,089	446,949
		1,210,783

Apparel Retail–0.77%
TJX Cos., Inc. (The), 3.88%, 04/15/2030	1,312,000	1,518,250

Asset Management & Custody Banks–0.47%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	106,000	115,201
Ameriprise Financial, Inc., 4.00%, 10/15/2023	241,000	259,077
FS KKR Capital Corp., 4.13%, 02/01/2025	119,000	126,603
Golub Capital BDC, Inc., 3.38%, 04/15/2024	240,000	252,043

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Main Street Capital Corp., 5.20%, 05/01/2024	$150,000	$ 162,871
		915,795

Automobile Manufacturers–1.34%
American Honda Finance Corp., 3.50%, 02/15/2028	848,000	944,035
Ford Motor Co., 4.75%, 01/15/2043	100,000	108,003
Ford Motor Credit Co. LLC, 3.09%, 01/09/2023	385,000	392,700
General Motors Co., 6.60%, 04/01/2036	100,000	136,929
5.15%, 04/01/2038	49,000	59,188
6.25%, 10/02/2043	403,000	552,622
6.75%, 04/01/2046	259,000	375,381
5.95%, 04/01/2049	44,000	60,020
		2,628,878

Biotechnology–0.44%
AbbVie, Inc., 2.95%, 11/21/2026	117,000	126,161
Amgen, Inc., 3.63%, 05/22/2024	425,000	456,299
2.20%, 02/21/2027	17,000	17,727
Gilead Sciences, Inc., 3.70%, 04/01/2024	250,000	268,072
		868,259

Brewers–0.41%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	262,000	441,356
Molson Coors Beverage Co., 5.00%, 05/01/2042	165,000	205,682
4.20%, 07/15/2046	140,000	158,462
		805,500

Broadcasting–0.40%
Discovery Communications LLC, 4.13%, 05/15/2029	289,000	326,627
ViacomCBS, Inc., 4.75%, 05/15/2025	400,000	451,166
		777,793

Building Products–0.05%
Owens Corning, 7.00%, 12/01/2036	62,000	90,701

Cable & Satellite–1.36%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 5.05%, 03/30/2029	419,000	496,649
5.13%, 07/01/2049	50,000	60,176
Comcast Corp., 3.60%, 03/01/2024	403,000	433,723
Grupo Televisa S.A.B. (Mexico), 4.63%, 01/30/2026	450,000	501,835

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Time Warner Cable LLC, 7.30%, 07/01/2038	$106,000	$ 154,597
5.50%, 09/01/2041	408,000	510,464
4.50%, 09/15/2042	420,000	470,607
Time Warner Entertainment Co. L.P., 8.38%, 07/15/2033	35,000	52,170
		2,680,221

Commodity Chemicals–0.02%
Westlake Chemical Corp., 5.00%, 08/15/2046	27,000	34,442

Communications Equipment–0.02%
Juniper Networks, Inc., 5.95%, 03/15/2041	14,000	18,941
Motorola Solutions, Inc., 5.50%, 09/01/2044	14,000	18,437
		37,378

Computer & Electronics Retail–0.40%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	400,000	478,003
8.10%, 07/15/2036	52,000	79,852
8.35%, 07/15/2046	140,000	230,150
		788,005

Construction & Engineering–0.08%
Fluor Corp., 3.50%, 12/15/2024	32,000	33,671
4.25%, 09/15/2028	38,000	39,856
Valmont Industries, Inc., 5.25%, 10/01/2054	73,000	93,696
		167,223

Construction Machinery & Heavy Trucks–0.84%
Caterpillar Financial Services Corp., 3.25%, 12/01/2024	637,000	694,366
Cummins, Inc., 3.65%, 10/01/2023	479,000	508,266
nVent Finance S.a.r.l. (United Kingdom), 4.55%, 04/15/2028	400,000	444,607
		1,647,239

Consumer Finance–0.77%
Ally Financial, Inc., 8.00%, 11/01/2031	218,000	319,939
American Express Co., 3.40%, 02/22/2024	350,000	373,812
3.00%, 10/30/2024	75,000	80,313
Capital One Bank USA N.A., 3.38%, 02/15/2023	250,000	260,638
Capital One Financial Corp., 3.75%, 04/24/2024	453,000	487,799
		1,522,501

Distillers & Vintners–0.50%
Diageo Capital PLC (United Kingdom), 2.13%, 10/24/2024	574,000	600,343
3.88%, 05/18/2028	330,000	378,189
		978,532

	Principal Amount	Value
Diversified Banks–7.38%
Banco Santander S.A. (Spain), 5.18%, 11/19/2025	$600,000	$ 687,382
4.25%, 04/11/2027	400,000	453,457
4.38%, 04/12/2028	200,000	229,727
Bancolombia S.A. (Colombia), 3.00%, 01/29/2025	213,000	216,971
Bank of America Corp., 4.45%, 03/03/2026	430,000	485,287
1.32%, 06/19/2026(b)	405,000	406,451
3.56%, 04/23/2027(b)	221,000	242,576
Series DD, 6.30%(b)(c)	257,000	299,958
Bank of America N.A., 3.34%, 01/25/2023(b)	427,000	432,195
Bank of Montreal (Canada), 3.80%, 12/15/2032(b)	300,000	331,947
Barclays Bank PLC (United Kingdom), 3.75%, 05/15/2024	240,000	260,374
Barclays PLC (United Kingdom), 5.20%, 05/12/2026	284,000	327,005
3.56%, 09/23/2035(b)	400,000	418,322
7.88%(b)(c)(d)	75,000	77,526
8.00%(b)(c)	94,000	106,866
BPCE S.A. (France), 4.50%, 03/15/2025(d)	195,000	215,741
Citigroup, Inc., 4.04%, 06/01/2024(b)	300,000	318,307
3.67%, 07/24/2028(b)	100,000	110,910
8.13%, 07/15/2039	200,000	345,376
Cooperatieve Rabobank U.A. (Netherlands), 3.95%, 11/09/2022	900,000	937,622
HSBC Bank USA N.A., 5.88%, 11/01/2034	700,000	923,631
HSBC Holdings PLC (United Kingdom), 4.25%, 03/14/2024	454,000	489,775
3.95%, 05/18/2024(b)	300,000	317,286
4.29%, 09/12/2026(b)	325,000	361,189
4.58%, 06/19/2029(b)	165,000	190,777
6.10%, 01/14/2042	342,000	505,223
JPMorgan Chase & Co., 3.80%, 07/23/2024(b)	258,000	273,864
3.88%, 09/10/2024	502,000	546,676
7.75%, 07/15/2025	250,000	310,936
Lloyds Banking Group PLC (United Kingdom), 4.50%, 11/04/2024	350,000	386,717
4.45%, 05/08/2025	755,000	844,319
3.87%, 07/09/2025(b)	201,000	217,754
3.75%, 01/11/2027	375,000	416,054
National Australia Bank Ltd. (Australia), 2.50%, 07/12/2026	250,000	266,670
Sumitomo Mitsui Financial Group, Inc. (Japan), 2.35%, 01/15/2025	200,000	208,910
Svenska Handelsbanken AB (Sweden), 3.90%, 11/20/2023	474,000	511,764
U.S. Bancorp, Series W, 3.10%, 04/27/2026	160,000	174,294
Westpac Banking Corp. (Australia), 3.30%, 02/26/2024	147,000	157,389
2.85%, 05/13/2026	451,000	489,068
		14,496,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Diversified Capital Markets–0.36%
Credit Suisse Group AG (Switzerland), 3.87%, 01/12/2029(b)(d)	$189,000	$ 209,163
Deutsche Bank AG (Germany), 3.95%, 02/27/2023	343,000	359,729
UBS Group AG (Switzerland), 7.00%(b)(c)(d)	125,000	137,123
		706,015

Diversified Chemicals–0.03%
Dow Chemical Co. (The), 9.40%, 05/15/2039	32,000	58,807

Diversified REITs–0.02%
CyrusOne L.P./CyrusOne Finance Corp., 3.45%, 11/15/2029	33,000	34,711

Drug Retail–0.15%
Walgreens Boots Alliance, Inc., 4.80%, 11/18/2044	245,000	299,105

Education Services–0.02%
California Institute of Technology, 4.70%, 11/01/2111	27,000	39,810

Electric Utilities–3.21%
AEP Texas, Inc., 3.95%, 06/01/2028(d)	806,000	910,509
Duke Energy Corp., 3.75%, 04/15/2024	290,000	311,304
Edison International, 5.75%, 06/15/2027	150,000	171,573
4.13%, 03/15/2028	228,000	244,213
EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(d)	349,000	374,210
Eversource Energy, Series L, 2.90%, 10/01/2024	230,000	244,077
ITC Holdings Corp., 5.30%, 07/01/2043	323,000	433,022
National Grid USA, 5.80%, 04/01/2035	146,000	183,430
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/2079(b)	235,000	275,821
Oglethorpe Power Corp., 5.95%, 11/01/2039	374,000	512,628
Southern California Edison Co., 6.65%, 04/01/2029	500,000	620,494
6.00%, 01/15/2034	168,000	222,937
Southern Power Co., 5.15%, 09/15/2041	435,000	543,411
Union Electric Co., 8.45%, 03/15/2039	400,000	690,020
Virginia Electric & Power Co., 8.88%, 11/15/2038	316,000	568,040
		6,305,689

Electronic Components–0.18%
Amphenol Corp., 3.20%, 04/01/2024	111,000	117,514
Corning, Inc., 5.35%, 11/15/2048	50,000	69,799
5.85%, 11/15/2068	110,000	165,648
		352,961

	Principal Amount	Value
Fertilizers & Agricultural Chemicals–0.03%
Mosaic Co. (The), 5.45%, 11/15/2033	$19,000	$ 24,119
5.63%, 11/15/2043	24,000	31,961
		56,080

Health Care Equipment–0.19%
Baxter International, Inc., 3.95%, 04/01/2030	318,000	366,949

Health Care Facilities–1.06%
CommonSpirit Health, 1.55%, 10/01/2025	314,000	318,245
3.35%, 10/01/2029	375,000	407,578
HCA, Inc., 5.25%, 04/15/2025	197,000	224,958
5.25%, 06/15/2049	300,000	392,357
SSM Health Care Corp., Series 2018, 3.69%, 06/01/2023	715,000	750,277
		2,093,415

Health Care REITs–0.34%
Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	615,000	634,930
Sabra Health Care L.P., 5.13%, 08/15/2026	28,000	31,615
		666,545

Health Care Services–0.95%
CHRISTUS Health, Series C, 4.34%, 07/01/2028	430,000	498,921
Cigna Corp., 4.50%, 02/25/2026	200,000	227,273
CVS Health Corp., 2.88%, 06/01/2026	179,000	192,140
5.05%, 03/25/2048	302,000	400,402
Dignity Health, 5.27%, 11/01/2064	248,000	352,570
Toledo Hospital (The), 6.02%, 11/15/2048	154,000	190,230
		1,861,536

Home Improvement Retail–0.11%
Lowe’s Cos., Inc., 3.13%, 09/15/2024	200,000	213,962

Hotel & Resort REITs–0.12%
Host Hotels & Resorts L.P., Series H, 3.38%, 12/15/2029	125,000	130,229
Service Properties Trust, 4.35%, 10/01/2024	61,000	61,915
4.95%, 10/01/2029	50,000	49,571
		241,715

Hotels, Resorts & Cruise Lines–0.32%
Booking Holdings, Inc., 3.55%, 03/15/2028	399,000	445,682
Expedia Group, Inc., 4.63%, 08/01/2027	122,000	138,060
Marriott International, Inc., Series EE, 5.75%, 05/01/2025	39,000	44,825
		628,567

Hypermarkets & Super Centers–0.17%
Walmart, Inc., 3.70%, 06/26/2028	300,000	342,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Independent Power Producers & Energy Traders–0.12%
Enel Generacion Chile S.A. (Chile), 4.25%, 04/15/2024	$226,000	$ 242,251

Industrial Conglomerates–0.83%
General Electric Co., 6.75%, 03/15/2032	460,000	639,435
5.88%, 01/14/2038	725,000	999,149
		1,638,584

Industrial Machinery–0.71%
Parker-Hannifin Corp., 3.25%, 03/01/2027	675,000	735,392
Stanley Black & Decker, Inc., 4.25%, 11/15/2028	570,000	668,939
		1,404,331

Insurance Brokers–0.32%
Aon Corp., 8.21%, 01/01/2027	100,000	130,478
Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	456,000	492,193
		622,671

Integrated Oil & Gas–1.28%
BP Capital Markets PLC (United Kingdom), 3.81%, 02/10/2024	321,000	346,165
Chevron Corp., 2.90%, 03/03/2024	324,000	342,648
Chevron USA, Inc., 5.25%, 11/15/2043	370,000	510,188
Exxon Mobil Corp., 2.99%, 03/19/2025	450,000	481,623
Shell International Finance B.V. (Netherlands), 3.25%, 05/11/2025	90,000	97,541
4.55%, 08/12/2043	315,000	400,070
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	226,000	243,725
TotalEnergies Capital International S.A. (France), 2.70%, 01/25/2023	82,000	84,823
		2,506,783

Integrated Telecommunication Services–0.75%
TCI Communications, Inc., 7.13%, 02/15/2028	1,100,000	1,467,572

Interactive Media & Services–1.11%
Alphabet, Inc., 3.38%, 02/25/2024	274,000	294,408
Baidu, Inc. (China), 3.50%, 11/28/2022	865,000	894,173
4.38%, 05/14/2024	400,000	435,550
4.38%, 03/29/2028	300,000	341,607
Weibo Corp. (China), 3.50%, 07/05/2024	200,000	209,434
		2,175,172

Internet & Direct Marketing Retail–0.53%
Alibaba Group Holding Ltd. (China), 3.40%, 12/06/2027	330,000	359,668
4.50%, 11/28/2034	570,000	672,986
		1,032,654

	Principal Amount	Value
Investment Banking & Brokerage–2.19%
Brookfield Finance, Inc. (Canada), 4.00%, 04/01/2024	$240,000	$ 259,047
4.70%, 09/20/2047	101,000	125,328
Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024	1,077,000	1,166,461
3.50%, 11/16/2026	301,000	327,853
Jefferies Group LLC, 6.25%, 01/15/2036	182,000	246,893
Jefferies Group LLC/Jefferies Group
Capital Finance, Inc., 4.85%, 01/15/2027	134,000	156,378
Morgan Stanley, 3.74%, 04/24/2024(b)	726,000	764,453
3.88%, 01/27/2026	415,000	462,982
Series F, 3.88%, 04/29/2024	538,000	582,950
Nomura Holdings, Inc. (Japan), 2.65%, 01/16/2025	200,000	209,614
		4,301,959

IT Consulting & Other Services–0.36%
International Business Machines Corp., 7.13%, 12/01/2096	383,000	714,890

Leisure Products–0.31%
Hasbro, Inc., 6.35%, 03/15/2040	300,000	421,134
5.10%, 05/15/2044	147,000	179,807
		600,941

Life & Health Insurance–1.35%
Brighthouse Financial, Inc., 3.70%, 06/22/2027	257,000	282,113
4.70%, 06/22/2047	236,000	267,972
MetLife, Inc., 3.60%, 04/10/2024	692,000	746,637
Series D, 5.88%(b)(c)	100,000	117,069
Prudential Financial, Inc., 5.63%, 06/15/2043(b)	342,000	365,355
5.20%, 03/15/2044(b)	225,000	241,771
5.38%, 05/15/2045(b)	135,000	149,974
Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(d)	441,000	469,238
Unum Group, 5.75%, 08/15/2042	13,000	16,438
		2,656,567

Motorcycle Manufacturers–0.26%
Harley-Davidson, Inc., 3.50%, 07/28/2025	187,000	200,941
4.63%, 07/28/2045	279,000	303,579
		504,520

Multi-line Insurance–0.06%
American International Group, Inc., Series A-9, 5.75%, 04/01/2048(b)	20,000	23,135
8.18%, 05/15/2058(b)	11,000	16,409
XLIT Ltd. (Bermuda), 4.45%, 03/31/2025	75,000	83,990
		123,534

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Multi-Utilities–0.56%
Black Hills Corp., 4.25%, 11/30/2023	$216,000	$ 230,954
3.95%, 01/15/2026	277,000	303,754
PSEG Power LLC, 8.63%, 04/15/2031	358,000	565,881
		1,100,589

Oil & Gas Equipment & Services–0.50%
Baker Hughes Holdings LLC, 5.13%, 09/15/2040	152,000	195,826
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/2022	162,000	166,882
4.08%, 12/15/2047	181,000	208,049
Halliburton Co., 7.45%, 09/15/2039	113,000	165,101
NOV, Inc., 3.60%, 12/01/2029	243,000	256,971
		992,829

Oil & Gas Exploration & Production–0.86%
Apache Corp., 5.10%, 09/01/2040	322,000	358,634
Hess Corp., 5.60%, 02/15/2041	140,000	175,013
Marathon Oil Corp., 3.85%, 06/01/2025	470,000	516,125
6.60%, 10/01/2037	250,000	332,151
Ovintiv Exploration, Inc., 5.63%, 07/01/2024	275,000	306,620
		1,688,543

Oil & Gas Storage & Transportation–1.26%
Boardwalk Pipelines L.P., 4.45%, 07/15/2027	56,000	63,304
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	370,000	419,835
Columbia Pipeline Group, Inc., 5.80%, 06/01/2045	143,000	200,625
Enable Midstream Partners L.P., 3.90%, 05/15/2024	250,000	265,892
4.95%, 05/15/2028	51,000	58,070
Energy Transfer L.P., 5.30%, 04/15/2047	389,000	460,959
5.40%, 10/01/2047	167,000	203,082
Enterprise Products Operating LLC, 3.75%, 02/15/2025	165,000	179,370
Kinder Morgan Energy Partners L.P., 6.95%, 01/15/2038	131,000	187,754
Spectra Energy Partners L.P., 3.50%, 03/15/2025	175,000	188,497
Western Midstream Operating L.P., 4.65%, 07/01/2026	56,000	60,438
Williams Cos., Inc. (The), 6.30%, 04/15/2040	136,000	186,785
		2,474,611

Other Diversified Financial Services–0.47%
Avolon Holdings Funding Ltd. (Ireland), 3.25%, 02/15/2027(d)	265,000	274,974
Blackstone Holdings Finance Co. LLC, 3.15%, 10/02/2027(d)	125,000	136,138
Equitable Holdings, Inc., 5.00%, 04/20/2048	44,000	57,254

	Principal Amount	Value
Other Diversified Financial Services–(continued)
ORIX Corp. (Japan), 4.05%, 01/16/2024	$322,000	$ 347,548
3.70%, 07/18/2027	72,000	80,797
Voya Financial, Inc., 5.65%, 05/15/2053(b)	20,000	21,181
		917,892

Paper Packaging–0.18%
International Paper Co., 4.80%, 06/15/2044	280,000	361,480

Paper Products–0.14%
Fibria Overseas Finance Ltd. (Brazil), 5.50%, 01/17/2027	27,000	31,233
Suzano Austria GmbH (Brazil), 6.00%, 01/15/2029	200,000	239,009
		270,242

Pharmaceuticals–0.54%
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	800,000	855,169
4.90%, 12/15/2044	200,000	215,594
		1,070,763

Property & Casualty Insurance–0.36%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	76,000	82,869
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/2024	266,000	297,080
CNA Financial Corp., 3.95%, 05/15/2024	297,000	320,536
		700,485

Regional Banks–0.60%
Fifth Third Bancorp, 2.38%, 01/28/2025	235,000	245,943
Huntington Bancshares, Inc., 2.63%, 08/06/2024	230,000	242,161
KeyBank N.A., 3.40%, 05/20/2026	230,000	252,327
PNC Financial Services Group, Inc. (The), 3.90%, 04/29/2024	270,000	292,448
Truist Bank, 4.05%, 11/03/2025	10,000	11,227
3.30%, 05/15/2026	115,000	126,529
		1,170,635

Reinsurance–0.04%
RenaissanceRe Finance, Inc. (Bermuda), 3.70%, 04/01/2025	34,000	36,928
Sompo International Holdings Ltd. (Bermuda), 4.70%, 10/15/2022	34,000	35,428
		72,356

Residential REITs–0.33%
American Campus Communities
Operating Partnership L.P., 3.88%, 01/30/2031	100,000	112,296
AvalonBay Communities, Inc., 4.20%, 12/15/2023	325,000	349,279
Spirit Realty L.P., 3.20%, 02/15/2031	175,000	185,966
		647,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Restaurants–0.25%
Starbucks Corp., 3.85%, 10/01/2023	$467,000	$ 496,481

Retail REITs–0.41%
Federal Realty Investment Trust, 4.50%, 12/01/2044	61,000	74,872
Kite Realty Group L.P., 4.00%, 10/01/2026	326,000	353,300
Simon Property Group L.P., 6.75%, 02/01/2040	244,000	368,886
		797,058

Semiconductors–1.03%
Broadcom Corp./Broadcom Cayman
Finance Ltd., 3.88%, 01/15/2027	173,000	191,050
Broadcom, Inc., 4.11%, 09/15/2028	265,000	297,283
Intel Corp., 2.88%, 05/11/2024	275,000	291,728
Microchip Technology, Inc., 4.33%, 06/01/2023	200,000	212,089
QUALCOMM, Inc., 2.90%, 05/20/2024	681,000	720,778
Xilinx, Inc., 2.95%, 06/01/2024	300,000	316,382
		2,029,310

Soft Drinks–0.28%
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 2.75%, 01/22/2030	526,000	551,477

Specialized Finance–0.28%
National Rural Utilities Cooperative Finance Corp., 3.40%, 11/15/2023	305,000	322,774
8.00%, 03/01/2032	148,000	223,588
5.25%, 04/20/2046(b)	12,000	13,059
		559,421

Specialty Chemicals–0.20%
Ecolab, Inc., 5.50%, 12/08/2041	90,000	127,694
PPG Industries, Inc., 2.40%, 08/15/2024	261,000	273,568
		401,262

Steel–0.16%
ArcelorMittal S.A. (Luxembourg), 4.25%, 07/16/2029	240,000	269,131
7.00%, 10/15/2039	27,000	38,848
		307,979

Systems Software–1.28%
Microsoft Corp., 2.88%, 02/06/2024	295,000	311,406
2.70%, 02/12/2025	647,000	690,419
3.13%, 11/03/2025	425,000	463,475
3.95%, 08/08/2056	406,000	519,365
Oracle Corp., 2.50%, 04/01/2025	500,000	524,665
		2,509,330

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–1.07%
Apple, Inc., 3.00%, 02/09/2024	$379,000	$ 400,959
3.25%, 02/23/2026	355,000	388,942
4.45%, 05/06/2044	476,000	620,691
Hewlett Packard Enterprise Co., 6.35%, 10/15/2045	220,000	304,750
HP, Inc., 6.00%, 09/15/2041	245,000	324,385
Seagate HDD Cayman, 4.88%, 06/01/2027	50,000	56,014
		2,095,741

Tobacco–2.17%
Altria Group, Inc., 4.80%, 02/14/2029	353,000	410,944
2.45%, 02/04/2032	300,000	293,386
4.50%, 05/02/2043	557,000	613,661
3.88%, 09/16/2046	225,000	227,633
5.95%, 02/14/2049	41,000	53,338
BAT Capital Corp. (United Kingdom), 3.22%, 08/15/2024	200,000	212,287
3.56%, 08/15/2027	407,000	440,722
4.54%, 08/15/2047	87,000	93,400
4.76%, 09/06/2049	35,000	38,558
Philip Morris International, Inc., 6.38%, 05/16/2038	280,000	399,812
4.50%, 03/20/2042	418,000	499,069
Reynolds American, Inc. (United Kingdom), 5.70%, 08/15/2035	256,000	313,358
5.85%, 08/15/2045	545,000	675,180
		4,271,348

Trading Companies & Distributors–0.35%
Air Lease Corp., 3.00%, 02/01/2030	560,000	574,084
Aircastle Ltd., 5.00%, 04/01/2023	100,000	106,592
		680,676

Water Utilities–0.16%
American Water Capital Corp., 3.85%, 03/01/2024	174,000	187,174
6.59%, 10/15/2037	84,000	126,139
		313,313

Wireless Telecommunication Services–0.29%
America Movil S.A.B. de C.V. (Mexico), 6.38%, 03/01/2035	400,000	573,092
Total U.S. Dollar Denominated Bonds & Notes (Cost $93,226,509)		97,273,729

U.S. Treasury Securities–27.99%
U.S. Treasury Bills–0.18%
0.05%, 02/17/2022(e)(f)	360,000	359,924

U.S. Treasury Bonds–1.36%
2.38%, 11/15/2049	1,037,600	1,141,401
2.00%, 02/15/2050	1,500,000	1,524,609
		2,666,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
U.S. Treasury Notes–26.45%
1.38%, 01/31/2022	$4,402,000	$ 4,425,993
1.13%, 02/28/2022	9,553,000	9,603,989
0.13%, 07/31/2022	2,535,000	2,536,106
0.13%, 01/31/2023	1,750,000	1,750,000
1.38%, 02/15/2023	563,000	573,237
1.38%, 01/31/2025	8,521,000	8,774,799
1.13%, 02/28/2025	3,577,000	3,652,942
0.75%, 03/31/2026	3,900,000	3,905,484
1.50%, 08/15/2026	5,980,000	6,191,519
1.50%, 01/31/2027	8,215,500	8,505,289
0.50%, 06/30/2027	2,100,000	2,051,848
		51,971,206
Total U.S. Treasury Securities (Cost $54,499,332)		54,997,140

U.S. Government Sponsored Agency Mortgage-Backed Securities–26.26%
Collateralized Mortgage Obligations–0.35%
Fannie Mae ACES, IO, 0.29%, 12/25/2022(g)	15,311,009	25,793
Fannie Mae REMICs, IO, 3.50%, 08/25/2035(h)	315,662	38,917
5.50%, 07/25/2046(h)	87,335	14,878
4.00%, 08/25/2047(h)	69,873	7,815
5.00% (5.90% - (1.00 x 1 mo. USD LIBOR)), 09/25/2047(h)(i)	836,580	149,032
Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KC03, Class X1, IO, 0.63%, 11/25/2024(g)	4,159,473	55,214
Series K734, Class X1, IO, 0.78%, 02/25/2026(g)	3,051,002	75,186
Series K735, Class X1, IO, 1.10%, 05/25/2026(g)	3,066,807	124,048
Series K093, Class X1, IO, 1.09%, 05/25/2029(g)	2,549,636	166,843
Freddie Mac REMICs, IO, 6.00%(6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(h)(i)	182,818	25,735
Freddie Mac STRIPS, IO, 3.00%, 12/15/2027(h)	91,569	4,616
		688,077

Federal Home Loan Mortgage Corp. (FHLMC)–4.30%
4.50%, 09/01/2049 to 01/01/2050	469,796	508,320
3.00%, 01/01/2050 to 10/01/2050	4,171,840	4,451,599
2.50%, 07/01/2050 to 08/01/2050	3,322,633	3,490,979
		8,450,898

Federal National Mortgage Association (FNMA)–5.77%
4.50%, 06/01/2049	202,070	218,028
3.00%, 10/01/2049 to 08/01/2050	6,846,441	7,185,302
2.50%, 03/01/2050 to 08/01/2050	1,125,274	1,180,902
2.00%, 03/01/2051 to 08/01/2051	2,699,855	2,749,997
		11,334,229

	Principal Amount		Value
Government National Mortgage Association (GNMA)–0.04%
IO, 6.10% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(h)(i)		$406,940	$ 75,461

Uniform Mortgage-Backed Securities–15.80%
TBA, 1.50%, 09/01/2036(j)		1,064,000	1,081,109
2.00%, 09/01/2036 to 09/01/2051(j)		12,782,000	13,079,910
2.50%, 09/01/2036 to 09/01/2051(j)		16,239,000	16,872,334
			31,033,353
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $51,574,190)			51,582,018

Non-U.S. Dollar Denominated Bonds & Notes–9.82%(k)
Sovereign Debt–9.82%
Australia Government Bond (Australia), Series 142, 4.25%, 04/21/2026(d)	AUD	1,785,000	1,529,051
Series 155, 2.50%, 05/21/2030(d)	AUD	1,086,000	893,246
Bundesobligation (Germany), Series 183, 0.00%, 04/10/2026(d)	EUR	1,178,000	1,437,733
Bundesrepublik Deutschland Bundesanleihe (Germany), 0.00%, 02/15/2031(d)	EUR	437,000	537,255
Canadian Government Bond (Canada), 0.50%, 09/01/2025	CAD	4,144,000	3,251,210
0.50%, 12/01/2030	CAD	2,091,000	1,553,901
Norway Government Bond (Norway), Series 477, 1.75%, 03/13/2025(d)	NOK	29,052,000	3,431,573
Series 482, 1.38%, 08/19/2030(d)	NOK	13,204,000	1,534,515
Sweden Government Bond (Sweden), Series 1058, 2.50%, 05/12/2025	SEK	12,275,000	1,566,769
Series 1061, 0.75%, 11/12/2029(d)	SEK	6,480,000	791,444
Swiss Confederation Government Bond (Switzerland), 1.25%, 06/11/2024(d)	CHF	1,533,000	1,768,154
0.50%, 05/27/2030(d)	CHF	844,000	995,583
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $18,875,446)			19,290,434

Asset-Backed Securities–0.24%
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037		15,809	15,877
Bank, Series 2019-BNK16, Class XA, IO, 1.12%, 02/15/2052(g)		2,365,255	136,733
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 1.23%, 10/12/2050(g)		6,128,476	286,608
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2005-AR14, Class 1A4, 2.89%, 12/25/2035(l)		25,907	26,309
Total Asset-Backed Securities (Cost $510,196)			465,527

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Intermediate Bond Factor Fund

	Shares	Value
Money Market Funds–1.54%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(m)(n)	1,055,700	$ 1,055,700

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(m)(n)	755,373	755,675

Invesco Treasury Portfolio, Institutional Class, 0.01%(m)(n)	1,206,514	1,206,514

Total Money Market Funds (Cost $3,017,889)		3,017,889

TOTAL INVESTMENTS IN SECURITIES-115.36% (Cost $221,703,562)		226,626,737

OTHER ASSETS LESS LIABILITIES-(15.36)%		(30,176,363)

NET ASSETS-100.00%		$196,450,374

Investment Abbreviations:

ACES	– Automatically Convertible Extendable Security
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
Ctfs.	– Certificates
EUR	– Euro
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
NOK	– Norwegian Krone
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SEK	– Swedish Krona
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(c)	Perpetual bond with no specified maturity date.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $15,723,176, which represented 8.00% of the Fund’s Net Assets.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2021.

(h)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1L.
(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(l)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2021.

(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2021.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$554,525	$9,631,919	$(9,130,744)	$-	$-	$1,055,700	$ 79
Invesco Liquid Assets Portfolio, Institutional Class	396,028	6,879,942	(6,520,295)	-	-	755,675	25
Invesco Treasury Portfolio, Institutional Class	633,743	11,007,908	(10,435,137)	-	-	1,206,514	33
Total	$1,584,296	$27,519,769	$(26,086,176)	$-	$-	$3,017,889	$137

(n)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Intermediate Bond Factor Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	4	December-2021	$881,313	$563	$563
U.S. Treasury 10 Year Ultra Notes	15	December-2021	2,220,234	7,383	7,383
U.S. Treasury Long Bonds	8	December-2021	1,303,750	3,625	3,625
U.S. Treasury Ultra Bonds	53	December-2021	10,455,906	33,437	33,437
Subtotal–Long Futures Contracts				45,008	45,008

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	173	December-2021	(21,403,344)	(47,984)	(47,984)
Total Futures Contracts				$(2,976)	$(2,976)

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
11/10/2021	Goldman Sachs International	CHF	247,433	USD	274,027	$3,369
11/10/2021	Goldman Sachs International	SEK	1,985,819	USD	231,043	810
11/17/2021	Goldman Sachs International	CAD	2,787,000	USD	2,216,844	8,098
11/10/2021	Morgan Stanley and Co. International PLC	CAD	3,266,810	USD	2,605,945	16,913
11/17/2021	Morgan Stanley and Co. International PLC	AUD	3,273,000	USD	2,401,540	6,261
Subtotal–Appreciation						35,451

Currency Risk
11/10/2021	Bank of America, N.A.	NOK	1,768,361	USD	200,065	(3,290)
11/17/2021	Citibank, N.A.	EUR	1,667,000	USD	1,957,475	(13,744)
11/17/2021	Deutsche Bank AG	SEK	18,434,000	USD	2,119,011	(18,308)
11/17/2021	Goldman Sachs International	NOK	41,594,000	USD	4,650,935	(131,947)
11/17/2021	Morgan Stanley and Co. International PLC	CHF	2,298,000	USD	2,504,578	(9,563)
Subtotal–Depreciation						(176,852)
Total Forward Foreign Currency Contracts						$(141,401)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

NOK– Norwegian Krone

SEK – Swedish Krona

USD – U.S. Dollar

Portfolio Composition

By security type, based on Total Investments

as of August 31, 2021

U.S. Dollar Denominated Bonds & Notes	42.92%
U.S. Treasury Securities	24.27
U.S. Government Sponsored Agency Mortgage-Backed Securities	22.76
Non-U.S. Dollar Denominated Bonds & Notes	8.51
Security types each less than 1% portfolio	0.21
Money Market Funds	1.33

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Intermediate Bond Factor Fund

Statement of Assets and Liabilities

August 31, 2021

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $218,685,673)	$223,608,848

Investments in affiliated money market funds, at value (Cost $3,017,889)	3,017,889

Other investments: Unrealized appreciation on forward foreign currency contracts outstanding	35,451

Cash	500,000

Foreign currencies, at value (Cost $20,431)	20,905

Receivable for:
Fund shares sold	199,378

Dividends	40

Interest	1,228,603

Investment for trustee deferred compensation and retirement plans	31,939

Other assets	62,579

Total assets	228,705,632

Liabilities:
Other investments:
Variation margin payable - futures contracts	60,740

Unrealized depreciation on forward foreign currency contracts outstanding	176,852

Payable for:
Investments purchased	31,090,417

Dividends	19,657

Fund shares reacquired	611,927

Accrued fees to affiliates	113,961

Accrued trustees’ and officers’ fees and benefits	1,293

Accrued other operating expenses	148,472

Trustee deferred compensation and retirement plans	31,939

Total liabilities	32,255,258

Net assets applicable to shares outstanding	$196,450,374

Net assets consist of:
Shares of beneficial interest	$192,682,149

Distributable earnings	3,768,225

$196,450,374

Net Assets:
Class A	$127,535,142

Class C	$17,281,546

Class R	$20,270,203

Class Y	$17,673,565

Class R5	$10,339

Class R6	$13,679,579

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,556,738

Class C	1,565,974

Class R	1,835,555

Class Y	1,602,861

Class R5	937

Class R6	1,240,188

Class A:
Net asset value per share	$11.04

Maximum offering price per share (Net asset value of $11.04 ÷ 95.75%)	$11.53

Class C:
Net asset value and offering price per share	$11.04

Class R:
Net asset value and offering price per share	$11.04

Class Y:
Net asset value and offering price per share	$11.03

Class R5:
Net asset value and offering price per share	$11.03

Class R6:
Net asset value and offering price per share	$11.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Intermediate Bond Factor Fund

Statement of Operations

For the six months ended August 31, 2021

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $1,455)	$1,670,950

Dividends from affiliated money market funds	137

Total investment income	1,671,087

Expenses:
Advisory fees	246,823

Administrative services fees	14,296

Custodian fees	18,475

Distribution fees:
Class A	157,807

Class C	90,519

Class R	48,379

Transfer agent fees – A, C, R and Y	72,080

Transfer agent fees – R5	1

Transfer agent fees – R6	890

Trustees’ and officers’ fees and benefits	13,010

Registration and filing fees	48,536

Reports to shareholders	24,075

Professional services fees	28,011

Other	8,143

Total expenses	771,045

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(202,775)

Net expenses	568,270

Net investment income	1,102,817

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	51,237

Foreign currencies	2,967

Forward foreign currency contracts	692,273

Futures contracts	751,734

1,498,211

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,382,309
Foreign currencies	(3,257)
Forward foreign currency contracts	(342,630)
Futures contracts	(182,409)

854,013

Net realized and unrealized gain	2,352,224

Net increase in net assets resulting from operations	$3,455,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Intermediate Bond Factor Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2021 and the year ended February 28, 2021

(Unaudited)

	August 31,	February 28,
	2021	2021

Operations:
Net investment income	$1,102,817	$2,657,103

Net realized gain	1,498,211	6,948,203

Change in net unrealized appreciation (depreciation)	854,013	(5,435,020)

Net increase in net assets resulting from operations	3,455,041	4,170,286

Distributions to shareholders from distributable earnings:
Class A	(1,030,565)	(6,950,181)

Class C	(75,698)	(1,035,568)

Class R	(129,203)	(980,705)

Class Y	(162,151)	(1,024,796)

Class R5	(94)	(596)

Class R6	(108,725)	(431,934)

Total distributions from distributable earnings	(1,506,436)	(10,423,780)

Share transactions–net:
Class A	(6,579,264)	14,644,016

Class C	(1,898,082)	(3,458,732)

Class R	218,097	132,575

Class Y	(244,990)	(697,837)

Class R6	5,110,655	2,840,209

Net increase (decrease) in net assets resulting from share transactions	(3,393,584)	13,460,231

Net increase (decrease) in net assets	(1,444,979)	7,206,737

Net assets:
Beginning of period	197,895,353	190,688,616

End of period	$196,450,374	$197,895,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Intermediate Bond Factor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 08/31/21	$10.93	$0.06	$0.14	$0.20	$(0.09)	$–	$(0.09)	$11.04	1.81	%(e)	$127,535	0.52	%(e)(f)	0.73	%(e)(f)	1.17	%(e)(f)	98%
Year ended 02/28/21	11.27	0.16	0.10	0.26	(0.21)	(0.39)	(0.60)	10.93	2.30	(e)	132,856	0.52	(e)	0.96	(e)	1.42	(e)	292
Seven months ended 02/29/20	10.88	0.18	0.40	0.58	(0.19)	–	(0.19)	11.27	5.39		122,371	1.05	(f)	1.05	(f)	2.80	(f)	64
Year ended 07/31/19	10.43	0.32	0.45	0.77	(0.32)	–	(0.32)	10.88	7.52		119,300	0.97		0.97		3.07		108
Year ended 07/31/18	10.92	0.31	(0.49)	(0.18)	(0.31)	–	(0.31)	10.43	(1.67)		119,119	0.97		0.97		2.89		57
Year ended 07/31/17	11.03	0.29	(0.10)	0.19	(0.30)	–	(0.30)	10.92	1.82		129,985	1.00		1.00		2.68		80
Year ended 07/31/16	10.66	0.30	0.37	0.67	(0.30)	–	(0.30)	11.03	6.45		139,018	1.02		1.02		2.83		73
Class C
Six months ended 08/31/21	10.93	0.02	0.14	0.16	(0.05)	–	(0.05)	11.04	1.43		17,282	1.27	(f)	1.49	(f)	0.42	(f)	98
Year ended 02/28/21	11.26	0.08	0.10	0.18	(0.12)	(0.39)	(0.51)	10.93	1.56		19,013	1.27		1.72		0.67		292
Seven months ended 02/29/20	10.87	0.12	0.40	0.52	(0.13)	–	(0.13)	11.26	4.80		23,114	1.81	(f)	1.81	(f)	1.90	(f)	64
Year ended 07/31/19	10.43	0.23	0.44	0.67	(0.23)	–	(0.23)	10.87	6.52		23,487	1.72		1.72		2.17		108
Year ended 07/31/18	10.91	0.23	(0.48)	(0.25)	(0.23)	–	(0.23)	10.43	(2.32)		31,250	1.72		1.72		2.14		57
Year ended 07/31/17	11.03	0.21	(0.11)	0.10	(0.22)	–	(0.22)	10.91	0.97		33,420	1.75		1.75		1.92		80
Year ended 07/31/16	10.65	0.22	0.38	0.60	(0.22)	–	(0.22)	11.03	5.76		38,261	1.77		1.77		2.07		73
Class R
Six months ended 08/31/21	10.93	0.05	0.13	0.18	(0.07)	–	(0.07)	11.04	1.69		20,270	0.77	(f)	0.99	(f)	0.92	(f)	98
Year ended 02/28/21	11.27	0.13	0.10	0.23	(0.18)	(0.39)	(0.57)	10.93	2.02		19,876	0.77		1.22		1.17		292
Seven months ended 02/29/20	10.88	0.15	0.40	0.55	(0.16)	–	(0.16)	11.27	5.09		20,366	1.31	(f)	1.31	(f)	2.40	(f)	64
Year ended 07/31/19	10.44	0.28	0.44	0.72	(0.28)	–	(0.28)	10.88	7.06		20,511	1.22		1.22		2.67		108
Year ended 07/31/18	10.93	0.28	(0.49)	(0.21)	(0.28)	–	(0.28)	10.44	(1.91)		19,416	1.21		1.21		2.65		57
Year ended 07/31/17	11.04	0.26	(0.09)	0.17	(0.28)	–	(0.28)	10.93	1.58		15,318	1.25		1.25		2.45		80
Year ended 07/31/16	10.66	0.27	0.39	0.66	(0.28)	–	(0.28)	11.04	6.29		11,736	1.27		1.27		2.55		73
Class Y
Six months ended 08/31/21	10.92	0.08	0.13	0.21	(0.10)	–	(0.10)	11.03	1.94		17,674	0.27	(f)	0.49	(f)	1.42	(f)	98
Year ended 02/28/21	11.26	0.19	0.10	0.29	(0.24)	(0.39)	(0.63)	10.92	2.58		17,750	0.27		0.72		1.67		292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.22)	–	(0.22)	11.26	5.55		19,032	0.81	(f)	0.81	(f)	3.09	(f)	64
Year ended 07/31/19	10.43	0.35	0.45	0.80	(0.35)	–	(0.35)	10.88	7.81		20,940	0.73		0.73		3.37		108
Year ended 07/31/18	10.91	0.33	(0.47)	(0.14)	(0.34)	–	(0.34)	10.43	(1.35)		27,430	0.72		0.72		3.14		57
Year ended 07/31/17	11.03	0.32	(0.11)	0.21	(0.33)	–	(0.33)	10.91	1.98		17,748	0.75		0.75		2.95		80
Year ended 07/31/16	10.65	0.32	0.39	0.71	(0.33)	–	(0.33)	11.03	6.82		11,013	0.77		0.77		3.04		73
Class R5
Six months ended 08/31/21	10.92	0.08	0.13	0.21	(0.10)	–	(0.10)	11.03	1.94		10	0.27	(f)	0.42	(f)	1.42	(f)	98
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	(0.63)	10.92	2.49		10	0.27		0.47		1.67		292
Seven months ended 02/29/20	10.87	0.20	0.40	0.60	(0.20)	–	(0.20)	11.27	5.59		11	0.60	(f)	0.60	(f)	3.09	(f)	64
Period ended 07/31/19(g)	10.67	0.07	0.19	0.26	(0.06)	–	(0.06)	10.87	2.44		10	0.62	(f)	0.62	(f)	3.39	(f)	108
Class R6
Six months ended 08/31/21	10.92	0.08	0.13	0.21	(0.10)	–	(0.10)	11.03	1.94		13,680	0.27	(f)	0.42	(f)	1.42	(f)	98
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	(0.63)	10.92	2.49		8,392	0.27		0.47		1.67		292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.21)	–	(0.21)	11.27	5.60		5,795	0.58	(f)	0.58	(f)	3.14	(f)	64
Year ended 07/31/19	10.44	0.36	0.43	0.79	(0.35)	–	(0.35)	10.88	7.80		5,662	0.56		0.56		3.41		108
Year ended 07/31/18	10.92	0.35	(0.48)	(0.13)	(0.35)	–	(0.35)	10.44	(1.18)		7,783	0.56		0.56		3.30		57
Year ended 07/31/17	11.03	0.35	(0.11)	0.24	(0.35)	–	(0.35)	10.92	2.27		2,189	0.56		0.56		3.23		80
Year ended 07/31/16	10.65	0.35	0.38	0.73	(0.35)	–	(0.35)	11.03	7.03		80	0.57		0.57		3.28		73

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.02%, 0.02%, 0.02%, 0.02%, 0.01% and 0.01% for the seven months ended February 29, 2020 and the years ended July 31, 2019, 2018, 2017 and 2016, respectively.

(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the seven months ended February 29, 2020, the portfolio turnover calculation excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $11,531,839 and 13,476,801, respectively. For the year ended July 31, 2019, the portfolio turnover calculation excludes purchase and sale transactions of TBA mortgage-related securities of $129,169,490 and $127,412,648, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended August 31, 2021 and the year ended February 28, 2021, respectively.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Intermediate Bond Factor Fund

Notes to Financial Statements

August 31, 2021

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Intermediate Bond Factor Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

18	Invesco Intermediate Bond Factor Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

19	Invesco Intermediate Bond Factor Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

M.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

P.

Other Risks - The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Q.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to First $2 billion	0.250%
Over $2 billion	0.230%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.25% .

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.52%, 1.27%, 0.77%, 0.27%, 0.27% and 0.27%, respectively, of the Fund’s average daily net assets (the “expense

20	Invesco Intermediate Bond Factor Fund

limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

The Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2021, the Adviser waived advisory fees of $129,326 and reimbursed class level expenses of $50,889, $6,814, $7,386, $6,991, $1 and $890 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2021, IDI advised the Fund that IDI retained $8,113 in front-end sales commissions from the sale of Class A shares and $1,290 and $1,135 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$–	$97,273,729	$–	$97,273,729
U.S. Treasury Securities	–	54,997,140	–	54,997,140
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	51,582,018	–	51,582,018
Non-U.S. Dollar Denominated Bonds & Notes	–	19,290,434	–	19,290,434
Asset-Backed Securities	–	465,527	–	465,527
Money Market Funds	3,017,889	–	–	3,017,889
Total Investments in Securities	3,017,889	223,608,848	–	226,626,737

Other Investments - Assets*
Futures Contracts	45,008	–	–	45,008
Forward Foreign Currency Contracts	–	35,451	–	35,451
	45,008	35,451	–	80,459

21	Invesco Intermediate Bond Factor Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(47,984)	$–	$–	$(47,984)

Forward Foreign Currency Contracts	–	(176,852)	–	(176,852)

	(47,984)	(176,852)	–	(224,836)

Total Other Investments	(2,976)	(141,401)	–	(144,377)

Total Investments	$3,014,913	$223,467,447	$–	$226,482,360

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

	Value
	Currency	Interest
Derivative Assets	Risk	Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$45,008	$45,008

Unrealized appreciation on forward foreign currency contracts outstanding	35,451	-	35,451

Total Derivative Assets	35,451	45,008	80,459

Derivatives not subject to master netting agreements	-	(45,008)	(45,008)

Total Derivative Assets subject to master netting agreements	$35,451	$-	$35,451

	Value
	Currency	Interest
Derivative Liabilities	Risk	Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(47,984)	$(47,984)

Unrealized depreciation on forward foreign currency contracts outstanding	(176,852)	-	(176,852)

Total Derivative Liabilities	(176,852)	(47,984)	(224,836)

Derivatives not subject to master netting agreements	-	47,984	47,984

Total Derivative Liabilities subject to master netting agreements	$(176,852)	$-	$(176,852)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$–	$(3,290)	$(3,290)	$–	$–	$(3,290)

Citibank, N.A.	–	(13,744)	(13,744)	–	–	(13,744)

Deutsche Bank AG	–	(18,308)	(18,308)	–	–	(18,308)

Goldman Sachs International	12,277	(131,947)	(119,670)	–	–	(119,670)

Morgan Stanley and Co. International PLC	23,174	(9,563)	13,611	–	–	13,611

Total	$35,451	$(176,852)	$(141,401)	$–	$–	$(141,401)

22	Invesco Intermediate Bond Factor Fund

Effect of Derivative Investments for the six months ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain:
Forward foreign currency contracts	$692,273	$-	$692,273

Futures contracts	-	751,734	751,734

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(342,630)	-	(342,630)

Futures contracts	-	(182,409)	(182,409)

Total	$349,643	$569,325	$918,968

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures
	Contracts	Contracts
Average notional value	$ 23,514,474	$41,599,294

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $478.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 28, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2021 was $20,963,182 and $19,981,836, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,269,532

Aggregate unrealized (depreciation) of investments	(929,261)

Net unrealized appreciation of investments	$3,340,271

Cost of investments for tax purposes is $223,142,089.

23	Invesco Intermediate Bond Factor Fund

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2021(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	983,582	$10,742,618	3,508,888	$39,534,028

Class C	186,004	2,025,325	626,399	7,093,784

Class R	353,800	3,885,989	616,374	6,947,974

Class Y	420,947	4,589,346	1,012,270	11,367,384

Class R6	649,244	7,044,205	601,313	6,748,921

Issued as reinvestment of dividends:
Class A	86,130	941,327	578,748	6,484,001

Class C	6,481	70,839	86,432	966,642

Class R	11,667	127,586	87,372	978,807

Class Y	12,025	131,330	82,988	929,251

Class R6	9,841	107,624	38,370	429,973

Automatic conversion of Class C shares to Class A shares:
Class A	74,988	817,510	426,650	4,774,247

Class C	(74,988)	(817,510)	(426,677)	(4,774,247)

Reacquired:
Class A	(1,748,527)	(19,080,719)	(3,214,756)	(36,148,260)

Class C	(291,703)	(3,176,736)	(598,609)	(6,744,911)

Class R	(347,883)	(3,795,478)	(692,456)	(7,794,206)

Class Y	(456,003)	(4,965,666)	(1,159,492)	(12,994,472)

Class R6	(187,303)	(2,041,174)	(385,631)	(4,338,685)

Net increase (decrease) in share activity	(311,698)	$(3,393,584)	1,188,183	$13,460,231

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

24	Invesco Intermediate Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,018.10	$2.65	$1,022.58	$2.65	0.52%
Class C	1,000.00	1,014.30	6.45	1,018.80	6.46	1.27
Class R	1,000.00	1,016.00	3.91	1,021.32	3.92	0.77
Class Y	1,000.00	1,019.40	1.37	1,023.84	1.38	0.27
Class R5	1,000.00	1,018.50	1.37	1,023.84	1.38	0.27
Class R6	1,000.00	1,019.40	1.37	1,023.84	1.38	0.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25	Invesco Intermediate Bond Factor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Intermediate Bond Factor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the fifth quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period, below the performance of the Index for the three year period and above the performance of the Index for the five year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that the Fund’s exposure to bonds with certain factor characteristics detracted from performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could

26	Invesco Intermediate Bond Factor Fund

produce different results. The Board further considered that the Fund had changed its name, investment strategy and portfolio management team on February 28, 2020 in connection with its repositioning as a factor-based fund, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board also reviewed more recent Fund performance as well as other metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020 in connection with its repositioning as a factor-based fund. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27	Invesco Intermediate Bond Factor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-INTI-SAR-1

Semiannual Report to Shareholders	August 31, 2021

Invesco Real Estate Fund

Nasdaq:

A: IARAX ∎ C: IARCX ∎ R: IARRX ∎ Y: IARYX ∎ Investor: REINX ∎ R5: IARIX ∎ R6: IARFX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/21 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	25.02%
Class C Shares	24.53
Class R Shares	24.83
Class Y Shares	25.18
Investor Class Shares	25.07
Class R5 Shares	25.33
Class R6 Shares	25.32
S&P 500 Index▼ (Broad Market Index)	19.52
FTSE NAREIT All Equity REITs Index▼ (Style-Specific Index)	25.95
Lipper Real Estate Funds Index∎ (Peer Group Index)	23.36

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

  The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.

  The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Real Estate Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	9.24%
10 Years	9.11
5 Years	6.09
1 Year	23.36

Class C Shares
Inception (5/1/95)	10.34%
10 Years	9.07
5 Years	6.48
1 Year	28.60

Class R Shares
Inception (4/30/04)	9.40%
10 Years	9.45
5 Years	7.02
1 Year	30.26

Class Y Shares
Inception (10/3/08)	9.31%
10 Years	10.00
5 Years	7.56
1 Year	30.89

Investor Class Shares
Inception (9/30/03)	9.81%
10 Years	9.74
5 Years	7.33
1 Year	30.57

Class R5 Shares
Inception (4/30/04)	10.13%
10 Years	10.15
5 Years	7.71
1 Year	31.19

Class R6 Shares
10 Years	10.18%
5 Years	7.80
1 Year	31.30

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Real Estate Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Real Estate Fund

Schedule of Investments(a)

August 31, 2021

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–99.38%
Apartments–14.80%
AvalonBay Communities, Inc.	397,927	$91,356,081
Camden Property Trust	259,344	38,911,974
Equity Residential	289,556	24,342,973
Mid-America Apartment Communities, Inc.	313,869	60,378,979
UDR, Inc.(b)	1,866,751	100,841,889
		315,831,896

Data Centers–11.01%
CoreSite Realty Corp.	93,096	13,812,653
CyrusOne, Inc.	361,520	27,829,810
Digital Realty Trust, Inc.	167,649	27,479,348
Equinix, Inc.	196,545	165,775,880
		234,897,691

Diversified–0.77%
BGP Holdings PLC(c)(d)	3,547,941	4
JBG SMITH Properties	546,438	16,464,177
		16,464,181

Free Standing–2.43%
Agree Realty Corp.	256,204	19,100,008
Essential Properties Realty Trust, Inc.	783,965	25,408,306
NETSTREIT Corp.	285,609	7,385,849
		51,894,163

Health Care–8.56%
Ventas, Inc.	1,395,739	78,077,640
Welltower, Inc.	1,195,870	104,674,501
		182,752,141

Industrial–14.64%
Americold Realty Trust(b)	846,305	31,093,246
Duke Realty Corp.	1,456,222	76,466,217
Exeter Industrial Value Fund L.P.(c)(d)(e)	4,185,000	292,030
Prologis, Inc.	1,095,126	147,469,667
Rexford Industrial Realty, Inc.	921,197	57,049,730
		312,370,890

Infrastructure REITs–14.05%
American Tower Corp.	549,578	160,570,204
Crown Castle International Corp.	380,784	74,134,837
SBA Communications Corp., Class A	181,227	65,055,056
		299,760,097

Lodging Resorts–8.03%
Apple Hospitality REIT, Inc.	1,935,957	28,613,444
DiamondRock Hospitality Co.(f)	1,492,077	13,488,376
Host Hotels & Resorts, Inc.(f)	1,420,901	23,530,121
RLJ Lodging Trust	2,083,451	30,064,198
Ryman Hospitality Properties, Inc.(b)(f)	396,484	32,935,926
Sunstone Hotel Investors, Inc.(b)(f)	2,819,560	32,678,700
Xenia Hotels & Resorts, Inc.(f)	570,285	9,934,365
		171,245,130

	Shares	Value
Office–4.54%
Alexandria Real Estate Equities, Inc.	194,989	$40,239,880
Brandywine Realty Trust	1,327,332	18,423,368
Columbia Property Trust, Inc.	511,729	8,556,109
Highwoods Properties, Inc.	388,705	17,759,931
Kilroy Realty Corp.	182,038	11,950,795
		96,930,083

Regional Malls–2.28%
Simon Property Group, Inc.	362,157	48,692,009

Self Storage–2.53%
CubeSmart	276,996	14,819,286
Life Storage, Inc.	314,039	39,079,013
		53,898,299

Shopping Centers–4.99%
Brixmor Property Group, Inc.	1,427,870	33,483,551
Regency Centers Corp.	356,853	24,487,253
SITE Centers Corp.	1,509,346	24,315,564
Urban Edge Properties	1,271,449	24,081,244
		106,367,612

Single Family Homes–4.39%
American Homes 4 Rent L.P., Class A	115,160	4,829,810
Invitation Homes, Inc.	2,155,967	88,782,721
		93,612,531

Specialty–3.54%
Outfront Media, Inc.(f)	1,090,161	26,992,386
VICI Properties, Inc.(b)	1,573,334	48,631,754
		75,624,140

Timber REITs–2.82%
PotlatchDeltic Corp.	113,497	5,896,169
Weyerhaeuser Co.	1,508,794	54,316,584
		60,212,753
Total Common Stocks & Other Equity Interests (Cost $1,453,385,002)		2,120,553,616

Money Market Funds–0.64%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(g)(h)	4,089,797	4,089,797
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(g)(h)	4,897,321	4,899,280
Invesco Treasury Portfolio, Institutional Class, 0.01%(g)(h)	4,674,054	4,674,054
Total Money Market Funds (Cost $13,661,127)		13,663,131
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $1,467,046,129)		2,134,216,747

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.55%
Invesco Private Government Fund, 0.02%(g)(h)(i)	22,705,038	22,705,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Real Estate Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 0.11%(g)(h)(i)	52,957,237	$52,978,421

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $75,683,459)		75,683,459

TOTAL INVESTMENTS IN SECURITIES–103.57% (Cost $1,542,729,588)		2,209,900,206

OTHER ASSETS LESS LIABILITIES–(3.57)%		(76,241,175)

NET ASSETS–100.00%		$2,133,659,031

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FTSE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $292,034, which represented less than 1% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership
Exeter Industrial Value Fund L.P.	$315,000	1.26%

(f)	Non-income producing security.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2021.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$4,107,238	$57,885,778	$(57,903,219)	$-	$-	$4,089,797	$572
Invesco Liquid Assets Portfolio, Institutional Class	5,655,340	41,283,365	(42,039,426)	(135)	136	4,899,280	296
Invesco Treasury Portfolio, Institutional Class	4,693,987	66,155,175	(66,175,108)	-	-	4,674,054	243
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	116,347,882	(93,642,844)	-	-	22,705,038	736*
Invesco Private Prime Fund	-	255,503,740	(202,525,319)	-	-	52,978,421	10,570*
Total	$14,456,565	$537,175,940	$(462,285,916)	$(135)	$136	$89,346,590	$12,417

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Real Estate Fund

Portfolio Composition

By property type, based on total net assets

as of August 31, 2021

Apartments	14.80%
Industrial	14.64
Infrastructure REITs	14.05
Data Centers	11.01
Health Care	8.56
Lodging Resorts	8.03
Shopping Centers	4.99
Office	4.54
Single Family Homes	4.39
Specialty	3.54
Timber REITs	2.82
Self Storage	2.53
Free Standing	2.43
Regional Malls	2.28
Diversified	0.77
Money Market Funds Plus Other Assets Less Liabilities	0.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Real Estate Fund

Statement of Assets and Liabilities

August 31, 2021

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $1,453,385,002)*	$2,120,553,616

Investments in affiliated money market funds, at value (Cost $89,344,586)	89,346,590

Cash	144

Foreign currencies, at value (Cost $223)	220

Receivable for:
Investments sold	4,900,677

Fund shares sold	1,333,286

Dividends	1,121,819

Interest	5,555

Investment for trustee deferred compensation and retirement plans	408,971

Other assets	91,310

Total assets	2,217,762,188

Liabilities:
Payable for:
Investments purchased	3,812,455

Fund shares reacquired	2,595,976

Collateral upon return of securities loaned	75,683,459

Accrued fees to affiliates	1,422,703

Accrued trustees’ and officers’ fees and benefits	15,190

Accrued other operating expenses	132,839

Trustee deferred compensation and retirement plans	440,535

Total liabilities	84,103,157

Net assets applicable to shares outstanding	$2,133,659,031

Net assets consist of:
Shares of beneficial interest	$1,403,823,087

Distributable earnings	729,835,944

$2,133,659,031

Net Assets:
Class A	$ 915,140,406

Class C	$ 42,832,284

Class R	$ 126,243,256

Class Y	$ 330,734,095

Investor Class	$ 32,493,176

Class R5	$ 311,993,820

Class R6	$ 374,221,994

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	39,432,144

Class C	1,859,587

Class R	5,431,551

Class Y	14,257,761

Investor Class	1,404,417

Class R5	13,445,993

Class R6	16,133,457

Class A:
Net asset value per share	$ 23.21

Maximum offering price per share (Net asset value of $23.21 ÷ 94.50%)	$ 24.56

Class C:
Net asset value and offering price per share	$ 23.03

Class R:
Net asset value and offering price per share	$ 23.24

Class Y:
Net asset value and offering price per share	$ 23.20

Investor Class:
Net asset value and offering price per share	$ 23.14

Class R5:
Net asset value and offering price per share	$ 23.20

Class R6:
Net asset value and offering price per share	$ 23.20

*	At August 31, 2021, securities with an aggregate value of $74,467,033 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Real Estate Fund

Statement of Operations

For the six months ended August 31, 2021

(Unaudited)

Investment income:
Dividends	$25,364,359

Dividends from affiliated money market funds (includes securities lending income of $12,083)	13,194

Total investment income	25,377,553

Expenses:
Advisory fees	7,384,732

Administrative services fees	133,037

Custodian fees	3,929

Distribution fees:
Class A	1,086,657

Class C	208,839

Class R	291,984

Investor Class	33,253

Transfer agent fees – A, C, R, Y and Investor	1,659,864

Transfer agent fees – R5	127,724

Transfer agent fees – R6	33,932

Trustees’ and officers’ fees and benefits	20,162

Registration and filing fees	69,847

Reports to shareholders	87,843

Professional services fees	31,106

Other	20,637

Total expenses	11,193,546

Less: Fees waived and/or expense offset arrangement(s)	(6,633)

Net expenses	11,186,913

Net investment income	14,190,640

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	149,544,771

Affiliated investment securities	136

149,544,907

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	278,129,078

Affiliated investment securities	(135)

Foreign currencies	(8)

278,128,935

Net realized and unrealized gain	427,673,842

Net increase in net assets resulting from operations	$441,864,482

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Real Estate Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2021 and the year ended February 28, 2021

(Unaudited)

	August 31, 2021	February 28, 2021

Operations:
Net investment income	$14,190,640	$19,884,506

Net realized gain (loss)	149,544,907	(71,780,657)

Change in net unrealized appreciation	278,128,935	80,023,720

Net increase in net assets resulting from operations	441,864,482	28,127,569

Distributions to shareholders from distributable earnings:
Class A	(4,740,020)	(42,712,621)

Class C	(80,734)	(1,703,280)

Class R	(493,310)	(4,128,668)

Class Y	(1,978,395)	(14,655,908)

Investor Class	(173,325)	(2,129,016)

Class R5	(2,093,738)	(17,671,184)

Class R6	(2,815,616)	(16,566,750)

Total distributions from distributable earnings	(12,375,138)	(99,567,427)

Share transactions–net:
Class A	(77,331,028)	206,855,280

Class C	(4,843,179)	10,947,348

Class R	(2,181,414)	42,752,924

Class Y	9,982,735	63,329,437

Investor Class	(1,617,410)	(5,310,138)

Class R5	5,699,785	3,700,100

Class R6	(22,312,567)	116,960,060

Net increase (decrease) in net assets resulting from share transactions	(92,603,078)	439,235,011

Net increase in net assets	336,886,266	367,795,153

Net assets:
Beginning of period	1,796,772,765	1,428,977,612

End of period	$2,133,659,031	$1,796,772,765

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Real Estate Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/21	$18.67	$0.13	$ 4.53	$ 4.66	$(0.12)	$ –	$(0.12)	$23.21	25.02%		$915,140	1.25	%(d)	1.25	%(d)	1.25	%(d)	31%
Year ended 02/28/21	20.72	0.17	(0.89)	(0.72)	(0.28)	(1.05)	(1.33)	18.67	(2.59)		804,058	1.28		1.28		0.98		156
Year ended 02/29/20	20.94	0.30	1.44	1.74	(0.35)	(1.61)	(1.96)	20.72	8.11		627,197	1.23		1.23		1.33		59
Year ended 02/28/19	19.32	0.32	2.70	3.02	(0.28)	(1.12)	(1.40)	20.94	15.98		661,325	1.27		1.27		1.54		47
Year ended 02/28/18	21.64	0.30	(1.35)	(1.05)	(0.25)	(1.02)	(1.27)	19.32	(5.38)		659,464	1.27		1.27		1.38		44
Year ended 02/28/17	21.76	0.31	2.97	3.28	(0.41)	(2.99)	(3.40)	21.64	15.74		922,255	1.24		1.24		1.31		52
Class C
Six months ended 08/31/21	18.53	0.05	4.49	4.54	(0.04)	–	(0.04)	23.03	24.53		42,832	2.00	(d)	2.00	(d)	0.50	(d)	31
Year ended 02/28/21	20.56	0.04	(0.88)	(0.84)	(0.14)	(1.05)	(1.19)	18.53	(3.33)		38,752	2.03		2.03		0.23		156
Year ended 02/29/20	20.80	0.13	1.42	1.55	(0.18)	(1.61)	(1.79)	20.56	7.25		27,928	1.98		1.98		0.58		59
Year ended 02/28/19	19.20	0.16	2.68	2.84	(0.12)	(1.12)	(1.24)	20.80	15.10		38,515	2.02		2.02		0.79		47
Year ended 02/28/18	21.50	0.14	(1.34)	(1.20)	(0.08)	(1.02)	(1.10)	19.20	(6.04)		76,811	2.02		2.02		0.63		44
Year ended 02/28/17	21.64	0.13	2.95	3.08	(0.23)	(2.99)	(3.22)	21.50	14.84		117,090	1.99		1.99		0.56		52
Class R
Six months ended 08/31/21	18.70	0.11	4.52	4.63	(0.09)	–	(0.09)	23.24	24.83		126,243	1.50	(d)	1.50	(d)	1.00	(d)	31
Year ended 02/28/21	20.74	0.13	(0.89)	(0.76)	(0.23)	(1.05)	(1.28)	18.70	(2.81)		103,667	1.53		1.53		0.73		156
Year ended 02/29/20	20.97	0.24	1.43	1.67	(0.29)	(1.61)	(1.90)	20.74	7.78		60,630	1.48		1.48		1.08		59
Year ended 02/28/19	19.35	0.27	2.70	2.97	(0.23)	(1.12)	(1.35)	20.97	15.67		68,733	1.52		1.52		1.29		47
Year ended 02/28/18	21.66	0.24	(1.34)	(1.10)	(0.19)	(1.02)	(1.21)	19.35	(5.56)		74,367	1.52		1.52		1.13		44
Year ended 02/28/17	21.78	0.25	2.97	3.22	(0.35)	(2.99)	(3.34)	21.66	15.43		102,102	1.49		1.49		1.06		52
Class Y
Six months ended 08/31/21	18.66	0.16	4.52	4.68	(0.14)	–	(0.14)	23.20	25.18		330,734	1.00	(d)	1.00	(d)	1.50	(d)	31
Year ended 02/28/21	20.71	0.22	(0.90)	(0.68)	(0.32)	(1.05)	(1.37)	18.66	(2.33)		256,699	1.03		1.03		1.23		156
Year ended 02/29/20	20.94	0.36	1.42	1.78	(0.40)	(1.61)	(2.01)	20.71	8.33		204,951	0.98		0.98		1.58		59
Year ended 02/28/19	19.32	0.37	2.70	3.07	(0.33)	(1.12)	(1.45)	20.94	16.28		188,940	1.02		1.02		1.79		47
Year ended 02/28/18	21.63	0.35	(1.34)	(0.99)	(0.30)	(1.02)	(1.32)	19.32	(5.09)		191,203	1.02		1.02		1.63		44
Year ended 02/28/17	21.76	0.37	2.96	3.33	(0.47)	(2.99)	(3.46)	21.63	15.98		201,330	0.99		0.99		1.56		52
Investor Class
Six months ended 08/31/21	18.61	0.14	4.51	4.65	(0.12)	–	(0.12)	23.14	25.07	(e)	32,493	1.22	(d)(e)	1.22	(d)(e)	1.28	(d)(e)	31
Year ended 02/28/21	20.65	0.18	(0.89)	(0.71)	(0.28)	(1.05)	(1.33)	18.61	(2.53	)(e)	27,546	1.23	(e)	1.23	(e)	1.03	(e)	156
Year ended 02/29/20	20.89	0.30	1.42	1.72	(0.35)	(1.61)	(1.96)	20.65	8.06	(e)	37,537	1.22	(e)	1.22	(e)	1.34	(e)	59
Year ended 02/28/19	19.27	0.32	2.70	3.02	(0.28)	(1.12)	(1.40)	20.89	16.05	(e)	32,447	1.23	(e)	1.23	(e)	1.58	(e)	47
Year ended 02/28/18	21.58	0.30	(1.34)	(1.04)	(0.25)	(1.02)	(1.27)	19.27	(5.33	)(e)	32,868	1.23	(e)	1.23	(e)	1.42	(e)	44
Year ended 02/28/17	21.71	0.31	2.96	3.27	(0.41)	(2.99)	(3.40)	21.58	15.73	(e)	41,961	1.23	(e)	1.23	(e)	1.32	(e)	52
Class R5
Six months ended 08/31/21	18.66	0.18	4.52	4.70	(0.16)	–	(0.16)	23.20	25.28		311,994	0.85	(d)	0.85	(d)	1.65	(d)	31
Year ended 02/28/21	20.71	0.25	(0.91)	(0.66)	(0.34)	(1.05)	(1.39)	18.66	(2.22)		247,114	0.87		0.87		1.39		156
Year ended 02/29/20	20.94	0.38	1.43	1.81	(0.43)	(1.61)	(2.04)	20.71	8.47		268,267	0.87		0.87		1.69		59
Year ended 02/28/19	19.32	0.40	2.69	3.09	(0.35)	(1.12)	(1.47)	20.94	16.41		258,447	0.88		0.88		1.93		47
Year ended 02/28/18	21.63	0.38	(1.34)	(0.96)	(0.33)	(1.02)	(1.35)	19.32	(4.96)		258,599	0.89		0.89		1.76		44
Year ended 02/28/17	21.76	0.39	2.96	3.35	(0.49)	(2.99)	(3.48)	21.63	16.12		345,558	0.89		0.89		1.66		52
Class R6
Six months ended 08/31/21	18.66	0.18	4.52	4.70	(0.16)	–	(0.16)	23.20	25.32		374,222	0.78	(d)	0.78	(d)	1.72	(d)	31
Year ended 02/28/21	20.71	0.26	(0.90)	(0.64)	(0.36)	(1.05)	(1.41)	18.66	(2.13)		318,936	0.79		0.79		1.47		156
Year ended 02/29/20	20.93	0.40	1.44	1.84	(0.45)	(1.61)	(2.06)	20.71	8.60		202,467	0.79		0.79		1.77		59
Year ended 02/28/19	19.31	0.41	2.70	3.11	(0.37)	(1.12)	(1.49)	20.93	16.52		160,145	0.80		0.80		2.01		47
Year ended 02/28/18	21.63	0.40	(1.35)	(0.95)	(0.35)	(1.02)	(1.37)	19.31	(4.93)		100,866	0.80		0.80		1.85		44
Year ended 02/28/17	21.75	0.41	2.97	3.38	(0.51)	(2.99)	(3.50)	21.63	16.28		111,069	0.80		0.80		1.75		52

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $630,639,314 and sold of $40,029,958 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Real Estate Fund into the Fund.

(d)	Annualized.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.22%, 0.20%, 0.24%, 0.21%, 0.21% and 0.24% for the six months ended August 31, 2021 and the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Real Estate Fund

Notes to Financial Statements

August 31, 2021

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

12	Invesco Real Estate Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

13	Invesco Real Estate Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the six months ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.34%, 2.09%, 1.59%, 1.09%, 1.34%, 0.97% and 0.92%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

14	Invesco Real Estate Fund

For the six months ended August 31, 2021, the Adviser waived advisory fees of $2,832.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The Fund pursuant to the Class C Plan and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and at the annual rate of 0.50% of the average daily net assets of Class R shares, respectively. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2021, IDI advised the Fund that IDI retained $37,795 in front-end sales commissions from the sale of Class A shares and $1,459 and $596 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$2,120,261,582	$–	$292,034	$2,120,553,616
Money Market Funds	13,663,131	75,683,459	–	89,346,590
Total Investments	$2,133,924,713	$75,683,459	$292,034	$2,209,900,206

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,801.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

15	Invesco Real Estate Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2021, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$57,754,864	$–	$57,754,864

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2021 was $602,668,161 and $696,572,050, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$642,982,100

Aggregate unrealized (depreciation) of investments	(6,426,414)

Net unrealized appreciation of investments	$636,555,686

Cost of investments for tax purposes is $1,573,344,520.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended August 31, 2021(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	2,246,906	$47,879,612	7,132,556	$126,165,784

Class C	136,001	2,858,365	345,281	6,138,107

Class R	589,359	12,677,411	786,892	13,901,916

Class Y	3,141,777	66,062,658	5,073,488	89,768,751

Investor Class	90,077	1,890,366	182,728	3,236,680

Class R5	2,581,363	56,376,780	3,854,748	68,248,825

Class R6	2,375,837	50,297,224	5,151,156	90,476,088

Issued as reinvestment of dividends:
Class A	218,058	4,475,358	2,438,552	40,639,632

Class C	3,766	75,777	95,609	1,581,329

Class R	23,987	492,857	246,385	4,127,368

Class Y	62,543	1,286,777	616,551	10,289,152

Investor Class	8,165	167,187	124,462	2,055,082

Class R5	101,645	2,092,974	1,063,534	17,633,674

Class R6	134,616	2,767,496	975,532	16,324,034

Automatic conversion of Class C shares to Class A shares:
Class A	157,101	3,352,128	818,497	14,428,058

Class C	(158,172)	(3,352,128)	(823,871)	(14,428,058)

16	Invesco Real Estate Fund

	Summary of Share Activity

	Six months ended August 31, 2021(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Issued in connection with acquisitions:(b)
Class A	-	$-	17,572,308	$293,751,283

Class C	-	-	2,249,756	37,367,211

Class R	-	-	3,800,712	63,660,703

Class Y	-	-	5,359,726	89,531,346

Class R5	-	-	480	8,007

Class R6	-	-	13,725,949	229,101,643

Reacquired:
Class A	(6,264,212)	(133,038,126)	(15,160,713)	(268,129,477)

Class C	(213,379)	(4,425,193)	(1,133,668)	(19,711,241)

Class R	(726,569)	(15,351,682)	(2,211,851)	(38,937,063)

Class Y	(2,705,469)	(57,366,700)	(7,185,142)	(126,259,812)

Investor Class	(173,998)	(3,674,963)	(644,393)	(10,601,900)

Class R5	(2,478,143)	(52,769,969)	(4,631,084)	(82,190,406)

Class R6	(3,472,992)	(75,377,287)	(12,534,667)	(218,941,705)

Net increase (decrease) in share activity	(4,321,733)	$(92,603,078)	27,289,513	$439,235,011

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Real Estate Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 42,708,931 shares of the Fund for 34,206,907 shares outstanding of the Target Fund as of the close of business on April 17, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Target Fund’s net assets as of the close of business on April 17, 2020 of $713,420,193, including $37,161,369 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,201,814,189 and $1,915,234,382 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$23,400,431

Net realized/unrealized gains	(127,280,092)

Change in net assets resulting from operations	$(103,879,661)

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 18, 2020.

17	Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/21)	(08/31/21)[1]	Period[2]	(08/31/21)	Period[2]	Ratio
Class A	$1,000.00	$1,250.20	$7.09	$1,018.90	$6.36	1.25%
Class C	1,000.00	1,245.30	11.32	1,015.12	10.16	2.00
Class R	1,000.00	1,248.30	8.50	1,017.64	7.63	1.50
Class Y	1,000.00	1,251.80	5.68	1,020.16	5.09	1.00
Investor Class	1,000.00	1,250.70	6.92	1,019.06	6.21	1.22
Class R5	1,000.00	1,253.30	4.83	1,020.92	4.33	0.85
Class R6	1,000.00	1,253.20	4.43	1,021.27	3.97	0.78

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

18	Invesco Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the FTSE NAREIT All Equity REITs Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s overweight exposure to certain real estate sub-sectors with a structural growth focus, such as the infrastructure, industrial and single-family rental sub-sectors, as well as stock selection in the U.S. negatively impacted the Fund’s relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual

19	Invesco Real Estate Fund

management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

20	Invesco Real Estate Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519                         Invesco Distributors, Inc.                                                                                       REA-SAR-1

Semiannual Report to Shareholders	August 31, 2021

Invesco Short Duration Inflation Protected Fund

Nasdaq: A: LMTAX ∎ A2: SHTIX ∎ Y: LMTYX ∎ R5: ALMIX ∎ R6: SDPSX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
15	Fund Expenses
16	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/28/21 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.45%
Class A2 Shares	3.50
Class Y Shares	3.58
Class R5 Shares	3.67
Class R6 Shares	3.59
ICE BofA 1-5 Year US Inflation-Linked Treasury Index▼ (Broad Market/Style-Specific Index)	3.97

Lipper Inflation Protected Bond Funds Index∎ (Peer Group Index)	5.10

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The ICE BofA 1-5 Year US Inflation-Linked Treasury Index is composed of US Treasury Inflation-Protected Securities with maturities between one and five years.
The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                     Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.69%
10 Years	1.30
5 Years	2.28
1 Year	2.48

Class A2 Shares
Inception (12/15/87)	3.80%
10 Years	1.53
5 Years	2.70
1 Year	4.20

Class Y Shares
Inception (10/3/08)	1.64%
10 Years	1.73
5 Years	3.07
1 Year	5.42

Class R5 Shares
Inception (7/13/87)	4.04%
10 Years	1.74
5 Years	3.07
1 Year	5.42

Class R6 Shares
10 Years	1.73%
5 Years	3.11
1 Year	5.46

Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares at net asset value and includes the 12b-1 fees applicable to Class A2 shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                     Invesco Short Duration Inflation Protected Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4                     Invesco Short Duration Inflation Protected Fund

Schedule of Investments

August 31, 2021

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–99.87%
U.S. Treasury Inflation – Indexed Notes–99.87%(a)
U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2023	$38,385	$39,826,513

U.S. Treasury Inflation - Indexed Notes	0.62%	04/15/2023	40,927	42,996,795

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2023	38,061	40,236,689

U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2024	38,155	40,882,723

U.S. Treasury Inflation - Indexed Notes	0.50%	04/15/2024	27,585	29,596,598

U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024	37,345	40,081,417

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024	29,636	31,857,998

U.S. Treasury Inflation - Indexed Notes	0.25 - 2.37%	01/15/2025	69,729	77,841,031

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025	29,791	32,160,963

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2025	37,462	41,161,248

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025	28,516	31,120,806

U.S. Treasury Inflation - Indexed Notes	0.62 - 2.00%	01/15/2026	60,699	69,001,842

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026	33,427	36,534,821

U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2026	33,201	36,586,594

Total U.S. Treasury Securities (Cost $567,014,879)				589,886,038

			Shares

Money Market Funds–0.09%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)			187,137	187,137

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(b)(c)			133,601	133,655

Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(c)			213,870	213,870

Total Money Market Funds (Cost $534,662)				534,662

TOTAL INVESTMENTS IN SECURITIES–99.96% (Cost $567,549,541)				590,420,700

OTHER ASSETS LESS LIABILITIES–0.04%				215,540

NET ASSETS–100.00%				$590,636,240

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value
	February 28, 2021	at Cost	from Sales	Appreciation	Gain	August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$198,866	$15,066,812	$(15,078,541)	$-	$-	$187,137	$32
Invesco Liquid Assets Portfolio, Institutional Class	142,011	10,583,559	(10,591,915)	-	-	133,655	10
Invesco Treasury Portfolio, Institutional Class	227,275	17,219,214	(17,232,619)	-	-	213,870	14
Total	$568,152	$42,869,585	$(42,903,075)	$-	$-	$534,662	$56

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                     Invesco Short Duration Inflation Protected Fund

Portfolio Composition

By U.S. Treasury Securities

as of August 31, 2021

	Coupon	% of Total
Maturity Date	Rate	Net Assets
1/15/2023	0.13%	6.74%
4/15/2023	0.62	7.28
7/15/2023	0.37	6.81
1/15/2024	0.62	6.92
4/15/2024	0.50	5.01
7/15/2024	0.13	6.79
10/15/2024	0.13	5.39
1/15/2025	2.37	6.33
1/15/2025	0.25	6.85
4/15/2025	0.13	5.45
7/15/2025	0.37	6.97
10/15/2025	0.13	5.27
1/15/2026	0.62	7.35
1/15/2026	2.00	4.33
4/15/2026	0.13	6.19
7/15/2026	0.13	6.19
Other Assets Less Liabilities		0.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                     Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

August 31, 2021

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $567,014,879)	$589,886,038

Investments in affiliated money market funds, at value (Cost $534,662)	534,662

Receivable for:
Fund shares sold	465,945

Dividends	4

Interest	493,675

Investment for trustee deferred compensation and retirement plans	105,152

Other assets	64,340

Total assets	591,549,816

Liabilities:
Payable for:
Fund shares reacquired	604,919

Accrued fees to affiliates	57,159

Accrued trustees’ and officers’ fees and benefits	1,277

Accrued other operating expenses	135,369

Trustee deferred compensation and retirement plans	114,852

Total liabilities	913,576

Net assets applicable to shares outstanding	$590,636,240

Net assets consist of:
Shares of beneficial interest	$569,160,369

Distributable earnings	21,475,871

$590,636,240

Net Assets:
Class A	$104,359,330

Class A2	$14,912,441

Class Y	$50,281,149

Class R5	$15,029,028

Class R6	$406,054,292

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	9,355,389

Class A2	1,335,343

Class Y	4,500,932

Class R5	1,345,807

Class R6	36,358,753

Class A:
Net asset value per share	$11.15

Maximum offering price per share (Net asset value of $11.15 ÷ 97.50%)	$11.44

Class A2:
Net asset value per share	$11.17

Maximum offering price per share (Net asset value of $11.17 ÷ 99.00%)	$11.28

Class Y:
Net asset value and offering price per share	$11.17

Class R5:
Net asset value and offering price per share	$11.17

Class R6:
Net asset value and offering price per share	$11.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                     Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the six months ended August 31, 2021

(Unaudited)

Investment income:
Treasury Inflation-Protected Securities inflation adjustments	$20,683,019

Dividends from affiliated money market funds	56

Total investment income	20,683,075

Expenses:
Advisory fees	558,642

Administrative services fees	38,216

Custodian fees	1,260

Distribution fees:

Class A	112,991

Class A2	11,754

Transfer agent fees – A, A2, and Y	81,357

Transfer agent fees – R5	2,330

Transfer agent fees – R6	4,311

Trustees’ and officers’ fees and benefits	13,125

Registration and filing fees	49,097

Licensing fees	36,639

Reports to shareholders	17,110

Professional services fees	19,561

Other	8,642

Total expenses	955,035

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(53,915)

Net expenses	901,120

Net investment income	19,781,955

Realized and unrealized gain (loss) from:
Net realized gain from unaffiliated investment securities	2,109,548

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(2,127,587)

Net realized and unrealized gain (loss)	(18,039)

Net increase in net assets resulting from operations	$19,763,916

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2021 and the year ended February 28, 2021

(Unaudited)

	August 31,	February 28,
	2021	2021

Operations:
Net investment income	$19,781,955	$5,663,105

Net realized gain	2,109,548	2,945,455

Change in net unrealized appreciation (depreciation)	(2,127,587)	15,217,413

Net increase in net assets resulting from operations	19,763,916	23,825,973

Distributions to shareholders from distributable earnings:
Class A	(341,676)	(409,031)

Class A2	(68,339)	(148,205)

Class Y	(223,095)	(272,300)

Class R5	(27,383)	(34,247)

Class R6	(2,134,779)	(4,537,247)

Total distributions from distributable earnings	(2,795,272)	(5,401,030)

Return of capital:
Class A	–	(67,487)

Class A2	–	(24,453)

Class Y	–	(44,927)

Class R5	–	(5,650)

Class R6	–	(748,615)

Total return of capital	–	(891,132)

Total distributions	(2,795,272)	(6,292,162)

Share transactions–net:
Class A	25,600,138	28,775,283

Class A2	(1,174,588)	(1,609,294)

Class Y	15,470,110	14,674,746

Class R5	10,161,584	2,140,187

Class R6	2,717,018	(89,951,791)

Net increase (decrease) in net assets resulting from share transactions	52,774,262	(45,970,869)

Net increase (decrease) in net assets	69,742,906	(28,437,058)

Net assets:
Beginning of period	520,893,334	549,330,392

End of period	$590,636,240	$520,893,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Short Duration Inflation Protected Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/21	$10.82	$0.37	$0.00 (d)	$0.37	$(0.04)	$–	$(0.04)	$11.15	3.45%	$104,359	0.55	%(e)	0.62	%(e)	6.75	%(e)	18%
Year ended 02/28/21	10.43	0.09	0.40	0.49	(0.09)	(0.01)	(0.10)	10.82	4.76	76,073	0.55		0.67		0.87		49
Year ended 02/29/20	10.16	0.22	0.24	0.46	(0.16)	(0.03)	(0.19)	10.43	4.61	45,383	0.55		0.66		2.17		45
Year ended 02/28/19	10.29	0.20	(0.08)	0.12	(0.25)	–	(0.25)	10.16	1.23	46,384	0.55		0.67		1.97		37
Year ended 02/28/18	10.58	0.20	(0.29)	(0.09)	(0.20)	–	(0.20)	10.29	(0.86)	45,609	0.55		0.65		2.02		48
Year ended 02/28/17	10.50	0.13	0.08	0.21	(0.12)	(0.01)	(0.13)	10.58	2.04	39,978	0.55		0.70		1.18		41
Class A2
Six months ended 08/31/21	10.84	0.38	0.00 (d)	0.38	(0.05)	–	(0.05)	11.17	3.50	14,912	0.45	(e)	0.52	(e)	6.85	(e)	18
Year ended 02/28/21	10.45	0.10	0.40	0.50	(0.09)	(0.02)	(0.11)	10.84	4.86	15,618	0.45		0.57		0.97		49
Year ended 02/29/20	10.17	0.23	0.25	0.48	(0.17)	(0.03)	(0.20)	10.45	4.81	16,641	0.45		0.56		2.27		45
Year ended 02/28/19	10.30	0.21	(0.08)	0.13	(0.26)	–	(0.26)	10.17	1.33	17,255	0.45		0.57		2.07		37
Year ended 02/28/18	10.59	0.22	(0.30)	(0.08)	(0.21)	–	(0.21)	10.30	(0.76)	19,826	0.45		0.55		2.12		48
Year ended 02/28/17	10.51	0.13	0.09	0.22	(0.13)	(0.01)	(0.14)	10.59	2.14	22,234	0.45		0.60		1.28		41
Class Y
Six months ended 08/31/21	10.84	0.39	0.00 (d)	0.39	(0.06)	–	(0.06)	11.17	3.58	50,281	0.30	(e)	0.37	(e)	7.00	(e)	18
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.02	33,512	0.30		0.42		1.12		49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.86	17,906	0.30		0.41		2.42		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.48	9,843	0.30		0.42		2.22		37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.51)	12,778	0.30		0.40		2.27		48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	(0.16)	10.59	2.30	9,656	0.30		0.45		1.43		41
Class R5
Six months ended 08/31/21	10.83	0.39	0.01 (d)	0.40	(0.06)	–	(0.06)	11.17	3.67	15,029	0.30	(e)	0.33	(e)	7.00	(e)	18
Year ended 02/28/21	10.44	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.83	5.02	4,640	0.30		0.34		1.12		49
Year ended 02/29/20	10.18	0.25	0.23	0.48	(0.19)	(0.03)	(0.22)	10.44	4.81	2,340	0.29		0.29		2.43		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.50	2,976	0.28		0.28		2.24		37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.50)	723	0.29		0.29		2.28		48
Year ended 02/28/17	10.52	0.15	0.08	0.23	(0.14)	(0.02)	(0.16)	10.59	2.21	783	0.30		0.32		1.43		41
Class R6
Six months ended 08/31/21	10.84	0.39	0.00 (d)	0.39	(0.06)	–	(0.06)	11.17	3.59	406,054	0.26	(e)	0.26	(e)	7.04	(e)	18
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.05	391,051	0.27		0.27		1.15		49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.92	467,061	0.26		0.26		2.46		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.52	624,598	0.27		0.27		2.25		37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.48)	709,402	0.26		0.26		2.31		48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	(0.16)	10.59	2.32	718,865	0.29		0.29		1.44		41

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Short Duration Inflation Protected Fund

Notes to Financial Statements

August 31, 2021

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

11                     Invesco Short Duration Inflation Protected Fund

statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

I.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.200%

Over $500 million	0.175%

For the six months ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.20%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

The Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2021, the Adviser waived advisory fees of $86 and reimbursed class level expenses of $31,666, $5,498, $15,456, $993 and $0 of Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2021, IDI advised the Fund that IDI retained $12,133 and $69 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $4,153 and $0 from Class A and Class A2 shares, respectively, for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

12                     Invesco Short Duration Inflation Protected Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$589,886,038	$–	$589,886,038

Money Market Funds	534,662	–	–	534,662

Total Investments	$534,662	$589,886,038	$–	$590,420,700

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $216.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$685,892	$19,198,170	$19,884,062

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

13                     Invesco Short Duration Inflation Protected Fund

NOTE 8–Investment Transactions

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2021 was $151,838,820 and $102,918,626, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$22,695,777

Aggregate unrealized (depreciation) of investments	(281,178)

Net unrealized appreciation of investments	$22,414,599

Cost of investments for tax purposes is $568,006,101.

NOTE 9–Share Information

		Summary of Share Activity

	Six months ended		Year ended
	August 31, 2021(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	3,237,413	$35,628,479	4,750,132	$50,511,609

Class A2	6,122	67,141	25,206	266,420

Class Y	1,758,016	19,317,180	3,921,203	41,706,136

Class R5	938,992	10,399,522	266,930	2,798,633

Class R6	2,732,108	29,945,850	4,359,471	46,067,170

Issued as reinvestment of dividends:
Class A	27,608	301,749	38,963	403,271

Class A2	5,478	59,897	14,592	150,779

Class Y	16,846	184,247	24,209	253,461

Class R5	1,643	17,970	2,318	24,402

Class R6	195,033	2,132,853	511,986	5,284,702

Reacquired:
Class A	(937,568)	(10,330,090)	(2,110,472)	(22,139,597)

Class A2	(117,500)	(1,301,626)	(191,692)	(2,026,493)

Class Y	(365,536)	(4,031,317)	(2,567,460)	(27,284,851)

Class R5	(23,043)	(255,908)	(65,146)	(682,848)

Class R6	(2,654,668)	(29,361,685)	(13,496,433)	(141,303,663)

Net increase (decrease) in share activity	4,820,944	$52,774,262	(4,516,193)	$(45,970,869)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 76% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14                     Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/21)	(08/31/21)[1]	Period[2]	(08/31/21)	Period[2]	Ratio
Class A	$1,000.00	$1,034.50	$2.82	$1,022.43	$2.80	0.55%
Class A2	1,000.00	1,035.00	2.31	1,022.94	2.29	0.45
Class Y	1,000.00	1,035.80	1.54	1,023.69	1.53	0.30
Class R5	1,000.00	1,036.70	1.54	1,023.69	1.53	0.30
Class R6	1,000.00	1,035.90	1.33	1,023.89	1.33	0.26

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

15                     Invesco Short Duration Inflation Protected Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration Inflation Protected Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund had changed its name and investment strategy and tracks a new broad based securities market benchmark index as of December 31, 2015. The Broadridge materials prior to the 2016 calendar year were with respect to the Fund’s prior investment strategy. The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Ice BofA 1-5 Year US Inflation-Linked Treasury Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Funds primarily seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the

16                     Invesco Short Duration Inflation Protected Fund

Fund. The Board noted that because the Fund isprimarily passively managed using an indexing approach, it may lag its actively managed peers. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

17                     Invesco Short Duration Inflation Protected Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 003-39519	Invesco Distributors, Inc.	SDIP-SAR-1

Semiannual Report to Shareholders	August 31, 2021

Invesco Short Term Bond Fund

Nasdaq:
A: STBAX ∎ C: STBCX ∎ R: STBRX ∎ Y: STBYX ∎ R5: ISTBX ∎ R6: ISTFX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
22	Financial Statements
25	Financial Highlights
26	Notes to Financial Statements
33	Fund Expenses
34	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/21 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.30%
Class C Shares	0.14
Class R Shares	0.13
Class Y Shares	0.38
Class R5 Shares	0.42
Class R6 Shares	0.44
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	1.49
Bloomberg 1-3 Year Government/Credit Index▼ (Style-Specific Index)	0.17
Lipper Short Investment Grade Debt Funds Index∎ (Peer Group Index)	0.52

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

The Bloomberg 1-3 Year Government/Credit Index is an unmanaged index considered representative of short-term US corporate and US government bonds with maturities of one to three years.

The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment-grade debt funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Short Term Bond Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.95%
10 Years	1.84
5 Years	1.68
1 Year	-0.99

Class C Shares
Inception (8/30/02)	2.06%
10 Years	1.80
5 Years	1.83
1 Year	1.17

Class R Shares
Inception (4/30/04)	1.80%
10 Years	1.75
5 Years	1.86
1 Year	1.18

Class Y Shares
Inception (10/3/08)	2.42%
10 Years	2.25
5 Years	2.35
1 Year	1.69

Class R5 Shares
Inception (4/30/04)	2.34%
10 Years	2.30
5 Years	2.43
1 Year	1.78

Class R6 Shares
10 Years	2.29%
5 Years	2.47
1 Year	1.82

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge. Class C, Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Short Term Bond Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid. Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Short Term Bond Fund

Schedule of Investments(a)

August 31, 2021

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–69.53%
Advertising–0.21%
Interpublic Group of Cos., Inc. (The), 4.20%, 04/15/2024	$2,219,000	$ 2,407,176
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	3,791,000	4,113,275
		6,520,451

Aerospace & Defense–1.87%
Boeing Co. (The),
1.17%, 02/04/2023	5,077,000	5,081,153
1.95%, 02/01/2024	14,400,000	14,768,627
1.43%, 02/04/2024	6,760,000	6,775,519
2.75%, 02/01/2026	10,499,000	10,978,664
2.20%, 02/04/2026	6,965,000	6,993,597
Huntington Ingalls Industries, Inc., 0.67%, 08/16/2023(b)	5,001,000	5,004,589
L3Harris Technologies, Inc., 3.85%, 06/15/2023	3,686,000	3,898,476
Textron, Inc., 4.30%, 03/01/2024	4,114,000	4,450,565
		57,951,190

Agricultural & Farm Machinery–0.16%
CNH Industrial Capital LLC, 1.45%, 07/15/2026	4,999,000	5,000,588

Agricultural Products–0.25%
Archer-Daniels-Midland Co., 2.75%, 03/27/2025	706,000	751,866
Bunge Ltd. Finance Corp.,
4.35%, 03/15/2024	3,883,000	4,211,653
1.63%, 08/17/2025(c)	2,607,000	2,649,349
		7,612,868

Airlines–1.40%
British Airways Pass-Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(b)	962,821	968,292
Delta Air Lines Pass-Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	1,852,000	1,908,644
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(b)	26,177,000	28,086,658
United Airlines Pass Through Trust,
Series 2016-2, Class B, 3.65%, 10/07/2025	2,438,206	2,435,647
Series 2020-1, Class A, 5.88%, 10/15/2027	7,727,722	8,636,993
United Airlines, Inc., 4.38%, 04/15/2026(b)	1,404,000	1,459,289
		43,495,523

Apparel Retail–0.39%
Ross Stores, Inc.,
3.38%, 09/15/2024	2,568,000	2,733,728
4.60%, 04/15/2025	8,456,000	9,494,977
		12,228,705

	Principal Amount	Value
Apparel, Accessories & Luxury Goods–0.11%
Hanesbrands, Inc., 4.63%, 05/15/2024(b)	$3,232,000	$ 3,434,000

Asset Management & Custody Banks–0.23%
Ameriprise Financial, Inc.,
3.00%, 03/22/2022	3,000,000	3,047,142
3.00%, 04/02/2025	1,497,000	1,598,900
Apollo Management Holdings L.P., 4.95%, 01/14/2050(b)(d)	2,475,000	2,574,264
		7,220,306

Automobile Manufacturers–4.75%
BMW Finance N.V. (Germany), 2.40%, 08/14/2024(b)	5,547,000	5,811,885
Daimler Finance North America LLC (Germany), 2.70%, 06/14/2024(b)	5,270,000	5,541,844
Ford Motor Credit Co. LLC,
1.00% (3 mo. USD LIBOR + 0.88%), 10/12/2021(e)	6,243,000	6,243,224
3.81%, 10/12/2021	6,654,000	6,665,445
5.60%, 01/07/2022	4,592,000	4,657,895
3.09%, 01/09/2023	3,285,000	3,350,700
2.70%, 08/10/2026	10,647,000	10,763,585
General Motors Financial Co., Inc.,
4.20%, 11/06/2021	9,339,000	9,404,607
0.81% (SOFR + 0.76%), 03/08/2024(e)	4,614,000	4,655,836
1.05%, 03/08/2024	5,999,000	6,038,289
Harley-Davidson Financial Services, Inc., 3.35%, 06/08/2025(b)	4,786,000	5,090,545
Hyundai Capital America,
3.95%, 02/01/2022(b)	16,000,000	16,226,605
3.10%, 04/05/2022(b)(c)	6,011,000	6,102,844
2.85%, 11/01/2022(b)	6,667,000	6,842,157
5.75%, 04/06/2023(b)	7,402,000	7,984,631
5.88%, 04/07/2025(b)	6,208,000	7,157,121
Kia Corp. (South Korea),
1.00%, 04/16/2024(b)	8,761,000	8,789,219
1.75%, 10/16/2026(b)	1,064,000	1,075,933
Nissan Motor Co. Ltd. (Japan), 3.04%, 09/15/2023(b)	7,361,000	7,672,273
Toyota Motor Corp. (Japan), 2.36%, 07/02/2024(c)	3,697,000	3,881,073
Toyota Motor Credit Corp., 0.80%, 10/16/2025	13,170,000	13,103,074
		147,058,785

Automotive Retail–0.16%
AutoZone, Inc., 3.63%, 04/15/2025(c)	4,557,000	4,964,701

Biotechnology–0.99%
AbbVie, Inc.,
2.30%, 11/21/2022	4,437,000	4,539,123
3.85%, 06/15/2024	7,600,000	8,209,423
2.60%, 11/21/2024	13,231,000	13,945,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Short Term Bond Fund

	Principal Amount	Value
Biotechnology–(continued)
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/2023	$3,791,000	$ 3,960,063
		30,653,939

Broadcasting–0.05%
Fox Corp.,
4.03%, 01/25/2024	1,180,000	1,272,024
3.05%, 04/07/2025	360,000	385,039
		1,657,063

Building Products–0.06%
North Queensland Export Terminal Pty. Ltd. (Australia), 4.45%, 12/15/2022(b)	1,916,000	1,840,206

Cable & Satellite–0.37%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.50%, 02/01/2024	3,696,000	4,014,062
Comcast Corp., 3.30%, 04/01/2027	5,320,000	5,857,780
Sirius XM Radio, Inc., 3.13%, 09/01/2026(b)	1,595,000	1,627,219
		11,499,061

Computer & Electronics Retail–0.44%
Dell International LLC/EMC Corp., 4.00%, 07/15/2024	8,518,000	9,249,417
Leidos, Inc.,
2.95%, 05/15/2023(c)	3,077,000	3,188,803
3.63%, 05/15/2025	1,227,000	1,329,540
		13,767,760

Construction Machinery & Heavy Trucks–0.26%
nVent Finance S.a.r.l. (United Kingdom), 3.95%, 04/15/2023	4,000,000	4,177,318
Wabtec Corp., 4.40%, 03/15/2024	3,698,000	3,988,216
		8,165,534

Consumer Finance–0.45%
Ally Financial, Inc., 1.45%, 10/02/2023	3,982,000	4,043,794
Capital One Financial Corp., 3.20%, 01/30/2023	3,882,000	4,028,261
Discover Bank, 2.45%, 09/12/2024	2,450,000	2,560,301
Synchrony Financial, 4.25%, 08/15/2024	3,179,000	3,451,724
		14,084,080

Data Processing & Outsourced Services–0.66%
Fiserv, Inc., 3.80%, 10/01/2023	3,699,000	3,944,753
Global Payments, Inc., 4.00%, 06/01/2023	4,619,000	4,886,021
PayPal Holdings, Inc., 2.20%, 09/26/2022	5,231,000	5,341,115
Square, Inc., 2.75%, 06/01/2026(b)	6,014,000	6,195,743
		20,367,632

	Principal Amount	Value
Distillers & Vintners–0.14%
Pernod Ricard S.A. (France), 4.25%, 07/15/2022(b)	$4,343,000	$4,486,809

Diversified Banks–9.98%
Banco Bilbao Vizcaya Argentaria S.A. (Spain),
0.88%, 09/18/2023	5,350,000	5,376,301
1.13%, 09/18/2025	6,895,000	6,861,355
Banco del Estado de Chile (Chile), 2.70%, 01/09/2025(b)	6,415,000	6,703,803
Banco Santander S.A. (Spain), 0.70%, 06/30/2024(d)	10,200,000	10,233,156
Bank of America Corp.,
3.00%, 12/20/2023(d)	2,569,000	2,653,188
3.86%, 07/23/2024(d)	4,528,000	4,801,684
1.20%, 10/24/2026(d)	15,000,000	14,941,457
Bank of Ireland Group PLC (Ireland), 4.50%, 11/25/2023(b)	2,997,000	3,232,726
Bank of Montreal (Canada), Series E, 3.30%, 02/05/2024	3,105,000	3,312,168
Bank of Nova Scotia (The) (Canada), 0.60% (SOFR + 0.55%), 03/02/2026(e)	20,000,000	20,108,850
Banque Federative du Credit Mutuel S.A. (France), 0.65%, 02/27/2024(b)(c)	4,545,000	4,548,825
Barclays PLC (United Kingdom),
1.55% (3 mo. USD LIBOR + 1.43%), 02/15/2023(e)	5,954,000	5,987,889
1.01%, 12/10/2024(d)	4,270,000	4,291,442
BBVA Bancomer S.A. (Mexico), 1.88%, 09/18/2025(b)	3,375,000	3,419,719
BBVA USA, 2.50%, 08/27/2024	3,183,000	3,351,650
Citigroup, Inc.,
0.78%, 10/30/2024(d)	18,000,000	18,064,746
0.98%, 05/01/2025(c)(d)	7,499,000	7,534,885
1.39% (3 mo. USD LIBOR + 1.25%), 07/01/2026(c)(e)	15,308,000	15,779,065
Series V, 4.70%(d)(f)	3,790,000	3,961,971
Citizens Bank N.A., 2.65%, 05/26/2022	3,881,000	3,942,184
Credit Agricole S.A. (France), 3.38%, 01/10/2022(b)	3,327,000	3,364,128
Danske Bank A/S (Denmark),
3.00%, 09/20/2022(b)(d)	3,281,000	3,284,968
1.18% (3 mo. USD LIBOR + 1.06%), 09/12/2023(b)(e)	5,898,000	5,964,395
3.24%, 12/20/2025(b)(d)	1,779,000	1,892,096
Federation des Caisses Desjardins du Quebec (Canada), 2.05%, 02/10/2025(b)	4,334,000	4,489,910
Global Bank Corp. (Panama), 4.50%, 10/20/2021(b)	6,500,000	6,531,619
HSBC Holdings PLC (United Kingdom),
3.95%, 05/18/2024(d)	2,956,000	3,126,320
0.73%, 08/17/2024(d)	8,555,000	8,573,690
0.98%, 05/24/2025(d)	2,704,000	2,706,125
Industrial & Commercial Bank of China Ltd. (China), 2.96%, 11/08/2022	905,000	929,530
ING Groep N.V. (Netherlands), 1.06% (SOFR + 1.01%), 04/01/2027(e)	8,913,000	9,029,744

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Short Term Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
JPMorgan Chase & Co.,
2.78%, 04/25/2023(d)	$3,885,000	$3,947,227
Series HH, 4.60%(d)(f)	5,455,000	5,683,837
Series V, 3.46% (3 mo. USD LIBOR + 3.32%)(e)(f)	1,390,000	1,392,965
Lloyds Banking Group PLC (United Kingdom), 2.91%, 11/07/2023(d)	3,515,000	3,612,486
Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(b)	6,500,000	7,077,953
Mizuho Financial Group, Inc. (Japan), 1.24%, 07/10/2024(d)	4,000,000	4,051,258
National Bank of Canada (Canada), 0.55%, 11/15/2024(d)	3,595,000	3,592,081
NatWest Markets PLC (United Kingdom),
0.58% (SOFR + 0.53%), 08/12/2024(b)(e)	1,429,000	1,434,633
0.80%, 08/12/2024(b)	3,000,000	2,999,419
Nordea Bank Abp (Finland), 1.00%, 06/09/2023(b)	3,704,000	3,750,899
PNC Bank N.A., 0.55% (3 mo. USD LIBOR + 0.43%), 12/09/2022(e)	8,000,000	8,003,885
Royal Bank of Canada (Canada),
0.50%, 10/26/2023	8,824,000	8,848,028
0.58% (SOFR + 0.53%), 01/20/2026(c)(e)	8,000,000	8,057,603
Skandinaviska Enskilda Banken AB (Sweden), 0.76% (3 mo. USD LIBOR + 0.65%), 12/12/2022(b)(e)	5,559,000	5,601,109
Societe Generale S.A. (France), 1.49%, 12/14/2026(b)(d)	5,361,000	5,334,623
Standard Chartered PLC (United Kingdom),
1.28% (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(e)	1,379,000	1,384,494
1.32%, 10/14/2023(b)(d)	2,523,000	2,542,696
0.99%, 01/12/2025(b)(d)	4,449,000	4,445,211
1.21%, 03/23/2025(b)(d)	2,983,000	2,998,095
Sumitomo Mitsui Trust Bank Ltd. (Japan),
0.80%, 09/12/2023(b)	4,436,000	4,473,908
0.85%, 03/25/2024(b)(c)	5,712,000	5,740,838
1.05%, 09/12/2025(b)	3,844,000	3,830,450
1.55%, 03/25/2026(b)	2,801,000	2,842,860
UBS AG (Switzerland), 1.75%, 04/21/2022(b)	6,583,000	6,641,655
Wells Fargo & Co., 0.81%, 05/19/2025(c)(d)	1,749,000	1,756,980
		309,044,782

Diversified Capital Markets–1.58%
Credit Suisse AG (Switzerland),
2.80%, 04/08/2022	2,795,000	2,839,617
1.00%, 05/05/2023	6,818,000	6,890,450
0.44% (SOFR + 0.39%), 02/02/2024(e)	9,086,000	9,091,505
2.95%, 04/09/2025	2,512,000	2,683,850
Credit Suisse Group AG (Switzerland),
3.57%, 01/09/2023(b)	6,700,000	6,773,364
2.59%, 09/11/2025(b)(d)	3,699,000	3,850,926
1.31%, 02/02/2027(b)(d)	9,600,000	9,454,359

	Principal Amount	Value
Diversified Capital Markets–(continued)
Macquarie Group Ltd. (Australia), 3.19%, 11/28/2023(b)(c)(d)	$4,342,000	$4,484,417
UBS AG (Switzerland), 0.70%, 08/09/2024(b)(c)	2,855,000	2,858,153
		48,926,641

Electric Utilities–2.63%
Alabama Power Co., Series 17-A, 2.45%, 03/30/2022	3,515,000	3,553,191
Alliant Energy Finance LLC, 3.75%, 06/15/2023(b)	3,696,000	3,897,599
EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(b)	3,835,000	4,112,023
Eversource Energy, Series Q, 0.80%, 08/15/2025	2,148,000	2,124,009
Exelon Corp., 3.50%, 06/01/2022	7,373,000	7,525,634
Exelon Generation Co. LLC, 3.25%, 06/01/2025	4,676,000	5,028,288
FirstEnergy Corp., Series B, 4.75%, 03/15/2023	3,606,000	3,759,075
NextEra Energy Capital Holdings, Inc.,
0.59% (SOFR + 0.54%), 03/01/2023(e)	3,704,000	3,717,746
0.65%, 03/01/2023	11,428,000	11,475,936
3.15%, 04/01/2024(c)	4,624,000	4,901,813
2.75%, 05/01/2025	1,904,000	2,021,082
NextEra Energy Operating Partners L.P., 4.25%, 09/15/2024(b)	375,000	395,794
NRG Energy, Inc., 3.75%, 06/15/2024(b)	3,926,000	4,189,084
Pacific Gas and Electric Co., 1.75%, 06/16/2022	13,800,000	13,796,556
Southern Co. (The), Series 21-A, 3.75%, 09/15/2051(d)	3,069,000	3,146,032
Southern Power Co., 0.90%, 01/15/2026	2,926,000	2,885,516
Southwestern Electric Power Co., 3.55%, 02/15/2022	2,000,000	2,013,176
Vistra Operations Co. LLC, 3.55%, 07/15/2024(b)	2,772,000	2,933,183
		81,475,737

Electronic Equipment & Instruments–0.07%
Vontier Corp., 1.80%, 04/01/2026(b)	2,220,000	2,225,239

Environmental & Facilities Services–0.13%
Republic Services, Inc., 0.88%, 11/15/2025	4,000,000	3,964,715

Fertilizers & Agricultural Chemicals–0.23%
CF Industries, Inc., 3.45%, 06/01/2023	3,244,000	3,412,364
Nutrien Ltd. (Canada), 3.50%, 06/01/2023	3,511,000	3,667,499
		7,079,863

Financial Exchanges & Data–0.75%
Intercontinental Exchange, Inc.,
0.70%, 06/15/2023	4,532,000	4,556,822
0.77% (3 mo. USD LIBOR + 0.65%), 06/15/2023(e)	10,000,000	10,008,475
Moody’s Corp., 2.63%, 01/15/2023(c)	6,101,000	6,276,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Short Term Bond Fund

	Principal Amount	Value
Financial Exchanges & Data–(continued)
Nasdaq, Inc., 0.45%, 12/21/2022	$2,273,000	$2,273,382
		23,114,906

Food Retail–0.27%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 3.50%, 02/15/2023(b)	2,922,000	3,010,215
Kroger Co. (The),
2.95%, 11/01/2021(c)	2,824,000	2,830,236
2.80%, 08/01/2022	2,357,000	2,406,563
		8,247,014

Gas Utilities–0.84%
East Ohio Gas Co. (The), 1.30%, 06/15/2025(b)	3,609,000	3,640,822
ONE Gas, Inc.,
0.73% (3 mo. USD LIBOR + 0.61%), 03/11/2023(e)	2,500,000	2,500,344
0.85%, 03/11/2023	10,777,000	10,778,008
Southern California Gas Co., 0.47% (3 mo. USD LIBOR + 0.35%), 09/14/2023(e)	9,000,000	9,001,494
		25,920,668

General Merchandise Stores–0.13%
Dollar Tree, Inc., 3.70%, 05/15/2023	3,695,000	3,887,033

Gold–0.02%
Newmont Corp., 3.70%, 03/15/2023	565,000	587,614

Health Care Distributors–0.34%
McKesson Corp., 1.30%, 08/15/2026	10,477,000	10,464,700

Health Care Equipment–0.07%
Becton, Dickinson and Co., 3.36%, 06/06/2024	2,094,000	2,236,681

Health Care Facilities–0.14%
HCA, Inc., 5.38%, 02/01/2025	3,756,000	4,237,275

Health Care REITs–0.29%
Ventas Realty L.P., 2.65%, 01/15/2025	3,928,000	4,120,302
Welltower, Inc., 3.63%, 03/15/2024	4,623,000	4,938,208
		9,058,510

Health Care Services–0.28%
Cigna Corp., 3.75%, 07/15/2023	2,581,000	2,734,444
CVS Health Corp., 2.63%, 08/15/2024	3,619,000	3,817,093
Fresenius Medical Care US Finance III, Inc. (Germany), 1.88%, 12/01/2026(b)(c)	2,121,000	2,142,153
		8,693,690

Homebuilding–0.57%
D.R. Horton, Inc., 4.75%, 02/15/2023	4,820,000	5,058,504

	Principal Amount	Value
Homebuilding–(continued)
Lennar Corp.,
4.13%, 01/15/2022	$2,125,000	$2,136,794
4.75%, 11/15/2022	4,200,000	4,362,750
4.88%, 12/15/2023	5,000,000	5,409,400
Toll Brothers Finance Corp., 4.88%, 11/15/2025	502,000	566,005
		17,533,453

Hotels, Resorts & Cruise Lines–0.65%
Expedia Group, Inc.,
3.60%, 12/15/2023	4,537,000	4,816,222
4.63%, 08/01/2027	13,553,000	15,337,031
		20,153,253

Housewares & Specialties–0.03%
Newell Brands, Inc., 4.35%, 04/01/2023	743,000	784,660

Independent Power Producers & Energy Traders–0.25%
AES Corp. (The), 1.38%, 01/15/2026	7,870,000	7,830,609

Industrial Conglomerates–0.06%
Roper Technologies, Inc., 1.00%, 09/15/2025	1,832,000	1,828,589

Industrial Machinery–0.12%
Weir Group PLC (The) (United Kingdom), 2.20%, 05/13/2026(b)	3,757,000	3,801,126

Insurance Brokers–0.09%
Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	2,665,000	2,876,526

Integrated Oil & Gas–1.55%
Exxon Mobil Corp., 2.99%, 03/19/2025	5,582,000	5,974,267
Gray Oak Pipeline LLC,
2.00%, 09/15/2023(b)	9,333,000	9,520,271
2.60%, 10/15/2025(b)	6,070,000	6,254,822
SA Global Sukuk Ltd. (Saudi Arabia), 0.95%, 06/17/2024(b)	3,107,000	3,096,716
Saudi Arabian Oil Co. (Saudi Arabia),
2.75%, 04/16/2022(b)	14,633,000	14,849,217
2.88%, 04/16/2024(b)	7,791,000	8,169,245
		47,864,538

Integrated Telecommunication Services–1.33%
AT&T, Inc.,
0.69% (SOFR + 0.64%), 03/25/2024(e)	4,711,000	4,721,737
1.30% (3 mo. USD LIBOR + 1.18%), 06/12/2024(e)	2,732,000	2,804,530
British Telecommunications PLC (United Kingdom), 4.50%, 12/04/2023	3,771,000	4,082,447
Verizon Communications, Inc.,
0.55% (SOFR + 0.50%), 03/22/2024(e)	3,472,000	3,496,994
0.75%, 03/22/2024	6,000,000	6,024,322
0.85%, 11/20/2025	8,426,000	8,367,333
1.45%, 03/20/2026(c)	11,601,000	11,759,111
		41,256,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Term Bond Fund

	Principal Amount	Value
Interactive Media & Services–0.55%
Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(b)	$4,039,000	$4,161,285
3.28%, 04/11/2024(b)(c)	10,000,000	10,612,597
1.81%, 01/26/2026(b)	2,242,000	2,270,600
		17,044,482

Internet & Direct Marketing Retail–0.18%
Meituan (China), 2.13%, 10/28/2025(b)	5,622,000	5,493,012

Internet Services & Infrastructure–0.09%
VeriSign, Inc.,
5.25%, 04/01/2025	1,858,000	2,102,074
4.75%, 07/15/2027	583,000	616,511
		2,718,585

Investment Banking & Brokerage–3.50%
Cantor Fitzgerald L.P., 6.50%, 06/17/2022(b)	4,519,000	4,722,930
Goldman Sachs Group, Inc. (The),
0.48%, 01/27/2023	6,250,000	6,251,772
0.48% (SOFR + 0.43%), 03/08/2023(e)	12,507,000	12,513,367
2.91%, 06/05/2023(d)	4,620,000	4,706,345
0.63% (SOFR + 0.58%), 03/08/2024(e)	8,497,000	8,523,593
0.84% (SOFR + 0.79%), 12/09/2026(e)	11,447,000	11,467,892
1.09%, 12/09/2026(d)	5,384,000	5,344,584
0.86% (SOFR + 0.81%), 03/09/2027(e)	15,315,000	15,326,393
0.87% (SOFR + 0.82%), 09/10/2027(e)	1,000,000	999,640
Morgan Stanley,
2.75%, 05/19/2022	5,175,000	5,269,755
0.56%, 11/10/2023(d)	4,000,000	4,007,711
0.53%, 01/25/2024(d)	10,000,000	10,007,876
0.73%, 04/05/2024(d)	8,036,000	8,063,637
0.99%, 12/10/2026(c)(d)	7,408,000	7,321,103
Series I, 0.86%, 10/21/2025(d)	2,942,000	2,942,529
National Securities Clearing Corp., 1.50%, 04/23/2025(b)	845,000	863,101
		108,332,228

Leisure Products–0.13%
Hasbro, Inc., 2.60%, 11/19/2022	3,860,000	3,959,630

Life & Health Insurance–4.16%
Athene Global Funding,
1.20%, 10/13/2023(b)	8,205,000	8,314,127
0.95%, 01/08/2024(b)(c)	5,000,000	5,031,962
1.45%, 01/08/2026(b)(c)	3,086,000	3,111,678
2.95%, 11/12/2026(b)(c)	5,573,000	5,982,670
Brighthouse Financial Global Funding,
0.81% (SOFR + 0.76%), 04/12/2024(b)(e)	4,000,000	4,031,185
1.00%, 04/12/2024(b)	2,857,000	2,880,625
1.55%, 05/24/2026(b)	4,616,000	4,667,571
Equitable Financial Life Global Funding,
0.44% (SOFR + 0.39%), 04/06/2023(b)(e)	10,000,000	10,024,185
0.50%, 11/17/2023(b)(c)	6,667,000	6,673,725
0.80%, 08/12/2024(b)	8,571,000	8,590,967

	Principal Amount	Value
Life & Health Insurance–(continued)
GA Global Funding Trust,
1.00%, 04/08/2024(b)	$8,609,000	$8,673,474
1.63%, 01/15/2026(b)(c)	1,387,000	1,412,877
New York Life Global Funding,
0.40% (3 mo. USD LIBOR + 0.28%), 01/10/2023(b)(e)	35,000,000	35,098,733
0.27% (SOFR + 0.22%), 02/02/2023(b)(e)	10,000,000	10,013,995
Principal Life Global Funding II, 0.50%(SOFR + 0.45%), 04/12/2024(b)(e)	2,941,000	2,949,385
Protective Life Global Funding, 0.63%, 10/13/2023(b)(c)	2,539,000	2,551,263
Reliance Standard Life Global Funding II, 2.50%, 10/30/2024(b)	8,350,000	8,714,669
		128,723,091

Life Sciences Tools & Services–0.41%
Illumina, Inc., 0.55%, 03/23/2023	12,766,000	12,784,828

Managed Health Care–0.37%
Humana, Inc., 2.90%, 12/15/2022	3,835,000	3,950,578
UnitedHealth Group, Inc., 2.38%, 08/15/2024	7,000,000	7,377,007
		11,327,585

Metal & Glass Containers–0.15%
Ball Corp., 4.88%, 03/15/2026(c)	846,000	950,693
Silgan Holdings, Inc., 1.40%, 04/01/2026(b)	3,903,000	3,847,909
		4,798,602

Movies & Entertainment–0.80%
Netflix, Inc.,
5.50%, 02/15/2022	3,852,000	3,933,431
5.75%, 03/01/2024	6,120,000	6,807,276
4.38%, 11/15/2026(c)	10,000,000	11,326,550
Tencent Music Entertainment Group (China), 1.38%, 09/03/2025	2,695,000	2,670,318
		24,737,575

Multi-line Insurance–0.05%
American International Group, Inc., 2.50%, 06/30/2025	1,586,000	1,668,351

Multi-Utilities–2.31%
Ameren Corp., 2.50%, 09/15/2024	2,585,000	2,708,987
Black Hills Corp., 1.04%, 08/23/2024	15,999,000	16,025,215
CenterPoint Energy, Inc.,
0.70% (SOFR + 0.65%), 05/13/2024(e)	4,918,000	4,925,698
2.50%, 09/01/2024	9,432,000	9,878,129
Dominion Energy, Inc.,
Series D, 0.65% (3 mo. USD LIBOR + 0.53%), 09/15/2023(e)	8,846,000	8,851,755
3.07%, 08/15/2024(c)(g)	4,622,000	4,904,344
DTE Energy Co.,
Series H, 0.55%, 11/01/2022	10,856,000	10,886,120
Series C, 2.53%, 10/01/2024	4,809,000	5,041,185
Series F, 1.05%, 06/01/2025	4,413,000	4,405,263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Term Bond Fund

	Principal Amount	Value
Multi-Utilities–(continued)
PSEG Power LLC, 3.85%, 06/01/2023	$3,695,000	$3,901,962
		71,528,658

Office REITs–0.28%
Office Properties Income Trust,
4.25%, 05/15/2024	6,530,000	6,977,565
2.65%, 06/15/2026	1,639,000	1,673,556
		8,651,121

Oil & Gas Equipment & Services–0.13%
Schlumberger Holdings Corp., 3.75%, 05/01/2024(b)	3,885,000	4,169,277

Oil & Gas Exploration & Production–1.12%
Canadian Natural Resources Ltd. (Canada), 2.95%, 01/15/2023	3,836,000	3,958,623
Cimarex Energy Co., 4.38%, 06/01/2024	3,694,000	3,994,535
Devon Energy Corp., 5.25%, 10/15/2027(b)	9,117,000	9,702,156
Diamondback Energy, Inc., 0.90%, 03/24/2023	6,858,000	6,858,108
EQT Corp.,
3.00%, 10/01/2022(c)	350,000	357,815
3.13%, 05/15/2026(b)	2,000,000	2,057,500
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates), 2.16%, 03/31/2034(b)	3,169,000	3,161,585
Pioneer Natural Resources Co., 0.55%, 05/15/2023	4,679,000	4,676,785
		34,767,107

Oil & Gas Refining & Marketing–0.12%
Phillips 66,
3.70%, 04/06/2023	776,000	815,209
1.30%, 02/15/2026	3,024,000	3,024,029
		3,839,238

Oil & Gas Storage & Transportation–4.37%
Enbridge, Inc. (Canada), 2.90%, 07/15/2022	4,622,000	4,715,559
Energy Transfer L.P.,
4.25%, 03/15/2023	2,921,000	3,054,578
5.88%, 01/15/2024	3,787,000	4,175,271
2.90%, 05/15/2025	4,079,000	4,283,141
5.50%, 06/01/2027	29,551,000	34,907,396
Enterprise Products Operating LLC, Series D, 4.88%, 08/16/2077(d)	5,002,000	4,905,478
EQM Midstream Partners L.P., 4.75%, 07/15/2023	1,245,000	1,304,449
Kinder Morgan, Inc., 3.15%, 01/15/2023	3,142,000	3,253,096
MPLX L.P.,
1.22% (3 mo. USD LIBOR + 1.10%), 09/09/2022(e)	7,522,000	7,521,818
3.50%, 12/01/2022	5,543,000	5,734,025
1.75%, 03/01/2026	10,912,000	11,054,930
ONEOK Partners L.P., 4.90%, 03/15/2025	4,160,000	4,642,033
ONEOK, Inc.,
4.25%, 02/01/2022	9,000,000	9,056,690
5.85%, 01/15/2026	3,715,000	4,365,381

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Plains All American Pipeline L.P./PAA Finance Corp., 3.85%, 10/15/2023	$3,884,000	$4,095,595
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/2028	15,720,000	20,569,863
Western Midstream Operating L.P., 2.23% (3 mo. USD LIBOR + 2.10%), 01/13/2023(e)	3,208,000	3,200,633
Williams Cos., Inc. (The), 3.35%, 08/15/2022	4,437,000	4,529,871
		135,369,807

Other Diversified Financial Services–1.29%
AIG Global Funding, 2.70%, 12/15/2021(b)	7,047,000	7,095,694
Blackstone Secured Lending Fund, 2.75%, 09/16/2026	9,221,000	9,501,162
Equitable Holdings, Inc., 3.90%, 04/20/2023	3,004,000	3,163,975
LSEGA Financing PLC (United Kingdom), 0.65%, 04/06/2024(b)	9,181,000	9,186,225
Pershing Square Holdings Ltd. (Guernsey), 5.50%, 07/15/2022(b)	7,000,000	7,243,362
USAA Capital Corp., 1.50%, 05/01/2023(b)	3,698,000	3,773,077
		39,963,495

Packaged Foods & Meats–0.26%
Conagra Brands, Inc., 4.30%, 05/01/2024	3,792,000	4,132,616
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	3,700,000	3,801,750
		7,934,366

Paper Packaging–1.27%
Avery Dennison Corp., 0.85%, 08/15/2024	8,409,000	8,419,824
Berry Global, Inc.,
0.95%, 02/15/2024(b)(c)	10,222,000	10,267,002
1.57%, 01/15/2026(b)	1,614,000	1,630,253
4.88%, 07/15/2026(b)	5,000,000	5,279,000
1.65%, 01/15/2027(b)	9,251,000	9,226,531
Packaging Corp. of America, 3.65%, 09/15/2024	3,240,000	3,494,196
Sealed Air Corp., 5.50%, 09/15/2025(b)	938,000	1,053,524
		39,370,330

Paper Products–0.79%
Georgia Pacific LLC,
1.75%, 09/30/2025(b)	4,459,000	4,592,426
0.95%, 05/15/2026(b)(c)	20,000,000	19,863,828
		24,456,254

Pharmaceuticals–0.95%
Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(b)	5,174,000	5,520,497
Elanco Animal Health, Inc., 5.27%, 08/28/2023(c)	3,697,000	3,965,217
Mylan, Inc., 3.13%, 01/15/2023(b)	3,836,000	3,967,379
Royalty Pharma PLC, 1.20%, 09/02/2025	2,697,000	2,691,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Bond Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Takeda Pharmaceutical Co. Ltd. (Japan), 4.40%, 11/26/2023	$3,787,000	$4,091,931
Viatris, Inc.,
1.13%, 06/22/2022(b)	5,715,000	5,747,240
1.65%, 06/22/2025(b)	3,401,000	3,456,885
		29,440,453

Regional Banks–1.54%
Fifth Third Bancorp, 1.63%, 05/05/2023	4,194,000	4,277,228
First Niagara Financial Group, Inc., 7.25%, 12/15/2021	750,000	764,647
Huntington Bancshares, Inc., 2.63%, 08/06/2024	3,236,000	3,407,093
KeyBank N.A., 2.50%, 11/22/2021	4,023,000	4,043,946
M&T Bank Corp., 3.55%, 07/26/2023	1,530,000	1,619,474
PNC Financial Services Group, Inc. (The), 3.50%, 01/23/2024	3,545,000	3,791,410
Santander Holdings USA, Inc., 3.50%, 06/07/2024	3,153,000	3,364,702
Synovus Financial Corp., 3.13%, 11/01/2022	2,040,000	2,089,993
Truist Bank,
1.25%, 03/09/2023	9,640,000	9,782,608
3.20%, 04/01/2024	3,144,000	3,355,929
3.69%, 08/02/2024(c)(d)	3,420,000	3,636,502
Zions Bancorporation N.A., 3.35%, 03/04/2022	7,611,000	7,709,813
		47,843,345

Restaurants–0.10%
Aramark Services, Inc., 5.00%, 04/01/2025(b)	3,034,000	3,116,118

Retail REITs–0.29%
Kite Realty Group L.P., 4.00%, 10/01/2026	6,674,000	7,232,899
Simon Property Group L.P., 3.50%, 09/01/2025	1,689,000	1,843,520
		9,076,419

Semiconductors–1.32%
Analog Devices, Inc., 2.50%, 12/05/2021	4,825,000	4,844,810
Broadcom, Inc., 3.46%, 09/15/2026	11,771,000	12,790,251
Marvell Technology, Inc., 4.20%, 06/22/2023(b)	3,695,000	3,915,500
Microchip Technology, Inc.,
4.33%, 06/01/2023	3,694,000	3,917,285
0.98%, 09/01/2024(b)	2,590,000	2,588,756
Micron Technology, Inc., 4.64%, 02/06/2024	7,400,000	8,047,500
NXP B.V./NXP Funding LLC (China), 4.63%, 06/01/2023(b)	4,387,000	4,683,851
		40,787,953

	Principal Amount	Value
Soft Drinks–0.46%
Coca-Cola Europacific Partners PLC (United Kingdom),
0.80%, 05/03/2024(b)	$9,999,000	$9,990,737
1.50%, 01/15/2027(b)	4,196,000	4,194,945
		14,185,682

Sovereign Debt–0.41%
Oman Government International Bond (Oman), 4.88%, 02/01/2025(b)	1,390,000	1,459,924
Turkey Government International Bond (Turkey)
5.60%, 11/14/2024	5,347,000	5,558,453
4.75%, 01/26/2026	5,690,000	5,687,627
		12,706,004

Specialized Finance–0.08%
Element Fleet Management Corp. (Canada), 1.60%, 04/06/2024(b)	2,291,000	2,326,206

Specialized REITs–0.84%
American Tower Corp.,
3.00%, 06/15/2023	4,767,000	4,977,426
0.60%, 01/15/2024	4,545,000	4,543,200
Equinix, Inc., 2.63%, 11/18/2024	11,850,000	12,456,689
GLP Capital L.P./GLP Financing II, Inc., 3.35%, 09/01/2024	3,698,000	3,911,944
		25,889,259

Specialty Chemicals–0.76%
Avient Corp., 5.25%, 03/15/2023(c)	3,767,000	4,007,146
Celanese US Holdings LLC, 3.50%, 05/08/2024	3,700,000	3,952,314
DuPont de Nemours, Inc., 4.21%, 11/15/2023	3,049,000	3,285,563
PPG Industries, Inc., 2.40%, 08/15/2024(c)	3,976,000	4,167,465
Sasol Financing USA LLC (South Africa), 4.38%, 09/18/2026	7,859,000	8,126,796
		23,539,284

Steel–0.36%
ArcelorMittal S.A. (Luxembourg), 3.60%, 07/16/2024	3,881,000	4,134,676
POSCO (South Korea), 2.38%, 01/17/2023(b)	5,021,000	5,130,307
Steel Dynamics, Inc., 2.40%, 06/15/2025	1,738,000	1,812,955
		11,077,938

Systems Software–0.32%
Oracle Corp., 2.50%, 04/01/2025	3,455,000	3,625,432
VMware, Inc., 2.95%, 08/21/2022	6,285,000	6,430,194
		10,055,626

Technology Hardware, Storage & Peripherals–0.14%
Hewlett Packard Enterprise Co., 4.40%, 10/15/2022	4,254,000	4,413,468

Tobacco–0.63%
Altria Group, Inc., 2.35%, 05/06/2025	1,549,000	1,616,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Bond Fund

	Principal Amount	Value
Tobacco–(continued)
BAT Capital Corp. (United Kingdom),
3.22%, 08/15/2024(c)	$4,899,000	$5,199,974
2.79%, 09/06/2024	4,148,000	4,360,041
BAT International Finance PLC (United Kingdom), 1.67%, 03/25/2026	4,112,000	4,137,799
Imperial Brands Finance PLC (United Kingdom), 3.13%, 07/26/2024(b)	3,882,000	4,094,619
		19,408,694

Trading Companies & Distributors–0.36%
Air Lease Corp.,
2.30%, 02/01/2025	4,000,000	4,135,068
1.88%, 08/15/2026	7,000,000	7,026,082
		11,161,150

Trucking–2.04%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
3.45%, 07/01/2024(b)	5,542,000	5,923,860
4.00%, 07/15/2025(b)	4,719,000	5,193,394
1.20%, 11/15/2025(b)	4,335,000	4,314,453
Ryder System, Inc.,
2.50%, 09/01/2024(c)	5,974,000	6,264,394
4.63%, 06/01/2025	5,716,000	6,429,673
3.35%, 09/01/2025	7,704,000	8,330,485
Triton Container International Ltd. (Bermuda),
0.80%, 08/01/2023(b)	10,000,000	9,998,337
1.15%, 06/07/2024(b)	8,984,000	8,993,428
2.05%, 04/15/2026(b)	7,801,000	7,874,847
		63,322,871

Wireless Telecommunication Services–1.25%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(b)	11,514,375	12,316,927
T-Mobile USA, Inc., 2.25%, 02/15/2026	4,337,000	4,434,583
2.25%, 02/15/2026(b)(c)	4,604,000	4,707,590
2.63%, 04/15/2026	7,499,000	7,714,596
VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(b)	3,001,000	3,169,881
Vodafone Group PLC (United Kingdom), 3.75%, 01/16/2024	5,888,000	6,343,377
		38,686,954
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,102,975,295)		2,153,778,543

	Principal Amount	Value
Asset-Backed Securities–18.37%
American Credit Acceptance Receivables Trust,
Series 2017-4, Class D, 3.57%, 01/10/2024(b)	$858,623	$861,278
Series 2018-3, Class D, 4.14%, 10/15/2024(b)	207,671	209,627
Series 2019-1, Class C, 3.50%, 04/14/2025(b)	671,925	676,419
Series 2019-2, Class D, 3.41%, 06/12/2025(b)	1,935,000	1,988,559
Series 2019-3, Class C, 2.76%, 09/12/2025(b)	1,634,896	1,648,362
AmeriCredit Automobile Receivables Trust,
Series 2017-2, Class D, 3.42%, 04/18/2023	3,075,000	3,103,077
Series 2017-4, Class D, 3.08%, 12/18/2023	1,480,000	1,507,943
Series 2018-3, Class C, 3.74%, 10/18/2024	3,465,000	3,569,579
Series 2019-2, Class C, 2.74%, 04/18/2025	1,335,000	1,374,584
Series 2019-2, Class D, 2.99%, 06/18/2025	3,700,000	3,842,534
Series 2019-3, Class D, 2.58%, 09/18/2025	1,830,000	1,885,106
Angel Oak Mortgage Trust,
Series 2019-3, Class A1, 2.93%, 05/25/2059(b)(h)	2,801,851	2,815,742
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(h)	2,128,446	2,142,466
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(h)	6,216,335	6,263,616
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(h)	5,593,485	5,608,676
Angel Oak Mortgage Trust I LLC,
Series 2018-3, Class A1, 3.65%, 09/25/2048(b)(h)	1,581,775	1,592,526
Series 2019-2, Class A1, 3.63%, 03/25/2049(b)(h)	2,103,599	2,127,503
Angel Oak Mortgage Trust LLC, Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(h)	4,138,676	4,162,449
Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 1.32% (3 mo. USD LIBOR + 1.18%), 07/25/2034(b)(e)	11,812,000	11,812,734
Banc of America Mortgage Trust, Series 2004-D, Class 2A2, 2.54%, 05/25/2034(h)	20,436	21,127
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, 2.19%, 08/25/2033(h)	40,422	41,398
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(e)	149,478	152,947
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(e)	297,303	302,230
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.65%, 01/15/2051(i)	26,089,838	687,971

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Bond Fund

	Principal Amount	Value
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(h)	$4,697,423	$4,712,285
Capital Lease Funding Securitization L.P., Series 1997-CTL1, Class IO, 1.51%, 06/22/2024(b)(i)	65,604	385
CarMax Auto Owner Trust,
Series 2017-4, Class D, 3.30%, 05/15/2024	1,120,000	1,126,504
Series 2018-1, Class D, 3.37%, 07/15/2024	810,000	820,636
Series 2018-3, Class A3, 3.13%, 06/15/2023	2,945,821	2,970,497
Series 2018-4, Class C, 3.85%, 07/15/2024	1,170,000	1,218,990
CCG Receivables Trust,
Series 2018-2, Class C, 3.87%, 12/15/2025(b)	755,000	765,453
Series 2019-1, Class B, 3.22%, 09/14/2026(b)	2,540,000	2,615,125
Series 2019-1, Class C, 3.57%, 09/14/2026(b)	555,000	573,491
Series 2019-2, Class B, 2.55%, 03/15/2027(b)	1,445,000	1,483,798
Series 2019-2, Class C, 2.89%, 03/15/2027(b)	695,000	711,897
CD Mortgage Trust, Series 2017- CD6, Class XA, IO, 1.06%, 11/13/2050(i)	8,701,447	320,247
Chase Home Lending Mortgage Trust,
Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(h)	180,014	182,436
Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(h)	3,094,583	3,161,409
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 3.05%, 01/25/2036(h)	314,001	303,042
CIFC Funding Ltd., Series 2014-5A, Class A1R2, 1.33% (3 mo. USD LIBOR + 1.20%), 10/17/2031(b)(e)	2,390,000	2,392,119
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, IO, 1.17%, 11/10/2046(i)	11,127,922	202,456
Series 2014-GC21, Class AA, 3.48%, 05/10/2047	573,769	596,658
Series 2017-C4, Class XA, IO, 1.23%, 10/12/2050(i)	22,972,357	1,074,339
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1, 2.72%, 07/25/2049(b)(h)	3,198,253	3,230,832
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4, 1.86%, 08/25/2034(h)	79,429	77,902
Series 2006-AR1, Class 1A1, 2.48% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(e)	663,663	694,413
CNH Equipment Trust, Series 2017-C, Class B, 2.54%, 05/15/2025	750,000	754,848

	Principal Amount	Value
COLT Mortgage Loan Trust,
Series 2020-1, Class A1, 2.49%, 02/25/2050(b)(h)	$3,388,859	$3,398,724
Series 2020-1, Class A2, 2.69%, 02/25/2050(b)(h)	874,778	877,309
Series 2020-1R, Class A1, 1.26%, 09/25/2065(b)(h)	2,029,741	2,036,568
Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(h)	2,451,875	2,465,186
COMM Mortgage Trust,
Series 2012-CR5, Class XA, IO, 1.65%, 12/10/2045(i)	11,440,840	170,620
Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	459,670	478,146
Countrywide Home Loans Mortgage Pass Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	280,948	283,036
Series 2005-JA, Class A7, 5.50%, 11/25/2035	351,721	348,948
Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.62%, 04/25/2065(b)(g)	4,072,597	4,084,963
Credit Suisse Mortgage Trust,
Series 2020-AFC1, Class A1, 2.24%, 02/25/2050(b)(h)	7,776,292	7,872,311
Series 2021-INV1, Class A4, 2.50%, 07/25/2056(b)(h)	17,365,000	17,845,246
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(h)	2,038,811	2,040,521
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(h)	8,285,110	8,305,028
DB Master Finance LLC, Series 2019-1A, Class A2I, 3.79%, 05/20/2049(b)	8,820,000	8,924,904
Deephaven Residential Mortgage Trust, Series 2019-4A, Class A1, 2.79%, 10/25/2059(b)(h)	1,167,321	1,171,789
Dell Equipment Finance Trust,
Series 2019-1, Class C, 3.14%, 03/22/2024(b)	4,465,000	4,504,392
Series 2019-2, Class D, 2.48%, 04/22/2025(b)	1,530,000	1,545,744
Drive Auto Receivables Trust,
Series 2017-1, Class D, 3.84%, 03/15/2023	232,201	232,678
Series 2018-2, Class D, 4.14%, 08/15/2024	1,496,346	1,521,726
Series 2018-3, Class D, 4.30%, 09/16/2024	1,767,140	1,801,842
Series 2018-5, Class C, 3.99%, 01/15/2025	1,249,566	1,261,414
Series 2019-1, Class C, 3.78%, 04/15/2025	1,892,086	1,904,952
Series 2019-3, Class C, 2.90%, 08/15/2025	2,525,000	2,557,552
Series 2019-3, Class D, 3.18%, 10/15/2026	2,885,000	2,975,051

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Bond Fund

	Principal Amount	Value
DT Auto Owner Trust,
Series 2017-3A, Class E, 5.60%, 08/15/2024(b)	$1,732,474	$1,744,222
Series 2017-4A, Class E, 5.15%, 11/15/2024(b)	1,949,342	1,959,507
Series 2018-2A, Class D, 4.15%, 03/15/2024(b)	750,068	759,771
Series 2018-3A, Class C, 3.79%, 07/15/2024(b)	158,223	158,446
Series 2019-3A, Class C, 2.74%, 04/15/2025(b)	2,890,000	2,917,238
Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(h)	1,276,092	1,287,242
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(h)	2,729,084	2,726,783
Exeter Automobile Receivables Trust,
Series 2019-1A, Class D, 4.13%, 12/16/2024(b)	4,215,000	4,339,643
Series 2019-2A, Class C, 3.30%, 03/15/2024(b)	2,862,754	2,887,607
Series 2019-4A, Class D, 2.58%, 09/15/2025(b)	3,225,000	3,311,465
Flagstar Mortgage Trust, Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(h)	2,475,000	2,550,507
FREMF Mortgage Trust,
Series 2012-K23, Class C, 3.78%, 10/25/2045(b)(h)	5,250,000	5,383,384
Series 2013-K25, Class C, 3.74%, 11/25/2045(b)(h)	2,362,000	2,431,626
Series 2013-K26, Class C, 3.72%, 12/25/2045(b)(h)	1,642,030	1,694,806
Series 2013-K27, Class C, 3.62%, 01/25/2046(b)(h)	530,000	547,243
Series 2013-K28, Class C, 3.61%, 06/25/2046(b)(h)	530,000	550,233
Series 2013-K29, Class C, 3.60%, 05/25/2046(b)(h)	1,915,000	1,993,992
Series 2013-K30, Class C, 3.67%, 06/25/2045(b)(h)	917,000	956,923
Series 2015-K721, Class B, 3.68%, 11/25/2047(b)(h)	1,150,000	1,181,954
Series 2017-K724, Class B, 5.26%, 12/25/2049(b)(h)	1,395,000	1,470,753
Galton Funding Mortgage Trust, Series 2019-H1, Class A1, 2.66%, 10/25/2059(b)(h)	555,777	564,447
GCAT Trust,
Series 2019-NQM2, Class A1, 2.86%, 09/25/2059(b)(g)	2,274,103	2,286,852
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(b)(h)	4,208,742	4,316,504
Series 2020-NQM2, Class A1, 1.56%, 04/25/2065(b)(g)	2,014,528	2,025,334
GMF Floorplan Owner Revolving Trust,
Series 2018-4, Class B, 3.68%, 09/15/2023(b)	2,725,000	2,728,503
Series 2018-4, Class C, 3.88%, 09/15/2023(b)	3,405,000	3,409,115
GoldenTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class A, 1.20% (3 mo. USD LIBOR + 1.07%), 01/20/2033(b)(e)	6,000,000	6,005,625

	Principal Amount	Value
GoldenTree Loan Management US CLO 2 Ltd., Series 2017-2A, Class A, 1.28% (3 mo. USD LIBOR + 1.15%), 11/28/2030(b)(e)	$6,022,000	$6,028,111
Golub Capital Partners CLO 35(B) Ltd., Series 2017-35A, Class AR, 1.32% (3 mo. USD LIBOR + 1.19%), 07/20/2029(b)(e)	9,000,000	9,014,345
GS Mortgage Securities Trust,
Series 2012-GC6, Class A3, 3.48%, 01/10/2045	193,370	193,363
Series 2012-GC6, Class AS, 4.95%, 01/10/2045(b)	2,500,000	2,516,919
Series 2013-GCJ12, Class AAB, 2.68%, 06/10/2046	112,380	113,767
Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	456,571	472,153
GS Mortgage-Backed Securities Trust, Series 2021-INV, Class A6, 2.50%, 12/25/2051(b)(h)	5,988,000	6,165,868
GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.07%, 07/25/2035(h)	67,118	69,737
Hertz Vehicle Financing LLC,
Series 2021-1A, Class A, 1.21%, 12/26/2025(b)	1,584,000	1,595,160
Series 2021-1A, Class B, 1.56%, 12/26/2025(b)	700,000	706,648
Hilton Grand Vacations Trust, Series 2019 AA, Class A, 2.34%, 07/25/2033(b)	2,596,874	2,674,986
Home Partners of America Trust,
Series 2018-1, Class A, 0.99% (1 mo. USD LIBOR + 0.90%), 07/17/2037(b)(e)	1,330,914	1,335,734
Series 2018-1, Class B, 1.19% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(e)	2,970,000	2,976,112
Series 2018-1, Class C, 1.34% (1 mo. USD LIBOR + 1.25%), 07/17/2037(b)(e)	1,350,000	1,352,932
HomeBanc Mortgage Trust, Series 2005-3, Class A2, 0.70% (1 mo. USD LIBOR + 0.62%), 07/25/2035(e)	3,818	3,825
ICG US CLO Ltd., Series 2016-1A, Class A1RR, 1.38% (3 mo. USD LIBOR + 1.25%), 04/29/2034(b)(e)	3,000,000	3,003,990
Invitation Homes Trust,
Series 2017-SFR2, Class A, 0.94% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(e)	822,721	824,588
Series 2017-SFR2, Class B, 1.24% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(e)	483,179	484,334
Series 2017-SFR2, Class C, 1.54% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(e)	924,779	927,146
IP Lending II Ltd., Series 2021-2A, Class SNR, 3.65%, 07/15/2025(b)	5,000,000	5,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Bond Fund

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class AS, 4.52%, 12/15/2046	$2,335,000	$2,508,204
Series 2016-JP3, Class A2, 2.43%, 08/15/2049	1,242,791	1,242,450
JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 2.54%, 07/25/2035(h)	239,590	245,380
JPMBB Commercial Mortgage Securities Trust, Series 2015- C27, Class XA, IO, 1.29%, 02/15/2048(i)	26,801,231	893,668
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A, 0.90% (1 mo. USD LIBOR + 0.80%), 05/15/2036(b)(e)	7,750,000	7,766,185
Series 2019-KNSQ, Class C, 1.15% (1 mo. USD LIBOR + 1.05%), 05/15/2036(b)(e)	4,250,000	4,255,458
Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(h)	22,658	10,213
Life Mortgage Trust,
Series 2021-BMR, Class A, 0.80% (1 mo. USD LIBOR + 0.70%), 03/15/2038(b)(e)	7,380,000	7,395,902
Series 2021-BMR, Class B, 0.98% (1 mo. USD LIBOR + 0.88%), 03/15/2038(b)(e)	3,580,000	3,588,493
Master Credit Card Trust II, Series 2020-1A, Class A, 1.99%, 09/21/2024(b)	15,000,000	15,401,334
Mello Mortgage Capital Acceptance Trust, Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(h)	4,581,000	4,706,441
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.25%, 11/25/2035(h)	550,169	557,179
MMAF Equipment Finance LLC,
Series 2020-A, Class A2, 0.74%, 04/09/2024(b)	4,229,173	4,245,270
Series 2020-A, Class A3, 0.97%, 04/09/2027(b)	5,800,000	5,865,037
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.46%, 05/15/2046	2,235,000	2,315,414
Morgan Stanley Capital I Trust,
Series 2017-CLS, Class A, 0.80% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(e)	8,028,000	8,033,551
Series 2017-CLS, Class B, 0.95% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(e)	3,944,000	3,946,944
Series 2017-CLS, Class C, 1.10% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(e)	2,676,000	2,678,688
Series 2017-HR2, Class XA, IO, 0.92%, 12/15/2050(i)	8,640,452	346,044

	Principal Amount	Value
Motel Trust,
Series 2021-MTL6, Class A, 1.00% (1 mo. USD LIBOR + 0.90%), 09/15/2038(b)(e)	$1,940,000	$1,946,968
Series 2021-MTL6, Class B, 1.30% (1 mo. USD LIBOR + 1.20%), 09/15/2038(b)(e)	780,000	782,924
MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/2038(b)	2,607,047	2,659,157
MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/2036(b)	2,073,618	2,147,444
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 1.15% (3 mo. USD LIBOR + 1.02%), 04/19/2030(b)(e)	7,455,000	7,469,605
New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(h)	1,523,526	1,536,615
Series 2020-NQM1, Series A1, 2.46%, 01/26/2060(b)(h)	2,497,329	2,522,507
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(h)	5,616,000	5,776,545
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 1.39% (3 mo. USD LIBOR + 1.26%), 07/15/2030(b)(e)	5,145,000	5,147,700
Series 2017-13A, Class A1AR, 1.00% (3 mo. USD LIBOR + 0.96%), 07/15/2030(b)(e)	5,145,000	5,147,572
Series 2020-8RA, Class A1, 1.35% (3 mo. USD LIBOR + 1.22%), 01/17/2032(b)(e)	9,602,000	9,611,602
Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 1.35% (3 mo. USD LIBOR + 1.22%), 01/15/2033(b)(e)	8,832,000	8,841,034
OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.39% (3 mo. USD LIBOR + 1.26%), 01/20/2033(b)(e)	7,550,413	7,566,596
Onslow Bay Financial LLC, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(b)(h)	689,931	701,950
PPM CLO 3 Ltd., Series 2019-3A, Class AR, 1.22% (3 mo. USD LIBOR + 1.09%), 04/17/2034(b)(e)	3,874,000	3,882,734
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(b)	1,560,000	1,583,906
Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b)	5,005,000	5,074,259
RBSSP Resecuritization Trust, Series 2010-1, Class 2A1, 2.24%, 07/26/2045(b)(h)	1,760	1,764
Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	4,485	4,281
Residential Mortgage Loan Trust,
Series 2019-3, Class A1, 2.63%, 09/25/2059(b)(h)	844,933	853,969
Series 2020-1, Class A1, 2.38%, 02/25/2024(b)(h)	2,056,987	2,079,622

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Bond Fund

	Principal Amount	Value
Santander Drive Auto Receivables Trust,
Series 2017-3, Class D, 3.20%, 11/15/2023	$1,622,669	$1,633,175
Series 2018-1, Class D, 3.32%, 03/15/2024	834,769	842,482
Series 2018-2, Class D, 3.88%, 02/15/2024	1,824,495	1,850,788
Series 2019-2, Class D, 3.22%, 07/15/2025	2,675,000	2,755,406
Series 2019-3, Class D, 2.68%, 10/15/2025	2,230,000	2,285,137
Santander Retail Auto Lease Trust,
Series 2019-A, Class C, 3.30%, 05/22/2023(b)	4,295,000	4,344,027
Series 2019-B, Class C, 2.77%, 08/21/2023(b)	1,555,000	1,581,413
Series 2019-C, Class C, 2.39%, 11/20/2023(b)	2,845,000	2,897,068
Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(h)	683,958	688,797
Series 2013-6, Class A2, 3.00%, 05/25/2043(h)	1,008,550	1,019,492
Series 2013-7, Class A2, 3.00%, 06/25/2043(h)	586,811	593,569
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class A, 2.34%, 08/20/2036(b)	3,073,663	3,143,532
Sonic Capital LLC, Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	4,610,000	4,630,878
Star Trust, Series 2021-SFR1, Class A, 0.69% (1 mo. USD LIBOR + 0.60%), 04/17/2038(b)(e)	18,579,790	18,587,084
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(h)	1,298,707	1,313,310
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(h)	3,399,979	3,401,747
Structured Asset Securities Corp. Pass-Through Ctfs., Series 2002-AL1, Class AIO, 3.45%, 02/25/2032	744,863	128,292
Taconic Park CLO Ltd., Series 2016-1A, Class A1R, 1.13% (3 mo. USD LIBOR + 1.00%), 01/20/2029(b)(e)	12,119,000	12,136,278
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	8,078,667	8,192,826
TICP CLO XV Ltd., Series 2020-15A, Class A, 1.41% (3 mo. USD LIBOR + 1.28%), 04/20/2033(b)(e)	7,162,000	7,179,866
Towd Point Mortgage Trust,
Series 2016-3, Class A1, 2.25%, 04/25/2056(b)(h)	230,731	231,618
Series 2017-2, Class A1, 2.75%, 04/25/2057(b)(h)	1,938,261	1,965,386
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.13%, 11/15/2050(i)	14,866,398	631,804
Vendee Mortgage Trust, Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025(j)	801,040	7,890

	Principal Amount	Value
Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(g)	$4,934,620	$5,005,753
Series 2020-INV1, Class A1, 0.33%, 03/25/2060(b)(h)	1,201,502	1,212,503
Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(h)	5,138,301	5,145,909
Series 2021-2, Class A1, 1.03%, 02/25/2066(b)(h)	2,951,218	2,950,850
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(h)	5,440,323	5,445,866
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	3,476,653	3,496,012
WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 2.56%, 10/25/2033(h)	116,749	118,180
Series 2005-AR14, Class 1A4, 2.89%, 12/25/2035(h)	49,070	49,831
Series 2005-AR16, Class 1A1, 2.72%, 12/25/2035(h)	219,306	223,535
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class A2, 2.63%, 05/15/2048	202,525	202,465
Series 2017-C42, Class XA, IO, 1.03%, 12/15/2050(i)	12,009,832	566,270
Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 06/15/2049(b)	6,615,000	7,061,704
Westlake Automobile Receivables Trust,
Series 2019-2A, Class C, 2.84%, 07/15/2024(b)	2,805,000	2,834,003
Series 2019-3A, Class C, 2.49%, 10/15/2024(b)	3,590,000	3,639,469
WFRBS Commercial Mortgage Trust,
Series 2012-C10, Class XA, IO, 1.64%, 12/15/2045(b)(i)	3,159,331	44,608
Series 2012-C6, Class XA, IO, 2.31%, 04/15/2045(b)(i)	783,192	1,072
Series 2013-C16, Class B, 5.17%, 09/15/2046(h)	4,500,000	4,749,684
World Financial Network Credit Card Master Trust,
Series 2019-A, Class A, 3.14%, 12/15/2025	1,000,000	1,013,440
Series 2019-B, Class A, 2.49%, 04/15/2026	3,665,000	3,731,108
Series 2019-C, Class A, 2.21%, 07/15/2026	3,130,000	3,195,119
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	9,995,000	10,344,379
Total Asset-Backed Securities (Cost $566,423,945)		569,060,542

U.S. Treasury Securities–4.57%
U.S. Treasury Bills–0.15%
0.05%, 02/17/2022(k)(l)	4,648,000	4,647,018

U.S. Treasury Notes–4.42%
0.13%, 08/31/2023	40,832,000	40,768,998
0.38%, 08/15/2024	36,973,400	36,947,403
0.75%, 08/31/2026	59,248,200	59,183,397
		136,899,798
Total U.S. Treasury Securities (Cost $141,482,284)		141,546,816

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Bond Fund

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.94%
Collateralized Mortgage Obligations–0.56%
Fannie Mae Interest STRIPS,
IO, 7.50%, 05/25/2023 to 11/25/2029(j)	$671,208	$121,459
6.50%, 02/25/2032 to 07/25/2032(j)	339,971	61,082
6.00%, 12/25/2032 to 09/25/2035(j)	830,453	134,570
5.50%, 11/25/2033 to 06/25/2035(j)	642,126	107,785
PO, 0.00%, 09/25/2032(m)	27,149	25,587
Fannie Mae REMICs,
7.50%, 09/25/2022	72,041	73,830
6.50%, 06/25/2023 to 11/25/2029	100,877	111,329
1.08% (1 mo. USD LIBOR + 1.00%), 04/25/2032(e)	48,063	49,164
0.59% (1 mo. USD LIBOR + 0.50%), 10/18/2032(e)	22,374	22,520
0.48% (1 mo. USD LIBOR + 0.40%), 11/25/2033 to 03/25/2042(e)	115,536	116,453
5.50%, 04/25/2035 to 07/25/2046(j)	3,878,524	3,314,336
24.26% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(e)	81,412	133,434
23.89% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(e)	303,861	487,097
23.89% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(e)	42,924	69,400
5.00%, 04/25/2040 to 09/25/2047(e)(j)	7,346,124	1,477,173
4.00%, 03/25/2041 to 08/25/2047(j)	1,584,583	240,524
0.53% (1 mo. USD LIBOR + 0.45%), 02/25/2047(e)	63,895	64,403
IO, 6.62% (6.70% - (1.00 x 1 mo. USD LIBOR)), 02/25/2024 to 02/25/2035(e)(j)	858,454	159,520
3.00%, 11/25/2027(j)	1,226,037	69,010
7.81% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/18/2031 to 12/18/2031(e)(j)	181,082	35,026
7.82% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(e)(j)	35,528	7,192
7.87% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032 to 07/25/2032(e)(j)	218,401	38,234
7.91% (8.00% - (1.00 x 1 mo. USD LIBOR)), 03/18/2032(e)(j)	73,499	16,172
8.02% (8.10% - (1.00 x 1 mo. USD LIBOR)), 03/25/2032 to 04/25/2032(e)(j)	103,715	23,318
6.92% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(e)(j)	69,542	12,544
7.72% (7.80% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(e)(j)	34,982	7,669
7.92% (8.00% - (1.00 x 1 mo. USD LIBOR)), 07/25/2032 to 09/25/2032(e)(j)	227,998	51,329

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
8.01% (8.10% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032(e)(j)	$161,037	$32,811
8.17% (8.25% - (1.00 x 1 mo. USD LIBOR)), 02/25/2033 to 05/25/2033(e)(j)	192,766	44,891
7.00%, 04/25/2033(j)	960,762	182,414
5.97% (6.05% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035 to 07/25/2038(e)(j)	434,853	68,930
6.67% (6.75% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035 to 05/25/2035(e)(j)	319,319	42,389
6.52% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(e)(j)	181,865	27,774
3.50%, 08/25/2035(j)	4,070,878	501,885
6.46% (6.54% - (1.00 x 1 mo. USD LIBOR)), 06/25/2037(e)(j)	148,102	27,521
6.47% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(e)(j)	463,172	90,564
6.07% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(e)(j)	821,666	170,356
4.50%, 02/25/2043(j)	277,270	44,918
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, IO, 1.91%, 03/25/2024(i)	59,380,184	488,729
Series KC03, Class X1, IO, 0.63%, 11/25/2024(i)	37,495,175	497,718
Series K734, Class X1, IO, 0.78%, 02/25/2026(i)	27,568,337	679,372
Series K735, Class X1, IO, 1.10%, 05/25/2026(i)	27,099,595	1,096,141
Series K093, Class X1, IO, 1.09%, 05/25/2029(i)	22,339,194	1,461,832
Freddie Mac REMICs,
1.73% (COF 11 + 1.45%), 12/15/2023(e)	323,174	327,412
6.50%, 04/15/2028 to 06/15/2032	844,042	970,798
6.00%, 01/15/2029 to 04/15/2029	404,910	455,545
7.50%, 09/15/2029	59,194	68,584
8.00%, 03/15/2030	34,824	41,409
1.05% (1 mo. USD LIBOR + 0.95%), 08/15/2031 to 01/15/2032(e)	71,148	72,838
1.10% (1 mo. USD LIBOR + 1.00%), 12/15/2031 to 03/15/2032(e)	144,617	147,407
0.60% (1 mo. USD LIBOR + 0.50%), 01/15/2033(e)	3,085	3,130
5.00%, 08/15/2035	1,365,748	1,567,555
4.00%, 06/15/2038 to 03/15/2045(j)	982,272	181,622
IO, 5.90% (6.00% - (1.00 x 1 mo. USD LIBOR)), 03/15/2024 to 04/15/2038(e)(j)	255,910	19,216
3.00%, 06/15/2027 to 12/15/2027(j)	4,204,183	241,118
2.50%, 05/15/2028(j)	843,629	44,795
8.61% (8.70% - (1.00 x 1 mo. USD LIBOR)), 07/17/2028(e)(j)	42,033	3,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
7.95% (8.05% - (1.00 x 1 mo. USD LIBOR)), 02/15/2029(e)(j)	$176,357	$27,501
7.65% (7.75% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029(e)(j)	165,578	23,935
8.00% (8.10% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029 to 09/15/2029(e)(j)	106,275	17,806
6.60% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(e)(j)	466,559	75,223
6.65% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(e)(j)	111,336	16,932
6.62% (6.72% - (1.00 x 1 mo. USD LIBOR)), 05/15/2035(e)(j)	346,782	50,784
6.05% (6.15% - (1.00 x 1 mo. USD LIBOR)), 07/15/2035(e)(j)	496,156	61,890
6.90% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(e)(j)	67,973	15,130
5.97% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(e)(j)	898,217	159,805
6.15% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(e)(j)	174,507	29,972
6.00% (6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(e)(j)	995,444	140,130
Freddie Mac STRIPS,
IO, 3.00%, 12/15/2027(j)	1,818,066	109,936
3.27%, 12/15/2027(i)	480,956	25,261
6.50%, 02/01/2028(j)	18,987	2,530
7.00%, 09/01/2029(j)	141,526	23,829
7.50%, 12/15/2029(j)	60,010	10,824
6.00%, 12/15/2032(j)	54,905	8,370
		17,432,952

Federal Home Loan Mortgage Corp. (FHLMC)–0.09%
6.00%, 01/01/2022 to 07/01/2024	146,541	161,873
6.50%, 01/01/2022 to 04/01/2034	84,564	95,514
9.00%, 08/01/2022 to 05/01/2025	2,461	2,645
8.50%, 05/01/2024 to 08/17/2026	37,487	37,876
7.00%, 10/25/2024 to 03/01/2035	801,757	904,989
7.50%, 01/01/2032 to 02/01/2032	447,980	519,983
5.00%, 07/01/2033 to 06/01/2034	234,465	266,529
5.50%, 09/01/2039	542,004	628,649
ARM, 1.84% (6 mo. USD LIBOR + 1.63%), 07/01/2036(e)	18,477	19,292
2.49% (1 yr. USD LIBOR + 2.14%), 02/01/2037(e)	7,326	7,879
2.45% (1 yr. USD LIBOR + 2.08%), 01/01/2038(e)	7,068	7,425
		2,652,654

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–0.23%
5.00%, 12/01/2021 to 06/01/2022	$452	$471
8.00%, 12/01/2022 to 07/01/2032	89,953	92,056
6.50%, 11/01/2023 to 10/01/2035	1,402,432	1,580,340
7.00%, 11/01/2025 to 08/01/2036	1,687,214	1,896,131
7.50%, 02/01/2027 to 08/01/2033	1,070,599	1,227,318
9.00%, 01/01/2030	31,433	31,984
8.50%, 05/01/2030 to 07/01/2032	97,936	108,198
6.00%, 06/01/2030 to 03/01/2037	1,720,324	2,032,782
5.50%, 02/01/2035 to 05/01/2036	226,310	262,625
ARM, 2.33% (1 yr. U.S. Treasury Yield Curve Rate + 2.22%), 11/01/2032(e)	17,571	17,714
2.29% (1 yr. U.S. Treasury Yield Curve Rate + 2.18%), 05/01/2035(e)	34,655	37,037
2.09% (1 yr. USD LIBOR + 1.69%), 03/01/2038(e)	8,957	9,427
		7,296,083

Government National Mortgage Association (GNMA)–0.06%
8.00%, 02/15/2022 to 08/15/2028	9,420	9,463
7.50%, 10/15/2022 to 11/15/2026	21,234	22,696
6.50%, 07/15/2023 to 02/15/2034	480,102	537,815
7.00%, 10/15/2026 to 01/20/2030	81,605	86,972
8.50%, 07/20/2027	31,216	34,758
IO, 6.45% (6.55% - (1.00 x 1 mo. USD LIBOR)), 04/16/2037(e)(j)	869,599	164,046
6.55% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(e)(j)	1,370,036	214,642
4.50%, 09/16/2047(j)	2,346,988	343,109
6.10% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(e)(j)	2,473,070	458,595
		1,872,096
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $28,463,901)		29,253,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Bond Fund

	Principal Amount	Value
Agency Credit Risk Transfer Notes–0.50%
Fannie Mae Connecticut Avenue Securities,
Series 2016-C02, Class 1M2, 6.08% (1 mo. USD LIBOR + 6.00%), 09/25/2028(e)	$1,946,075	$2,039,027
Series 2018-R07, Class 1M2, 2.48% (1 mo. USD LIBOR + 2.40%), 04/25/2031(b)(e)	1,065,941	1,071,419
Series 2019-R02, Class 1M2, 2.38% (1 mo. USD LIBOR + 2.30%), 08/25/2031(b)(e)	457,377	460,861
Series 2019-R03, Class 1M2, 2.23% (1 mo. USD LIBOR + 2.15%), 09/25/2031(b)(e)	439,642	442,726
Freddie Mac,
Series 2013-DN2, Class M2, STACR® , 4.33% (1 mo. USD LIBOR + 4.25%), 11/25/2023(e)	1,620,475	1,658,333
Series 2014-DN1, Class M3, STACR® , 4.58% (1 mo. USD LIBOR + 4.50%), 02/25/2024(e)	968,202	996,918
Series 2014-DN3, Class M3, STACR® , 4.08% (1 mo. USD LIBOR + 4.00%), 08/25/2024(e)	830,555	847,275
Series 2014-HQ2, Class M3, STACR® , 3.83% (1 mo. USD LIBOR + 3.75%), 09/25/2024(e)	1,972,197	2,033,625
Series 2014-DN4, Class M3, STACR® , 4.63% (1 mo. USD LIBOR + 4.55%), 10/25/2024(e)	120,139	122,965
Series 2016-DNA2, Class M3, STACR® , 4.73% (1 mo. USD LIBOR + 4.65%), 10/25/2028(e)	844,450	878,180
Series 2018-HQA1, Class M2, STACR® , 2.38% (1 mo. USD LIBOR + 2.30%), 09/25/2030(e)	1,188,732	1,205,301
Series 2018-DNA2, Class M1, STACR® , 0.88% (1 mo. USD LIBOR + 0.80%), 12/25/2030(b)(e)	556,563	556,628
Series 2018-HRP1, Class M2, STACR® , 1.73% (1 mo. USD LIBOR + 1.65%), 04/25/2043(b)(e)	1,832,452	1,837,996
Series 2018-DNA3, Class M1, STACR® , 0.83% (1 mo. USD LIBOR + 0.75%), 09/25/2048(b)(e)	2,126	2,126
Series 2018-HQA2, Class M1, STACR® , 0.83% (1 mo. USD LIBOR + 0.75%), 10/25/2048(b)(e)	364,551	364,583
Series 2019-HRP1, Class M2, STACR® , 1.48% (1 mo. USD LIBOR + 1.40%), 02/25/2049(b)(e)	827,900	833,577
Series 2020-DNA5, Class M1, STACR® , 1.35% (30 Day Average SOFR + 1.30%), 10/25/2050(b)(e)	71,898	71,900
Total Agency Credit Risk Transfer Notes (Cost $15,548,091)		15,423,440

	Shares	Value
Preferred Stocks–0.13%
Diversified Banks–0.07%
JPMorgan Chase & Co., 3.60%, Series I, Pfd.(e)	1,956,000	$1,960,459

Regional Banks–0.06%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.(d)	75,000	1,950,750
Total Preferred Stocks (Cost $4,017,157)		3,911,209

Money Market Funds–5.96%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(n)(o)	64,807,538	64,807,538
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(n)(o)	45,670,970	45,689,238
Invesco Treasury Portfolio, Institutional Class, 0.01%(n)(o)	74,065,757	74,065,757
Total Money Market Funds (Cost $184,562,295)		184,562,533
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $3,043,472,968)		3,097,536,868

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.65%
Invesco Private Government Fund, 0.02%(n)(o)(p)	24,636,243	24,636,243
Invesco Private Prime Fund, 0.11%(n)(o)(p)	57,461,582	57,484,568
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $82,120,811)		82,120,811
TOTAL INVESTMENTS IN SECURITIES–102.65% (Cost $3,125,593,779)		3,179,657,679
OTHER ASSETS LESS LIABILITIES–(2.65)%		(82,206,495)
NET ASSETS–100.00%		$3,097,451,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Bond Fund

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
COF	– Cost of Funds
Ctfs.	– Certificates
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PO	– Principal Only
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $1,222,910,718, which represented 39.48% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(f)	Perpetual bond with no specified maturity date.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2021.

(i)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2021.

(j)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(l)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m)	Zero coupon bond issued at a discount.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2021.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$52,258,944	$211,320,890	$(198,772,296)	$-	$-	$64,807,538	$5,041
Invesco Liquid Assets Portfolio, Institutional Class	38,508,674	150,142,844	(142,962,279)	(4,776)	4,775	45,689,238	1,481
Invesco Treasury Portfolio, Institutional Class	59,724,507	241,509,588	(227,168,338)	-	-	74,065,757	2,214
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,957,312	190,015,939	(167,337,008)	-	-	24,636,243	1,195	*
Invesco Private Prime Fund	2,935,968	341,403,650	(286,855,051)	-	-	57,484,568	17,956	*
Total	$155,385,405	$1,134,392,911	$(1,023,094,972)	$(4,776)	$4,775	$266,683,344	$27,887

*   Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(o)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(p)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Bond Fund

Open Futures Contracts

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	6,011	December-2021	$1,324,392,366	$791,388	$791,388

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	4,609	December-2021	(570,219,719)	(1,332,287)	(1,332,287)
U.S. Treasury 10 Year Notes	686	December-2021	(91,548,844)	(321,563)	(321,563)
U.S. Treasury Long Bond	53	December-2021	(8,637,344)	(28,156)	(28,156)
Subtotal–Short Futures Contracts				(1,682,006)	(1,682,006)
Total Futures Contracts				$(890,618)	$(890,618)

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2021

U.S. Dollar Denominated Bonds & Notes	69.53%
Asset-Backed Securities	18.37
U.S. Treasury Securities	4.57
Security Types Each Less Than 1% of Portfolio	1.57
Money Market Funds Plus Other Assets Less Liabilities	5.96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Term Bond Fund

Statement of Assets and Liabilities

August 31, 2021

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $ 2,858,910,673)*	$2,912,974,335

Investments in affiliated money market funds, at value (Cost $ 266,683,106)	266,683,344

Other investments:
Variation margin receivable – futures contracts	66,771

Receivable for:
Investments sold	90,444,042

Fund shares sold	3,945,344

Dividends	2,019

Interest	14,622,871

Principal paydowns	171

Investment for trustee deferred compensation and retirement plans	237,586

Other assets	158,164

Total assets	3,289,134,647

Liabilities:
Payable for:
Investments purchased	25,479,554

Dividends	687,021

Fund shares reacquired	6,988,504

Amount due custodian	74,931,390

Collateral upon return of securities loaned	82,120,811

Accrued fees to affiliates	990,762

Accrued trustees’ and officers’ fees and benefits	46,923

Accrued other operating expenses	175,737

Trustee deferred compensation and retirement plans	262,761

Total liabilities	191,683,463

Net assets applicable to shares outstanding	$3,097,451,184

Net assets consist of:
Shares of beneficial interest	$3,108,693,263

Distributable earnings (loss)	(11,242,079)

$3,097,451,184

Net Assets:
Class A	$1,495,639,672

Class C	$224,464,261

Class R	$48,827,833

Class Y	$648,106,847

Class R5	$538,904

Class R6	$679,873,667

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	173,199,578

Class C	25,986,938

Class R	5,640,706

Class Y	75,009,875

Class R5	62,516

Class R6	78,642,223

Class A:
Net asset value per share	$8.64

Maximum offering price per share (Net asset value of $8.64 ÷ 97.50%)	$8.86

Class C:
Net asset value and offering price per share	$8.64

Class R:
Net asset value and offering price per share	$8.66

Class Y:
Net asset value and offering price per share	$8.64

Class R5:
Net asset value and offering price per share	$8.62

Class R6:
Net asset value and offering price per share	$8.65

* At August 31, 2021, securities with an aggregate value of $80,165,928 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Term Bond Fund

Statement of Operations

For the six months ended August 31, 2021

(Unaudited)

Investment income:
Interest	$32,197,867

Dividends	57,422

Dividends from affiliated money market funds (includes securities lending income of $ 31,613)	40,349

Total investment income	32,295,638

Expenses:
Advisory fees	4,860,390

Administrative services fees	222,463

Custodian fees	18,770

Distribution fees:
Class A	1,152,555

Class C	758,097

Class R	124,556

Transfer agent fees – A, C, R and Y	1,481,775

Transfer agent fees – R5	114

Transfer agent fees – R6	22,454

Trustees’ and officers’ fees and benefits	38,013

Registration and filing fees	106,364

Reports to shareholders	82,168

Professional services fees	70,691

Other	30,216

Total expenses	8,968,626

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(206,404)

Net expenses	8,762,222

Net investment income	23,533,416

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	4,110,789

Affiliated investment securities	4,775

Futures contracts	382,916

4,498,480

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(12,241,482)

Affiliated investment securities	(4,776)

Futures contracts	(6,579,567)

(18,825,825)

Net realized and unrealized gain (loss)	(14,327,345)

Net increase in net assets resulting from operations	$9,206,071

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2021 and the year ended February 28, 2021

(Unaudited)

	August 31, 2021	February 28, 2021

Operations:
Net investment income	$23,533,416	$51,596,050

Net realized gain	4,498,480	1,333,671

Change in net unrealized appreciation (depreciation)	(18,825,825)	48,599,828

Net increase in net assets resulting from operations	9,206,071	101,529,549

Distributions to shareholders from distributable earnings:
Class A	(11,608,074)	(25,359,066)

Class C	(1,393,626)	(3,762,523)

Class R	(291,655)	(620,089)

Class Y	(5,353,843)	(10,686,786)

Class R5	(4,700)	(12,423)

Class R6	(6,056,604)	(15,233,317)

Total distributions from distributable earnings	(24,708,502)	(55,674,204)

Share transactions–net:
Class A	(24,684,295)	847,839,447

Class C	(11,514,166)	74,797,503

Class R	(1,394,887)	43,002,288

Class Y	21,815,300	469,541,828

Class R5	17,210	25,151

Class R6	37,881,276	(2,255,738)

Net increase in net assets resulting from share transactions	22,120,438	1,432,950,479

Net increase in net assets	6,618,007	1,478,805,824

Net assets:
Beginning of period	3,090,833,177	1,612,027,353

End of period	$3,097,451,184	$3,090,833,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Term Bond Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends						with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net			Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	Return of	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	capital	distributions	of period	return(b)	(000’s omitted)	absorbed		absorbed		net assets		turnover(c)
Class A
Six months ended 08/31/21	$8.68	$0.06	$(0.03)	$0.03	$(0.07)	$–	$(0.07)	$8.64	0.30%	$1,495,640	0.62	%(d)	0.62	%(d)	1.44	%(d)	59%
Year ended 02/28/21	8.66	0.16	0.04	0.20	(0.18)	–	(0.18)	8.68	2.33	1,527,875	0.63		0.63		1.85		245
Year ended 02/29/20	8.47	0.23	0.20	0.43	(0.23)	(0.01)	(0.24)	8.66	5.08	655,357	0.65		0.65		2.62		155
Year ended 02/28/19	8.51	0.21	(0.03)	0.18	(0.22)	–	(0.22)	8.47	2.19	591,443	0.64		0.65		2.52		176
Year ended 02/28/18	8.61	0.17	(0.10)	0.07	(0.17)	–	(0.17)	8.51	0.79	395,766	0.65		0.66		1.98		198
Year ended 02/28/17	8.47	0.14	0.15	0.29	(0.15)	–	(0.15)	8.61	3.39	435,592	0.65		0.66		1.59		294
Class C
Six months ended 08/31/21	8.68	0.05	(0.04)	0.01	(0.05)	–	(0.05)	8.64	0.14	224,464	0.97	(d)	1.12	(d)	1.09	(d)	59
Year ended 02/28/21	8.66	0.13	0.03	0.16	(0.14)	–	(0.14)	8.68	1.93	237,167	0.98		0.98		1.50		245
Year ended 02/29/20	8.47	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)	8.66	4.71	158,968	1.00		1.15		2.27		155
Year ended 02/28/19	8.51	0.18	(0.03)	0.15	(0.19)	–	(0.19)	8.47	1.83	140,247	0.99		1.15		2.17		176
Year ended 02/28/18	8.61	0.14	(0.10)	0.04	(0.14)	–	(0.14)	8.51	0.44	391,791	1.00		1.16		1.63		198
Year ended 02/28/17	8.47	0.11	0.15	0.26	(0.12)	–	(0.12)	8.61	3.03	451,018	1.00		1.16		1.24		294
Class R
Six months ended 08/31/21	8.70	0.05	(0.04)	0.01	(0.05)	–	(0.05)	8.66	0.13	48,828	0.97	(d)	0.97	(d)	1.09	(d)	59
Year ended 02/28/21	8.68	0.13	0.04	0.17	(0.15)	–	(0.15)	8.70	1.98	50,473	0.98		0.98		1.50		245
Year ended 02/29/20	8.49	0.20	0.20	0.40	(0.20)	(0.01)	(0.21)	8.68	4.70	6,210	1.00		1.00		2.27		155
Year ended 02/28/19	8.53	0.18	(0.03)	0.15	(0.19)	–	(0.19)	8.49	1.84	5,035	0.99		1.00		2.17		176
Year ended 02/28/18	8.62	0.14	(0.09)	0.05	(0.14)	–	(0.14)	8.53	0.55	4,693	1.00		1.01		1.63		198
Year ended 02/28/17	8.49	0.11	0.14	0.25	(0.12)	–	(0.12)	8.62	2.90	6,466	1.00		1.01		1.24		294
Class Y
Six months ended 08/31/21	8.68	0.07	(0.04)	0.03	(0.07)	–	(0.07)	8.64	0.38	648,107	0.47	(d)	0.47	(d)	1.59	(d)	59
Year ended 02/28/21	8.66	0.17	0.04	0.21	(0.19)	–	(0.19)	8.68	2.50	629,462	0.45		0.48		2.03		245
Year ended 02/29/20	8.48	0.24	0.19	0.43	(0.24)	(0.01)	(0.25)	8.66	5.11	146,159	0.50		0.50		2.77		155
Year ended 02/28/19	8.52	0.23	(0.03)	0.20	(0.24)	–	(0.24)	8.48	2.35	134,272	0.49		0.50		2.67		176
Year ended 02/28/18	8.61	0.18	(0.09)	0.09	(0.18)	–	(0.18)	8.52	1.06	128,874	0.50		0.51		2.13		198
Year ended 02/28/17	8.48	0.15	0.14	0.29	(0.16)	–	(0.16)	8.61	3.42	129,794	0.50		0.51		1.74		294
Class R5
Six months ended 08/31/21	8.66	0.07	(0.03)	0.04	(0.08)	–	(0.08)	8.62	0.42	539	0.40	(d)	0.40	(d)	1.66	(d)	59
Year ended 02/28/21	8.65	0.18	0.03	0.21	(0.20)	–	(0.20)	8.66	2.48	524	0.38		0.38		2.10		245
Year ended 02/29/20	8.47	0.25	0.18	0.43	(0.24)	(0.01)	(0.25)	8.65	5.20	496	0.40		0.40		2.87		155
Year ended 02/28/19	8.51	0.23	(0.03)	0.20	(0.24)	–	(0.24)	8.47	2.45	1,765	0.39		0.40		2.77		176
Year ended 02/28/18	8.60	0.19	(0.09)	0.10	(0.19)	–	(0.19)	8.51	1.17	1,699	0.38		0.39		2.25		198
Year ended 02/28/17	8.47	0.16	0.14	0.30	(0.17)	–	(0.17)	8.60	3.54	1,220	0.39		0.40		1.85		294
Class R6
Six months ended 08/31/21	8.69	0.07	(0.03)	0.04	(0.08)	–	(0.08)	8.65	0.44	679,874	0.36	(d)	0.36	(d)	1.70	(d)	59
Year ended 02/28/21	8.67	0.18	0.04	0.22	(0.20)	–	(0.20)	8.69	2.62	645,331	0.35		0.35		2.13		245
Year ended 02/29/20	8.49	0.25	0.19	0.44	(0.25)	(0.01)	(0.26)	8.67	5.23	644,838	0.37		0.37		2.90		155
Year ended 02/28/19	8.53	0.24	(0.03)	0.21	(0.25)	–	(0.25)	8.49	2.46	564,219	0.38		0.39		2.78		176
Year ended 02/28/18	8.62	0.19	(0.09)	0.10	(0.19)	–	(0.19)	8.53	1.17	575,750	0.38		0.39		2.25		198
Year ended 02/28/17	8.48	0.16	0.15	0.31	(0.17)	–	(0.17)	8.62	3.66	499,674	0.39		0.40		1.85		294

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended, February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $1,288,591,313 in connection with the acquisition of Invesco Oppenheimer Limited-Term Government Fund into the Fund.

(d)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Term Bond Fund

Notes to Financial Statements

August 31, 2021

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

26	Invesco Short Term Bond Fund

on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities . When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference

27	Invesco Short Term Bond Fund

between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

L.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.350%
Next $500 million	0.325%
Next $1.5 billion	0.300%
Next $2.5 billion	0.290%
Over $5 billion	0.280%

For the six months ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.31%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through June 30, 2022 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets. Prior to June 1, 2021, the Adviser has contractually agreed, through May 31, 2021 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.59% (after 12b-1 fee waivers), 1.09%, 0.45%, 0.44% and 0.39%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2021, the Adviser waived advisory fees of $13,416 and reimbursed class level expenses of $0, $0, $0, $14,707, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares, 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales

28	Invesco Short Term Bond Fund

charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2022, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the six months ended August 31, 2021, 12b-1 fees incurred for Class C shares were $583,152 after fee waivers of $174,945.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2021, IDI advised the Fund that IDI retained $66,902 in front-end sales commissions from the sale of Class A shares and $106,640 and $137 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$2,153,778,543	$–	$2,153,778,543

Asset-Backed Securities	–	569,060,542	–	569,060,542

U.S. Treasury Securities	–	141,546,816	–	141,546,816

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	29,253,785	–	29,253,785

Agency Credit Risk Transfer Notes	–	15,423,440	–	15,423,440

Preferred Stocks	1,950,750	1,960,459	–	3,911,209

Money Market Funds	184,562,533	82,120,811	–	266,683,344

Total Investments in Securities	186,513,283	2,993,144,396	–	3,179,657,679

Other Investments – Assets*

Futures Contracts	791,388	–	–	791,388

Other Investments – Liabilities*

Futures Contracts	(1,682,006)	–	–	(1,682,006)

Total Other Investments	(890,618)	–	–	(890,618)

Total Investments	$185,622,665	$2,993,144,396	$ –	$3,178,767,061

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$791,388

Derivatives not subject to master netting agreements	(791,388)

Total Derivative Assets subject to master netting agreements	$–

29	Invesco Short Term Bond Fund

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(1,682,006)

Derivatives not subject to master netting agreements	1,682,006

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Realized Gain:
Futures contracts	$382,916

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(6,579,567)

Total	$(6,196,651)

    The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$2,142,115,468

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,336.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$24,625,523	$37,460,892	$62,086,415

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

30	Invesco Short Term Bond Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2021 was $712,725,261 and $754,554,514, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$57,380,929

Aggregate unrealized (depreciation) of investments	(9,839,275)

Net unrealized appreciation of investments	$47,541,654

    Cost of investments for tax purposes is $3,131,225,407.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended August 31, 2021(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	24,949,212	$215,881,363	58,881,176	$505,448,194

Class C	4,783,374	41,401,644	13,661,101	117,320,096

Class R	677,137	5,874,832	1,792,362	15,480,563

Class Y	18,158,112	157,219,767	44,840,702	385,439,426

Class R5	4,904	42,362	14,730	124,587

Class R6	9,402,491	81,475,612	11,206,731	96,386,151

Issued as reinvestment of dividends:
Class A	1,123,085	9,717,067	2,488,914	21,390,097

Class C	131,919	1,142,093	362,060	3,104,680

Class R	33,075	286,940	70,805	611,740

Class Y	373,280	3,231,427	749,468	6,456,337

Class R5	527	4,548	1,406	12,017

Class R6	683,874	5,923,628	1,745,870	14,966,771

Automatic conversion of Class C shares to Class A shares:
Class A	852,524	7,373,760	5,113,852	44,216,450

Class C	(852,230)	(7,373,760)	(5,113,278)	(44,216,450)

Issued in connection with acquisitions:(b)
Class A	-	-	81,158,649	682,135,260

Class C	-	-	11,583,605	97,310,533

Class R	-	-	4,433,094	37,326,256

Class Y	-	-	45,739,122	384,550,934

Class R5	-	-	1,183	9,928

Class R6	-	-	15,510,515	130,528,698

Reacquired:
Class A	(29,777,738)	(257,656,485)	(47,246,252)	(405,350,554)

Class C	(5,394,084)	(46,684,143)	(11,536,618)	(98,721,356)

Class R	(871,181)	(7,556,659)	(1,210,156)	(10,416,271)

Class Y	(16,011,776)	(138,635,894)	(35,707,062)	(306,904,869)

Class R5	(3,436)	(29,700)	(14,102)	(121,381)

Class R6	(5,719,806)	(49,517,964)	(28,533,148)	(244,137,358)

Net increase in share activity	2,543,263	$22,120,438	169,994,729	$1,432,950,479

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

31	Invesco Short Term Bond Fund

(b) After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Limited-Term Bond Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 158,426,168 shares of the Fund for 298,121,720 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $1,331,861,609, including $(3,211,961) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,589,317,925 and $2,921,179,534 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$59,556,930

Net realized/unrealized gains	1,730,190

Change in net assets resulting from operations	$61,287,120

NOTE 11–Subsequent Event

Effective November 1, 2021, Class C shares of the Fund are subject to a CDSC. If a shareholder acquires Class C shares of any other fund as a result of an exchange involving Class C shares of the Fund that were not subject to a CDSC prior to November 1, 2021, then the shares acquired as a result of the exchange will not be subject to a CDSC.

32	Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/21)	(08/31/21)[1]	Period[2]	(08/31/21)	Period[2]	Ratio
Class A	$1,000.00	$1,003.00	$3.13	$1,022.08	$3.16	0.62%
Class C	1,000.00	1,001.40	4.89	1,020.32	4.94	0.97
Class R	1,000.00	1,001.30	4.89	1,020.32	4.94	0.97
Class Y	1,000.00	1,003.80	2.37	1,022.84	2.40	0.47
Class R5	1,000.00	1,004.20	2.02	1,023.19	2.04	0.40
Class R6	1,000.00	1,004.40	1.82	1,023.39	1.84	0.36

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

33	Invesco Short Term Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Government & Credit 1-3 Year Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that duration positioning and security selection in certain sectors detracted from Fund performance. The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual

34	Invesco Short Term Bond Fund

management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided . The Board -noted that Invesco

Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

35	Invesco Short Term Bond Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-SAR-1

Semiannual Report to Shareholders	August 31, 2021

Invesco U.S. Government Money Portfolio

Nasdaq:
Invesco Cash Reserve: GMQXX ∎ C: GMCXX ∎ R: GMLXX ∎ Y: OMBXX ∎ R6: GMRXX

2	Fund Information
3	Schedule of Investments
6	Financial Statements
9	Financial Highlights
10	Notes to Financial Statements
14	Fund Expenses
15	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Information

    You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

    The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.

    Team managed by Invesco Advisers, Inc.

2	Invesco U.S. Government Money Portfolio

Schedule of Investments

August 31, 2021

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities-38.14%
U.S. Treasury Bills-28.04%(a)
U.S. Treasury Bills	0.02%-0.06%	09/02/2021	$30,000	$29,999,978

U.S. Treasury Bills	0.03%	09/07/2021	25,000	24,999,896

U.S. Treasury Bills	0.03%	09/09/2021	25,000	24,999,861

U.S. Treasury Bills	0.03%	09/16/2021	30,000	29,999,687

U.S. Treasury Bills	0.01%-0.04%	09/21/2021	65,000	64,998,819

U.S. Treasury Bills	0.04%	10/21/2021	15,000	14,999,167

U.S. Treasury Bills	0.05%	11/02/2021	5,000	4,999,569

U.S. Treasury Bills	0.14%	11/04/2021	16,000	15,996,160

U.S. Treasury Bills	0.05%	11/09/2021	15,000	14,998,606

U.S. Treasury Bills	0.04%	11/12/2021	15,000	14,998,950

U.S. Treasury Bills	0.03%	11/18/2021	5,000	4,999,675

U.S. Treasury Bills	0.05%	12/02/2021	25,000	24,997,156

U.S. Treasury Bills	0.09%	01/27/2022	10,000	9,996,300

U.S. Treasury Bills	0.06%	02/03/2022	30,000	29,992,896

U.S. Treasury Bills	0.06%	02/24/2022	15,000	14,995,600

U.S. Treasury Bills	0.07%	04/21/2022	29,000	28,987,852

U.S. Treasury Bills	0.07%	06/16/2022	10,000	9,994,400

U.S. Treasury Bills	0.08%	07/14/2022	7,000	6,995,392

U.S. Treasury Bills	0.08%	08/11/2022	20,000	19,984,711

				391,934,675

U.S. Treasury Notes-10.10%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.30%)(b)	0.35%	10/31/2021	16,000	16,001,031

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)(b)	0.16%	04/30/2022	10,000	10,001,068

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.10%	10/31/2022	25,000	24,999,823

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	0.09%	01/31/2023	10,000	10,000,230

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	0.08%	04/30/2023	38,000	38,001,749

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	0.07%	07/31/2023	21,000	21,000,407

U.S. Treasury Notes	2.00%	10/31/2021	15,000	15,046,440

U.S. Treasury Notes	2.00%	07/31/2022	6,000	6,104,531

				141,155,279

Total U.S. Treasury Securities (Cost $533,089,954)				533,089,954

U.S. Government Sponsored Agency Securities-17.07%
Federal Farm Credit Bank (FFCB)-8.12%
Federal Farm Credit Bank (SOFR + 0.28%)(b)	0.33%	10/01/2021	15,000	15,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	07/11/2022	10,000	9,999,564

Federal Farm Credit Bank (SOFR + 0.19%)(b)	0.24%	07/14/2022	7,000	7,000,000

Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.12%	08/11/2022	20,000	19,999,995

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	10/12/2022	7,000	6,999,763

Federal Farm Credit Bank (SOFR + 0.01%)(b)	0.06%	11/16/2022	7,000	6,999,829

Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.12%	11/18/2022	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	12/28/2022	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	01/20/2023	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	02/09/2023	7,000	7,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	0.10%	02/17/2023	9,000	9,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	03/10/2023	6,000	6,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	05/19/2023	3,000	3,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

3	Invesco U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Federal Farm Credit Bank (FFCB)-(continued)
Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	06/14/2023	$3,500	$3,500,000

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	07/07/2023	4,000	4,000,000

				113,499,151

Federal Home Loan Bank (FHLB)-6.09%
Federal Home Loan Bank (SOFR + 0.02%)(b)	0.07%	09/02/2021	30,000	30,000,000

Federal Home Loan Bank(a)	0.03%	10/29/2021	3,064	3,063,852

Federal Home Loan Bank (SOFR + 0.15%)(b)	0.20%	11/15/2021	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.06%)(b)	0.11%	02/11/2022	7,000	7,000,000

Federal Home Loan Bank (SOFR + 0.06%)(b)	0.11%	05/12/2022	15,000	15,000,000

Federal Home Loan Bank (SOFR + 0.07%)(b)	0.12%	11/10/2022	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.06%)(b)	0.11%	12/08/2022	15,000	15,000,000

				85,063,852

Federal Home Loan Mortgage Corp. (FHLMC)-1.07%
Federal Home Loan Mortgage Corp. (SOFR + 0.18%)(b)	0.23%	12/13/2021	15,000	15,000,000

Federal National Mortgage Association (FNMA)-1.79%
Federal National Mortgage Association (SOFR + 0.30%)(b)	0.35%	01/07/2022	10,000	10,000,000

Federal National Mortgage Association (SOFR + 0.22%)(b)	0.27%	03/16/2022	10,000	10,000,000

Federal National Mortgage Association (SOFR + 0.20%)(b)	0.25%	06/15/2022	5,000	5,000,000

				25,000,000

Total U.S. Government Sponsored Agency Securities (Cost $238,563,003)				238,563,003

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-55.21% (Cost $771,652,957)				771,652,957

			Repurchase Amount

Repurchase Agreements-46.57%(c)
Credit Agricole Corporate & Investment Bank, agreement dated 08/31/2021, maturing value of $200,000,278 (collateralized by U.S. Treasury obligations valued at $204,000,356; 2.88%; 05/15/2043 - 05/15/2049)	0.05%	09/01/2021	200,000,278	200,000,000

RBC Dominion Securities Inc., agreement dated 08/31/2021, maturing value of $226,000,314 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $230,520,379; 0.00% - 5.00%; 09/30/2021 - 08/20/2051)	0.05%	09/01/2021	226,000,314	226,000,000

TD Securities (USA) LLC, term agreement dated 08/25/2021, maturing value of $225,002,406 (collateralized by domestic agency mortgage-backed securities valued at $229,502,455; 2.00% - 4.50%; 07/01/2031 - 07/01/2051)(d)	0.06%	09/01/2021	225,002,406	225,000,000

Total Repurchase Agreements (Cost $651,000,000)				651,000,000

TOTAL INVESTMENTS IN SECURITIES(e)-101.78% (Cost $1,422,652,957)				1,422,652,957

OTHER ASSETS LESS LIABILITIES-(1.78)%				(24,837,260)

NET ASSETS-100.00%				$1,397,815,697

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(c)	Principal amount equals value at period end. See Note 1I.
(d)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(e)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco U.S. Government Money Portfolio

Portfolio Composition by Maturity*

In days, as of 08/31/2021

1-7	50.9%
8-30	8.6
31-60	2.4
61-90	6.9
91-180	8.0
181+	23.2

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco U.S. Government Money Portfolio

Statement of Assets and Liabilities

August 31, 2021

(Unaudited)

Assets:
Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$771,652,957

Repurchase agreements, at value and cost	651,000,000

Cash	1,032,163

Receivable for:
Fund shares sold	734,621

Interest	180,866

Fund expenses absorbed	607,637

Investment for trustee deferred compensation and retirement plans	150,159

Other assets	30

Total assets	1,425,358,433

Liabilities:
Payable for:
Investments purchased	24,997,156

Fund shares reacquired	1,535,910

Accrued fees to affiliates	728,390

Accrued trustees’ and officers’ fees and benefits	4,851

Accrued operating expenses	18,308

Trustee deferred compensation and retirement plans	258,121

Total liabilities	27,542,736

Net assets applicable to shares outstanding	$1,397,815,697

Net assets consist of:
Shares of beneficial interest	$1,397,981,411

Distributable earnings (loss)	(165,714)

$1,397,815,697

Net Assets:
Invesco Cash Reserve	$47,759,443

Class C	$7,695,618

Class R	$4,845,762

Class Y	$1,337,504,874

Class R6	$10,000

Shares outstanding, no par value, unlimited number of shares authorized:
Invesco Cash Reserve	47,758,558

Class C	7,695,449

Class R	4,845,669

Class Y	1,337,481,260

Class R6	10,000

Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco U.S. Government Money Portfolio

Statement of Operations

For the six months ended August 31, 2021

(Unaudited)

Investment income:
Interest	$490,834

Expenses:
Advisory fees	3,057,279

Administrative services fees	326,210

Custodian fees	3,699

Distribution fees:
Invesco Cash Reserve	40,472

Class C	47,433

Class R	13,076

Transfer agent fees - Invesco Cash Reserve, C, R and Y	1,860,513

Transfer agent fees - R6	5

Trustees’ and officers’ fees and benefits	31,866

Registration and filing fees	50,663

Reports to shareholders	55,240

Professional services fees	28,704

Other	3,863

Total expenses	5,519,023

Less: Fees waived and expenses reimbursed	(5,069,012)

Net expenses	450,011

Net investment income	40,823

Net realized gain from unaffiliated investment securities	10,107

Net increase in net assets resulting from operations	$50,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco U.S. Government Money Portfolio

Statement of Changes in Net Assets

For the six months ended August 31, 2021 and the year ended February 28, 2021

(Unaudited)

	August 31, 2021	February 28, 2021

Operations:
Net investment income	$40,823	$618,237

Net realized gain	10,107	5,310

Net increase in net assets resulting from operations	50,930	623,547

Distributions to shareholders from distributable earnings:
Invesco Cash Reserve	(1,862)	(8,309)

Class C	(327)	(1,070)

Class R	(179)	(573)

Class Y	(38,453)	(608,278)

Class R6	(2)	(7)

Total distributions from distributable earnings	(40,823)	(618,237)

Share transactions-net:
Invesco Cash Reserve	(12,944,995)	47,829,569

Class C	(3,323,502)	8,705,815

Class R	(1,011,460)	4,757,966

Class Y	(133,004,067)	(88,128,122)

Net increase (decrease) in net assets resulting from share transactions	(150,284,024)	(26,834,772)

Net increase (decrease) in net assets	(150,273,917)	(26,829,462)

Net assets:
Beginning of period	1,548,089,614	1,574,919,076

End of period	$1,397,815,697	$1,548,089,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco U.S. Government Money Portfolio

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets
Invesco Cash Reserve
Six months ended 08/31/21	$1.00	$0.00	$0.00	$0.00	$(0.00)	$ -	$(0.00)	$1.00	0.00%	$47,759	0.06	%(d)	0.88	%(d)	0.01	%(d)
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.03	60,704	0.18		0.89		0.04
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.66	12,874	0.72	(d)	0.94	(d)	1.14	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	3,285	0.67	(d)	0.86	(d)	1.67	(d)
Class C
Six months ended 08/31/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.00	7,696	0.06	(d)	1.73	(d)	0.01	(d)
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.01	11,019	0.19		1.74		0.03
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.17	2,313	1.55	(d)	1.79	(d)	0.31	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.16	497	1.43	(d)	1.64	(d)	0.91	(d)
Class R
Six months ended 08/31/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.00	4,846	0.06	(d)	1.23	(d)	0.01	(d)
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.02	5,857	0.19		1.24		0.03
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.46	1,099	1.05	(d)	1.28	(d)	0.81	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.23	182	1.08	(d)	1.08	(d)	1.27	(d)
Class Y
Six months ended 08/31/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.00	1,337,505	0.06	(d)	0.73	(d)	0.01	(d)
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.04	1,470,499	0.18		0.74		0.04
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.74	1,558,623	0.58	(d)	0.80	(d)	1.28	(d)
Year ended 07/31/19	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.77	1,669,766	0.58		0.62		1.76
Year ended 07/31/18	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.84	40,384	0.60		0.61		0.83
Year ended 07/31/17	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.10	42,261	0.51		0.64		0.07
Year ended 07/31/16	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.01	92,494	0.45		0.64		0.01
Class R6
Six months ended 08/31/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.00	10	0.06	(d)	0.58	(d)	0.01	(d)
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.05	10	0.16		0.57		0.06
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.80	10	0.48	(d)	0.54	(d)	1.38	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.34	10	0.48	(d)	0.48	(d)	1.88	(d)

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the seven months ended February 29, 2020 and the years ended July 31, 2019, 2018 and 2017, respectively.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco U.S. Government Money Portfolio

Notes to Financial Statements

August 31, 2021

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco U.S. Government Money Portfolio, (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

    The Fund’s investment objective is to seek income consistent with stability of principal.

    The Fund currently consists of five different classes of shares: Invesco Cash Reserve, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class C shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to the liquidity fee and redemption gate requirement at this time, as permitted by Rule 2a-7.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

    Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

    The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

    The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

    Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

    The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

    The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

    The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

10	Invesco U.S. Government Money Portfolio

results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

K.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

    The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $ 500 million	0.450%
Next $500 million	0.425%
Next $500 million	0.400%
Next $1.5 billion	0.375%
Over $3 billion	0.350%

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    For the six months ended August 31, 2021, the effective advisory fees incurred by the Fund was 0.41%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

    The Adviser has contractually agreed, through June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Invesco Cash Reserve, Class C, Class R, Class Y, and Class R6 shares to 0.73%, 1.58%, 1.08%, 0.58%, and 0.48%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    Further, Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended August 31, 2021, the Adviser contractually reimbursed class level expenses of $40,287, $7,082, $3,905, $1,057,981 and $5, of Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares, respectively, and Invesco voluntarily waived advisory fees of $3,057,279, reimbursed Fund level expenses of $50,235 and reimbursed class level expenses $67,757, $52,229, $15,721 and $716,531 of Invesco Cash Reserve, Class C, Class R and Class Y shares, respectively, in order to increase the yield.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve, Class C, and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class C and Class R shares (collectively the

11	Invesco U.S. Government Money Portfolio

“Plan”). The Fund pursuant to the Plan, pays IDI compensation at the annual rate of 0.15% of the average daily net assets of Invesco Cash Reserve shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. For the six months ended August 31, 2021, expenses incurred under the plans are shown in the Statement of Operations as Distribution fees. Expenses incurred after voluntary yield waivers are $0, $0 and $0 for Invesco Cash Reserve, Class C and Class R shares, respectively.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2021, IDI advised the Fund that IDI imposed CDSC on redemptions by shareholders for Class C shares of $258.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    As of August 31, 2021, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund did not have any capital loss carryforward as of February 28, 2021.

NOTE 7–Share Information

	Summary of Share Activity

	Six months ended August 31, 2021		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve	14,352,541	$14,352,541	104,717,832	$104,717,832

Class C	1,450,678	1,450,678	29,269,887	29,269,887

Class R	2,495,656	2,495,656	10,100,878	10,100,878

Class Y	132,461,960	132,461,960	474,869,673	474,869,673

12	Invesco U.S. Government Money Portfolio

	Summary of Share Activity

	Six months ended August 31, 2021		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Invesco Cash Reserve	1,862	$1,862	8,309	$8,309

Class C	327	327	1,070	1,070

Class R	179	179	573	573

Class Y	38,453	38,453	608,278	608,278

Automatic Conversion of Class C shares to Invesco Cash Reserve shares:
Invesco Cash Reserve	48,307	48,307	2,474,092	2,474,092

Class C	(48,307)	(48,307)	(2,474,092)	(2,474,092)

Reacquired:
Invesco Cash Reserve	(27,347,705)	(27,347,705)	(59,370,664)	(59,370,664)

Class C	(4,726,200)	(4,726,200)	(18,091,050)	(18,091,050)

Class R	(3,507,295)	(3,507,295)	(5,343,485)	(5,343,485)

Class Y	(265,504,480)	(265,504,480)	(563,606,073)	(563,606,073)

Net increase (decrease) in share activity	(150,284,024)	$(150,284,024)	(26,834,772)	$(26,834,772)

13	Invesco U.S. Government Money Portfolio

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/21)	(08/31/21)[1]	Period[2]	(08/31/21)	Period[2]	Ratio
Invesco Cash Reserve	$1,000.00	$1,000.04	$0.30	$1,024.90	$0.31	0.06%
C	1,000.00	1,000.04	0.30	1,024.90	0.31	0.06
R	1,000.00	1,000.04	0.30	1,024.90	0.31	0.06
Y	1,000.00	1,000.04	0.30	1,024.90	0.31	0.06
R6	1,000.00	1,000.04	0.30	1,024.90	0.31	0.06

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

14	Invesco U.S. Government Money Portfolio

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco U.S. Government Money Portfolio’s (formerly, Invesco Oppenheimer Government Money Market Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the

Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of

Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe. The Board noted that performance of Class Y shares of the Fund was in the fourth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of the Fund was below the performance universe median for the one year period, reasonably comparable to the performance universe median for the three year period and the same as the performance universe median for the five year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

15	Invesco U.S. Government Money Portfolio

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class Y shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were in the fourth and fifth quintile, respectively, of its expense group and discussed with management reasons for such relative contractual management fees and total expenses, including that some of the Fund’s expense group peers have a unitary fee structure. The Board also noted that the Fund’s total expense ratio is as of the fiscal year end of February 28, 2020 and does not reflect additional voluntary waivers to maintain a positive yield subsequent to such date.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

16	Invesco U.S. Government Money Portfolio

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at

invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-GMKT-SAR-1

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 21, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 21, 2021, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 4, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 4, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	November 4, 2021